UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04852

Victory Portfolios
(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio			44144
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-539-3863

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1. Reports to Stockholders.

December 31, 2017

Annual Report

Victory INCORE Investment Quality Bond Fund

Victory INCORE Low Duration Bond Fund

Victory High Yield Fund

Victory Tax-Exempt Fund

Victory High Income Municipal Bond Fund

Victory Floating Rate Fund

Victory Strategic Income Fund

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (unaudited)	5
Fund Review and Commentary (unaudited)	6
Financial Statements
The Victory Fixed Income Funds
Victory INCORE Investment Quality Bond Fund
Schedule of Portfolio Investments	29
Statements of Assets and Liabilities	66
Statements of Operations	69
Statements of Changes in Net Assets	72-74
Financial Highlights	80-83
Victory INCORE Low Duration Bond Fund
Schedule of Portfolio Investments	36
Statements of Assets and Liabilities	66
Statements of Operations	69
Statements of Changes in Net Assets	72-74
Financial Highlights	84-87
Victory High Yield Fund
Schedule of Portfolio Investments	44
Statements of Assets and Liabilities	66
Statements of Operations	69
Statements of Changes in Net Assets	72-74
Financial Highlights	88-91
Victory Tax-Exempt Fund
Schedule of Portfolio Investments	48
Statements of Assets and Liabilities	67
Statements of Operations	70
Statements of Changes in Net Assets	75-77
Financial Highlights	92-94
Victory High Income Municipal Bond Fund
Schedule of Portfolio Investments	52
Statements of Assets and Liabilities	67
Statements of Operations	70
Statements of Changes in Net Assets	75-77
Financial Highlights	95-97
Victory Floating Rate Fund
Schedule of Portfolio Investments	56
Statements of Assets and Liabilities	67
Statements of Operations	70
Statements of Changes in Net Assets	75-77
Financial Highlights	98-101
Victory Strategic Income Fund
Schedule of Portfolio Investments	61
Statements of Assets and Liabilities	68
Statements of Operations	71
Statements of Changes in Net Assets	78-79
Financial Highlights	102-105

Table of Contents (continued)

Notes to Financial Statements	106
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	125
Supplemental Information (unaudited)	126
Trustee and Officer Information	126
Proxy Voting and Form N-Q Information	129
Expense Examples	129
Additional Federal Income Tax Information	132
Advisory Contract Approval	133

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Victory Funds Letter to Shareholders

Dear Shareholder,

For all practical purposes, 2017 was a full-on stampede. The bull market roared ahead and domestic stocks registered their ninth consecutive year of gains. The S&P 500 Index® increased nearly 22 percent, the Dow Jones Industrial Average was up 25 percent, and the tech-heavy NASDAQ Composite outpaced both, rising 28 percent. Global investors also enjoyed robust returns, led by the 37 percent gains posted by the MSCI Emerging Markets Index. By virtually any measure, equities enjoyed a very good year.

Investors celebrated strong corporate profits and rising real gross domestic product, which increased at an annual rate of 3.2 percent in the third quarter, according to the U.S. Bureau of Economic Analysis. The consumer also played a leading role as annual retail sales grew by 4.2 percent during 2017, according to the U.S. Department of Commerce, the strongest growth since 2014. Add in the new sweeping legislation that will significantly lower corporate tax rates and it's easy to see why markets were buoyed.

Yet despite this encouraging backdrop, the pragmatists among us continue to fret. Maybe that's not such a bad thing since unbridled optimism often ends in tears. Given where we are in this business cycle, we believe that risk management protocols are likely to become more important than ever.

There are plenty of potential headwinds to contemplate. Chief among these are concerns regarding future borrowing costs and the trajectory of interest rates. The Federal Reserve has telegraphed its intentions to tighten monetary policy by ending its bond buying program and continuing on a path of measured rate increases in 2018. It's no surprise that early in the year, the 10-Year Treasury responded by pushing above 2.5 percent, still low by historical standards but possibly trending towards levels not seen in some time.

Some investors are leery of tighter labor markets, higher wages, and the possibility of rising inflation. Others are more focused on valuations and wonder if certain sectors have gotten ahead of fundamentals. And finally, geopolitical tensions are never far from mind since they can materialize with little warning. Areas of concern ebb and flow with the news, shifting from the Korean Peninsula to U.S.-Russian relations to the Mideast or any number of global hot spots.

All these risks do not necessarily portend to trouble. But after years of impressive stock market gains it's important that we acknowledge both the risks and historical rates of return. Risk management is a hallmark of our independent investment franchises at Victory Capital, all of which are committed to offering products that help investors achieve their objectives at all points of the market cycle. This could prove invaluable in an aging bull market.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

The Victory Fixed Income Funds (Unaudited)

Victory INCORE Investment Quality Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

Economic Summary

Investors had much to digest in 2017. Their plates were full with three rate hikes, a leadership change at the U.S. Federal Reserve Bank (the "Fed"), geopolitical turbulence, and the Trump Administration's first major legislative win. Modest growth, tepid inflation, and the Fed's gentle guidance, all constants of this expansion, provided the necessary elixir that allowed both U.S. stocks and bonds to deliver positive returns in 2017. And while it took nearly a decade and loads of central bank stimulus, the global economy has found its footing. Solid, synchronous global growth allowed risk assets to flourish.

The current economic expansion is now the second longest in the modern era. While impressive in length, the pace of growth remains modest compared to previous expansions. The excesses that have typically led to imbalances resulting in recession simply do not exist. There has not been excessive consumer spending, household balance sheets are in good shape, capital spending has not been overdone, nor are businesses overstaffed. The domestic economy is doing just fine. Economists expect real gross domestic product (GDP) to close the year at 2.3% and grow 2.6% next year. Rising employment has fortified the economy and consumer spending. Consumer confidence remains close to cyclical highs. Additionally, we expect a more diversified contribution to growth in the coming year. While consumer spending is again expected to do most of the heavy lifting, the pace of government spending and private investment is expected to accelerate relative to 2017. The corporate profit trend continues to improve, and when combined with expected savings from tax reform, provides a healthy backdrop for corporate spending. Indeed, November's capacity utilization rate rose to its highest level since 2015, a positive development for GDP in the near term. But for the economy to strengthen above trend, organic factors such as wage growth and capacity driven investment must materialize.

Chair Janet Yellen's tenure at the Fed comes to end in February 2018. Yellen leaves the economy healthy and fit, yet her lasting legacy may be the Fed's inability to gauge inflation throughout this expansion. Nevertheless, Yellen's Fed deftly implemented three rate hikes in 2017 without upsetting domestic or global markets or denting the expansion. The Fed's outlook calls for three more rate increases in 2018, while the market suggests two. Policy makers left the September meeting more bullish on economic prospects by raising their growth projection for 2018 from 2.1% to 2.5%, yet they did not signal a shift to more hawkish policy over the long term. None of their longer-run forecasts changed, including the neutral rate which still stands at 2.75%. The median forecast (dot plot) for 2020, however, indicates an increase from 2.875% to 3.06%.

Monetary policy acts with variable lag, and we believe that lag may be more unpredictable in this cycle as the Fed grapples with the dual levers of interest rates and quantitative tightening. For now, policy makers appear willing to let the economy run hot. A resurgence in inflation pressure is not expected this year, but the latest hard data (average hourly

The Victory Fixed Income Funds (Unaudited)

Victory INCORE Investment Quality Bond Fund (continued)

earnings and employment cost index) may provide some evidence that at least wage inflation may be bottoming. How quickly it becomes evident remains the question and the risk. We believe an accelerating balance sheet unwind could ultimately curtail the Fed's hiking agenda or at least forestall it until 2019.

Jerome Powell will present the next round of Fed forecasts following the March, 2018 meeting. The change in the Chair position is largely expected to signify continuity. We expect a Powell-led Fed to employ the same cautious gradualism of Yellen's Fed in order to both balance growth and create room to maneuver in case of a down-turn. We think the inflation soft patch should give the Powell-led Fed a short grace period to continue to do so.

Formally known as the Tax Cuts and Jobs Act, the $1.5 trillion re-write of the tax code was signed into law by President Trump to close the year. While not expected to lead to a significantly stronger, sustainable expansion of the economy, we believe it will likely have a modest and mostly short-term impact. Tax cuts for households are set to expire in 2025, while corporate changes are designed to be permanent. We believe the U.S. could improve its competitive position by reducing the overall effective tax rate, but since the tax law is neither revenue neutral nor bipartisan, there is some risk to the incentives remaining permanent. Additionally, it is nearly impossible to predict whether tax savings and repatriated earnings will be used for productivity enhancing investments and higher wages for workers, or if businesses will continue to buy back stock and pay down debt. A larger deficit, resulting from the tax plan, increases the odds that fiscal austerity may materialize elsewhere and may stifle the administration's plans to address crumbling infrastructure in the U.S.; the second pillar of Trump's economic plan.

Market Positioning

While we remain positive on the economic expansion and near term growth prospects, we continue to reduce our credit overweight. We are cognizant of late credit cycle dynamics as indicated by the flattening yield curve and taut credit spreads. Corporate default risk premiums are at their lowest levels since the economic recovery began and we believe the current risk premium demanded by the market understates potential risks. We remain duration-neutral, not expecting any major Fed interest rate changes on the horizon as the competing forces of low global rates and the potential for fiscal stimulus will likely keep interest rates range-bound.

Market Summary

We ended up not far from where we began. The lack of volatility in markets was evident both this past quarter and throughout the year, as the yield on the 10-year U.S. Government Treasury Bond ("10-year") closed the year at 2.41%, three basis points (bps) lower than at the start of the year. While reaching a high of 2.63% in March and a low of 2.04% September, the 10-year spent most of the year in a narrow range of about 30 bps. The two-year yield continued to rise, flattening the yield curve ever further, with the 2's-10's spread shrinking to 52 bps from 85 bps during the quarter.

The market returned 0.39% in the fourth quarter and 3.54% for the year ended December 31, 2017, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. Excess returns (returns in excess of a portfolio of duration-matched U.S. Treasuries) were positive across all sectors for both the quarter and the year. Overall, corporate high yield led the 2017 market with a total return of 7.50% and excess return of 6.10%. Investment grade corporate

The Victory Fixed Income (Unaudited)

Victory INCORE Investment Quality Bond Fund (continued)

bonds had a total return of 6.42% and an excess return of 3.46%. Within the investment grade sector, BBB credits were the best performers for the year, with a total return of 7.44% and an excess return of 4.47%.

The Municipal Bond market had strong performance in 2017 despite fourth quarter, tax reform-induced volatility. The market earned .75% over the fourth quarter and 5.45% for the year, according to the Bloomberg Barclays Municipal Bond Index. The 2s-10s AAA municipal yield curve flattened by 65 bps in 2017, with 58 bps of that flattening coming in the fourth quarter. Over the year, 2-year yields rose 32 bps while 10 year yields fell 33 bps, leaving the curve at a 10-year low of 43 bps. The Municipal Bond market can be jittery when it comes to tax reform, as the value of the tax exemption is directly tied to tax rates. The final tax package was a mixed-bag for municipal investors but generally a positive for the market as a whole. We believe the lower corporate tax rate will reduce the value of the tax exemption for certain corporate investors, such as banks and insurance companies, requiring a reassessment of relative value going forward, while only a slight reduction to the individual tax rates and maintenance of the 3.8% Net Investment Income Tax could ensure that strong demand from individual investors continues. Further, the elimination of the tax-exemption for future Advanced Refunding bonds, a tool used by municipalities to re-finance their debt for interest cost savings, could take a significant source of supply out of the tax-exempt market going forward, which may lead to the potential for strong scarcity value and relative performance moving forward.

Attribution Summary

The Victory INCORE Investment Quality Bond Fund returned 3.62%, outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54%, respectively, for the fiscal year ended December 31, 2017. Our decision to overweight credit and underweight the Treasury sector was the dominant driver of relative performance. The Industrial sector was, by far, the Fund's largest positive sector driver, while the Financial, Utility, Commercial Mortgage-backed Securities ("CMBS") and Mortgage-backed Securities ("MBS") sectors contributed to a lesser degree. Negative performance within the Asset-backed Securities ("ABS") and Sovereign sectors partially offset some of this performance. Credit selection was positive for the year, driven by selection within the MBS, Industrial and ABS sectors. Adverse selection within Financial, Utility and the CMBS sectors offset some of this contribution. The Fund's positioning was additive for the year, while curve positioning modestly detracted from the return.

The Victory Fixed Income Funds (Unaudited)

Victory INCORE Investment Quality Bond Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class C		Class R	Class Y
INCEPTION DATE	2/16/93		8/7/00		5/15/01	5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg Barclays U.S. Aggregate Bond Index[1]
One Year	3.62%	1.58%	2.74%	1.74%	3.16%	3.87%	3.54%
Three Year	2.27%	1.58%	1.36%	1.36%	1.85%	2.44%	2.24%
Five Year	2.14%	1.74%	1.28%	1.28%	1.75%	2.35%	2.10%
Ten Year	4.07%	3.86%	3.24%	3.24%	3.66%	N/A	4.01%
Since Inception	4.93%	4.85%	3.99%	3.99%	4.14%	4.60%	N/A
Expense Ratios
Gross	1.14%		1.92%		1.44%	0.94%
With Applicable Waivers	0.90%		1.77%		1.30%	0.66%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory INCORE Investment Quality Bond Fund — Growth of $10,000

1The Bloomberg Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Fixed Income Funds (Unaudited)

Victory INCORE Low Duration Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

Economic Summary

Investors had much to digest in 2017. Their plates were full with three rate hikes, a leadership change at the U.S. Federal Reserve Bank (the "Fed"), geopolitical turbulence, and the administration's first major legislative win. Modest growth, tepid inflation, and the Fed's gentle guidance, all constants of this expansion, provided the necessary elixir that allowed both U.S. stocks and bonds to deliver positive returns in 2017. And while it took nearly a decade and loads of central bank stimulus, the global economy has found its footing. Solid, synchronous global growth allowed risk assets to flourish.

The current economic expansion is now the second longest in the modern era. While impressive in length, the pace of growth remains modest compared to previous expansions. The excesses that have typically led to imbalances resulting in recession simply do not exist. There has not been excessive consumer spending, household balance sheets are in good shape, capital spending has not been overdone, nor are businesses overstaffed. The domestic economy is doing just fine. Economists expect real gross domestic product (GDP) to close the year at 2.3% and grow 2.6% next year. Rising employment has fortified the economy and consumer spending. Consumer confidence remains close to cyclical highs. Additionally, we expect a more diversified contribution to growth in the coming year. While consumer spending is again expected to do most of the heavy lifting, the pace of government spending and private investment is expected to accelerate relative to 2017. The corporate profit trend continues to improve, and when combined with expected savings from tax reform, provides a healthy backdrop for corporate spending. Indeed, November's capacity utilization rate rose to its highest level since 2015, a positive development for GDP in the near term. But for the economy to strengthen above trend, organic factors such as wage growth and capacity driven investment must materialize.

Chair Janet Yellen's tenure at the Fed comes to end in February 2018. Yellen leaves the economy healthy and fit, yet her lasting legacy may be the Fed's inability to gauge inflation throughout this expansion. Nevertheless, Yellen's Fed deftly implemented three rate hikes in 2017 without upsetting domestic or global markets or denting the expansion. The Fed's outlook calls for three more rate increases in 2018, while the market suggests two. Policy makers left the September meeting more bullish on economic prospects by raising their growth projection for 2018 from 2.1% to 2.5%, yet they did not signal a shift to more hawkish policy over the long term. None of their longer-run forecasts changed, including the neutral rate which still stands at 2.75%. The median forecast (dot plot) for 2020, however, indicates an increase from 2.875% to 3.06%.

Monetary policy acts with variable lag, and we believe that lag may be more unpredictable in this cycle as the Fed grapples with the dual levers of interest rates and quantitative tightening. For now, policy makers appear willing to let the economy run hot. A resurgence in inflation pressure is not expected this year, but the latest hard data (average hourly

The Victory Fixed Income Funds (Unaudited)

Victory INCORE Low Duration Bond Fund (continued)

earnings and employment cost index) may provide some evidence that at least wage inflation may be bottoming. How quickly it becomes evident remains the question and the risk. We believe an accelerating balance sheet unwind could ultimately curtail the Fed's hiking agenda or at least forestall it until 2019.

Jerome Powell will present the next round of Fed forecasts following the March, 2018 meeting. The change in the Chair position is largely expected to signify continuity. We expect a Powell-led Fed to employ the same cautious gradualism of Yellen's Fed in order to both balance growth and create room to maneuver in case of a down-turn. We think the inflation soft patch should give the Powell-led Fed a short grace period to continue to do so.

Formally known as the Tax Cuts and Jobs Act, the $1.5 trillion re-write of the tax code was signed into law by President Trump to close the year. While not expected to lead to a significantly stronger, sustainable expansion of the economy, we believe it will likely have a modest and mostly short-term impact. Tax cuts for households are set to expire in 2025, while corporate changes are designed to be permanent. We believe the U.S. could improve its competitive position by reducing the overall effective tax rate, but since the tax law is neither revenue neutral nor bipartisan, there is some risk to the incentives remaining permanent. Additionally, it is nearly impossible to predict whether tax savings and repatriated earnings will be used for productivity enhancing investments and higher wages for workers, or if businesses will continue to buy back stock and pay down debt. A larger deficit, resulting from the tax plan, increases the odds that fiscal austerity may materialize elsewhere and may stifle the administration's plans to address crumbling infrastructure in the U.S.; the second pillar of Trump's economic plan.

Market Positioning

While we remain positive on the economic expansion and near term growth prospects, we continue to reduce our credit overweight. We are cognizant of late credit cycle dynamics as indicated by the flattening yield curve and taut credit spreads. Corporate default risk premiums are at their lowest levels since the economic recovery began and we believe the current risk premium demanded by the market understates potential risks. We remain duration-neutral, not expecting any major Fed interest rate changes on the horizon as the competing forces of low global rates and the potential for fiscal stimulus will likely keep interest rates range-bound.

Market Summary

We ended up not far from where we began. The lack of volatility in markets was evident both this past quarter and throughout the year, as the yield on the 10-year U.S. Government Treasury Bond ("10-year") closed the year at 2.41%, three basis points (bps) lower than at the start of the year. While reaching a high of 2.63% in March and a low of 2.04% September, the 10-year spent most of the year in a narrow range of about 30 bps. The two-year yield continued to rise, flattening the yield curve ever further, with the 2's-10's spread shrinking to 52 bps from 85bps points during the quarter.

The market returned 0.39% in the fourth quarter and 3.54% for the year ended December 31, 2017, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. Excess returns (returns in excess of a portfolio of duration-matched U.S. Treasuries) were positive across all sectors for both the quarter and the year. Overall, corporate high yield led the 2017 market with a total return of 7.50% and excess return of 6.10%. Investment grade corporate

The Victory Fixed Income (Unaudited)

Victory INCORE Low Duration Bond Fund (continued)

bonds had a total return of 6.42% and an excess return of 3.46%. Within the investment grade sector, BBB credits were the best performers for the year, with a total return of 7.44% and an excess return of 4.47%.

The Municipal Bond market had strong performance in 2017 despite fourth quarter, tax reform-induced volatility. The market earned .75% over the fourth quarter and 5.45% for the year, according to the Bloomberg Barclays Municipal Bond Index. The 2s-10s AAA municipal yield curve flattened by 65 bps in 2017 with 58 bps of that flattening coming in the fourth quarter. Over the year, 2-year yields rose 32 bps while 10 year yields fell 33 bps, leaving the curve at a 10-year low of 43 bps. The Municipal Bond market can be jittery when it comes to tax reform, as the value of the tax exemption is directly tied to tax rates. The final tax package was a mixed-bag for municipal investors but generally a positive for the market as a whole. We believe the lower corporate tax rate will reduce the value of the tax exemption for certain corporate investors, such as banks and insurance companies, requiring a reassessment of relative value going forward, while only a slight reduction to the individual tax rates and maintenance of the 3.8% Net Investment Income Tax could ensure that strong demand from individual investors continues. Further, the elimination of the tax-exemption for future Advanced Refunding bonds, a tool used by municipalities to re-finance their debt for interest cost savings, could take a significant source of supply out of the tax-exempt market going forward, which may lead to the potential for strong scarcity value and relative performance moving forward.

Attribution Summary

The Victory INCORE Low Duration Bond Fund returned 1.47% (Class A Shares at net asset value), outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Government (1-3 Year) Index, which returned 0.45%, respectively, for the fiscal year ended December 31, 2017. The Fund's substantial overweight to credit sectors and underweight to government securities drove relative outperformance. The sizable allocation to Industrials contributed the majority of the return, but all other sectors contributed positively except for the Agency sector, which detracted minimally from the overall return. Credit selection within Agency debt was also additive. Both duration and curve positioning were positive for the year.

The Victory Fixed Income Funds (Unaudited)

Victory INCORE Low Duration Bond Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class C		Class R	Class Y
INCEPTION DATE	7/30/03		7/30/03		7/30/03	5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg Barclays U.S. Government 1-3 Year Bond Index[1]
One Year	1.47%	–0.51%	0.70%	–0.30%	1.05%	1.71%	0.45%
Three Year	1.26%	0.60%	0.48%	0.48%	0.83%	1.50%	0.63%
Five Year	0.89%	0.48%	0.11%	0.11%	0.46%	1.13%	0.58%
Ten Year	2.25%	2.04%	1.47%	1.47%	1.83%	N/A	1.53%
Since Inception	2.46%	2.32%	1.69%	1.69%	2.05%	2.20%	N/A
Expense Ratios
Gross	0.89%		1.65%		1.25%	0.63%
With Applicable Waivers	0.85%		1.62%		1.25%	0.62%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory INCORE Low Duration Bond Fund — Growth of $10,000

1The Bloomberg Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. government bonds with maturities between one and three years. The Bloomberg Barclays U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Fixed Income Funds (Unaudited)

Victory High Yield Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Review

As most major economies around the world experienced an unusual period of synchronized economic growth, securities markets generally enjoyed a stellar 2017.

Almost every asset class posted positive returns for the year ended Dec. 31, 2017, with double-digit returns the norm in equity markets. The S&P 500® Index1 returned 21.82%, while the MSCI Emerging Markets Index (Net) returned 37.28%. Risk-taking was rewarded in fixed income markets as well. High yield municipals and emerging market bonds posted strong returns, while the 2-year U.S. Treasury, agency mortgage-backed securities and asset-backed securities lagged. The 10-year U.S. Treasury returned 2.14% for the year, and the Bloomberg Barclays US Aggregate Bond Index3 returned 3.54%.

Investors have been largely shrugging off geopolitical concerns and high valuations for many asset classes, and we see few likely catalysts for a mood swing in early 2018. Indeed, we expect the coming months to be marked by continued moderate economic growth, low unemployment, rising short-term interest rates, and a positive outlook among investors despite some bouts of volatility.

While the favorable economic and investment climate that prevailed in 2017 certainly can't last forever, we believe conditions are right for it to last a while longer. Oil prices appear stable, economic growth is steady, central banks are behaving predictably, corporate fundamentals appear sound, and investor demand appears to be strong.

U.S. Economic Outlook

We are comfortable with consensus expectations for U.S. gross domestic product (GDP) growth around 2.6% in 2018, inflation slightly below the U.S. Federal Reserve ("Fed") target of 2%, and unemployment at or below the recent low of 4.1%.

Global Outlook

Economic growth in most of the world accelerated in 2017, with broad-based gains that we believe seem sustainable over the near to medium term. However, we continue to monitor global events, recognizing that although geopolitical instability is not an imminent investor concern, it could have severe impacts if market equanimity is breached.

Rates and Central Banks

Key central banks around the world remain accommodative, and they may feel little pressure to raise rates since inflation is generally muted. In the U.S., the Fed has raised the federal funds rate five times in the last two years and has said that additional incremental increases appear to be warranted over the next year or two. In addition, the Fed has begun a gradual reduction in its vast securities holdings. Even as the U.S. and the Eurozone edge toward

The Victory Fixed Income Funds (Unaudited)

Victory High Yield Fund (continued)

more normal interest rate policies, interest rates in most of the world remain very low by historical standards, and central banks are expected to proceed cautiously. Upcoming turnover at the Fed, including the appointment of Jerome Powell as the new Fed chairman, is not expected to bring about abrupt changes in Fed policy, as Powell is an existing Fed member who has consistently supported the current approach.

Market Outlook

In our view, high asset valuations have increased downside risks and could leave markets vulnerable to a shakeup in the event of corporate earnings disappointments, domestic political dysfunction or geopolitical shocks. We expect some increases in interest rates, market volatility and credit risk, all of which may present attractive relative value opportunities for discerning fixed income investors.

While we intend to keep a watchful eye on both market sentiment and valuations at this late stage in the economic cycle, overall market conditions and stable, broad-based economic growth still appear favorable for corporate debt.

As always, we continue to believe that careful research and active portfolio management are particularly important. We continue to focus on investments that our research identifies as high quality and liquid while at the same time remaining alert to opportunities that may arise when markets turn volatile.

Portfolio Review

The Victory High Yield Fund (Class A Shares at net asset value) outperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index (the "Index"), returning 9.93% vs. 7.50%, respectively, for the year ended December 31, 2017. Security selection, particularly in Energy, Cable & Satellite and Healthcare, was the dominant contributor to performance relative to the Index. Asset allocation, including a small allocation to equities in select cases where we believed they offered a better relative value, also contributed.

An allocation to leveraged loans detracted from relative performance. Consumer Staples and Retail, where the Fund was overweight, detracted from relative performance. An underweight in Metals & Mining also detracted from performance relative to the Index as commodities markets rallied.

Given the sustained rally in high yield bonds over the past two years, we currently believe caution is warranted. However, default rates remain very low, and our fundamental view of the market remains unchanged: slow and steady growth that extends the domestic economic expansion is a favorable environment for the U.S.-centric high yield bond market. In our view, an increase in the federal funds rate that serves to confirm the healthy economy would not be an unwelcome development for high yield.

We remain aware that a bullish market may punish investors who take risk off the table too early, but we believe there are opportunities to mitigate certain risks. For example, floating rate loans and some shorter-maturity bonds may offer relatively attractive options for reducing duration and interest rate risks. We also believe there are issuer-by-issuer opportunities left in most industries.

The Victory Fixed Income Funds (Unaudited)

Victory High Yield Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class C		Class R	Class Y
INCEPTION DATE	9/1/98		8/7/00		5/15/01	5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Bloomberg Barclays U.S. Corporate High-Yield Index[1]
One Year	9.93%	7.72%	9.19%	8.19%	9.64%	10.24%	7.50%
Three Year	6.60%	5.90%	5.87%	5.87%	6.20%	6.86%	6.35%
Five Year	5.12%	4.69%	4.35%	4.35%	4.73%	5.37%	5.78%
Ten Year	6.83%	6.62%	6.06%	6.06%	6.42%	N/A	8.03%
Since Inception	5.97%	5.85%	5.36%	5.36%	6.21%	9.23%	N/A
Expense Ratios
Gross	1.18%		1.91%		1.45%	1.00%
With Applicable Waivers	1.00%		1.70%		1.35%	0.76%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory High Yield Fund — Growth of $10,000

1The Bloomberg Barclays U.S. Corporate High-Yield Bond Index is generally considered to be representative of the investable universe of the U.S.-dominated high yield debt market. The Bloomberg Barclays U.S. Corporate High-Yield Bond Index is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Fixed Income Funds (Unaudited)

Victory Tax-Exempt Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Review

As most major economies around the world experienced an unusual period of synchronized economic growth, securities markets generally enjoyed a stellar 2017.

Almost every asset class posted positive returns for the year ended Dec. 31, 2017, with double-digit returns the norm in equity markets. The S&P 500® Index1 returned 21.82%, while the MSCI Emerging Markets Index (Net) returned 37.28%. Risk-taking was rewarded in fixed income markets, as well. High yield municipals and emerging market bonds posted strong returns, while the 2-year U.S. Treasury, agency mortgage-backed securities and asset-backed securities lagged. The 10-year U.S. Treasury returned 2.14% for the year, and the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 3.54%.

Despite brief bouts of alarm over domestic and geopolitical issues, investors largely shrugged off disturbing headlines and high valuations for many asset classes, and we see few likely catalysts for a mood swing in early 2018. Indeed, we expect the coming months to be marked by continued moderate economic growth, low unemployment, rising short-term interest rates, and a positive outlook among investors.

While the favorable economic and investment climate that prevailed in 2017 certainly cannot last forever, we believe conditions are right for it to last a while longer. Oil prices appear stable, economic growth is steady, central banks are behaving predictably, corporate fundamentals appear sound, and investor demand appears to be strong.

U.S. Economic Outlook

We are comfortable with consensus expectations for U.S. gross domestic product (GDP) growth around 2.6% in 2018, inflation slightly below the U.S. Federal Reserve ("Fed") target of 2%, and unemployment at or below the recent low of 4.1%.

Global Outlook

Economic growth in most of the world accelerated in 2017, with broad-based gains that we believe seem sustainable over the near to medium term. However, we continue to monitor global events, recognizing that although geopolitical instability is not an imminent investor concern, it could have severe impacts if market equanimity is breached.

Rates and Central Banks

Key central banks around the world remain accommodative, and they may feel little pressure to raise rates since inflation is generally muted. In the U.S., the Fed has raised the federal funds rate five times in the last two years and has said that additional incremental increases appear to be warranted over the next year or two. In addition, the Fed has begun a gradual reduction in its vast securities holdings. Even as the U.S. and the Eurozone edge toward

The Victory Fixed Income Funds (Unaudited)

Victory Tax-Exempt Fund (continued)

more normal interest rate policies, interest rates in most of the world remain very low by historical standards, and central banks are expected to proceed cautiously. Upcoming turnover at the Fed, including the appointment of Jerome Powell as the new Fed chairman, is not expected to bring about abrupt changes in Fed policy, as Powell is an existing Fed member who has consistently supported the current approach.

Market Outlook

In our view, high asset valuations have increased downside risks and could leave markets vulnerable to a shakeup in the event of corporate earnings disappointments, domestic political dysfunction or geopolitical shocks. We expect some increases in interest rates, market volatility and credit risk, all of which may present attractive relative value opportunities for discerning fixed income investors.

While we intend to keep a watchful eye on both market sentiment and valuations at this late stage in the economic cycle, overall market conditions and stable, broad-based economic growth still appear favorable for corporate debt.

As always, we continue to believe that careful research and active portfolio management are particularly important. We continue to focus on investments that our research identifies as high quality and liquid while at the same time remaining alert to opportunities that may arise when markets turn volatile.

Portfolio Review

The Victory Tax-Exempt Fund (the "Fund") returned 7.88%, outperforming its benchmark, the Bloomberg Barclays Municipal Bond Index (the "Index"), which returned 5.45% for the year ended Dec. 31, 2017.

Security selection and the Fund's overweight in BBB-rated bonds were the primary sources of the Fund's outperformance. An overweight in industrial bonds and yield curve positioning also contributed. Security selection in local general obligation bonds, special tax and education bonds made a strong contribution.

Underweights in five subsectors detracted from relative performance, but the sectors remained overall contributors due to strong security selection. Those subsectors were: AA-rated bonds, state general obligations, local general obligations, housing, and special tax bonds. Security selection in power bonds also detracted from performance relative to the Index.

The Fund continues to seek out bonds that we believe are undervalued, with an emphasis on states that have relatively high taxes and strong retail demand.

The Victory Fixed Income Funds (Unaudited)

Victory Tax-Exempt Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class C		Class Y
INCEPTION DATE	2/16/93		8/7/00		5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Bloomberg Barclays Municipal Bond Index[1]
One Year	7.89%	5.70%	6.92%	5.92%	7.90%	5.45%
Three Year	3.01%	2.32%	2.19%	2.19%	3.12%	2.98%
Five Year	2.47%	2.05%	1.65%	1.65%	2.58%	3.02%
Ten Year	4.24%	4.03%	3.41%	3.41%	N/A	4.46%
Since Inception	4.66%	4.57%	3.94%	3.94%	4.34%	N/A
Expense Ratios
Gross	0.95%		1.71%		0.71%
With Applicable Waivers	0.80%		1.60%		0.69%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Tax-Exempt Fund — Growth of $10,000

1The Bloomberg Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. The Bloomberg Barclays Municipal Bond Index is an unmanaged index that is not available for direct investment. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Fixed Income Funds (Unaudited)

Victory High Income Municipal Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

As most major economies around the world experienced an unusual period of synchronized economic growth, securities markets generally enjoyed a stellar 2017.

Almost every asset class posted positive returns for the year ended Dec. 31, 2017, with double-digit returns the norm in equity markets. The S&P 500® Index1 returned 21.82%, while the MSCI Emerging Markets Index (Net) returned 37.28%. Risk-taking was rewarded in fixed income markets, as well. High yield municipals and emerging market bonds posted strong returns, while the 2-year U.S. Treasury, agency mortgage-backed securities and asset-backed securities lagged. The 10-year U.S. Treasury returned 2.14% for the year, and the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 3.54%.

Despite brief bouts of alarm over domestic and geopolitical issues, investors largely shrugged off disturbing headlines and high valuations for many asset classes, and we see few likely catalysts for a mood swing in early 2018. Indeed, we expect the coming months to be marked by continued moderate economic growth, low unemployment, rising short-term interest rates, and a positive outlook among investors.

While the favorable economic and investment climate that prevailed in 2017 certainly cannot last forever, we believe conditions are right for it to last a while longer. Oil prices appear stable, economic growth is steady, central banks are behaving predictably, corporate fundamentals appear sound, and investor demand appears to be strong.

U.S. Economic Outlook

We are comfortable with consensus expectations for U.S. gross domestic product (GDP) growth around 2.6% in 2018, inflation slightly below the U.S. Federal Reserve ("Fed") target of 2%, and unemployment at or below the recent low of 4.1%.

Global Outlook

Economic growth in most of the world accelerated in 2017, with broad-based gains that we believe seem sustainable over the near to medium term. However, we continue to monitor global events, recognizing that although geopolitical instability is not an imminent investor concern, it could have severe impacts if market equanimity is breached.

Rates and Central Banks

Key central banks around the world remain accommodative, and they may feel little pressure to raise rates since inflation is generally muted. In the U.S., the Fed has raised the federal funds rate five times in the last two years and has said that additional incremental increases appear to be warranted over the next year or two. In addition, the Fed has begun a gradual reduction in its vast securities holdings. Even as the U.S. and the Eurozone edge toward more normal interest rate policies, interest rates in most of the world remain very low by

The Victory Fixed Income Funds (Unaudited)

Victory High Income Municipal Bond Fund (continued)

historical standards, and central banks are expected to proceed cautiously. Upcoming turnover at the Fed, including the appointment of Jerome Powell as the new Fed chairman, is not expected to bring about abrupt changes in Fed policy, as Powell is an existing Fed member who has consistently supported the current approach.

Market Outlook

In our view, high asset valuations have increased downside risks and could leave markets vulnerable to a shakeup in the event of corporate earnings disappointments, domestic political dysfunction or geopolitical shocks. We expect some increases in interest rates, market volatility and credit risk, all of which may present attractive relative value opportunities for discerning fixed income investors.

While we intend to keep a watchful eye on both market sentiment and valuations at this late stage in the economic cycle, overall market conditions and stable, broad-based economic growth still appear favorable for corporate debt.

As always, we continue to believe that careful research and active portfolio management are particularly important. We continue to focus on investments that our research identifies as high quality and liquid while at the same time remaining alert to opportunities that may arise when markets turn volatile.

Portfolio Review

The Victory High Income Municipal Bond Fund (the "Fund") returned 8.85%, outperforming its primary benchmark, the Bloomberg Barclays Municipal Bond Index (the "Index"), which returned 5.45% for the year ended Dec. 31, 2017. Security selection and the Fund's overweight in BBB-rated and unrated bonds were the primary sources of the outperformance. Yield curve positioning was also a positive contributor.

The Fund underperformed its secondary benchmark, the Bloomberg Barclays High Yield Municipal Bond Index, which returned 9.69% over the same period, as the Fund's holdings are primarily investment grade and investors generally favored high yield during the year.

Both security selection and an overweight helped to make BBB-rated bonds the lead contributors to performance relative to the Index in 2017, while security selection in local general obligation bonds, education and healthcare also made strong contributions.

Underweights in AA-rated bonds, A-rated bonds and Transportation detracted from relative performance, as did an overweight in Housing. Strong security selection made A-rated bonds and Transportation overall contributors to relative performance despite the negative impact of asset allocation.

The Fund continues to seek out bonds that we believe are undervalued, with an emphasis on states that have relatively high taxes and strong retail demand.

The Victory Fixed Income Funds (Unaudited)

Victory High Income Municipal Bond Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class C		Class Y
INCEPTION DATE	12/31/09		12/31/09		12/31/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Bloomberg Barclays Municipal Bond Index[1]	Bloomberg Barclays High Yield Municipal Bond Index[2]
One Year	8.85%	6.69%	8.01%	7.01%	9.10%	5.45%	9.69%
Three Year	4.03%	3.33%	3.23%	3.23%	4.27%	2.98%	4.77%
Five Year	3.49%	3.07%	2.70%	2.70%	3.73%	3.02%	4.35%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	5.48%	5.21%	4.76%	4.76%	5.69%	N/A	N/A
Expense Ratios
Gross	0.96%			1.73%	0.72%
With Applicable Waivers	0.80%			1.57%	0.57%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory High Income Municipal Bond Fund — Growth of $10,000

1The Bloomberg Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. The Bloomberg Barclays Municipal Bond Index is an unmanaged index that is not available for direct investment.

2The Bloomberg Barclays High Yield Municipal Bond Index is generally considered to be representative of the investable universe of the U.S high-yield municipal debt market. The Bloomberg Barclays High Yield Municipal Bond Index is not available for direct investment. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Fixed Income Funds (Unaudited)

Victory Floating Rate Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Review

As most major economies around the world experienced an unusual period of synchronized economic growth, securities markets generally enjoyed a stellar 2017.

Almost every asset class posted positive returns for the year ended Dec. 31, 2017, with double-digit returns the norm in equity markets. The S&P 500® Index1 returned 21.82%, while the MSCI Emerging Markets Index (Net) returned 37.28%. Risk-taking was rewarded in fixed income markets, as well. High yield municipals and emerging market bonds posted strong returns, while the 2-year U.S. Treasury, agency mortgage-backed securities and asset-backed securities lagged. The 10-year U.S. Treasury returned 2.14% for the year, and the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 3.54%.

Despite brief bouts of alarm over domestic and geopolitical issues, investors largely shrugged off disturbing headlines and high valuations for many asset classes, and we see few likely catalysts for a mood swing in early 2018. Indeed, we expect the coming months to be marked by continued moderate economic growth, low unemployment, rising short-term interest rates, and a positive outlook among investors.

While the favorable economic and investment climate that prevailed in 2017 certainly cannot last forever, we believe conditions are right for it to last a while longer. Oil prices appear stable, economic growth is steady, central banks are behaving predictably, corporate fundamentals appear sound, and investor demand appears to be strong.

U.S. Economic Outlook

We are comfortable with consensus expectations for U.S. gross domestic product (GDP) growth around 2.6% in 2018, inflation slightly below the U.S. Federal Reserve ("Fed") target of 2%, and unemployment at or below the recent low of 4.1%.

Global Outlook

Economic growth in most of the world accelerated in 2017, with broad-based gains that we believe seem sustainable over the near to medium term. However, we continue to monitor global events, recognizing that although geopolitical instability is not an imminent investor concern, it could have severe impacts if market equanimity is breached.

Rates and Central Banks

Key central banks around the world remain accommodative, and they may feel little pressure to raise rates since inflation is generally muted. In the U.S., the Fed has raised the federal funds rate five times in the last two years and has said that additional incremental increases appear to be warranted over the next year or two. In addition, the Fed has begun a gradual reduction in its vast securities holdings. Even as the U.S. and the Eurozone edge toward

The Victory Fixed Income Funds (Unaudited)

Victory Floating Rate Fund (continued)

more normal interest rate policies, interest rates in most of the world remain very low by historical standards, and central banks are expected to proceed cautiously. Upcoming turnover at the Fed, including the appointment of Jerome Powell as the new Fed chairman, is not expected to bring about abrupt changes in Fed policy, as Powell is an existing Fed member who has consistently supported the current approach.

Market Outlook

In our view, high asset valuations have increased downside risks and could leave markets vulnerable to a shakeup in the event of corporate earnings disappointments, domestic political dysfunction or geopolitical shocks. We expect some increases in interest rates, market volatility and credit risk, all of which may present attractive relative value opportunities for discerning fixed income investors.

While we intend to keep a watchful eye on both market sentiment and valuations at this late stage in the economic cycle, overall market conditions and stable, broad-based economic growth still appear favorable for corporate debt.

As always, we continue to believe that careful research and active portfolio management are particularly important. We continue to focus on investments that our research identifies as high quality and liquid while at the same time remaining alert to opportunities that may arise when markets turn volatile.

Portfolio Review

The Victory Floating Rate Fund (the "Fund") returned 3.75% (Class A Shares at net asset value), underperforming its benchmark, the S&P /LSTA Leveraged Loan Index (the "Index"), which returned 4.12% for the year ended Dec. 31, 2017.

The Fund's holdings in Telecommunications and Electronics detracted from performance relative to the Index, as did a small allocation to equities.

Overall security selection and asset allocation both contributed to relative performance, with strong security selection in Health Care and Retail. The Fund's allocation to high yield bonds also contributed.

One of the attractions of leveraged loans for borrowers — and a challenge for investors — is that the loans are prepayable at any time, with minimal short-term call protection. Strong demand and limited supply have fueled extensive refinancing activity that has somewhat offset the benefits of the loans' floating rates, which reset as rates rise. We expect the repricing trend to continue in the near term, perhaps offset in part by an increased supply due to rising merger and acquisition activity. In this environment, we believe the Fund's highly selective approach and careful research into borrowers and loan terms help to mitigate refinancing and other risks.

The Victory Fixed Income Funds (Unaudited)

Victory Floating Rate Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class C		Class R	Class Y
INCEPTION DATE	12/31/09		12/31/09		12/31/09	12/31/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	S&P/LSTA U.S. Leveraged Loan Index[1]
One Year	3.76%	1.66%	2.93%	1.94%	3.07%	3.98%	4.12%
Three Year	4.17%	3.47%	3.34%	3.34%	3.58%	4.40%	4.44%
Five Year	3.28%	2.86%	2.48%	2.48%	2.77%	3.53%	4.03%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	4.43%	4.18%	3.71%	3.71%	3.96%	4.63%	N/A
Expense Ratios
Gross	1.11%		1.89%		1.53%	0.88%
With Applicable Waivers	1.00%		1.80%		1.53%	0.78%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Floating Rate Fund — Growth of $10,000

1The S&P/LSTA (Loan Syndications and Trading Association) U.S. Leveraged Loan Index covers more than 1,100 loan facilities and reflects the market-value-weighted performance of U.S. dollar denominated institutional leveraged loans. The S&P/LSTA U.S. Leveraged Loan Index is not available for direct investment. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Fixed Income Funds (Unaudited)

Victory Strategic Income Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Review

As most major economies around the world experienced an unusual period of synchronized economic growth, securities markets generally enjoyed a stellar 2017.

Almost every asset class posted positive returns for the year ended Dec. 31, 2017, with double-digit returns the norm in equity markets. The S&P 500® Index1 returned 21.82%, while the MSCI Emerging Markets Index2 returned 37.75%. Risk-taking was rewarded in fixed income markets, as well. High yield municipals and emerging market bonds posted strong returns, while the 2-year U.S. Treasury, agency mortgage-backed securities and asset-backed securities lagged. The 10-year U.S. Treasury returned 2.14% for the year, and the Bloomberg Barclays US Aggregate Bond Index3 returned 3.54%.

Despite brief bouts of alarm over domestic and geopolitical issues, investors largely shrugged off disturbing headlines and high valuations for many asset classes, and we see few likely catalysts for a mood swing in early 2018. Indeed, we expect the coming months to be marked by continued moderate economic growth, low unemployment, rising short-term interest rates, and a positive outlook among investors.

While the favorable economic and investment climate that prevailed in 2017 certainly can't last forever, we believe conditions are right for it to last a while longer. Oil prices appear stable, economic growth is steady, central banks are behaving predictably, corporate fundamentals appear sound, and investor demand appears to be strong.

U.S. Economic Outlook

We are comfortable with consensus expectations for U.S. gross domestic product (GDP) growth around 2.6% in 2018, inflation slightly below the U.S. Federal Reserve ("Fed") target of 2%, and unemployment at or below the recent low of 4.1%.

Global Outlook

Economic growth in most of the world accelerated in 2017, with broad-based gains that we believe seem sustainable over the near to medium term. However, we continue to monitor global events, recognizing that although geopolitical instability is not an imminent investor concern, it could have severe impacts if market equanimity is breached.

Rates and Central Banks

Key central banks around the world remain accommodative, and they may feel little pressure to raise rates since inflation is generally muted. In the U.S., the Fed has raised the federal funds rate five times in the last two years and has said that additional incremental increases appear to be warranted over the next year or two. In addition, the Fed has begun a gradual reduction in its vast securities holdings. Even as the U.S. and the Eurozone edge toward more normal interest rate policies, interest rates in most of the world remain very low by

The Victory Fixed Income Funds (Unaudited)

Victory Strategic Income Fund (continued)

historical standards, and central banks are expected to proceed cautiously. Upcoming turnover at the Fed, including the appointment of Jerome Powell as the new Fed chairman, is not expected to bring about abrupt changes in Fed policy, as Powell is an existing Fed member who has consistently supported the current approach.

Market Outlook

In our view, high asset valuations have increased downside risks and could leave markets vulnerable to a shakeup in the event of corporate earnings disappointments, domestic political dysfunction or geopolitical shocks. We expect some increases in interest rates, market volatility and credit risk, all of which may present attractive relative value opportunities for discerning fixed income investors.

While we intend to keep a watchful eye on both market sentiment and valuations at this late stage in the economic cycle, overall market conditions and stable, broad-based economic growth still appear favorable for corporate debt.

As always, we continue to believe that careful research and active portfolio management are particularly important. We continue to focus on investments that our research identifies as high quality and liquid while at the same time remaining alert to opportunities that may arise when markets turn volatile.

Portfolio Review

The Victory Strategic Income Fund (the "Fund") returned 5.12%, outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index"), which returned 3.54% for the year ended December 31, 2017. Asset allocation was the main source of the Fund's outperformance relative to the Index. During the second and third quarters, allocations to high yield bonds and leveraged loans were increased, and this had a positive impact on performance. Overweights in medium- and longer-term BBB-rated bonds also contributed to performance relative to the Index, as did underweights in agency mortgage-backed securities and treasury bonds.

Duration is a measure of a security's sensitivity to interest rate changes, and the Fund started 2017 with a considerably shorter (less sensitive) duration than the Index. This was the largest detractor from relative performance for the year. The Fund's duration was moved closer to the duration of the Index, and the negative effect of duration was minimal in the third and fourth quarters. Underweights in medium- and longer-term AAA-rated bonds detracted from relative performance. Security selection in BBB-rated bonds with maturities above 10 years detracted from relative performance, as did an underweight in taxable municipals.

The Victory Fixed Income Funds (Unaudited)

Victory Strategic Income Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class C		Class R	Class Y
INCEPTION DATE	12/31/09		12/31/09		12/31/09	12/31/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg Barclays U.S. Aggregate Bond Index[1]
One Year	5.12%	3.06%	4.27%	3.27%	4.78%	5.38%	3.54%
Three Year	3.42%	2.71%	2.60%	2.60%	3.00%	3.64%	2.24%
Five Year	2.59%	2.17%	1.79%	1.79%	2.19%	2.82%	2.10%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	4.50%	4.24%	3.78%	3.78%	4.14%	4.70%	N/A
Expense Ratios
Gross	1.17%		2.00%		1.53%	0.99%
With Applicable Waivers	0.95%		1.74%		1.34%	0.74%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Strategic Income Fund — Growth of $10,000

1The Bloomberg Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Principal Amount	Value
Asset Backed Securities (6.4%)
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class B, 2.40%, 5/18/22, Callable 2/18/21 @ 100 (a)	$255,000	$253,809
CarMax Auto Owner Trust, Series 2017-3, Class A4, 2.22%, 11/15/22, Callable 3/15/21 @ 100	213,000	211,572
Drive Auto Receivables Trust, Series 2017-3, Class B, 2.30%, 5/17/21	115,000	114,650
Drive Auto Receivables Trust, Series 2017-1, Class B, 2.36%, 3/15/21, Callable 2/15/20 @ 100	185,000	184,893
DT Auto Owner Trust, Series 2017-2A, Class B, 2.44%, 2/15/21, Callable 6/15/20 @ 100 (b)	230,000	230,103
DT Auto Owner Trust, Series 2017-3A, Class B, 2.40%, 5/17/21, Callable 2/15/21 @ 100 (b)	130,000	129,780
Fairway Outdoor Funding LLC, Series: 2012-1A, Class A2, 4.21%, 10/15/42, Callable 10/15/18 @ 100 (a) (b)	426,506	431,701
Santander Drive Auto Receivables Trust, Series 2017-2, Class B, 2.21%, 10/15/21, Callable 10/15/19 @ 100	300,000	299,813
Santander Drive Auto Receivables Trust, Series 2017-3, Class B, 2.19%, 3/15/22, Callable 10/15/21 @ 100	235,000	233,031
World Financial Network Credit Card Master Trust, Series 2017-A, Class A, 2.12%, 3/15/24	300,000	297,789
World Omni Automobile Lease Securitization Trust, Series 2017-A, Class A3, 2.13%, 4/15/20, Callable 2/15/20 @ 100	540,000	538,763
Total Asset Backed Securities (Cost $2,929,285)		2,925,904
Collateralized Mortgage Obligations (1.9%)
Commercial Mortgage Trust, Series 2012-CR4, Class B, 3.70%, 10/15/45 (b)	305,000	305,399
GS Mortgage Securities Trust, Series 2012-GC6, Class B, 5.65%, 1/10/45 (b) (c)	250,000	270,860
WF-RBS Commercial Mortgage Trust, Series 2012-C6, Class B, 4.70%, 4/15/45	300,000	315,585
Total Collateralized Mortgage Obligations (Cost $930,537)		891,844
Residential Mortgage Backed Securities (3.0%)
Ameriquest Mortgage Securities, Inc., Series 2003-5, Class A6, 4.44%, 4/25/33, Callable 1/25/18 @ 100 (c)	78,919	78,919
Countrywide Home Loans, Inc., Series 2002-19, Class 1A1, 6.25%, 11/25/32, Callable 1/25/18 @ 100	79,326	79,326
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE16, Class M1, 2.87% (US0001M+132bps), 10/25/32, Callable 1/25/18 @ 100 (c)	114,061	114,005
GSR Mortgage Loan Trust, Series 2004-10F, Class 6A1, 5.00%, 9/25/34, Callable 1/25/18 @ 100	19,964	19,964
JPMorgan Mortgage Trust, Series 2016-4, Class A5, 3.50%, 10/25/46, Callable 4/25/33 @ 100 (a) (b) (c)	159,270	161,404
JPMorgan Mortgage Trust, Series 2005-A3, Class 11A2, 3.74%, 6/25/35, Callable 1/25/18 @ 100 (a) (c)	337,480	340,522
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3, 4.75%, 11/25/19, Callable 1/25/20 @ 100 (a)	44,476	45,051
Prime Mortgage Trust, Series 2004-2, Class A3, 5.25%, 11/25/19, Callable 1/25/18 @ 100 (a)	12,636	12,636

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Residential Funding Mortgage Securities I, Inc., Series 2005-S3, Class A1, 4.75%, 3/25/20, Callable 1/25/18 @ 100 (a)	$49,398	$49,398
Structured Asset Securities Corp., Series 2004-21XS, Class 2A6A, 5.24%, 12/25/34, Callable 1/25/18 @ 100 (a) (c)	799	799
Structured Asset Securities Corp., Series 2004-20, Class 7A1, 5.25%, 11/25/34, Callable 1/25/18 @ 100 (a)	243,859	243,859
Wells Fargo Mortgage Backed Securities Trust, Series 2005-2, Class 2A1, 4.75%, 4/25/20, Callable 1/25/18 @ 100 (a)	18,649	18,649
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Y, Class 3A1, 3.74%, 11/25/34, Callable 1/25/18 @ 100 (a) (c)	155,628	155,628
Wells Fargo Mortgage Backed Securities Trust, Series 2004-6, Class A4, 5.50%, 6/25/34, Callable 1/25/18 @ 100	55,745	55,745
Total Residential Mortgage Backed Securities (Cost $1,373,996)		1,375,905
Corporate Bonds (48.1%)
Consumer Discretionary (5.7%):
Bed Bath & Beyond, Inc., 5.17%, 8/1/44, Callable 2/1/44 @ 100	150,000	132,993
Best Buy Co., Inc., 5.50%, 3/15/21, Callable 12/15/20 @ 100 (d)	200,000	215,314
BorgWarner, Inc., 4.63%, 9/15/20 (a)	500,000	526,030
Coach, Inc., 4.25%, 4/1/25, Callable 1/1/25 @ 100	155,000	158,984
Darden Restaurants, Inc., 3.85%, 5/1/27, Callable 2/1/27 @ 100	105,000	106,895
Dish DBS Corp., 5.00%, 3/15/23	130,000	123,794
Hasbro, Inc., 6.35%, 3/15/40	240,000	288,516
Lear Corp., 3.80%, 9/15/27, Callable 6/15/27 @ 100	175,000	175,254
NIKE, Inc., 3.88%, 11/1/45, Callable 5/1/45 @ 100	145,000	151,364
NVR, Inc., 3.95%, 9/15/22, Callable 6/15/22 @ 100 (a)	420,000	438,606
SES Global Americas Holdings GP, 5.30%, 3/25/44 (b)	175,000	165,384
Sirius XM Radio, Inc., 4.63%, 5/15/23, Callable 5/15/18 @ 102.31 (b)	142,000	144,959
		2,628,093
Consumer Staples (5.0%):
Altria Group, Inc., 4.25%, 8/9/42	55,000	57,574
Church & Dwight Co., Inc., 2.88%, 10/1/22	135,000	135,026
Estee Lauder Cos., Inc., 4.15%, 3/15/47, Callable 9/15/46 @ 100	70,000	76,683
Kerry Group Finance Services, 3.20%, 4/9/23, Callable 1/9/23 @ 100 (b)	440,000	442,507
Mead Johnson Nutrition Co. 4.90%, 11/1/19 (a)	610,000	636,882
4.60%, 6/1/44, Callable 12/1/43 @ 100 (a)	120,000	133,985
Reynolds American, Inc. 4.85%, 9/15/23	290,000	315,650
5.70%, 8/15/35, Callable 2/15/35 @ 100	122,000	145,577
Tyson Foods, Inc., 3.55%, 6/2/27, Callable 3/2/27 @ 100	108,000	110,432
Vector Group Ltd., 6.13%, 2/1/25, Callable 2/1/20 @ 103.06 (b)	195,000	201,848
		2,256,164
Energy (3.5%):
Boardwalk Pipelines LP, 4.45%, 7/15/27, Callable 4/15/27 @ 100	200,000	203,128
Canadian National Resources, 3.85%, 6/1/27, Callable 3/1/27 @ 100	170,000	173,326
Dolphin Energy Ltd., 5.89%, 6/15/19 (b)	175,200	179,953
Enable Midstream Partners LP, 4.40%, 3/15/27, Callable 12/15/26 @ 100	165,000	168,066

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Exxon Mobil Corp., 4.11%, 3/1/46, Callable 9/1/45 @ 100	$40,000	$44,503
Marathon Petroleum Corp. 6.50%, 3/1/41, Callable 9/1/40 @ 100	95,000	119,629
5.85%, 12/15/45, Callable 6/15/45 @ 100	50,000	57,594
Statoil ASA, 3.95%, 5/15/43	65,000	67,904
Valero Energy Corp. 3.40%, 9/15/26, Callable 6/15/26 @ 100	140,000	140,342
6.63%, 6/15/37	140,000	185,500
Western Gas Partners LP, 4.65%, 7/1/26, Callable 4/1/26 @ 100	270,000	280,561
		1,620,506
Financials (12.9%):
Aflac, Inc., 2.88%, 10/15/26, Callable 7/15/26 @ 100	185,000	182,534
Alleghany Corp., 4.90%, 9/15/44, Callable 3/15/44 @ 100	120,000	129,553
Bank of America Corp. 2.33%, (US0003M+63bps), 10/1/21, Callable 10/1/20 @ 100 (c)	130,000	129,497
2.50%, 10/21/22, Callable 10/21/21 @ 100	285,000	281,942
BB&T Corp., 2.75%, 4/1/22, MTN, Callable 3/1/22 @ 100	260,000	261,901
Capital One Financial Corp. 2.45%, 4/24/19, Callable 3/24/19 @ 100	95,000	95,126
4.20%, 10/29/25, Callable 9/29/25 @ 100	290,000	298,349
Cincinnati Financial Corp., 6.13%, 11/1/34	135,000	171,311
Citigroup, Inc. 4.50%, 1/14/22 (a)	165,000	175,626
4.13%, 7/25/28	95,000	98,015
Credit Suisse AG (New York) Branch, 5.30%, 8/13/19	350,000	366,684
JPMorgan Chase & Co. 3.38%, 5/1/23 (a)	300,000	304,914
5.60%, 7/15/41	115,000	147,768
5.40%, 1/6/42	150,000	189,090
KeyBank NA, 2.25%, 3/16/20	580,000	578,480
KeyCorp, 2.90%, 9/15/20	45,000	45,443
Morgan Stanley 3.75%, 2/25/23 (a)	300,000	310,722
3.13%, 7/27/26, MTN	205,000	201,948
Regions Bank, 7.50%, 5/15/18 (a)	500,000	509,720
SVB Financial Group 5.38%, 9/15/20	105,000	112,207
3.50%, 1/29/25	75,000	75,206
Synovus Financial Corp., 3.13%, 11/1/22, Callable 10/1/22 @ 100	140,000	138,933
The Goldman Sachs Group, Inc., 2.35%, 11/15/21, Callable 11/15/20 @ 100	650,000	639,931
UBS Group Funding Switzerland AG, 2.95%, 9/24/20 (b)	250,000	252,305
Unum Group, 3.00%, 5/15/21, Callable 4/15/21 @ 100	125,000	125,709
Wells Fargo & Co., 4.90%, 11/17/45 (a)	80,000	90,521
		5,913,435
Health Care (5.6%):
Agilent Technologies, Inc., 3.05%, 9/22/26, Callable 6/22/26 @ 100	205,000	197,224
Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	120,000	130,151
Biogen, Inc., 2.90%, 9/15/20	345,000	349,981
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20 (a)	200,000	211,558

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Celgene Corp., 2.75%, 2/15/23, Callable 1/15/23 @ 100	$70,000	$69,363
DaVita, Inc., 5.13%, 7/15/24, Callable 7/15/19 @ 102.56 (a)	185,000	187,808
DENTSPLY Sirona, Inc., 4.13%, 8/15/21, Callable 5/15/21 @ 100	195,000	201,027
Express Scripts Holding Co. 2.25%, 6/15/19	210,000	209,581
4.80%, 7/15/46, Callable 1/15/46 @ 100	70,000	74,446
Gilead Sciences, Inc. 4.40%, 12/1/21, Callable 9/1/21 @ 100 (a)	465,000	496,001
4.80%, 4/1/44, Callable 10/1/43 @ 100	85,000	98,490
HCA Holdings, Inc., 6.25%, 2/15/21	195,000	207,802
Humana, Inc., 3.95%, 3/15/27, Callable 12/15/26 @ 100	155,000	160,490
		2,593,922
Industrials (3.3%):
AerCap Ireland Capital Ltd., 3.75%, 5/15/19 (a)	400,000	406,428
Canadian National Railway Co., 3.20%, 8/2/46, Callable 2/2/46 @ 100	60,000	58,019
Carlisle Cos., Inc., 3.50%, 12/1/24, Callable 10/1/24 @ 100	120,000	120,594
Hexcel Corp., 3.95%, 2/15/27, Callable 11/15/26 @ 100	80,000	81,541
Hubbell, Inc., 3.35%, 3/1/26, Callable 12/1/25 @ 100	145,000	146,710
IDEX Corp., 4.20%, 12/15/21, Callable 9/15/21 @ 100	235,000	243,681
Kansas City Southern, 4.95%, 8/15/45, Callable 2/15/45 @ 100	105,000	119,791
Southwest Airlines Co., 2.75%, 11/16/22, Callable 10/16/22 @ 100	150,000	150,015
Valmont Industries, Inc., 5.00%, 10/1/44, Callable 4/1/44 @ 100 (a)	167,000	174,265
		1,501,044
Information Technology (4.6%):
Activision Blizzard, Inc. 2.30%, 9/15/21, Callable 8/15/21 @ 100	180,000	177,799
6.13%, 9/15/23, Callable 9/15/18 @ 103.06 (b)	335,000	355,146
4.50%, 6/15/47, Callable 12/15/46 @ 100	80,000	84,245
Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100	60,000	70,237
Applied Materials, Inc., 5.10%, 10/1/35, Callable 4/1/35 @ 100	85,000	102,629
Cadence Design Systems, Inc., 4.38%, 10/15/24, Callable 7/15/24 @ 100	58,000	61,474
Cardtronics, Inc., 5.50%, 5/1/25, Callable 5/1/20 @ 104.13 (b)	179,000	161,752
Electronic Arts, Inc., 3.70%, 3/1/21, Callable 2/1/21 @ 100	395,000	406,892
Juniper Networks, Inc., 5.95%, 3/15/41	70,000	78,371
NVIDIA Corp., 2.20%, 9/16/21, Callable 8/16/21 @ 100	85,000	84,147
VMware, Inc. 2.30%, 8/21/20	290,000	288,225
2.95%, 8/21/22, Callable 7/21/22 @ 100	174,000	173,593
		2,044,510
Materials (2.7%):
Fresnillo PLC, 5.50%, 11/13/23 (b)	200,000	219,468
LYB International Finance BV, 4.00%, 7/15/23	130,000	136,269
Lyondellbasell Industries NV, 5.00%, 4/15/19, Callable 1/15/19 @ 100 (a)	490,000	502,956
Newcrest Finance Pty Ltd., 5.75%, 11/15/41 (b)	125,000	142,740
Rio Tinto Finance USA Ltd., 5.20%, 11/2/40	50,000	61,329
Vale Overseas Ltd., 6.25%, 8/10/26	170,000	197,217
		1,259,979

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Real Estate (0.7%):
Columbia Property Trust Operating Partnership, 3.65%, 8/15/26, Callable 5/15/26 @ 100	$115,000	$112,874
Lexington Realty Trust, 4.25%, 6/15/23, Callable 3/15/23 @ 100	200,000	200,888
		313,762
Telecommunication Services (1.8%):
AT&T, Inc. 2.30%, 3/11/19 (a)	500,000	500,270
6.30%, 1/15/38 (a)	285,000	335,596
		835,866
Utilities (2.3%):
Arizona Public Service Co., 2.95%, 9/15/27, Callable 6/15/27 @ 100	120,000	118,034
Consolidated Edison, Inc., 6.30%, 8/15/37	170,000	231,718
Empresa Nacional de Electricidad SA, 4.25%, 4/15/24, Callable 1/15/24 @ 100	315,000	329,414
Iberdrola International BV 6.75%, 9/15/33	35,000	43,894
6.75%, 7/15/36	70,000	91,592
Oklahoma G&E Co., 5.25%, 5/15/41, Callable 11/15/40 @ 100	105,000	125,730
Public Service Enterprise Group, Inc., 4.00%, 6/1/44, Callable 12/1/43 @ 100	115,000	122,659
		1,063,041
Total Corporate Bonds (Cost $21,787,702)		22,030,322
Government National Mortgage Association (0.1%)
Multi-family (0.1%):
Collateralized Mortgage Obligations (0.1%):
Government National Mortgage Association 6.00%, 12/15/33	26,525	29,971
Total Government National Mortgage Association (Cost $27,232)		29,971
U.S. Government Mortgage Backed Agencies (34.6%)
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 (a)	50,538	52,722
Series 4139, Class DA, 1.25%, 12/15/27	651,749	623,390
5.50%, 6/1/38	63,556	70,015
7.00%, 9/1/38 (a)	21,278	24,622
3.50%, 7/15/39 – 8/1/47	1,638,025	1,682,713
Series 3713, Class PA, 2.00%, 2/15/40 – 3/15/40	837,567	822,972
4.50%, 1/1/41 – 5/1/47 (a)	1,400,535	1,495,997
Series 4049, Class AB, 2.75%, 12/15/41	135,277	136,134
		4,908,565
Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Notes 3.75% (US0001M+220bps), 2/25/24 (a)	421,400	434,138
Federal National Mortgage Association 6.00%, 8/1/21 – 2/1/37 (a)	319,017	351,733
5.50%, 4/1/22 – 1/1/38 (a)	179,598	197,194
7.00%, 8/1/23 – 6/1/32	31,524	35,829
7.50%, 12/1/29 – 2/1/31	32,219	36,919

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares or Principal Amount	Value
8.00%, 6/1/30 – 9/1/30	$23,705	$27,835
5.00%, 12/1/34 – 11/1/36	15,365	16,772
3.41% (US0012M+166bps), 12/1/36 (a)	47,518	49,687
4.50%, 12/1/38 – 6/1/40 (a)	1,210,834	1,286,631
Series 2013-33, Class UD2.50%, 4/25/39 – 12/25/47	485,932	476,009
Series 2013-137, Class A3.50%, 3/25/40 – 10/1/47	2,828,438	2,905,089
Series 2011-101, Class LA3.00%, 10/25/40 – 8/1/46 (a)	2,424,239	2,428,545
4.00%, 11/1/43 – 3/1/46 (a)	2,493,661	2,623,664
3.44% (US0012M+169bps), 8/1/46 (a)	44,894	46,970
		10,482,877
Total U.S. Government Mortgage Backed Agencies (Cost $16,023,774)		15,825,580
U.S. Treasury Obligations (2.0%)
U.S. Treasury Bonds, 2.88%, 5/15/43 (a)	340,000	349,654
U.S. Treasury Notes, 2.00%, 8/15/25	587,000	572,270
Total U.S. Treasury Obligations (Cost $919,641)		921,924
Collateral for Securities Loaned (0.5%)
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (e)	68,396	68,396
Fidelity Investments Prime Money Market Portfolio, Class I, 1.43% (e)	78,667	78,667
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (e)	65,549	65,549
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (e)	1,311	1,311
Total Collateral for Securities Loaned (Cost $213,923)		213,923
Total Investments (Cost $44,206,090) — 96.6%		44,215,373
Other assets in excess of liabilities — 3.4%		1,577,832
NET ASSETS — 100.00%		$45,793,205

(a)  All or a portion of this security has been segregated as collateral for derivative instruments and/or securities purchased on a when-issued basis.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2017, the fair value of these securities was $3,795,309 and amounted to 8.3% of net assets.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2017.

(d)  All or a portion of this security is on loan.

(e)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

US0001M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2017

US0003M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

US0012M — 12 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Depreciation
30-Year U.S. Treasury Bond Future	24	3/20/18	$3,675,459	$3,672,000	$(3,458)
5-Year U.S. Treasury Note Future	7	3/30/18	816,993	813,148	(3,845)
					$(7,303)
Total unrealized appreciation					$—
Total unrealized depreciation					(7,303)
Total net unrealized appreciation (depreciation)					$(7,303)

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)

The table below presents centrally cleared credit default swap contracts as of December 31, 2017

Underlying Instrument	Receive Fixed Rate	Maturity Date	Payment Frequency	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)	Value	Premiums Paid	Unrealized Appreciation
CDX North America High Yield Index; Series 29	5.00%	12/20/22	Daily	3.05%	$2,000,000	$165,933	$156,400	$9,533

(a)    When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)    Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)    The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Principal Amount	Value
Asset Backed Securities (13.3%)
Ally Auto Receivables Trust, Series 14-2, Class B, 2.10%, 3/16/20, Callable 6/15/18 @ 100	$2,240,000	$2,241,210
American Express Credit Account Master Trust, Series 2014-1, Class B, 1.98% (LIBOR01M+50bps), 12/15/21 (a) (b)	6,400,000	6,421,073
AmeriCredit Automobile Receivables Trust, Series 15-3, Class D, 3.34%, 8/8/21, Callable 1/8/20 @ 100 (b)	2,600,000	2,623,889
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class B, 2.40%, 5/18/22, Callable 2/18/21 @ 100 (b)	2,715,000	2,702,316
AmeriCredit Automobile Receivables Trust, Series 16-3, Class C, 2.24%, 4/8/22, Callable 9/8/20 @ 100 (b)	4,435,000	4,367,167
Avis Budget Rental Car Funding (AESOP) LLC, Series 14-1A, Class A, 2.46%, 7/20/20 (b) (c)	2,000,000	2,002,400
Avis Budget Rental Car Funding (AESOP) LLC, Series 13-1A, Class A, 1.92%, 9/20/19 (b) (c)	10,500,000	10,484,575
Chrysler Capital Auto Receivables Trust, Series 16-BA, Class B, 2.22%, 5/16/22, Callable 10/15/19 @ 100 (c)	4,180,000	4,141,899
CNH Equipment Trust, Series 14-B, Class A4, 1.61%, 5/17/21, Callable 6/15/18 @ 100 (b)	3,888,730	3,885,114
Drive Auto Receivables Trust, Series 17-AA, Class C, 2.98%, 1/18/22, Callable 1/15/20 @ 100 (c)	2,115,000	2,123,481
Drive Auto Receivables Trust, Series 2017-1, Class B, 2.36%, 3/15/21, Callable 2/15/20 @ 100	1,985,000	1,983,849
DT Auto Owner Trust, Series 2017-2A, Class B, 2.44%, 2/15/21, Callable 6/15/20 @ 100 (c)	2,420,000	2,421,082
Mercedes-Benz Auto Lease Trust, Series 16-A, Class A3, 1.52%, 3/15/19, Callable 7/15/18 @ 100	2,345,107	2,344,143
Santander Drive Auto Receivables Trust, Series 2017-2, Class B, 2.21%, 10/15/21, Callable 10/15/19 @ 100	3,125,000	3,123,050
Santander Drive Auto Receivables Trust, Series 2017-3, Class B, 2.19%, 3/15/22, Callable 10/15/21 @ 100	2,540,000	2,518,718
Santander Drive Auto Receivables Trust, Series 16-3, Class C, 2.46%, 3/15/22, Callable 1/15/20 @ 100 (b)	6,835,000	6,821,473
Synchrony Credit Card Master Note Trust, Series 16-1, Class A, 2.04%, 3/15/22	3,850,000	3,848,380
World Financial Network Credit Card Master Trust, Series 2017-A, Class A, 2.12%, 3/15/24	3,155,000	3,131,743
Total Asset Backed Securities (Cost $67,340,915)		67,185,562
Collateralized Mortgage Obligations (10.7%)
BX Trust, Series 2017-APPL, Class A, 2.36% (LIBOR01M+88bps), 7/15/34 (a) (c)	6,500,000	6,508,148
BX Trust, Series 2017-SLCT, Class B, 2.68% (LIBOR01M+120bps), 7/15/34 (a) (c)	6,500,000	6,502,070
COMM Mortgage Trust, Series 2014-CR20, Class A2, 2.80%, 11/10/47 (b)	5,276,000	5,314,415
COMM Mortgage Trust, Series 2014-CR19, Class A2, 2.97%, 8/10/47 (b)	5,873,765	5,929,235
COMM Mortgage Trust, Series 2014-CR15, Class A2, 2.93%, 2/10/47 (b)	3,577,398	3,600,157
Drive Auto Recievables Trust, Series 2016-CA, Class B, 2.37%, 11/16/20, Callable 12/15/19 @ 100 (c)	6,500,000	6,505,492
Galaxy CLO Ltd., Series 2017-24A, Class A, 2.75% (US0003M+112bps), 1/15/31, Callable 1/15/20 @ 100 (a) (c)	2,000,000	1,998,320
Great Wolf Trust, Series 2017-WOLF, Class A, 2.48% (LIBOR01M+85bps), 9/15/34 (a) (c)	3,500,000	3,513,371

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
GS Mortgage Securities Trust, Series 2012-GC6, Class B, 5.65%, 1/10/45 (a) (c)	$3,500,000	$3,792,044
GS Mortgage Securities Trust, Series 2013-GC16, Class A2, 3.03%, 11/10/46	1,732,723	1,742,230
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class A2, 2.98%, 11/15/45	1,708,707	1,717,213
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A2, 3.07%, 12/15/46 (b)	1,306,943	1,313,993
Steele Creek CLO Ltd., Series 2017-1A, Class A, 2.88% (US0003M+125bps), 1/15/30, Callable 1/15/20 @ 100 (a) (c)	3,825,000	3,826,457
Voya CLO Ltd., Series 2017-4A, Class A1, 2.51% (US0003M+113bps), 10/15/30, Callable 10/15/19 @ 100 (a) (c)	2,000,000	2,003,893
Total Collateralized Mortgage Obligations (Cost $54,692,551)		54,267,038
Residential Mortgage Backed Securities (8.0%)
Ameriquest Mortgage Securities, Inc., Series 2003-5, Class A6, 4.44%, 4/25/33, Callable 1/25/18 @ 100 (a)	17,948	17,948
Bank of America Mortgage Securities, Inc., Series 03-J, Class 2A2, 3.74%, 11/25/33, Callable 1/25/18 @ 100 (a) (b)	744,624	744,624
Bear Stearns Alt-A Trust, Series 03-3, Class 2A, 3.52%, 10/25/33, Callable 1/25/18 @ 100 (a) (b)	2,777,920	2,777,920
Chase Mortgage Finance Corp., Series 07-A1, Class 2A1, 3.69%, 2/25/37, Callable 11/25/22 @ 100 (a) (b)	940,678	951,937
Credit Suisse First Boston Mortgage Securities Corp., Series 04-AR7, Class 4A1, 3.46%, 11/25/34, Callable 1/25/18 @ 100 (a) (b)	2,555,616	2,555,616
Credit Suisse First Boston Mortgage Securities Corp., Series 04-5, Class 5A1, 5.00%, 8/25/19, Callable 12/25/20 @ 100	107,934	108,215
Credit Suisse First Boston Mortgage Securities Corp., Series 03-23, Class 2A8, 4.50%, 10/25/18 (b)	36,526	37,261
Credit Suisse First Boston Mortgage Securities Corp., Series 03-8, Class 2A1, 5.00%, 4/25/18, Callable 1/25/18 @ 100 (b)	467	467
Credit Suisse First Boston Mortgage Securities Corp., Series 03-11, Class 1A31, 5.50%, 6/25/33, Callable 1/25/18 @ 100 (b)	237,001	237,001
GSR Mortgage Loan Trust, Series 04-15F, Class 5A1, 5.50%, 1/25/20, Callable 5/25/21 @ 100 (b)	147,234	150,439
JPMorgan Mortgage Trust, Series 16-3, Class 1A3, 3.50%, 10/25/46, Callable 9/25/34 @ 100 (a) (b) (c)	1,138,334	1,155,008
JPMorgan Mortgage Trust, Series 14-5, Class A11, 3.00%, 10/25/29, Callable 12/25/22 @ 100 (a) (b) (c)	5,255,673	5,291,943
JPMorgan Mortgage Trust, Series 2016-4, Class A5, 3.50%, 10/25/46, Callable 4/25/33 @ 100 (a) (b) (c)	1,990,876	2,017,550
JPMorgan Mortgage Trust, Series 17-1, Class A5, 3.50%, 1/25/47, Callable 3/25/36 @ 100 (a) (b) (c)	2,431,958	2,466,062
JPMorgan Mortgage Trust, Series 17-3, Class 2A2, 2.50%, 8/25/47, Callable 10/25/23 @ 100 (a) (c)	2,851,858	2,822,450
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3, 4.75%, 11/25/19, Callable 1/25/20 @ 100 (b)	80,513	81,555
JPMorgan Mortgage Trust, Series 04-S1, Class 1A7, 5.00%, 9/25/34, Callable 1/25/18 @ 100 (b)	172,759	172,759

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
JPMorgan Mortgage Trust, Series 06-A2, Class 5A1, 3.58%, 11/25/33, Callable 2/25/24 @ 100 (a) (b)	$1,139,592	$1,144,059
JPMorgan Mortgage Trust, Series 05-A1, Class 6T1, 3.66%, 2/25/35, Callable 1/25/18 @ 100 (a) (b)	287,874	291,784
JPMorgan Mortgage Trust, Series 05-A1, Class 3A1, 3.69%, 2/25/35, Callable 1/25/18 @ 100 (a) (b)	1,120,409	1,134,070
Madison Park Funding Ltd., Series 2017-26A, Class AR, 2.52% (US0003M+120bps), 7/29/30 (a) (c)	3,250,000	3,277,913
Morgan Stanley Mortgage Loan Trust, Series 05-6AR, Class 1A1, 1.83% (US0001M+28bps), 11/25/35, Callable 6/25/18 @ 100 (a) (b)	572,940	566,477
Morgan Stanley Mortgage Loan Trust, Series 04-1, Class 1A9, 4.50%, 11/25/18, Callable 3/25/18 @ 100 (b)	16,278	16,323
Prime Mortgage Trust, Series 2004-2, Class A3, 5.25%, 11/25/19, Callable 1/25/18 @ 100 (b)	44,347	44,347
Prime Mortgage Trust, Series 04-2, Class A2, 4.75%, 11/25/19, Callable 1/25/18 @ 100 (b)	79,626	79,626
Residential Funding Mortgage Securities I, Inc., Series 2005-S3, Class A1, 4.75%, 3/25/20, Callable 1/25/18 @ 100 (b)	179,852	179,852
Structured Adjustable Rate Mortgage Loan Trust, Series 04-6, Class 4A1, 3.54%, 6/25/34, Callable 1/25/18 @ 100 (a) (b)	2,473,419	2,473,419
Structured Asset Mortgage Investments II Trust, Series 04-AR7, Class A1A, 2.20% (US0001M+70bps), 4/19/35, Callable 1/19/18 @ 100 (a) (b)	1,191,101	1,147,352
Structured Asset Securities Corp., Series 03-29, Class 2A1, 5.25%, 9/25/23, Callable 1/25/18 @ 100 (b)	747,006	747,006
Structured Asset Securities Corp., Series 2004-21XS, Class 2A6A, 5.24%, 12/25/34, Callable 1/25/18 @ 100 (a) (b)	4,145	4,145
Wells Fargo Mortgage Backed Securities Trust, Series 2005-2, Class 2A1, 4.75%, 4/25/20, Callable 1/25/18 @ 100 (b)	27,425	27,425
Wells Fargo Mortgage Backed Securities Trust, Series 03-N, Class 2A1, 3.59%, 12/25/33, Callable 1/25/18 @ 100 (a) (b)	685,516	685,516
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR12, Class 2A6, 3.45%, 6/25/35, Callable 1/25/18 @ 100 (a) (b)	1,915,288	1,915,288
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR12, Class 2A5, 3.45%, 6/25/35, Callable 1/25/18 @ 100 (a) (b)	1,718,783	1,718,783
Wells Fargo Mortgage Backed Securities Trust, Series 04-M, Class A7, 3.50%, 8/25/34, Callable 1/25/18 @ 100 (a) (b)	1,558,823	1,558,823
Wells Fargo Mortgage Backed Securities Trust, Series 04-O, Class A1, 3.55%, 8/25/34, Callable 1/25/18 @ 100 (a) (b)	945,928	945,928
Wells Fargo Mortgage Backed Securities Trust, Series 04-Z, Class 2A2, 3.74%, 12/25/34, Callable 1/25/18 @ 100 (a) (b)	865,950	865,950
Wells Fargo Mortgage Backed Securities Trust, Series 03-J, Class 2A1, 3.48%, 10/25/33, Callable 1/25/18 @ 100 (a) (b)	273,559	273,559
Total Residential Mortgage Backed Securities (Cost $40,729,716)		40,686,400
Corporate Bonds (46.2%)
Consumer Discretionary (1.2%):
Best Buy Co., Inc., 5.50%, 3/15/21, Callable 12/15/20 @ 100 (d)	2,105,000	2,266,180
O'Reilly Automotive, Inc., 4.88%, 1/14/21, Callable 10/14/20 @ 100	3,750,000	3,969,337
		6,235,517

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Consumer Staples (1.9%):
Bat Capital Corp., 2.30%, 8/14/20 (c)	$3,750,000	$3,728,325
Molson Coors Brewing Co., 1.45%, 7/15/19	3,750,000	3,697,725
Pernod Ricard SA, 5.75%, 4/7/21 (c)	2,176,000	2,389,096
		9,815,146
Energy (6.4%):
Buckeye Partners LP, 2.65%, 11/15/18, Callable 10/15/18 @ 100 (b)	4,150,000	4,160,541
Columbia Pipeline Group, Inc., 2.45%, 6/1/18	1,500,000	1,500,780
Enable Midstream Partner, 2.40%, 5/15/19, Callable 4/15/19 @ 100	5,000,000	4,970,550
Hess Corp., 8.13%, 2/15/19	4,200,000	4,446,498
LUKOIL International Finance BV, 6.13%, 11/9/20 (c)	5,185,000	5,600,681
Marathon Petroleum Corp. 2.70%, 12/14/18	3,760,000	3,773,686
3.40%, 12/15/20, Callable 11/15/20 @ 100	1,850,000	1,893,050
Pioneer Natural Resource Co., 7.50%, 1/15/20	2,085,000	2,284,389
Texas Gas Transmission LLC, 4.50%, 2/1/21, Callable 11/1/20 @ 100 (c)	3,190,000	3,318,238
		31,948,413
Financials (17.6%):
Assurant, Inc., 2.50%, 3/15/18 (b)	4,500,000	4,502,610
Axis Specialty Finance LLC, 5.88%, 6/1/20	1,692,000	1,811,438
Bank of America Corp. 2.25%, 4/21/20, MTN	2,000,000	2,000,340
2.33%, (US0003M+63bps), 10/1/21, Callable 10/1/20 @ 100 (a)	1,391,000	1,385,617
Capital One Financial Corp. 2.45%, 4/24/19, Callable 3/24/19 @ 100	1,790,000	1,792,381
2.50%, 5/12/20, Callable 4/12/20 @ 100	615,000	614,551
Capital One NA, 1.50%, 3/22/18, Callable 2/22/18 @ 100 (b)	4,000,000	3,996,120
Citigroup, Inc. 1.75%, 5/1/18 (b)	1,000,000	998,910
2.59%, (US0003M+107bps), 12/8/21, Callable 11/8/21 @ 100 (a) (b)	3,500,000	3,550,820
Ford Motor Credit Co. LLC, 2.46%, 3/27/20 (b)	3,585,000	3,573,313
General Motors Financial Co., Inc., 3.25%, 5/15/18 (b)	8,000,000	8,031,440
HSBC Holdings PLC, 2.84% (US0003M+150bps), 1/5/22 (a) (b)	3,500,000	3,619,000
JPMorgan Chase & Co., 2.59% (US0003M+123bps), 10/24/23, Callable 10/24/22 @ 100 (a) (b)	3,500,000	3,593,625
MetLife, Inc., 6.82%, 8/15/18 (b)	7,000,000	7,204,330
Morgan Stanley 2.45%, 2/1/19, MTN (b)	4,000,000	4,008,520
2.76%, (US0003M+140bps), 10/24/23, Callable 10/24/22 @ 100 (a) (b)	3,500,000	3,598,105
Regions Bank 7.50%, 5/15/18 (b)	4,500,000	4,587,480
2.25%, 9/14/18, Callable 8/14/18 @ 100	3,330,000	3,333,497
S&P Global, Inc., 2.50%, 8/15/18	3,570,000	3,580,781
The Bear Stearns Co. LLC, 7.25%, 2/1/18 (b)	4,455,000	4,472,597
The Goldman Sachs Group, Inc. 6.15%, 4/1/18 (b)	2,000,000	2,020,260
2.90%, 7/19/18 (b)	5,000,000	5,021,200
2.59%, (US0003M+117bps), 11/15/21, Callable 11/15/20 @ 100 (a) (b)	3,500,000	3,548,545

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
UBS AG (Stamford) Branch, 1.80%, 3/26/18 (b)	$3,500,000	$3,499,650
UBS Group Funding Switzerland AG, 2.95%, 9/24/20 (c)	3,825,000	3,860,267
		88,205,397
Health Care (6.3%):
AbbVie, Inc., 2.00%, 11/6/18 (b)	5,000,000	4,998,050
Amgen, Inc., 2.20%, 5/11/20	6,051,000	6,029,095
Biogen, Inc., 2.90%, 9/15/20	5,333,000	5,410,009
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20 (b)	2,894,100	3,061,350
Edwards Lifesciences Corp., 2.88%, 10/15/18	3,825,000	3,849,098
Express Scripts Holding Co., 2.25%, 6/15/19	4,057,000	4,048,886
Universal Health Services, Inc., 3.75%, 8/1/19 (c)	4,177,000	4,246,589
		31,643,077
Industrials (2.5%):
Acuity Brands Lighting, Inc., 6.00%, 12/15/19	2,319,000	2,467,857
Aercap Holdings NV, 4.63%, 10/30/20	3,715,000	3,893,209
Air Lease Corp., 2.13%, 1/15/18 (b)	3,500,000	3,499,930
IDEX Corp., 4.50%, 12/15/20, Callable 9/15/20 @ 100	2,565,000	2,676,937
		12,537,933
Information Technology (4.3%):
Activision Blizzard, Inc., 6.13%, 9/15/23, Callable 9/15/18 @ 103.06 (c)	4,095,000	4,341,273
Electronic Arts, Inc., 3.70%, 3/1/21, Callable 2/1/21 @ 100	4,185,000	4,311,010
Juniper Networks, Inc., 3.13%, 2/26/19 (b)	7,120,000	7,179,167
NetApp, Inc., 2.00%, 9/27/19	1,875,000	1,859,756
VMware, Inc., 2.30%, 8/21/20	3,820,000	3,796,622
		21,487,828
Materials (2.1%):
Anglo American Capital PLC, 4.13%, 4/15/21 (c)	5,725,000	5,903,105
Martin Marietta Materials, Inc., 6.60%, 4/15/18 (b)	4,500,000	4,555,395
		10,458,500
Real Estate (0.7%):
Select Income REIT, 2.85%, 2/1/18 (b)	2,000,000	2,000,000
Welltower, Inc., 6.13%, 4/15/20	1,650,000	1,780,614
		3,780,614
Telecommunication Services (1.2%):
AT&T, Inc. 2.45%, 6/30/20, Callable 5/30/20 @ 100	3,500,000	3,493,595
2.30%, (US0003M+89bps), 2/14/23 (a)	2,000,000	2,014,480
Level 3 Financing, Inc., 5.38%, 1/15/24, Callable 1/15/19 @ 102.69	637,000	636,293
		6,144,368
Utilities (2.0%):
Abu Dhabi National Energy Co. PJSC, 2.50%, 1/12/18 (b) (c)	4,500,000	4,500,000
Iberdrola Finance Ireland Ltd., 5.00%, 9/11/19 (c)	6,027,000	6,274,769
		10,774,769
Total Corporate Bonds (Cost $233,433,584)		233,031,562

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares or Principal Amount	Value
U.S. Government Mortgage Backed Agencies (10.3%)
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 – 8/1/40 (b)	$4,120,700	$4,463,634
5.50%, 10/25/23 (b)	11,596	12,258
7.00%, 9/1/38 (b)	10,214	11,819
3.50%, 7/15/39	2,117,866	2,171,554
Series 3713, Class PA2.00%, 2/15/40 – 3/15/40	8,940,865	8,785,073
Series 4049, Class AB2.75%, 12/15/41	1,452,742	1,461,946
		16,906,284
Federal National Mortgage Association 6.00%, 2/1/37 (b)	3,074,593	3,408,631
Series 2013-33, Class UD2.50%, 4/25/39	2,636,292	2,577,670
Series 2013-137, Class A3.50%, 3/25/40	3,253,710	3,324,572
Series 2011-21, Class PA4.50%, 5/25/40	6,323,207	6,659,226
Series 2011-101, Class LA3.00%, 10/25/40	2,527,009	2,556,675
5.00%, 2/1/41 – 10/1/41 (b)	15,248,553	16,516,435
3.44% (US0012M+169bps), 8/1/46 (b)	15,721	16,448
		35,059,657
Total U.S. Government Mortgage Backed Agencies (Cost $52,906,807)		51,965,941
U.S. Treasury Obligations (6.0%)
U.S. Treasury Bills, 1.16%, 2/8/18 (e)	12,600,000	12,584,230
U.S. Treasury Notes, 1.63%, 8/31/19 (b)	18,000,000	17,927,298
Total U.S. Treasury Obligations (Cost $30,521,563)		30,511,528
Collateral for Securities Loaned (0.0%) (f)
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (g)	35,649	35,649
Fidelity Investments Prime Money Market Portfolio, Class I, 1.43% (g)	41,003	41,003
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (g)	34,166	34,166
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (g)	683	683
Total Collateral for Securities Loaned (Cost $111,501)		111,501
Total Investments (Cost $479,736,637) — 94.5%		477,759,532
Other assets in excess of liabilities — 5.5%		27,745,953
NET ASSETS — 100.00%		$505,505,485

(a)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2017.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments and/or securities purchased on a when-issued basis.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2017, the fair value of these securities was $117,016,501 and amounted to 23.2% of net assets.

(d)  All or a portion of this security is on loan.

(e)  Rate represents the effective yield at December 31, 2017.

(f)  Amount represents less than 0.05% of net assets.

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2017

(g)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

REIT — Real Estate Investment Trust

US0001M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

US0003M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

US0012M — 12 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Depreciation
2-Year U.S. Treasury Note Future	589	3/29/18	$126,369,934	$126,110,422	$(259,512)

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
5-Year U.S. Treasury Note Future	100	3/30/18	$11,670,109	$11,616,406	$53,703
Total unrealized appreciation					$53,703
Total unrealized depreciation					(259,512)
Total net unrealized appreciation (depreciation)					$(205,809)

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2017

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)

The table below presents centrally cleared credit default swap contracts as of December 31, 2017

Underlying Instruments	Received Fixed Rate	Maturity Date	Payment Frequency	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)	Value	Premiums Paid	Unrealized Appreciation
CDX North America High Yield Index; Series 29	5.00%	12/20/22	Daily	3.05%	$34,000,000	$2,820,867	$2,658,650	$162,217
CDX North America Investment Grade 5 Year Index; Series 29	1.00%	12/20/22	Daily	0.49%	$25,000,000	598,036	515,229	82,807
						$3,418,903	$3,173,879	$245,024

(a)    When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)    Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)    The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index or the CDX North America Investment Grade 5 Year Index.

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares or Principal Amount	Value
Common Stocks (4.1%)
Consumer Discretionary (2.7%):
AMC Entertainment Holdings, Inc., Class A (a)	40,000	$604,000
AMC Networks, Inc., Class A (b)	6,000	324,480
Av Homes, Inc. (b)	23,000	382,950
Wynn Resorts Ltd.	2,800	472,052
		1,783,482
Energy (1.4%):
Kinder Morgan, Inc.	16,000	289,120
Phillips 66	4,500	455,175
Sanchez Energy Corp. (a) (b)	54,000	286,740
		1,031,035
Total Common Stocks (Cost $2,840,720)		2,814,517
Senior Secured Loans (21.1%)
Alphabet Holding Co., Inc., 2nd Lien Term Loan, 9.32% (LIBOR01M+775bps), 8/15/25, Callable 2/4/18 @ 102 (c)	$1,100,000	1,023,000
Bass Pro Group LLC, Term Loan B, 6.57% (LIBOR03M+5bps), 12/16/23, Callable 2/4/18 @ 101 (c)	997,500	993,759
BJ's Wholesale Club, Inc., 8.95% (LIBOR02M+75bps), 1/27/25, Callable 2/3/18 @ 101 (c)	1,150,000	1,119,813
Caesars Resort Collection LLC, 1st Lien Term Loan B, 4.44% (LIBOR01M+275bps), 10/2/24, Callable 2/4/18 @ 101 (c)	1,000,000	1,003,930
Chesapeake Energy Corp., 8.95% (LIBOR03M+75bps), 8/23/21, Callable 8/23/18 @ 104.25 (c)	1,000,000	1,063,000
Dayco Products LLC, 6.48% (LIBOR03M+5bps), 5/19/24, Callable 2/4/18 @ 101 (c)	995,000	1,002,463
Navistar, Inc., 1st Lien Term Loan B, 4.90% (LIBOR01M+35bps), 11/2/24, Callable 2/4/18 @ 101 (c)	1,000,000	1,002,810
Packaging Coordinators Midco, Inc., 2nd Lien Term Loan, 10.32% (LIBOR01M+875bps), 7/1/24, Callable 2/4/18 @ 101 (c)	800,000	796,000
PAREXEL International Corp., 1st Lien Term Loan B, 4.57% (LIBOR01M+3bps), 9/29/24, Callable 2/4/18 @ 101 (c)	997,500	1,001,450
PetSmart, Inc., 4.57% (LIBOR01M+3bps), 3/10/22, Callable 2/4/18 @ 100 (c)	994,898	793,123
Radiate Holdco LLC, 2/1/24 (c) (d)	1,000,000	989,060
Reynolds Group Holdings, Inc., 1st Lien Term Loan B, 4.32% (LIBOR01M+275bps), 2/5/23, Callable 2/4/18 @ 100 (c)	1,313,409	1,318,859
TransDigm, Inc., 1st Lien Term Loan G, 4.35% (LIBOR03M+3bps), 8/16/24, Callable 2/4/18 @ 101 (c)	615,723	618,290
TransDigm, Inc., 1st Lien Term Loan G, 4.35% (LIBOR01M+3bps), 8/16/24, Callable 2/4/18 @ 101 (c)	180,277	181,029
Utz Quality Foods LLC, 2nd Lien Term Loan, 8.76% (LIBOR01M+725bps), 11/21/25, Callable 2/4/18 @ 102 (c)	700,000	701,456
Windstream Services LLC, 1st Lien Term Loan, 4.75% (LIBOR01M+325bps), 2/8/24, Callable 2/4/18 @ 100 (c)	997,438	895,619
Total Senior Secured Loans (Cost $14,618,229)		14,503,661
See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Corporate Bonds (69.2%)
Consumer Discretionary (16.1%):
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25, Callable 6/15/20 @ 102.88 (a) (e)	$1,000,000	$990,220
AMC Networks, Inc., 4.75%, 8/1/25, Callable 8/1/21 @ 102.38	600,000	594,708
American Axle & Manufacturing, Inc., 6.63%, 10/15/22, Callable 2/5/18 @ 103.31 (a)	310,000	321,637
AV Homes, Inc., 6.63%, 5/15/22, Callable 5/15/19 @ 103.31	325,000	340,860
Beazer Homes USA, Inc., 5.88%, 10/15/27, Callable 10/15/22 @ 102.94 (f)	600,000	602,220
Boyd Gaming Corp., 6.38%, 4/1/26, Callable 4/1/21 @ 103.19	610,000	658,800
Cablevision Systems Corp., 5.88%, 9/15/22	1,000,000	977,760
Century Communities, Inc., 5.88%, 7/15/25, Callable 7/15/20 @ 104.41	1,000,000	1,001,730
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21, Callable 2/5/18 @ 102.56 (f)	600,000	596,652
Golden Nugget, Inc., 8.75%, 10/1/25, Callable 10/1/20 @ 104.38 (f)	1,000,000	1,048,380
Scientific Games International, Inc. 6.63%, 5/15/21, Callable 2/5/18 @ 104.97	1,200,000	1,236,791
7.00%, 1/1/22, Callable 2/5/18 @ 105.25 (f)	620,000	653,306
Station Casinos LLC, 5.00%, 10/1/25, Callable 10/1/20 @ 102.5 (f)	1,000,000	1,004,140
Yum! Brands, Inc., 5.35%, 11/1/43, Callable 5/1/43 @ 100	1,000,000	970,290
		10,997,494
Consumer Staples (5.0%):
Cott Holdings, Inc., 5.50%, 4/1/25, Callable 4/1/20 @ 104.13 (e) (f)	759,000	778,757
Dole Food Co., Inc., 7.25%, 6/15/25, Callable 6/15/20 @ 103.63 (f)	1,000,000	1,081,870
Post Holdings, Inc., 5.00%, 8/15/26, Callable 8/15/21 @ 102.5 (f)	600,000	591,264
Simmons Foods, Inc., 5.75%, 11/1/24, Callable 11/1/20 @ 102.88 (f)	1,000,000	992,280
		3,444,171
Energy (11.4%):
Calumet Specialty Products Partners LP, 7.63%, 1/15/22, Callable 2/5/18 @ 103.81 (e)	1,550,000	1,552,262
Comstock Resources, Inc., 10.00%, 3/15/20, Callable 2/5/18 @ 107.5	800,000	825,928
Diamond Offshore Drilling, Inc., 4.88%, 11/1/43, Callable 5/1/43 @ 100	1,400,000	1,022,000
Endeavor Energy Resources LP/EER Finance, Inc., 5.50%, 1/30/26, Callable 1/30/21 @ 104.13 (f)	650,000	661,772
Ensco PLC, 5.75%, 10/1/44, Callable 4/1/44 @ 100 (e)	1,245,000	855,938
Noble Holding International Ltd., 6.20%, 8/1/40	1,400,000	960,750
Transocean, Inc., 6.80%, 3/15/38 (a) (e)	1,400,000	1,121,750
Whiting Petroleum Corp., 5.75%, 3/15/21, Callable 12/15/20 @ 100 (a)	830,000	854,643
		7,855,043
Financials (1.3%):
ASP AMC Merger Sub, Inc., 8.00%, 5/15/25, Callable 5/15/20 @ 104 (e) (f)	950,000	914,309
Health Care (11.5%):
Air Medical Group Holdings, Inc., 6.38%, 5/15/23, Callable 5/15/18 @ 103.19 (a) (f)	1,000,000	960,000
Avantor, Inc., 9.00%, 10/1/25, Callable 10/1/20 @ 106.75 (f)	1,000,000	991,250
Kindred Healthcare, Inc., 8.00%, 1/15/20 (e)	1,000,000	1,073,360
Ortho-Clinical Diagnostics, Inc., 6.63%, 5/15/22, Callable 2/5/18 @ 103.31 (e) (f)	1,000,000	1,005,980
Polaris Intermediate Corp., 8.50%, 12/1/22, Callable 6/1/19 @ 104 (f)	670,000	693,705

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Quorum Health Corp., 11.63%, 4/15/23, Callable 4/15/19 @ 108.72	$650,000	$639,509
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23, Callable 5/1/19 @ 106.19 (f)	330,000	349,021
Valeant Pharmaceuticals International, Inc., 5.88%, 5/15/23, Callable 5/15/18 @ 102.94 (a) (e) (f)	1,000,000	929,400
Vizient, Inc., 10.38%, 3/1/24, Callable 3/1/19 @ 107.78 (f)	1,000,000	1,122,009
		7,764,234
Industrials (14.3%):
Ahern Rentals, Inc., 7.38%, 5/15/23, Callable 5/15/18 @ 105.53 (e) (f)	1,000,000	953,330
Apex Tool Group LLC, 7.00%, 2/1/21, Callable 2/5/18 @ 101.75 (e) (f)	1,000,000	961,490
Beacon Escrow Corp., 4.88%, 11/1/25, Callable 11/1/20 @ 102.44 (f)	1,330,000	1,337,076
Covanta Holding Corp., 5.88%, 7/1/25, Callable 7/1/20 @ 104.41	1,000,000	1,005,870
Hertz Corp., 7.63%, 6/1/22, Callable 6/1/19 @ 103.81 (e) (f)	1,000,000	1,053,360
KAR Auction Services, Inc., 5.13%, 6/1/25, Callable 6/1/20 @ 103.84 (f)	1,000,000	1,025,050
Manitowoc Foodservice, Inc., 9.50%, 2/15/24, Callable 2/15/19 @ 107.13	800,000	910,192
Triumph Group, Inc., 4.88%, 4/1/21, Callable 2/5/18 @ 102.44	1,000,000	981,390
XPO Logistics, Inc. 6.50%, 6/15/22, Callable 6/15/18 @ 103.25 (f)	925,000	964,979
6.13%, 9/1/23, Callable 9/1/19 @ 103.06 (a) (f)	670,000	709,617
		9,902,354
Information Technology (1.7%):
Hughes Satellite Systems Corp. 7.63%, 6/15/21	400,000	440,916
6.63%, 8/1/26	670,000	703,889
		1,144,805
Materials (2.1%):
Plastipak Holdings, Inc., 6.25%, 10/15/25, Callable 10/15/20 @ 103.13 (f)	670,000	690,093
Reynolds Group Issuer, Inc., 7.00%, 7/15/24, Callable 7/15/19 @ 103.5 (f)	680,000	729,899
		1,419,992
Telecommunication Services (4.7%):
Intelsat Jackson Holdings SA, 8.00%, 2/15/24, Callable 2/15/19 @ 104 (e) (f)	1,000,000	1,053,890
Sprint Corp., 7.13%, 6/15/24	650,000	663,715
Telesat Canada/Telesat LLC, 8.88%, 11/15/24, Callable 11/15/19 @ 106.66 (e) (f)	1,000,000	1,116,390
Windstream Services LLC/Windstream Finance Corp., 8.75%, 12/15/24, Callable 12/15/22 @ 102.5 (f)	541,500	378,362
		3,212,357
Utilities (1.1%):
GenOn Escrow Corp., 9.50%, 10/15/18 (g)	1,000,000	787,500
Total Corporate Bonds (Cost $46,619,615)		47,442,259

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Collateral for Securities Loaned (8.9%)
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (h)	1,955,828	$1,955,828
Fidelity Investments Prime Money Market Portfolio, Class I, 1.43% (h)	2,249,536	2,249,536
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (h)	1,874,410	1,874,410
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (h)	37,490	37,490
Total Collateral for Securities Loaned (Cost $6,117,264)		6,117,264
Total Investments (Cost $70,195,828) — 103.3%		70,877,701
Liabilities in excess of other assets — (3.3)%		(2,283,571)
NET ASSETS — 100.00%		$68,594,130

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2017.

(d)  Security purchased on a when-issued basis.

(e)  All or a portion of this security has been segregated as collateral for derivative instruments and/or securities purchased on a when-issued basis.

(f)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2017, the fair value of these securities was $25,949,851 and amounted to 38.0% of net assets.

(g)  Defaulted security.

(h)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

LIBOR02M — 2 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Principal Amount	Value
Municipal Bonds (100.1%)
Arizona (1.2%):
Arizona Industrial Development Authority Revenue Bonds, Series A, 5.00%, 3/1/48, School District Credit Program, Continuously Callable @100	$1,000,000	$1,137,740
California (4.7%):
Golden State Tobacco Securitization Corp., Series A-1, 5.75%, 6/1/47, Continuously Callable @100	4,355,000	4,360,270
Colorado (1.9%):
State of Colorado Department of Transportation, 5.00%, 6/15/41, Continuously Callable @100	1,500,000	1,739,835
Connecticut (4.0%):
Connecticut Health & Educational Facilities Authority Revenue Bonds, Trinity Health Credit Group, Series 2016CT, 5.00%, 12/1/41, Continuously Callable @100	3,185,000	3,629,116
District of Columbia (1.8%):
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds, Series 2011C, 5.00%, 10/1/28, Continuously Callable @100	1,500,000	1,657,485
Florida (2.5%):
Miami-Dade County Public Facilities Revenue & Revenue Refunding Bonds, Jackson Health System, Series 2015A, 5.00%, 6/1/33, Continuously Callable @100	2,000,000	2,285,460
Illinois (21.8%):
Chicago Board of Education Dedicated Capital Improvements, 6.00%, 4/1/46, Continuously Callable @100 (a)	3,775,000	4,527,659
Chicago General Obligation Refunding Bonds, Series A, 6.00%, 1/1/38, Continuously Callable @100	2,500,000	2,903,975
Chicago Illinois, Series A, 5.75%, 1/1/33, Continuously Callable @100	2,000,000	2,271,940
Chicago Transit Authority Sales Tax Receipts Revenue Bonds, Series 2014, 5.00%, 12/1/44, AGC, Continuously Callable @100	2,450,000	2,633,579
Chicago Wastewater Transmission Revenue Refunding Bonds, Series 2008C, 5.00%, 1/1/34, Continuously Callable @100	1,000,000	1,106,440
City of Chicago Illinois Wastewater Transmission Revenue Bonds, Series A, 5.00%, 1/1/47, Continuously Callable @100	2,000,000	2,225,920
Illinois General Obligation Bonds Series 2013, 5.50%, 7/1/27, Continuously Callable @100	2,000,000	2,185,580
Series D, 5.00%, 11/1/26	2,000,000	2,187,660
		20,042,753
Kansas (1.8%):
Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt, 5.50%, 11/15/29, Continuously Callable @100	1,500,000	1,601,790
Massachusetts (3.1%):
Massachusetts College Building Authority Project Revenue Bonds, Series 2009B, 5.00%, 5/1/30, Pre-refunded 5/1/18 @100	1,500,000	1,614,420

See notes to financial statements.

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
University of Massachusetts Building Authority Project Revenue Bonds, Series 2014-1, 5.00%, 11/1/39, Continuously Callable @100	$1,000,000	$1,160,590
		2,775,010
Missouri (2.2%):
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, 4.25%, 12/1/42, Continuously Callable @100 (b)	2,000,000	1,930,700
Missouri Environmental Impact & Energy Resource Authority, Water Pollution Control & Drinking Water Revenue, 5.75%, 1/1/29, Continuously Callable @100	130,000	135,460
		2,066,160
New Jersey (11.2%):
New Jersey Economic Development Authority Biomedical Research Facilities Bonds, Series 2016A, 5.00%, 7/15/29, Continuously Callable @100 (a)	885,000	977,323
New Jersey Economic Development Authority Revenue Bonds, 5.00%, 6/1/42, AGM, Continuously Callable @100	1,000,000	1,132,130
New Jersey Economic Development Authority School Facilities Construction Bonds, Series 2015 WW, 5.25%, 6/15/32, Continuously Callable @100 (a)	3,000,000	3,331,230
New Jersey Health Care Facilities Financing Authority Revenue & Refunding Bonds, University Hospital Issue, Series 2015A, 5.00%, 7/1/46, AGC, Continuously Callable @100 (a)	1,500,000	1,714,050
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, 5.00%, 6/15/28, Continuously Callable @100	1,000,000	1,134,910
Tobacco Settlement Fing Corp., Series 1A, 5.00%, 6/1/41, Continuously Callable @100	2,000,000	1,969,080
		10,258,723
New York (14.0%):
Amherst Development Corporation Tax-Exempt Student Housing Facility Revenue Bonds, Series 2017A, 5.00%, 10/1/45, AGC, Continuously Callable @100	1,000,000	1,181,180
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds, Series A, 5.00%, 6/1/35, Continuously Callable @103	1,000,000	1,079,590
Long Island Power Authority Revenue Bonds, 5.00%, 9/1/42, Continuously Callable @100	1,000,000	1,181,310
Metropolitan Transportation Authority Dedicated Tax Green Fund Bonds, Series 2016B-1, 5.00%, 11/15/56, Continuously Callable @100	1,545,000	1,816,827
New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, 5.75%, 6/1/43, Continuously Callable @100	200,000	200,498
New York Utility Debt Securitization Authority Restructuring Bonds, Series 2013 TE, 5.00%, 12/15/41, Continuously Callable @100	1,500,000	1,740,210
Port Authority of New York & New Jersey Consolidated Bonds 5.00%, 10/1/30, Continuously Callable @100	2,000,000	2,222,760
5.00%, 12/1/32, Continuously Callable @100	1,000,000	1,137,590
TSASC, Inc., Series A, 5.00%, 6/1/41, Continuously Callable @100	2,000,000	2,248,100
		12,808,065

See notes to financial statements.

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Oregon (3.4%):
Oregon Department of Transportation Highway User Tax Revenue Bonds, Series 2013A, 5.00%, 11/15/38, Continuously Callable @100	$1,000,000	$1,155,340
Oregon State Facilities Authority Revenue Bonds, Series A, 5.00%, 7/1/47, Continuously Callable @100	1,500,000	1,783,380
Oregon State Lottery Revenue Bonds, Series A, 5.25%, 4/1/30, Continuously Callable @100	205,000	227,687
		3,166,407
Pennsylvania (9.5%):
Berks County Industrial Development Authority Revenue Bonds, 5.00%, 5/15/37, Continuously Callable @103	2,000,000	2,205,620
Franklin County Industrial Development Authority, Fixed Rate Revenue Bonds, The Chambersburg Hospital Project, Series 2010, 5.30%, 7/1/30, Continuously Callable @100	1,000,000	1,076,600
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, University of Pittsburgh Medical Center, Series 2010E, 5.00%, 5/15/31, Continuously Callable @100	1,000,000	1,068,350
Pennsylvania Turnpike Commission Revenue Bonds, Series 2014 A, 5.00%, 12/1/44, Continuously Callable @100	2,000,000	2,252,700
Philadelphia School District, General Obligation Bonds, Series 2016F, 5.00%, 9/1/37, Continuously Callable @100	1,815,000	2,007,009
		8,610,279
Tennessee (1.8%):
Johnson City Health & Educational Facilities Board, Hospital Refunding Revenue Bonds, Tennessee Mountain States Health Alliance, Series 2010A, 5.63%, 7/1/30, Continuously Callable @100	1,500,000	1,609,965
Texas (9.8%):
Canadian River Municipal Water Authority, Subordinate Lien Contract Revenue Bonds, Series 2011, 5.00%, 2/15/26, Continuously Callable @100 (a)	2,000,000	2,185,380
Dallas Fort Worth Texas International Airport Revenue, Series A, 5.00%, 11/1/38, Continuously Callable @100	1,000,000	1,071,980
Lower Colorado River Authority Refunding Revenue Bonds, Series 2013, 5.50%, 5/15/32, Continuously Callable @100	1,000,000	1,160,520
New Hope Cultural Education Facilities Finance Corp., Serries A1, 5.00%, 7/1/47, Continuously Callable @102	500,000	545,975
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds, Series A, 5.00%, 4/1/37, Continuously Callable @100	1,500,000	1,649,640
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, NTE Mobility Partners LLC — North Tarrant Express Managed Lanes Project, Series 2009, 6.88%, 12/31/39, Continuously Callable @100 (a)	2,130,000	2,331,328
		8,944,823
Utah (1.2%):
Utah Infrastructure Agency Revenue Bonds, Series A, 5.00%, 10/15/40, Continuously Callable @100	1,000,000	1,103,790

See notes to financial statements.

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Vermont (1.2%):
Vermont Educational & Health Buildings Financing Agency Revenue Bonds, Champlain College Project, Series 2016A, 5.00%, 10/15/46, Continuously Callable @100	$1,000,000	$1,073,460
Washington (3.0%):
Richland Electric Utility Revenue Bonds, 5.00%, 11/1/41, Continuously Callable @100	2,370,000	2,708,697
Total Municipal Bonds (Cost $86,984,486)		91,579,828
Total Investments (Cost $86,984,486) — 100.1%		91,579,828
Liabilities in excess of other assets — (0.1)%		(69,947)
NET ASSETS — 100.00%		$91,509,881

(a)  All or a portion of this security has been segregated as collateral for derivative instruments and/or securities purchased on a when-issued basis.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2017, the fair value of these securities was $1,930,700 and amounted to 2.1% of net assets.

AGM — Assured Guaranty Municipal Corporation

LLC — Limited Liability Company

See notes to financial statements.

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Principal Amount	Value
Municipal Bonds (98.1%)
Arizona (1.4%):
Tempe Industrial Development Authority Revenue Refunding Bonds, Friendship Village of Tempe, Series 2012 A, 6.25%, 12/1/42, Continuously Callable @100	$1,000,000	$1,073,390
California (4.4%):
California Public Works Board, Lease Revenue Bonds, Series 2019 I-1, 6.63%, 11/1/34, Continuously Callable @100	30,000	30,572
Golden State Tobacco Securitization Corp., Series A-1, 5.75%, 6/1/47, Continuously Callable @100	3,350,000	3,354,053
		3,384,625
Colorado (6.7%):
Regional Transportation District, Denver Transit Partners Eagle P3 Project Series 2010, 6.00%, 1/15/26, Continuously Callable @100	670,000	733,288
Series 2010, 6.00%, 1/15/34, Continuously Callable @100	2,000,000	2,184,920
State of Colorado Department of Transportation, 5.00%, 6/15/41, Continuously Callable @100	2,000,000	2,319,780
		5,237,988
Delaware (1.5%):
Delaware Economic Development Authority Revenue Refunding Bonds, Newark Charter School, Inc. Project Series 2016A, 5.00%, 9/1/36, Continuously Callable @100	500,000	564,215
Series 2016A, 5.00%, 9/1/46, Continuously Callable @100	545,000	610,891
		1,175,106
District of Columbia (1.9%):
District of Columbia Tobacco Settlement Financing Corp., 6.50%, 5/15/33 (a)	1,305,000	1,486,291
Florida (10.0%):
Miami-Dade County Health Facilities Authority, 6.13%, 8/1/42, Continuously Callable @100	500,000	548,325
Osceola County Expressway System Revenue Bonds, Poinciana Parkway Project, Series 2014A, 5.38%, 10/1/47, Continuously Callable @100	1,500,000	1,631,295
Sumter County Village Community Development District No. 10 Special Assessment Revenue Bonds, Series 2014, 5.75%, 5/1/31, Continuously Callable @100	1,340,000	1,495,574
Sumter County Village Community Development District No. 8 Special Assessment Refunding Revenue Bonds, Series 2010, 6.13%, 5/1/39, Continuously Callable @100	1,930,000	2,044,642
Sumter County Village Community Development District No. 8 Special Assessment Revenue Bonds, Series 2010, 6.13%, 5/1/40, Continuously Callable @100	1,990,000	2,107,888
		7,827,724
Illinois (17.1%):
Chicago Board of Education Dedicated Capital Improvements, 6.00%, 4/1/46, Continuously Callable @100 (a)	2,500,000	2,998,449

See notes to financial statements.

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Chicago General Obligation Bonds, Series 2012A, 5.00%, 1/1/33, Continuously Callable @100	$575,000	$595,775
Chicago General Obligation Refunding Bonds Series 2015C, 5.00%, 1/1/38, Continuously Callable @100	1,000,000	1,058,640
Series A, 6.00%, 1/1/38, Continuously Callable @100	2,500,000	2,903,974
City of Chicago Chicago O'Hare International Airport General Airport Third Lien Revenue Bonds, 5.75%, 1/1/39, Continuously Callable @100	240,000	266,309
Illinois Finance Authority Revenue & Refunding Bonds, Roosevelt University Project, Series 2009, 6.50%, 4/1/44, Continuously Callable @100	755,000	799,205
Illinois General Obligation Bonds Series D, 5.00%, 11/1/26	1,000,000	1,093,830
Series June 2013, 5.50%, 7/1/25, Continuously Callable @100	1,000,000	1,096,050
Series June 2013, 5.50%, 7/1/33, Continuously Callable @100	1,000,000	1,086,220
Series June 2013, 5.50%, 7/1/38, Continuously Callable @100	1,250,000	1,355,163
		13,253,615
Kentucky (1.5%):
Kentucky Economic Development Finance Authority, Revenue Bonds, Series A, 5.00%, 12/1/45, AGM, Continuously Callable @100	1,000,000	1,140,250
Lousiana (2.6%):
City of Shreveport Lousiana Water & Sewer Revenue, Series B, 5.00%, 12/1/41, AGM, Continuously Callable @100	1,750,000	2,038,505
Massachusetts (2.4%):
Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue J Series 2011, 5.63%, 7/1/28, Continuously Callable @100 (a)	485,000	531,153
Series 2011, 5.63%, 7/1/29, Continuously Callable @100 (a)	980,000	1,070,679
Series 2011, 5.63%, 7/1/33, Continuously Callable @100 (a)	245,000	265,595
		1,867,427
Missouri (6.4%):
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, 4.25%, 12/1/42, Continuously Callable @100 (b)	3,000,000	2,896,050
Kirkwood Industrial Development Authority, Retirement Community, Revenue Bonds, Series A, 5.25%, 5/15/50, Continuously Callable @100	2,000,000	2,124,360
		5,020,410
New Jersey (10.8%):
New Jersey Economic Development Authority Revenue Bonds, Provident Group — Montclair Properties LLC — Montclair State University Student Housing Project, 5.88%, 6/1/42, Pre-refunded 6/1/20 @100	2,000,000	2,157,580
New Jersey Economic Development Authority School Facilities Construction Bonds, Series 2015 WW, 5.25%, 6/15/32, Continuously Callable @100 (a)	1,000,000	1,110,410
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Revenue Bonds, Series A, 5.00%, 7/1/33, Continuously Callable @100	500,000	563,610

See notes to financial statements.

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.75%, 12/1/28, Continuously Callable @100	$935,000	$1,022,273
South Jersey Port Corp., Revenue Bonds, Series B, 5.00%, 1/1/48, Continuously Callable @100	1,500,000	1,615,530
Tobacco Settlement Fing Corp., Series 1A, 5.00%, 6/1/41, Continuously Callable @100	2,005,000	1,974,003
		8,443,406
New Mexico (1.4%):
Farmington Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico, San Juan Project, Series 2010 D, 5.90%, 6/1/40, Continuously Callable @100 (a)	1,000,000	1,081,790
New York (2.1%):
Port Authority of New York & New Jersey Special Project Bonds, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/1/36, Continuously Callable @100	1,500,000	1,653,600
North Dakota (1.9%):
City of Grand Forks North Dakota, 5.00%, 12/1/36, Continuously Callable @100	1,500,000	1,476,180
Ohio (1.9%):
Richfield Joint Recreation District General Obligation Recreational Facilities Improvement Bonds, Series 2015, 5.25%, 12/1/42, Continuously Callable @100	1,500,000	1,517,385
Oklahoma (2.5%):
Oklahoma Development Finance Authority Continuing Care Retirement Community Revenue Refunding Bonds, Inverness Village Community, Series 2012, 6.00%, 1/1/32, Continuously Callable @100	1,885,000	1,956,913
Oregon (0.7%):
Clackamas County Hospital Facility Authority Revenue, Series A, 5.00%, 11/15/52, Continuously Callable @102	500,000	530,040
Pennsylvania (3.9%):
Cumberland County Municipal Authority, Diakon Lutheran Social Ministries Project Revenue Bonds, Series 2009, 6.13%, 1/1/29, Continuously Callable @100	150,000	155,118
Dauphin County General Authority Health Systems System Revenue, 6.00%, 6/1/36, Continuously Callable @100	230,000	243,540
Northampton County General Purpose Authority Pennsylvania College Revenue Bonds, Moravian College Project, Series 2016, 5.00%, 10/1/40, Continuously Callable @100	635,000	701,599
Pennsylvania Turnpike Commission Turnpike Subordinate Revenue Bonds, Series A, 5.63%, 12/1/31, Pre-refunded 12/1/20 @100	335,000	372,413
Philadelphia School District, General Obligation Bonds, Series 2015A, 5.00%, 9/1/35, Continuously Callable @100	1,400,000	1,537,676
		3,010,346

See notes to financial statements.

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
South Carolina (2.2%):
Lancaster County, Walnut Creek Improvement District Assessment Refunding Revenue Bonds, Series 2016A-1, 5.00%, 12/1/37, Continuously Callable @100	$1,675,000	$1,744,077
South Dakota (1.3%):
Oglala Sioux Tribe, 5.00%, 10/1/22, Callable 2/5/18 @ 100	1,000,000	999,700
Tennessee (2.1%):
Johnson City Health & Educational Facilities Board, Hospital Refunding Revenue Bonds, Tennessee Mountain States Health Alliance, Series 2010A, 5.63%, 7/1/30, Continuously Callable @100	1,500,000	1,609,965
Texas (5.0%):
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds Series A, 5.00%, 4/1/42, Continuously Callable @100	1,500,000	1,639,755
Series B, 5.00%, 7/1/47, Continuously Callable @102	1,000,000	1,053,390
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, NTE Mobility Partners Segments 3 LLC — Segments 3A & 3B Facility, Series 2013, 7.00%, 12/31/38, Continuously Callable @100	1,000,000	1,183,960
		3,877,105
Utah (2.2%):
Utah Charter School Finance Authority Revenue Bonds, 5.00%, 4/15/37, Continuously Callable @100	500,000	561,055
Utah Charter School Finance Authority Revenue Bonds, Spectrum Academy, 6.00%, 4/15/45, Continuously Callable @100 (b)	1,080,000	1,138,741
		1,699,796
Vermont (1.4%):
Vermont Educational & Health Buildings Financing Agency Revenue Bonds, Champlain College Project, Series 2016A, 5.00%, 10/15/46, Continuously Callable @100	1,000,000	1,073,460
Virginia (1.4%):
Virginia Small Business Financing Authority, Revenue Bonds, 5.00%, 12/31/56, Continuously Callable @100	1,000,000	1,119,280
West Virginia (1.4%):
The Country Commission of Monongalia Country, WV Special District Excise Tax Revenue, Refunding and Improvement Bonds, Series 2017A, 5.75%, 6/1/43, Continuously Callable @100 (b)	1,000,000	1,055,570
Total Municipal Bonds (Cost $72,549,336)		76,353,944
Total Investments (Cost $72,549,336) — 98.1%		76,353,944
Other assets in excess of liabilities — 1.9%		1,515,581
NET ASSETS — 100.00%		$77,869,525

(a)  All or a portion of this security has been segregated as collateral for derivative instruments and/or securities purchased on a when-issued basis.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2017, the fair value of these securities was $5,090,361 and amounted to 6.5% of net assets.

AGM — Assured Guaranty Municipal Corporation

LLC — Limited Liability Company

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares or Principal Amount	Value
Common Stocks (0.0%) (a)
Health Care (0.0%): (a)
New Millennium Holdco, Inc. (b)	207,152	$24,237
Total Common Stock (Cost $899,152)		24,237
Convertible Corporate Bonds (0.9%)
Energy (0.9%):
Comstock Resources, Inc., 7.75%, 4/1/19, Callable 2/5/18 @ 100 (c) (d)	$6,508,893	6,097,010
Total Convertible Corporate Bond (Cost $4,532,221)		6,097,010
Senior Secured Loans (84.2%)
Acrisure LLC, 1st Lien Term Loan B, 5.65% (LIBOR02M+425bps), 11/22/23, Callable 2/4/18 @ 101 (d)	3,920,424	3,954,728
Admi Corp., Term Loan B, 5.19% (LIBOR03M+375bps), 4/30/22, Callable 2/4/18 @ 100 (d)	8,303,913	8,371,423
Advanced Disposal Services, Inc., 3.74% (LIBOR01W+225bps), 11/10/23, Callable 2/4/18 @ 101 (d)	8,422,128	8,437,204
Air Canada, Term Loan B, 3.74% (LIBOR03M+225bps), 9/21/23 (d)	6,766,000	6,796,988
Albertson's LLC, 1st Lien Term Loan B-5, 4.67% (LIBOR03M+3bps), 12/21/22, Callable 2/4/18 @ 100 (d)	6,912,893	6,766,754
Almonde, Inc., 4.98% (LIBOR03M+35bps), 6/16/24, Callable 2/4/18 @ 100 (d)	3,491,250	3,499,734
Alphabet Holding Co., Inc., 1st Lien Term Loan, 5.07% (LIBOR01M+35bps), 8/15/24, Callable 2/4/18 @ 101 (d)	5,586,000	5,397,473
Alphabet Holding Co., Inc., 2nd Lien Term Loan, 9.32% (LIBOR01M+775bps), 8/15/25, Callable 2/4/18 @ 102 (d)	4,200,000	3,906,000
American Renal Holdings, Inc., 4.82% (LIBOR01M+325bps), 6/15/24, Callable 2/4/18 @ 100 (d)	7,164,000	7,086,414
AmWINS Group, Inc., 4.28% (LIBOR01M+275bps), 1/25/24, Callable 2/4/18 @ 100 (d)	7,920,000	7,942,018
Apex Tool Group LLC, Term Loan B, 4.82% (LIBOR01M+325bps), 2/1/20, Callable 2/4/18 @ 100 (d)	7,277,980	7,252,216
Arch Coal, Inc., 4.82% (LIBOR01M+325bps), 3/7/24, Callable 2/4/18 @ 101 (d)	3,970,000	3,995,805
ASP AMC Merger Sub, Inc., 5.19% (LIBOR03M+35bps), 4/13/24 (d)	6,900,639	6,885,526
Avantor, Inc., 1st Lien Term Loan, 5.51% (LIBOR01M+4bps), 9/22/24, Callable 2/4/18 @ 101 (d)	4,000,000	4,016,680
Avaya, Inc., 1st Lien Term Loan B-Exit, 6.23% (LIBOR01M+475bps), 11/9/24, Callable 2/4/18 @ 101 (d)	7,500,000	7,371,900
Bass Pro Group LLC, Term Loan B, 6.57% (LIBOR03M+5bps), 12/16/23, Callable 2/4/18 @ 101 (d)	7,427,500	7,399,647
BJ's Wholesale Club, Inc., 4.95% (LIBOR03M+35bps), 2/3/24, Callable 2/4/18 @ 100 (d)	8,955,000	8,803,929
BJ's Wholesale Club, Inc., 8.95% (LIBOR02M+75bps), 1/27/25, Callable 2/3/18 @ 101 (d)	6,810,000	6,631,238
Blount International, Inc., 1st Lien Term Loan B, 5.61% (LIBOR01M+425bps), 4/12/23, Callable 2/4/18 @ 101 (d)	9,000,000	9,098,459

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Boyd Gaming Corp., 3.98% (LIBOR01W+25bps), 9/15/23, Callable 2/4/18 @ 100 (d)	$5,558,636	$5,586,429
Brand Energy & Infrastructure Services, Inc., 1st Lien Term Loan, 5.61% (LIBOR03M+425bps), 6/21/24, Callable 2/4/18 @ 101 (d)	8,955,000	8,984,104
BRP, Inc., Term Loan B, 3.93% (LIBOR02M+25bps), 6/30/23, Callable 2/4/18 @ 101 (d)	7,789,798	7,817,374
Builders FirstSource, Inc., 4.69% (LIBOR03M+3bps), 2/29/24, Callable 2/4/18 @ 100 (d)	7,715,833	7,741,141
Casa Systems, Inc., 5.69% (LIBOR03M+4bps), 12/15/23 (d)	8,910,000	8,954,550
Change Healthcare LLC, 4.32% (LIBOR01M+275bps), 3/1/24, Callable 2/4/18 @ 100 (d)	7,940,000	7,950,957
Chassx, Inc., 7.06% (LIBOR06M+55bps), 11/10/23 (d)	5,000,000	5,000,000
Chesapeake Energy Corp., 8.95% (LIBOR03M+75bps), 8/23/21, Callable 8/23/18 @ 104.25 (d)	10,500,000	11,161,499
CIBT Solutions, Inc., 1st Lien Term Loan, 5.44% (LIBOR03M+375bps), 6/1/24, Callable 2/4/18 @ 101 (d)	5,970,000	5,984,925
Cole-Parmer, 4.84% (LIBOR03M+35bps), 3/21/24 (d)	6,947,513	6,999,620
Columbus McKinnon, 4.69% (LIBOR03M+3bps), 1/20/24 (d)	4,387,219	4,414,639
Concentra, Inc., Term Loan B, 4.49% (LIBOR03M+3bps), 6/1/22, Callable 2/4/18 @ 100 (d)	4,782,656	4,804,560
Concentra, Inc., Term Loan B, 4.49% (Prime+2bps), 6/1/22, Callable 2/4/18 @ 100 (d)	1,351	1,357
Dayco Products LLC, 6.48% (LIBOR03M+5bps), 5/19/24, Callable 2/4/18 @ 101 (d)	7,960,000	8,019,700
Dole Food Co., Inc., 4.24% (LIBOR01M+275bps), 3/24/24 (d)	6,063,158	6,074,132
Dole Food Co., Inc., 4.24% (Prime+175bps), 3/24/24 (d)	842	844
Dole Food Co., Inc., 4.24% (LIBOR03M+275bps), 3/24/24 (d)	256,000	256,463
DTI Holdco, Inc., 2016 Term Loan B, 6.63% (LIBOR03M+525bps), 9/30/23, Callable 2/4/18 @ 100 (d)	5,366,414	5,346,290
Eldorado Resorts, Inc., 3.77% (LIBOR01M+225bps), 3/16/24, Callable 2/4/18 @ 100 (d)	6,268,362	6,268,362
Engineered Machinery Holdings, Inc., 2nd Lien Term Loan, 8.56% (LIBOR02M+725bps), 7/19/25, Callable 2/4/18 @ 102 (d)	4,021,277	4,026,303
Engineered Machinery Holdings, Inc., 2nd Lien Term Loan DD, 8.58% (LIBOR03M+725bps), 7/19/25, Callable 2/4/18 @ 102 (d) (e)	478,723	479,322
First Data Corp., 1st Lien Term Loan, 3.80% (LIBOR01M+225bps), 7/10/22, Callable 2/4/18 @ 100 (d)	6,476,653	6,480,215
Gates Global LLC, 1st Lien Term Loan B2, 4.69% (LIBOR03M+3bps), 3/31/24, Callable 2/4/18 @ 101 (d)	7,582,728	7,619,581
Genoa A Qol Healthcare Co. LLC, 1st Lien Term Loan, 4.82% (LIBOR01M+325bps), 10/28/23, Callable 2/4/18 @ 101 (d)	5,925,225	5,957,340
Genoa Healthcare Co. LLC, 9.57% (LIBOR01M+8bps), 10/28/24, Callable 2/4/18 @ 101 (d)	3,000,000	3,045,000
Golden Nugget, Inc., 1st Lien Term Loan, 4.77% (LIBOR02M+325bps), 10/4/23, Callable 2/4/18 @ 100 (d)	10,039,544	10,108,617
Greenway Health LLC, 5.94% (LIBOR03M+425bps), 2/16/24, Callable 2/4/18 @ 100 (d)	5,970,000	5,984,925
Gulf Finance LLC, 1st Lien Term Loan B, 6.95% (LIBOR03M+525bps), 8/25/23, Callable 2/4/18 @ 100 (d)	10,709,211	9,589,242

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Hertz Corp., Term Loan B1, 4.32% (LIBOR01M+275bps), 6/30/23, Callable 2/4/18 @ 100 (d)	$7,899,535	$7,879,786
Hub International, Ltd., 1st Lien Term Loan B, 4.41% (LIBOR03M+3bps), 10/2/20, Callable 2/4/18 @ 100 (d)	8,094,656	8,127,925
Infor(US), Inc., 1st Lien Term Loan B6, 4.44% (LIBOR03M+275bps), 2/1/22, Callable 2/4/18 @ 100 (d)	8,655,891	8,682,984
Intelsat Jackson Holdings SA, 1st Lien Term Loan B3, 5.21% (LIBOR03M+375bps), 6/30/19, Callable 2/4/18 @ 101 (d)	10,000,000	9,782,100
KIK Custom Products, Inc., Term Loan B, 6.17% (LIBOR03M+45bps), 8/26/22, Callable 2/4/18 @ 100 (d)	7,814,178	7,861,063
Kindred Healthcare, Inc., Term Loan B, 4.88% (LIBOR03M+35bps), 4/9/21, Callable 2/4/18 @ 100 (d)	7,412,600	7,431,131
LBM Borrower LLC, 1st Lien Term Loan, 5.92% (LIBOR02M+45bps), 8/20/22, Callable 2/4/18 @ 101 (d)	7,949,673	8,039,106
Leslie's Poolmart, Inc., Term Loan B, 5.37% (LIBOR02M+375bps), 8/16/23, Callable 2/4/18 @ 100 (d)	6,912,544	6,887,866
Monitronics International, Inc., Term Loan B2, 7.19% (LIBOR03M+55bps), 9/30/22, Callable 2/4/18 @ 101 (d)	5,184,375	5,132,531
Navicure, Inc., 1st Lien Term Loan, 5.11% (LIBOR01M+375bps), 11/1/24, Callable 2/4/18 @ 101 (d)	4,000,000	3,990,000
Navicure, Inc., 2nd Lien Term Loan, 8.86% (LIBOR01M+75bps), 11/1/25, Callable 2/4/18 @ 102 (d)	2,500,000	2,506,250
Navistar, Inc., 1st Lien Term Loan B, 4.90% (LIBOR01M+35bps), 11/2/24, Callable 2/4/18 @ 101 (d)	7,500,000	7,521,075
nThrive, Inc., Term Loan B, 6.07% (LIBOR01M+45bps), 10/20/22, Callable 2/4/18 @ 100 (d)	9,850,000	9,862,313
Ortho-Clinical Diagnostics, Inc., Term Loan B, 5.24% (LIBOR03M+375bps), 6/30/21, Callable 2/4/18 @ 100 (d)	6,875,318	6,885,837
Packaging Coordinators Midco, Inc., 2nd Lien Term Loan, 10.32% (LIBOR01M+875bps), 7/1/24, Callable 2/4/18 @ 101 (d)	6,800,000	6,766,000
PAREXEL International Corp., 1st Lien Term Loan B, 4.57% (LIBOR01M+3bps), 9/29/24, Callable 2/4/18 @ 101 (d)	8,179,500	8,211,891
Peabody Energy, 5.07% (LIBOR01M+35bps), 3/31/22, Callable 2/4/18 @ 101 (d)	5,164,279	5,230,434
PetSmart, Inc., 4.57% (LIBOR01M+3bps), 3/10/22, Callable 2/4/18 @ 100 (d)	8,196,745	6,534,363
PharMerica Corp., 1st Lien Term Loan B, 4.90% (LIBOR01M+35bps), 9/26/24 (d)	3,000,000	3,013,500
PharMerica Corp., 2nd Lien Term Loan B, 9.15% (LIBOR01M+775bps), 9/26/25 (d)	2,000,000	2,002,500
Prospect Medical Holdings, Inc., Term Loan B, 7.49% (LIBOR03M+6bps), 6/30/22, Callable 2/4/18 @ 100 (d)	7,855,063	7,933,614
Radiate Holdco LLC, 4.57% (LIBOR01M+3bps), 2/1/24, Callable 2/1/18 @ 100 (d)	7,940,000	7,873,383
RBS Global, Inc., 3.80% (LIBOR01M+225bps), 8/21/23 (d)	4,810,336	4,828,375
Reynolds Group Holdings, Inc., 1st Lien Term Loan B, 4.32% (LIBOR01M+275bps), 2/5/23, Callable 2/4/18 @ 100 (d)	9,125,760	9,163,632
Robertshaw Holding Corp., 1st Lien Term Loan, 6.13% (LIBOR02M+45bps), 8/4/24, Callable 2/4/18 @ 101 (d)	6,483,750	6,526,997

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Robertshaw Holdings Corp., 2nd Lien Term Loan, 10.50% (LIBOR01M+9bps), 2/4/25, Callable 2/4/18 @ 102 (d)	$3,600,000	$3,575,988
Sally Holdings LLC, 4.12% (LIBOR01M+25bps), 6/23/24 (d)	2,992,500	2,985,019
Scientific Games International, Inc., 1st Lien Term Loan B4, 4.70% (LIBOR02M+325bps), 8/14/24, Callable 2/4/18 @ 101 (d)	2,493,750	2,512,453
Select Medical Corp., 4.86% (LIBOR03M+35bps), 2/13/24, Callable 2/4/18 @ 101 (d)	8,436,250	8,510,067
StandardAero Aviation Holdings, Inc. 1st Lien Term Loan, 5.32% (LIBOR01M+375bps), 7/7/22, Callable 2/4/18 @ 100 (d)	7,820,000	7,872,159
Station Casinos LLC, Term Loan B, 4.06% (LIBOR01M+25bps), 6/8/23, Callable 2/4/18 @ 100 (d)	7,748,736	7,757,647
Sterigenics-Nordion Holdings LLC, 4.35% (LIBOR01M+3bps), 5/15/22 (d)	12,902,500	12,891,791
Tecomet, Inc., 1st Lien Term Loan B, 4.89% (LIBOR03M+35bps), 4/18/24, Callable 2/4/18 @ 101 (d)	6,965,000	7,025,944
Telesat Canada, 4.32% (LIBOR02M+3bps), 11/17/23, Callable 2/1/18 @ 100 (d)	10,835,344	10,865,858
Ti Group Automotive Systems LLC, Term Loan B, 4.32% (LIBOR01M+275bps), 6/30/22, Callable 2/4/18 @ 100 (d)	4,009,248	4,027,610
TKC Holdings, Inc., 2nd Lien Term Loan, 9.42% (LIBOR02M+8bps), 2/1/24, Callable 2/4/18 @ 101 (d)	9,100,000	9,122,750
Tribune Media Co., 1st Lien Term C, 4.57% (LIBOR01M+3bps), 1/27/24, Callable 2/4/18 @ 100 (d)	8,055,144	8,060,219
Tribune Media Co., Term Loan B, 4.57% (LIBOR01M+3bps), 12/27/20, Callable 2/4/18 @ 100 (d)	646,287	646,558
Uniti Group, Inc. 1st Lien Term Loan B, 4.57% (LIBOR01M+3bps), 10/24/22, Callable 2/4/18 @ 100 (d)	10,638,585	10,266,235
Univision Communications, 1st Lien Term Loan C5, 4.32% (LIBOR01M+275bps), 3/15/24, Callable 2/4/18 @ 100 (d)	9,830,400	9,792,159
USI, Inc., 1st Lien Term Loan B, 4.69% (LIBOR03M+3bps), 5/16/24, Callable 2/4/18 @ 101 (d)	8,977,500	8,958,826
Xperi Corp., 4.82% (LIBOR01M+325bps), 12/2/23, Callable 2/4/18 @ 100 (d)	9,306,000	9,355,416
Total Senior Secured Loans (Cost $580,778,667)		581,172,982
Corporate Bonds (12.7%)
Consumer Discretionary (2.1%):
Golden Nugget, Inc., 8.75%, 10/1/25, Callable 10/1/20 @ 104.38 (f)	5,000,000	5,241,900
PetSmart, Inc., 5.88%, 6/1/25, Callable 6/1/20 @ 102.94 (f)	1,000,000	762,350
Ti Group Automotive Systems LLC, 8.75%, 7/15/23, Callable 7/15/18 @ 104.38 (c) (f)	3,401,000	3,647,675
Universal Hospital Services, Inc., 7.63%, 8/15/20, Callable 2/5/18 @ 101.91 (c)	5,000,000	5,005,600
		14,657,525
Consumer Staples (0.5%):
Dole Food Co., Inc., 7.25%, 6/15/25, Callable 6/15/20 @ 103.63 (f)	3,000,000	3,245,610
Energy (1.1%):
Noble Holding International, Ltd., 7.75%, 1/15/24, Callable 10/15/23 @ 100	5,500,000	4,727,305

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Whiting Petroleum Corp., 5.75%, 3/15/21, Callable 12/15/20 @ 100	$3,000,000	$3,089,070
		7,816,375
Financials (1.0%):
ASP AMC Merger Sub, Inc., 8.00%, 5/15/25, Callable 5/15/20 @ 104 (c) (f)	7,500,000	7,218,225
Health Care (4.0%):
Avantor, Inc., 9.00%, 10/1/25, Callable 10/1/20 @ 106.75 (f)	5,000,000	4,956,250
Kindred Healthcare, Inc., 8.75%, 1/15/23, Callable 2/5/18 @ 106.56	3,000,000	3,201,090
Ortho-Clinical Diagnostics, Inc., 6.63%, 5/15/22, Callable 2/5/18 @ 103.31 (c) (f)	6,000,000	6,035,880
Polaris Intermediate Corp., 8.50%, 12/1/22, Callable 6/1/19 @ 104 (f)	4,000,000	4,141,520
Quorum Health Corp., 11.63%, 4/15/23, Callable 4/15/19 @ 108.72	4,500,000	4,427,370
Valeant Pharmaceuticals International, Inc., 5.88%, 5/15/23, Callable 5/15/18 @ 102.94 (c) (f)	5,000,000	4,647,000
		27,409,110
Telecommunication Services (4.0%):
Intelsat Jackson Holdings SA, 8.00%, 2/15/24, Callable 2/15/19 @ 104 (c) (f)	5,000,000	5,269,450
Sprint Corp. 7.88%, 9/15/23 (c)	10,000,000	10,639,600
7.63%, 2/15/25, Callable 11/15/24 @ 100 (c)	5,000,000	5,225,250
Windstream Corp., 6.38%, 8/1/23, Callable 2/5/18 @ 103.19	7,000,000	4,297,860
Windstream Services LLC/Windstream Finance Corp., 8.75%, 12/15/24, Callable 12/15/22 @ 102.5 (f)	3,255,000	2,274,366
		27,706,526
Total Corporate Bonds (Cost $87,956,074)		88,053,371
Total Investments (Cost $674,166,114) — 97.8%		675,347,600
Other assets in excess of liabilities — 2.2%		15,308,847
NET ASSETS — 100.00%		$690,656,447

(a)  Amount represents less than 0.05% of net assets.

(b)  Non-income producing security.

(c)  All or a portion of this security has been segregated as collateral for derivative instruments and/or securities purchased on a when-issued basis.

(d)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2017.

(e)  Security purchased on a when-issued basis.

(f)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2017, the fair value of these securities was $47,440,226 and amounted to 6.9% of net assets.

LIBOR — London Interbank Offered Rate

LIBOR01W — 1 Week US Dollar LIBOR

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

LIBOR02M — 2 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

LLC — Limited Liability Company

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Principal Amount	Value
Asset Backed Securities (5.7%)
Capital Automotive REIT, Series: 2016-1A, Class A, 4.55%, 2/15/46 (a) (b)	$974,725	$1,000,153
Fairway Outdoor Funding LLC, Series: 2012-1A, Class A2, 4.21%, 10/15/42, Callable 10/15/18 @ 100 (a) (b)	426,506	431,701
Focus Brands Funding LLC, Series: 2017-1A, Class A2I, 3.86%, 4/30/47, Callable 10/30/24 @ 100 (a) (b)	995,000	1,005,868
Verizon Owner Trust, Series: 17-3A, Class B, 2.38%, 4/20/22, Callable 12/20/20 @ 100 (a) (b)	500,000	496,652
Verizon Owner Trust, Series: 17-3A, Class A1A, 2.06%, 4/20/22, Callable 12/20/20 @ 100 (b)	500,000	497,394
Total Asset Backed Securities (Cost $3,446,819)		3,431,768
Residential Mortgage Backed Securities (2.6%)
Bank of America Funding Corp., Series 04-2, Class 1CB1, 5.75%, 9/20/34, Callable 8/20/24 @ 100 (a)	115,032	120,280
Bear Stearns Alt-A Trust, Series 03-3, Class 2A, 3.52%, 10/25/33, Callable 1/25/18 @ 100 (a) (c)	221,973	221,973
Countrywide Home Loans, Inc., Series 04-5, Class 2A9, 5.25%, 5/25/34, Callable 1/25/18 @ 100 (a)	146,843	146,843
Credit Suisse First Boston Mortgage Securities Corp., Series 03-8, Class 2A1, 5.00%, 4/25/18, Callable 1/25/18 @ 100 (a)	77	77
Duetsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 07-AR3, Class 2A2B, 1.79% (US0001M+24bps), 6/25/37, Callable 5/25/20 @ 100 (a) (c)	217,651	204,484
GSR Mortgage Loan Trust, Series 04-15F, Class 5A1, 5.50%, 1/25/20, Callable 5/25/21 @ 100 (a)	15,252	15,584
JPMorgan Mortgage Trust, Series 05-A1, Class 6T1, 3.66%, 2/25/35, Callable 1/25/18 @ 100 (a) (c)	50,805	51,495
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3, 4.75%, 11/25/19, Callable 1/25/20 @ 100 (a)	15,739	15,943
Morgan Stanley Mortgage Loan Trust, Series 04-1, Class 1A9, 4.50%, 11/25/18, Callable 3/25/18 @ 100 (a)	1,355	1,359
Prime Mortgage Trust, Series 04-2, Class A2, 4.75%, 11/25/19, Callable 1/25/18 @ 100 (a)	13,515	13,515
Residential Funding Mortgage Securities I, Inc., Series 2005-S3, Class A1, 4.75%, 3/25/20, Callable 1/25/18 @ 100 (a)	10,154	10,154
Structured Asset Securities Corp., Series 2004-21XS, Class 2A6A, 5.24%, 12/25/34, Callable 1/25/18 @ 100 (a) (c)	380	380
Structured Asset Securities Corp., Series 2004-20, Class 7A1, 5.25%, 11/25/34, Callable 1/25/18 @ 100 (a)	64,236	64,236
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Y, Class 3A1, 3.74%, 11/25/34, Callable 1/25/18 @ 100 (a) (c)	179,150	179,150
Wells Fargo Mortgage Backed Securities Trust, Series 2005-2, Class 2A1, 4.75%, 4/25/20, Callable 1/25/18 @ 100 (a)	13,981	13,981
Wells Fargo Mortgage Backed Securities Trust, Series 05-6, Class A4, 5.50%, 8/25/35, Callable 1/25/18 @ 100 (a)	56,164	56,164
Wells Fargo Mortgage Backed Securities Trust, Series 04-R, Class 2A1, 3.62%, 9/25/34, Callable 1/25/18 @ 100 (a) (c)	99,646	99,646

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Wells Fargo Mortgage Backed Securities Trust, Series 04-O, Class A1, 3.55%, 8/25/34, Callable 1/25/18 @ 100 (a) (c)	$100,681	$100,681
Wells Fargo Mortgage Backed Securities Trust, Series 04-EE, Class 2A1, 3.42%, 12/25/34, Callable 1/25/18 @ 100 (a) (c)	131,722	131,722
Wells Fargo Mortgage Backed Securities Trust, Series 04-W, Class A9, 3.71%, 11/25/34, Callable 1/25/18 @ 100 (a) (c)	112,066	112,066
Total Residential Mortgage Backed Securities (Cost $1,545,440)		1,559,733
Senior Secured Loans (25.0%)
American Renal Holdings, Inc., 4.82% (LIBOR01M+325bps), 6/15/24, Callable 2/4/18 @ 100 (c)	1,791,000	1,771,603
Bass Pro Group LLC, Term Loan B, 6.57% (LIBOR03M+5bps), 12/16/23, Callable 2/4/18 @ 101 (c)	1,995,000	1,987,520
BJ's Wholesale Club, Inc., 8.95% (LIBOR02M+75bps), 1/27/25, Callable 2/3/18 @ 101 (c)	1,700,000	1,655,375
Brand Energy & Infrastructure Services, Inc., 1st Lien Term Loan, 5.61% (LIBOR03M+425bps), 6/21/24, Callable 2/4/18 @ 101 (c)	1,990,000	1,996,468
Chesapeake Energy Corp., 8.95% (LIBOR03M+75bps), 8/23/21, Callable 8/23/18 @ 104.25 (c)	2,000,000	2,126,000
PAREXEL International Corp., 1st Lien Term Loan B, 4.57% (LIBOR01M+3bps), 9/29/24, Callable 2/4/18 @ 101 (c)	1,995,000	2,002,900
PetSmart, Inc., 4.57% (LIBOR01M+3bps), 3/10/22, Callable 2/4/18 @ 100 (c)	1,989,796	1,586,245
Windstream Services LLC, 1st Lien Term Loan, 4.75% (LIBOR01M+325bps), 2/8/24, Callable 2/4/18 @ 100 (c)	1,994,875	1,791,238
Total Senior Secured Loans (Cost $15,136,166)		14,917,349
Corporate Bonds (56.8%)
Consumer Discretionary (9.5%):
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25, Callable 6/15/20 @ 102.88 (a) (d)	1,000,000	990,220
Beazer Homes USA, Inc., 5.88%, 10/15/27, Callable 10/15/22 @ 102.94 (b)	1,000,000	1,003,700
Cablevision Systems Corp., 5.88%, 9/15/22	1,000,000	977,760
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.38%, 5/1/47, Callable 11/1/46 @ 100	1,500,000	1,547,144
Scientific Games International, Inc., 10.00%, 12/1/22, Callable 12/1/18 @ 105 (a)	1,000,000	1,097,560
		5,616,384
Consumer Staples (1.7%):
Cott Holdings, Inc., 5.50%, 4/1/25, Callable 4/1/20 @ 104.13 (a) (b)	1,000,000	1,026,030
Energy (14.1%):
Cenovus Energy, Inc., 4.25%, 4/15/27, Callable 1/15/27 @ 100	2,000,000	1,993,800
Ensco PLC, 5.75%, 10/1/44, Callable 4/1/44 @ 100 (a)	425,000	292,188
MPLX LP, 4.50%, 7/15/23, Callable 4/15/23 @ 100 (a)	1,000,000	1,056,350
Petroleos Mexicanos 5.50%, 2/4/19 (a)	1,000,000	1,032,130
3.50%, 1/30/23 (a)	1,200,000	1,176,216
Sabine Pass Liquefaction LLC, 5.00%, 3/15/27, Callable 9/15/26 @ 100 (a)	2,000,000	2,138,160

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Principal Amount	Value
Transocean, Inc., 6.80%, 3/15/38 (a) (d)	$1,000,000	$801,250
		8,490,094
Financials (5.4%):
ASP AMC Merger Sub, Inc., 8.00%, 5/15/25, Callable 5/15/20 @ 104 (a) (b)	1,000,000	962,430
Goldman Sachs Group, Inc., 4.25%, 10/21/25 (a)	2,200,000	2,298,164
		3,260,594
Health Care (7.6%):
Becton Dickinson and Co. 3.36%, 6/6/24, Callable 4/6/24 @ 100 (a)	1,400,000	1,403,780
4.69%, 12/15/44, Callable 6/15/44 @ 100 (a)	1,000,000	1,095,990
Kindred Healthcare, Inc., 8.00%, 1/15/20 (a)	1,000,000	1,073,360
Valeant Pharmaceuticals International, Inc., 5.88%, 5/15/23, Callable 5/15/18 @ 102.94 (a) (b)	1,000,000	929,400
		4,502,530
Industrials (4.2%):
Hertz Corp., 7.63%, 6/1/22, Callable 6/1/19 @ 103.81 (a) (b) (d)	1,000,000	1,053,360
Navistar International Corp., 6.63%, 11/1/25, Callable 11/1/20 @ 103.31 (a) (b)	380,000	396,416
TransDigm, Inc., 6.00%, 7/15/22, Callable 2/5/18 @ 104.5 (a)	1,000,000	1,020,390
		2,470,166
Information Technology (3.7%):
Dell International LLC/EMC Corp., 6.02%, 6/15/26, Callable 3/15/26 @ 100 (a) (b)	2,000,000	2,204,140
Materials (3.7%):
Lyondellbasell Industries NV, 5.00%, 4/15/19, Callable 1/15/19 @ 100 (a)	90,000	92,380
Vale Overseas Ltd., 4.38%, 1/11/22 (a)	2,000,000	2,071,040
		2,163,420
Telecommunication Services (6.9%):
AT&T, Inc., 5.15%, 11/15/46, Callable 5/15/46 @ 100 (b)	1,911,000	1,949,257
Intelsat Jackson Holdings SA, 8.00%, 2/15/24, Callable 2/15/19 @ 104 (a) (b) (d)	1,000,000	1,053,890
Telesat Canada/Telesat LLC, 8.88%, 11/15/24, Callable 11/15/19 @ 106.66 (a) (b)	1,000,000	1,116,390
		4,119,537
Total Corporate Bonds (Cost $33,427,514)		33,852,895
Municipal Bonds (2.0%)
California (2.0%):
University of California Revenue Bonds, 5.00%, 5/15/37, Continuously Callable @100	1,000,000	1,204,140
Total Municipal Bond (Cost $1,188,675)		1,204,140

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares or Principal Amount	Value
U.S. Government Mortgage Backed Agencies (0.2%)
Federal National Mortgage Association 3.50%, 7/1/43 (a)	$112,594	$116,221
Total U.S. Government Mortgage Backed Agencies (Cost $115,352)		116,221
U.S. Treasury Obligations (1.4%)
U.S. Treasury Bonds, 3.00%, 5/15/47	790,000	830,731
Total U.S. Treasury Obligations (Cost $805,331)		830,731
Exchange-Traded Funds (1.9%)
iShares iBoxx $ High Yield Corporate Bond ETF (a)	10,000	1,161,000
Total Exchange-Traded Funds (Cost $1,149,900)		1,161,000
Collateral for Securities Loaned (4.2%)
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (e)	807,886	807,886
Fidelity Investments Prime Money Market Portfolio, Class I, 1.43% (e)	929,206	929,206
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (e)	774,255	774,255
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (e)	15,486	15,486
Total Collateral for Securities Loaned (Cost $2,526,833)		2,526,833
Total Investments (Cost $59,342,030) — 99.8%		59,600,670
Other assets in excess of liabilities — 0.2%		135,242
NET ASSETS — 100.00%		$59,735,912

(a)  All or a portion of this security has been segregated as collateral for derivative instruments and/or securities purchased on a when-issued basis.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2017, the fair value of these securities was $15,126,782 and amounted to 25.3% of net assets.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2017.

(d)  All or a portion of this security is on loan.

(e)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

ETF — Exchange-Traded Fund

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

LIBOR02M — 2 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2017

PLC — Public Limited Company

REIT — Real Estate Investment Trust

US0001M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2017, based on the last reset date of the security

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Future	39	3/29/18	$8,374,958	$8,350,266	$(24,692)
30-Year U.S. Treasury Bond Future	24	3/20/18	3,643,183	3,672,000	28,817
5-Year U.S. Treasury Note Future	39	3/30/18	4,526,868	4,530,398	3,530
Ultra Long Term U.S. Treasury Bond Future	5	3/20/18	824,198	838,281	14,083
					$21,738

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Depreciation
10-Year U.S. Treasury Note Future	21	3/20/18	$2,598,682	$2,604,984	$(6,302)
Total unrealized appreciation					$46,430
Total unrealized depreciation					(30,994)
Total net unrealized appreciation (depreciation)					$15,436

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities December 31, 2017
	Victory INCORE Investment Quality Bond Fund	Victory INCORE Low Duration Bond Fund	Victory High Yield Fund
ASSETS:
Investments, at value (Cost $44,206,090, $479,736,637 and $70,195,828)	$44,215,373 (a)	$477,759,532 (b)	$70,877,701 (c)
Cash and cash equivalents	238,772	25,556,603	4,239,598
Deposits with brokers for futures contracts	427,140	1,128,324	—
Deposit with brokers for centrally cleared swap agreements	442,182	4,401,203	—
Interest and dividends receivable	297,041	2,837,441	918,151
Receivable for capital shares issued	75,936	371,039	6,616
Receivable for investments sold	523,628	7,511,745	7,817
Variation margin receivable on open futures contracts	7,406	36,813	—
Variation margin receivable on centrally cleared swap agreements	2,167	43,456	—
Receivable from Adviser	10,714	—	2,546
Prepaid expenses	36,341	120,198	30,436
Total Assets	46,276,700	519,766,354	76,082,865
LIABILITIES:
Securities lending collateral	213,923	111,501	6,117,264
Distributions payable	4,298	349,834	189,630
Payable for investments purchased	—	10,956,172	990,000
Payable for capital shares redeemed	209,223	2,379,741	110,462
Payable to Adviser	—	31,023	—
Variation margin payable on open futures contracts	—	9,375	—
Accrued expenses and other payables:
Investment advisory fees	20,128	193,770	34,946
Administration fees	1,838	25,077	2,772
Custodian fees	1,118	6,475	2,923
Transfer agent fees	11,218	94,455	8,285
Chief Compliance Officer fees	49	554	74
Trustees' fees	118	1,259	159
12b-1 fees	7,257	52,020	16,349
Other accrued expenses	14,325	49,613	15,871
Total Liabilities	483,495	14,260,869	7,488,735
NET ASSETS:
Capital	45,737,149	535,305,078	76,713,234
Accumulated net investment income (loss)	117,775	744,624	52,297
Accumulated net realized gains (losses) from investments	(73,232)	(28,606,327)	(8,853,274)
Net unrealized appreciation (depreciation) on investments	11,513	(1,937,890)	681,873
Net Assets	$45,793,205	$505,505,485	$68,594,130
Net Assets
Class A Shares	$31,305,919	$149,287,204	$21,881,545
Class C Shares	6,126,965	82,846,593	22,282,939
Class R Shares	3,939,626	2,078,149	19,216,535
Class Y Shares	4,420,695	271,293,539	5,213,111
Total	$45,793,205	$505,505,485	$68,594,130
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	3,264,238	14,939,015	3,329,881
Class C Shares	639,360	8,296,124	3,383,998
Class R Shares	409,818	208,049	2,916,696
Class Y Shares	461,408	27,141,820	797,144
Total	4,774,824	50,585,008	10,427,719
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$9.59	$9.99	$6.57
Class C Shares (d)	$9.58	$9.99	$6.58
Class R Shares	$9.61	$9.99	$6.59
Class Y Shares	$9.58	$10.00	$6.54
Maximum Sales Charge — Class A Shares	2.00%	2.00%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$9.79	$10.19	$6.70

(a)  Includes $205,625 of securities on loan.

(b)  Includes $107,657 of securities on loan.

(c)  Includes $5,909,453 of securities on loan.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities December 31, 2017
	Victory Tax-Exempt Fund	Victory High Income Municipal Bond Fund	Victory Floating Rate Fund
ASSETS:
Investments, at value (Cost $86,984,486, $72,549,336 and $674,166,114)	$91,579,828	$76,353,944	$675,347,600
Cash and cash equivalents	550	—	5,290,670
Interest and dividends receivable	912,224	1,689,577	5,843,730
Receivable for capital shares issued	63,455	11,760	859,348
Receivable for investments sold	—	—	11,163,532
Receivable from Adviser	6,639	19,717	84,395
Prepaid expenses	42,907	43,779	165,785
Total Assets	92,605,603	78,118,777	698,755,060
LIABILITIES:
Distributions payable	26,657	24,863	427,435
Payable for interfund lending	342,000	—	—
Payable for investments purchased	—	—	426,727
Payable for capital shares redeemed	632,916	146,992	6,389,503
Accrued expenses and other payables:
Investment advisory fees	39,432	33,350	390,886
Administration fees	4,614	3,629	34,217
Custodian fees	844	738	59,346
Transfer agent fees	16,203	11,121	133,920
Chief Compliance Officer fees	99	87	771
Trustees' fees	223	189	1,754
12b-1 fees	15,886	13,838	134,254
Other accrued expenses	16,848	14,445	99,800
Total Liabilities	1,095,722	249,252	8,098,613
NET ASSETS:
Capital	86,350,020	75,024,745	853,933,623
Accumulated net investment income (loss)	20,368	127,982	246,623
Accumulated net realized gains (losses) from investments	544,151	(1,087,810)	(164,705,285)
Net unrealized appreciation (depreciation) on investments	4,595,342	3,804,608	1,181,486
Net Assets	$91,509,881	$77,869,525	$690,656,447
Net Assets
Class A Shares	$37,569,627	$25,830,976	$148,059,989
Class C Shares	26,520,109	25,174,762	265,485,872
Class R Shares	—	—	915,599
Class Y Shares	27,420,145	26,863,787	276,194,987
Total	$91,509,881	$77,869,525	$690,656,447
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	3,792,201	2,394,747	15,418,466
Class C Shares	2,677,823	2,333,992	27,629,225
Class R Shares	—	—	95,357
Class Y Shares	2,769,101	2,490,080	28,741,778
Total	9,239,125	7,218,819	71,884,826
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$9.91	$10.79	$9.60
Class C Shares (a)	$9.90	$10.79	$9.61
Class R Shares	$—	$—	$9.60
Class Y Shares	$9.90	$10.79	$9.61
Maximum Sales Charge — Class A Shares	2.00%	2.00%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$10.11	$11.01	$9.80

(a)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statement of Assets and Liabilities December 31, 2017
Victory Strategic Income Fund
ASSETS:
Investments, at value (Cost $59,342,030)	$59,600,670 (a)
Cash and cash equivalents	2,192,995
Deposits with brokers for futures contracts	107,904
Interest and dividends receivable	526,174
Receivable for capital shares issued	2,396
Receivable for investments sold	10,000
Variation margin receivable on open futures contracts	15,031
Receivable from Adviser	13,682
Prepaid expenses	40,462
Total Assets	62,509,314
LIABILITIES:
Securities lending collateral	2,526,833
Distributions payable	127,197
Payable for capital shares redeemed	46,231
Variation margin payable on open futures contracts	4,266
Accrued expenses and other payables:
Investment advisory fees	30,376
Administration fees	2,397
Custodian fees	3,260
Transfer agent fees	7,287
Chief Compliance Officer fees	62
Trustees' fees	134
12b-1 fees	9,498
Other accrued expenses	15,861
Total Liabilities	2,773,402
NET ASSETS:
Capital	60,003,665
Accumulated net investment income (loss)	(105,807)
Accumulated net realized (losses) from investments	(436,022)
Net unrealized appreciation (depreciation) on investments	274,076
Net Assets	$59,735,912
Net Assets
Class A Shares	$34,957,087
Class C Shares	11,671,429
Class R Shares	2,927,245
Class Y Shares	10,180,151
Total	$59,735,912
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	3,446,024
Class C Shares	1,145,398
Class R Shares	287,063
Class Y Shares	1,009,100
Total	5,887,585
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$10.14
Class C Shares (b)	$10.19
Class R Shares	$10.20
Class Y Shares	$10.09
Maximum Sales Charge — Class A Shares	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$10.35

(a)  Includes $2,440,393 of securities on loan.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2017
	Victory INCORE Investment Quality Bond Fund	Victory INCORE Low Duration Bond Fund	Victory High Yield Fund
Investment Income:
Dividend income	$—	$—	$34,711
Interest income	1,453,807	11,748,779	4,849,816
Securities lending income	921	585	76,612
Total Income	1,454,728	11,749,364	4,961,139
Expenses:
Investment advisory fees	263,605	2,566,691	426,576
Administration fees	31,595	341,875	42,586
12b-1 fees — Class A Shares	89,065	439,626	59,307
12b-1 fees — Class C Shares	76,294	970,783	224,338
12b-1 fees — Class R Shares	21,264	11,926	95,497
Custodian fees	4,054	27,980	7,289
Transfer agent fees	4,471	47,574	5,048
Transfer agent fees — Class A Shares	29,085	121,083	13,355
Transfer agent fees — Class C Shares	5,136	66,562	5,005
Transfer agent fees — Class R Shares	7,992	4,573	7,468
Transfer agent fees — Class Y Shares	2,863	210,936	3,079
Trustees' fees	5,361	50,386	6,596
Chief Compliance Officer fees	588	6,375	782
Legal and audit fees	18,872	63,449	21,400
State registration and filing fees	60,268	82,751	62,291
Other expenses	26,729	120,104	20,860
Total Expenses	647,242	5,132,674	1,001,477
Expenses waived/reimbursed by Adviser	(102,291)	(217,933)	(80,774)
Net Expenses	544,951	4,914,741	920,703
Net Investment Income (Loss)	909,777	6,834,623	4,040,436
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	90,963	(391,908)	1,123,076
Net realized gains (losses) from futures transactions	177,565	(202,597)	—
Net realized gains (losses) from centrally cleared swap transactions	272,141	2,189,025	—
Net change in unrealized appreciation/depreciation on investments	474,479	320,577	1,439,779
Net change in unrealized appreciation/depreciation on futures transactions	9,816	(137,058)	—
Net change in unrealized appreciation/depreciation on centrally cleared swap transactions	(56,113)	(294,382)	—
Net realized/unrealized gains (losses) on investments	968,851	1,483,657	2,562,855
Change in net assets resulting from operations	$1,878,628	$8,318,280	$6,603,291
See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2017
	Victory Tax-Exempt Fund	Victory High Income Municipal Bond Fund	Victory Floating Rate Fund
Investment Income:
Interest income	$4,594,040	$4,481,761	$46,590,575
Total Income	4,594,040	4,481,761	46,590,575
Expenses:
Investment advisory fees	511,320	438,313	5,255,064
Administration fees	61,497	52,634	484,589
12b-1 fees — Class A Shares	109,562	73,823	448,351
12b-1 fees — Class C Shares	292,873	267,951	3,047,733
12b-1 fees — Class R Shares	—	—	5,839
Custodian fees	831	2,791	116,605
Transfer agent fees	10,556	8,574	64,342
Transfer agent fees — Class A Shares	15,579	7,172	103,999
Transfer agent fees — Class C Shares	17,065	12,846	220,056
Transfer agent fees — Class R Shares	—	—	2,277
Transfer agent fees — Class Y Shares	11,999	15,415	259,197
Trustees' fees	10,073	8,575	69,871
Chief Compliance Officer fees	1,175	1,005	8,964
Legal and audit fees	21,392	17,019	123,089
State registration and filing fees	48,780	43,158	68,582
Interest expense on interfund lending (See Note 6)	77	—	151
Other expenses	30,114	25,875	251,020
Total Expenses	1,142,893	975,151	10,529,729
Expenses waived/reimbursed by Adviser	(122,100)	(139,397)	(718,769)
Net Expenses	1,020,793	835,754	9,810,960
Net Investment Income (Loss)	3,573,247	3,646,007	36,779,615
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	2,484,368	4,064,798	2,249,383
Net change in unrealized appreciation/depreciation on investments	1,527,664	(371,458)	(11,511,519)
Net realized/unrealized gains (losses) on investments	4,012,032	3,693,340	(9,262,136)
Change in net assets resulting from operations	$7,585,279	$7,339,347	$27,517,479

See notes to financial statements.

Victory Portfolios	Statement of Operations For the Year Ended December 31, 2017
Victory Strategic Income Fund
Investment Income:
Dividend income	$98,703
Interest income	2,444,237
Securities lending income	25,205
Total Income	2,568,145
Expenses:
Investment advisory fees	367,814
Administration fees	36,713
12b-1 fees — Class A Shares	89,377
12b-1 fees — Class C Shares	116,979
12b-1 fees — Class R Shares	14,735
Custodian fees	7,862
Transfer agent fees	4,369
Transfer agent fees — Class A Shares	4,704
Transfer agent fees — Class C Shares	3,855
Transfer agent fees — Class R Shares	789
Transfer agent fees — Class Y Shares	4,000
Trustees' fees	5,792
Chief Compliance Officer fees	671
Legal and audit fees	21,031
State registration and filing fees	54,040
Other expenses	20,898
Total Expenses	753,629
Expenses waived/reimbursed by Adviser	(90,313)
Net Expenses	663,316
Net Investment Income (Loss)	1,904,829
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	756,749
Net realized gains (losses) from futures transactions	(133,097)
Net realized gains (losses) from centrally cleared swap transactions	387,587
Net realized gains (losses) from written options	(12,877)
Net change in unrealized appreciation/depreciation on investments	(40,594)
Net change in unrealized appreciation/depreciation on futures transactions	15,436
Net change in unrealized appreciation/depreciation on centrally cleared swap transactions	(175,750)
Net change in unrealized appreciation/depreciation on written options	306,454
Net realized/unrealized gains (losses) on investments	1,103,908
Change in net assets resulting from operations	$3,008,737

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Victory INCORE Investment Quality Bond Fund		Victory INCORE Low Duration Bond Fund		Victory High Yield Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$909,777	$1,474,487	$6,834,623	$9,011,121	$4,040,436	$4,382,273
Net realized gains (losses) from investment transactions	540,669	1,224,861	1,594,520	(6,736,828)	1,123,076	(2,948,230)
Net change in unrealized appreciation/ depreciation on investments	428,182	110,837	(110,863)	11,988,969	1,439,779	8,862,462
Change in net assets resulting from operations	1,878,628	2,810,185	8,318,280	14,263,262	6,603,291	10,296,505
Distributions to Shareholders:
From net investment income:
Class A Shares	(851,750)	(1,131,313)	(2,975,964)	(2,721,867)	(1,403,226)	(1,607,874)
Class C Shares	(116,728)	(156,433)	(915,654)	(339,073)	(1,168,449)	(1,237,779)
Class R Shares	(84,062)	(100,871)	(31,139)	(20,185)	(1,059,549)	(1,106,601)
Class Y Shares	(137,124)	(150,982)	(5,811,142)	(4,379,496)	(361,401)	(430,136)
From net realized gains:
Class A Shares	—	(1,002,923)	—	—	—	—
Class C Shares	—	(220,878)	—	—	—	—
Class R Shares	—	(109,966)	—	—	—	—
Class Y Shares	—	(156,462)	—	—	—	—
Change in net assets resulting from distributions to shareholders	(1,189,664)	(3,029,828)	(9,733,899)	(7,460,621)	(3,992,625)	(4,382,390)
Change in net assets resulting from capital transactions	(14,930,156)	(13,128,027)	(162,872,205)	(176,450,355)	(7,725,222)	(5,040,124)
Capital Contribution from Prior Custodian, Net (See Note 8)	—	—	—	1,395	—	—
Change in net assets	(14,241,192)	(13,347,670)	(164,287,824)	(169,646,319)	(5,114,556)	873,991
Net Assets:
Beginning of period	60,034,397	73,382,067	669,793,309	839,439,628	73,708,686	72,834,695
End of period	$45,793,205	$60,034,397	$505,505,485	$669,793,309	$68,594,130	$73,708,686
Accumulated net investment income (loss)	$117,775	$(66,599)	$744,624	$(584,345)	$52,297	$224

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Victory INCORE Investment Quality Bond Fund		Victory INCORE Low Duration Bond Fund		Victory High Yield Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Capital Transactions:
Class A Shares
Proceeds from shares issued	$2,831,599	$4,921,600	$46,832,529	$102,198,678	$1,861,235	$2,979,225
Distributions reinvested	815,905	2,000,397	2,686,461	2,492,533	887,213	1,054,870
Cost of shares redeemed	(13,321,140)	(18,099,390)	(114,718,707)	(206,694,488)	(7,281,276)	(7,196,208)
Total Class A Shares	$(9,673,636)	$(11,177,393)	$(65,199,717)	$(102,003,277)	$(4,532,828)	$(3,162,113)
Class C Shares
Proceeds from shares issued	$258,405	$1,265,856	$4,237,252	$11,005,682	$547,795	$1,467,876
Distributions reinvested	104,388	314,356	767,764	275,935	360,247	399,004
Cost of shares redeemed	(3,247,616)	(3,133,164)	(39,487,104)	(48,994,305)	(1,937,517)	(3,321,560)
Total Class C Shares	$(2,884,823)	$(1,552,952)	$(34,482,088)	$(37,712,688)	$(1,029,475)	$(1,454,680)
Class R Shares
Proceeds from shares issued	$744,251	$744,562	$497,363	$433,703	$400,156	$409,907
Distributions reinvested	82,168	211,919	29,528	19,651	151,626	186,451
Cost of shares redeemed	(1,419,639)	(2,027,280)	(1,025,220)	(1,823,829)	(766,727)	(1,376,859)
Total Class R Shares	$(593,220)	$(1,070,799)	$(498,329)	$(1,370,475)	$(214,945)	$(780,501)
Class Y Shares
Proceeds from shares issued	$2,226,232	$3,147,811	$138,578,340	$205,871,504	$976,273	$2,770,609
Distributions reinvested	121,080	249,883	4,600,750	3,413,074	228,090	239,370
Cost of shares redeemed	(4,125,789)	(2,724,577)	(205,871,161)	(244,648,493)	(3,152,337)	(2,652,809)
Total Class Y Shares	$(1,778,477)	$673,117	$(62,692,071)	$(35,363,915)	$(1,947,974)	$357,170
Change in net assets resulting from capital transactions	$(14,930,156)	$(13,128,027)	$(162,872,205)	$(176,450,355)	$(7,725,222)	$(5,040,124)

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory INCORE Investment Quality Bond Fund		Victory INCORE Low Duration Bond Fund		Victory High Yield Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Share Transactions:
Class A Shares
Issued	295,492	503,896	4,664,463	10,224,814	286,825	502,534
Reinvested	85,190	207,743	267,483	248,756	136,509	174,319
Redeemed	(1,391,149)	(1,846,197)	(11,415,614)	(20,645,205)	(1,122,011)	(1,198,731)
Total Class A Shares	(1,010,467)	(1,134,558)	(6,483,668)	(10,171,635)	(698,677)	(521,878)
Class C Shares
Issued	26,962	129,519	422,473	1,101,978	83,822	246,593
Reinvested	10,909	32,833	76,544	27,589	55,272	65,811
Redeemed	(339,958)	(319,879)	(3,931,543)	(4,891,452)	(297,521)	(549,649)
Total Class C Shares	(302,087)	(157,527)	(3,432,526)	(3,761,885)	(158,427)	(237,245)
Class R Shares
Issued	77,547	75,638	49,538	43,377	61,669	67,797
Reinvested	8,561	22,004	2,943	1,962	23,257	30,700
Redeemed	(147,630)	(207,606)	(102,062)	(182,270)	(117,872)	(224,610)
Total Class R Shares	(61,522)	(109,964)	(49,581)	(136,931)	(32,946)	(126,113)
Class Y Shares
Issued	233,209	318,802	13,783,498	20,565,692	151,429	465,461
Reinvested	12,655	26,040	457,942	340,467	35,243	39,688
Redeemed	(432,356)	(278,484)	(20,479,175)	(24,414,715)	(489,738)	(444,214)
Total Class Y Shares	(186,492)	66,358	(6,237,735)	(3,508,556)	(303,066)	60,935
Change in Shares	(1,560,568)	(1,335,691)	(16,203,510)	(17,579,007)	(1,193,116)	(824,301)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Victory Tax-Exempt Fund		Victory High Income Municipal Bond Fund		Victory Floating Rate Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$3,573,247	$5,403,856	$3,646,007	$5,083,757	$36,779,615	$47,260,078
Net realized gains (losses) from investment transactions	2,484,368	3,676,227	4,064,798	798,541	2,249,383	(68,821,599)
Net change in unrealized appreciation/ depreciation on investments	1,527,664	(10,171,700)	(371,458)	(6,463,483)	(11,511,519)	134,641,214
Change in net assets resulting from operations	7,585,279	(1,091,617)	7,339,347	(581,185)	27,517,479	113,079,693
Distributions to Shareholders:
From net investment income:
Class A Shares	(1,618,136)	(2,679,779)	(1,272,345)	(1,931,517)	(8,534,071)	(10,934,235)
Class C Shares	(846,088)	(1,033,193)	(948,489)	(1,180,160)	(12,145,762)	(15,326,290)
Class R Shares	—	—	—	—	(49,769)	(70,647)
Class Y Shares	(1,107,087)	(1,690,620)	(1,423,842)	(1,969,878)	(16,116,919)	(20,927,909)
From net realized gains:
Class A Shares	(472,344)	(2,266,056)	—	—	—	—
Class C Shares	(324,611)	(1,381,164)	—	—	—	—
Class Y Shares	(334,405)	(1,328,142)	—	—	—	—
Change in net assets resulting from distributions to shareholders	(4,702,671)	(10,378,954)	(3,644,676)	(5,081,555)	(36,846,521)	(47,259,081)
Change in net assets resulting from capital transactions	(31,160,715)	(54,458,702)	(24,933,574)	(22,927,962)	(233,559,554)	(232,622,903)
Change in net assets	(28,278,107)	(65,929,273)	(21,238,903)	(28,590,702)	(242,888,596)	(166,802,291)
Net Assets:
Beginning of period	119,787,988	185,717,261	99,108,428	127,699,130	933,545,043	1,100,347,334
End of period	$91,509,881	$119,787,988	$77,869,525	$99,108,428	$690,656,447	$933,545,043
Accumulated net investment income (loss)	$20,368	$18,432	$127,982	$126,651	$246,623	$37,913

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Victory Tax-Exempt Fund		Victory High Income Municipal Bond Fund		Victory Floating Rate Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Capital Transactions:
Class A Shares
Proceeds from shares issued	$3,102,632	$10,138,806	$1,513,159	$9,215,396	$12,625,716	$64,396,034
Distributions reinvested	1,959,387	4,506,490	1,148,985	1,609,894	7,541,272	8,935,493
Cost of shares redeemed	(23,412,655)	(45,238,779)	(11,021,906)	(24,557,682)	(91,072,678)	(94,211,709)
Total Class A Shares	$(18,350,636)	$(30,593,483)	$(8,359,762)	$(13,732,392)	$(70,905,690)	$(20,880,182)
Class C Shares
Proceeds from shares issued	$811,966	$2,359,494	$996,790	$4,093,711	$10,440,111	$19,074,813
Distributions reinvested	949,284	1,901,050	807,173	994,044	9,957,444	11,978,796
Cost of shares redeemed	(9,424,559)	(11,172,008)	(7,318,721)	(10,061,795)	(92,529,564)	(113,946,958)
Total Class C Shares	$(7,663,309)	$(6,911,464)	$(5,514,758)	$(4,974,040)	$(72,132,009)	$(82,893,349)
Class R Shares
Proceeds from shares issued	$—	$—	$—	$—	$209,448	$187,321
Distributions reinvested	—	—	—	—	39,590	56,509
Cost of shares redeemed	—	—	—	—	(637,529)	(945,112)
Total Class R Shares	$—	$—	$—	$—	$(388,491)	$(701,282)
Class Y Shares
Proceeds from shares issued	$6,773,639	$10,094,436	$5,817,166	$15,608,704	$89,018,180	$178,391,165
Distributions reinvested	1,254,269	2,378,287	1,310,190	1,779,253	13,612,952	16,614,913
Cost of shares redeemed	(13,174,678)	(29,426,478)	(18,186,410)	(21,609,487)	(192,764,496)	(323,154,168)
Total Class Y Shares	$(5,146,770)	$(16,953,755)	$(11,059,054)	$(4,221,530)	$(90,133,364)	$(128,148,090)
Change in net assets resulting from capital transactions	$(31,160,715)	$(54,458,702)	$(24,933,574)	$(22,927,962)	$(233,559,554)	$(232,622,903)

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory Tax-Exempt Fund		Victory High Income Municipal Bond Fund		Victory Floating Rate Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Share Transactions:
Class A Shares
Issued	311,344	952,157	141,815	841,009	1,305,374	6,849,844
Reinvested	198,907	444,455	108,390	147,147	781,201	953,069
Redeemed	(2,381,069)	(4,310,508)	(1,038,779)	(2,258,608)	(9,422,219)	(10,088,252)
Total Class A Shares	(1,870,818)	(2,913,896)	(788,574)	(1,270,452)	(7,335,644)	(2,285,339)
Class C Shares
Issued	81,943	224,390	94,105	375,371	1,079,352	2,028,531
Reinvested	96,363	189,602	76,139	90,946	1,030,772	1,279,273
Redeemed	(958,991)	(1,079,315)	(692,994)	(934,315)	(9,576,856)	(12,186,174)
Total Class C Shares	(780,685)	(665,323)	(522,750)	(467,998)	(7,466,732)	(8,878,370)
Class R Shares
Issued	—	—	—	—	21,658	20,319
Reinvested	—	—	—	—	4,101	6,058
Redeemed	—	—	—	—	(66,148)	(102,131)
Total Class R Shares	—	—	—	—	(40,389)	(75,754)
Class Y Shares
Issued	689,033	955,219	552,773	1,425,774	9,198,088	19,188,680
Reinvested	127,339	235,098	123,607	162,742	1,409,028	1,648,218
Redeemed	(1,339,687)	(2,840,267)	(1,722,680)	(2,003,893)	(19,933,369)	(34,727,761)
Total Class Y Shares	(523,315)	(1,649,950)	(1,046,300)	(415,377)	(9,326,253)	(13,890,863)
Change in Shares	(3,174,818)	(5,229,169)	(2,357,624)	(2,153,827)	(24,169,018)	(25,130,326)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Victory Strategic Income Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$1,904,829	$1,411,028
Net realized gains (losses) from investment transactions	998,362	604,932
Net change in unrealized appreciation/depreciation on investments	105,546	1,893,744
Change in net assets resulting from operations	3,008,737	3,909,704
Distributions to Shareholders:
From net investment income:
Class A Shares	(1,253,807)	(1,062,615)
Class C Shares	(317,178)	(244,380)
Class R Shares	(91,356)	(74,999)
Class Y Shares	(405,899)	(378,224)
From return of capital:
Class A Shares	—	(21,671)
Class C Shares	—	(6,938)
Class R Shares	—	(1,777)
Class Y Shares	—	(7,172)
Change in net assets resulting from distributions to shareholders	(2,068,240)	(1,797,776)
Change in net assets resulting from capital transactions	(4,618,608)	(6,037,992)
Change in net assets	(3,678,111)	(3,926,064)
Net Assets:
Beginning of period	63,414,023	67,340,087
End of period	$59,735,912	$63,414,023
Accumulated net investment income (loss)	$(105,807)	$(308,390)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Victory Strategic Income Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Capital Transactions:
Class A Shares
Proceeds from shares issued	$754,116	$526,767
Distributions reinvested	259,436	275,242
Cost of shares redeemed	(3,726,856)	(2,738,281)
Total Class A Shares	$(2,713,304)	$(1,936,272)
Class C Shares
Proceeds from shares issued	$1,478,406	$1,784,604
Distributions reinvested	249,788	200,208
Cost of shares redeemed	(1,778,882)	(3,779,818)
Total Class C Shares	$(50,688)	$(1,795,006)
Class R Shares
Proceeds from shares issued	$17,575	$26,263
Distributions reinvested	15,654	17,681
Cost of shares redeemed	(129,893)	(500,079)
Total Class R Shares	$(96,664)	$(456,135)
Class Y Shares
Proceeds from shares issued	$2,676,340	$2,050,493
Distributions reinvested	304,661	310,101
Cost of shares redeemed	(4,738,953)	(4,211,173)
Total Class Y Shares	$(1,757,952)	$(1,850,579)
Change in net assets resulting from capital transactions	$(4,618,608)	$(6,037,992)
Share Transactions:
Class A Shares
Issued	74,635	54,773
Reinvested	25,689	27,828
Redeemed	(369,334)	(277,640)
Total Class A Shares	(269,010)	(195,039)
Class C Shares
Issued	145,885	180,823
Reinvested	24,613	20,154
Redeemed	(175,535)	(381,480)
Total Class C Shares	(5,037)	(180,503)
Class R Shares
Issued	1,738	2,651
Reinvested	1,542	1,782
Redeemed	(12,801)	(50,904)
Total Class R Shares	(9,521)	(46,471)
Class Y Shares
Issued	267,549	208,620
Reinvested	30,331	31,515
Redeemed	(472,927)	(429,079)
Total Class Y Shares	(175,047)	(188,944)
Change in Shares	(458,615)	(610,957)

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory INCORE Investment Quality Bond Fund
	Class A Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$9.48	$9.57	$10.16	$10.01	$10.50
Investment Activities:
Net investment income (loss) (a)	0.18	0.22	0.31	0.30	0.28
Net realized and unrealized gains (losses) on investments	0.16	0.16	(0.38)	0.26	(0.45)
Total from Investment Activities	0.34	0.38	(0.07)	0.56	(0.17)
Distributions to Shareholders:
Net investment income	(0.23)	(0.23)	(0.30)	(0.30)	(0.28)
Net realized gains from investments	—	(0.24)	(0.22)	(0.11)	(0.04)
Total Distributions to Shareholders	(0.23)	(0.47)	(0.52)	(0.41)	(0.32)
Net Asset Value, End of Period	$9.59	$9.48	$9.57	$10.16	$10.01
Total Return (excludes sales charge)	3.62%	4.01%	(0.74)%	5.67%	(1.64)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$31,306	$40,510	$51,747	$73,618	$80,139
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.88%	0.85%
Ratio of net investment income (loss) to average net assets	1.86%	2.29%	3.06%	2.98%	2.70%
Ratio of gross expenses to average net assets (b)	1.07%	1.14%	1.07%	1.05%	1.01%
Portfolio turnover (c)	70%	148%	73%	51%	201%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Investment Quality Bond Fund
	Class C Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$9.47	$9.56	$10.16	$10.01	$10.50
Investment Activities:
Net investment income (loss) (a)	0.10	0.14	0.22	0.22	0.20
Net realized and unrealized gains (losses) on investments	0.16	0.16	(0.38)	0.26	(0.45)
Total from Investment Activities	0.26	0.30	(0.16)	0.48	(0.25)
Distributions to Shareholders:
Net investment income	(0.15)	(0.15)	(0.22)	(0.22)	(0.20)
Net realized gains from investments	—	(0.24)	(0.22)	(0.11)	(0.04)
Total Distributions to Shareholders	(0.15)	(0.39)	(0.44)	(0.33)	(0.24)
Net Asset Value, End of Period	$9.58	$9.47	$9.56	$10.16	$10.01
Total Return (excludes contingent deferred sales charge)	2.74%	3.11%	(1.70)%	4.81%	(2.37)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,127	$8,915	$10,510	$15,377	$12,057
Ratio of net expenses to average net assets	1.77%	1.77%	1.77%	1.71%	1.60%
Ratio of net investment income (loss) to average net assets	0.99%	1.42%	2.19%	2.16%	1.92%
Ratio of gross expenses to average net assets (b)	1.91%	1.92%	1.85%	1.88%	1.81%
Portfolio turnover (c)	70%	148%	73%	51%	201%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Investment Quality Bond Fund
	Class R Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$9.50	$9.58	$10.18	$10.02	$10.51
Investment Activities:
Net investment income (loss) (a)	0.14	0.19	0.27	0.26	0.24
Net realized and unrealized gains (losses) on investments	0.16	0.17	(0.39)	0.27	(0.45)
Total from Investment Activities	0.30	0.36	(0.12)	0.53	(0.21)
Distributions to Shareholders:
Net investment income	(0.19)	(0.20)	(0.26)	(0.26)	(0.24)
Net realized gains from investments	—	(0.24)	(0.22)	(0.11)	(0.04)
Total Distributions to Shareholders	(0.19)	(0.44)	(0.48)	(0.37)	(0.28)
Net Asset Value, End of Period	$9.61	$9.50	$9.58	$10.18	$10.02
Total Return	3.16%	3.71%	(1.24)%	5.36%	(2.02)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,940	$4,477	$5,568	$7,821	$7,287
Ratio of net expenses to average net assets	1.30%	1.30%	1.30%	1.28%	1.25%
Ratio of net investment income (loss) to average net assets	1.44%	1.90%	2.65%	2.57%	2.32%
Ratio of gross expenses to average net assets (b)	1.65%	1.44%	1.45%	1.46%	1.41%
Portfolio turnover (c)	70%	148%	73%	51%	201%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Investment Quality Bond Fund
	Class Y Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$9.47	$9.56	$10.17	$10.02	$10.50
Investment Activities:
Net investment income (loss) (a)	0.20	0.25	0.32	0.33	0.30
Net realized and unrealized gains (losses) on investments	0.16	0.16	(0.39)	0.26	(0.44)
Total from Investment Activities	0.36	0.41	(0.07)	0.59	(0.14)
Distributions to Shareholders:
Net investment income	(0.25)	(0.26)	(0.32)	(0.33)	(0.30)
Net realized gains from investments	—	(0.24)	(0.22)	(0.11)	(0.04)
Total Distributions to Shareholders	(0.25)	(0.50)	(0.54)	(0.44)	(0.34)
Net Asset Value, End of Period	$9.58	$9.47	$9.56	$10.17	$10.02
Total Return	3.87%	4.26%	(0.73)%	5.91%	(1.35)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,421	$6,133	$5,557	$33,519	$34,568
Ratio of net expenses to average net assets	0.66%	0.66%	0.66%	0.66%	0.66%
Ratio of net investment income (loss) to average net assets	2.09%	2.53%	3.19%	3.20%	2.89%
Ratio of gross expenses to average net assets (b)	0.98%	0.94%	0.86%	0.78%	0.72%
Portfolio turnover (c)	70%	148%	73%	51%	201%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory INCORE Low Duration Bond Fund
	Class A Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$10.03	$9.95		$10.03	$10.13	$10.32
Investment Activities:
Net investment income (loss) (a)	0.12	0.12		0.14	0.18	0.18
Net realized and unrealized gains (losses) on investments	0.02	0.06		(0.09)	(0.10)	(0.19)
Total from Investment Activities	0.14	0.18		0.05	0.08	(0.01)
Distributions to Shareholders:
Net investment income	(0.18)	(0.10)		(0.13)	(0.18)	(0.18)
Total Distributions to Shareholders	(0.18)	(0.10)		(0.13)	(0.18)	(0.18)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	(b)	—	—	—
Net Asset Value, End of Period	$9.99	$10.03		$9.95	$10.03	$10.13
Total Return (excludes sales charge)	1.47%	1.80	%(c)	0.52%	0.74%	(0.07)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$149,287	$214,825		$314,347	$373,706	$580,942
Ratio of net expenses to average net assets	0.85%	0.85%		0.84%	0.90%	0.83%
Ratio of net investment income (loss) to average net assets	1.21%	1.21%		1.38%	1.75%	1.76%
Ratio of gross expenses to average net assets (d)	0.90%	0.89%		0.85%	0.90%	0.84%
Portfolio turnover (e)	62%	49%		36%	38%	74%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Low Duration Bond Fund
	Class C Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$10.02	$9.95		$10.03	$10.13		$10.32
Investment Activities:
Net investment income (loss) (a)	0.04	0.04		0.06	0.10		0.10
Net realized and unrealized gains (losses) on investments	0.03	0.05		(0.08)	(0.10)		(0.19)
Total from Investment Activities	0.07	0.09		(0.02)	—		(0.09)
Distributions to Shareholders:
Net investment income	(0.10)	(0.02)		(0.06)	(0.10)		(0.10)
Total Distributions to Shareholders	(0.10)	(0.02)		(0.06)	(0.10)		(0.10)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	(b)	—	—		—
Net Asset Value, End of Period	$9.99	$10.02		$9.95	$10.03		$10.13
Total Return (excludes contingent deferred sales charge)	0.70%	0.94	%(c)	(0.20)%	—	%(d)	(0.85)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$82,847	$117,544		$154,056	$191,970		$268,237
Ratio of net expenses to average net assets	1.62%	1.62%		1.61%	1.64%		1.61%
Ratio of net investment income (loss) to average net assets	0.44%	0.44%		0.62%	1.00%		0.98%
Ratio of gross expenses to average net assets (e)	1.65%	1.65%		1.62%	1.64%		1.63%
Portfolio turnover (f)	62%	49%		36%	38%		74%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  Amount is less than 0.005%.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Low Duration Bond Fund
	Class R Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$10.02	$9.95		$10.03	$10.13	$10.32
Investment Activities:
Net investment income (loss) (a)	0.08	0.08		0.10	0.13	0.14
Net realized and unrealized gains (losses) on investments	0.03	0.05		(0.09)	(0.10)	(0.19)
Total from Investment Activities	0.11	0.13		0.01	0.03	(0.05)
Distributions to Shareholders:
Net investment income	(0.14)	(0.06)		(0.09)	(0.13)	(0.14)
Total Distributions to Shareholders	(0.14)	(0.06)		(0.09)	(0.13)	(0.14)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	(b)	—	—	—
Net Asset Value, End of Period	$9.99	$10.02		$9.95	$10.03	$10.13
Total Return	1.05%	1.33	%(c)	0.12%	0.31%	(0.50)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,078	$2,583		$3,925	$5,001	$5,894
Ratio of net expenses to average net assets	1.27%	1.23%		1.26%	1.33%	1.26%
Ratio of net investment income (loss) to average net assets	0.79%	0.83%		0.96%	1.31%	1.34%
Ratio of gross expenses to average net assets (d)	1.68%	1.25%		1.27%	1.33%	1.30%
Portfolio turnover (e)	62%	49%		36%	38%	74%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Low Duration Bond Fund
	Class Y Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$10.03	$9.95		$10.03	$10.13	$10.32
Investment Activities:
Net investment income (loss) (a)	0.15	0.14		0.16	0.20	0.20
Net realized and unrealized gains (losses) on investments	0.02	0.06		(0.08)	(0.10)	(0.19)
Total from Investment Activities	0.17	0.20		0.08	0.10	0.01
Distributions to Shareholders:
Net investment income	(0.20)	(0.12)		(0.16)	(0.20)	(0.20)
Total Distributions to Shareholders	(0.20)	(0.12)		(0.16)	(0.20)	(0.20)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	(b)	—	—	—
Net Asset Value, End of Period	$10.00	$10.03		$9.95	$10.03	$10.13
Total Return	1.71%	2.04	%(c)	0.74%	1.04%	0.15%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$271,294	$334,841		$367,112	$407,382	$471,093
Ratio of net expenses to average net assets	0.62%	0.60%		0.61%	0.61%	0.61%
Ratio of net investment income (loss) to average net assets	1.44%	1.42%		1.60%	2.02%	1.98%
Ratio of gross expenses to average net assets (d)	0.65%	0.63%		0.62%	0.61%	0.61%
Portfolio turnover (e)	62%	49%		36%	38%	74%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory High Yield Fund
	Class A Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$6.34	$5.85	$6.52	$7.31	$7.25
Investment Activities:
Net investment income (loss) (a)	0.39	0.38	0.40	0.41	0.43
Net realized and unrealized gains (losses) on investments	0.22	0.49	(0.67)	(0.47)	0.07
Total from Investment Activities	0.61	0.87	(0.27)	(0.06)	0.50
Distributions to Shareholders:
Net investment income	(0.38)	(0.38)	(0.40)	(0.41)	(0.44)
Net realized gains from investments	—	—	—	(0.32)	—
Total Distributions to Shareholders	(0.38)	(0.38)	(0.40)	(0.73)	(0.44)
Net Asset Value, End of Period	$6.57	$6.34	$5.85	$6.52	$7.31
Total Return (excludes sales charge)	9.93%	15.40%	(4.51)%	(1.01)%	7.05%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$21,882	$25,530	$26,608	$34,339	$42,329
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	0.98%	0.95%
Ratio of net investment income (loss) to average net assets	5.99%	6.32%	6.16%	5.52%	5.72%
Ratio of gross expenses to average net assets (b)	1.13%	1.18%	1.16%	1.16%	1.11%
Portfolio turnover (c)	174%	165%	151%	221%	96%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory High Yield Fund
	Class C Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$6.35	$5.86	$6.53	$7.32	$7.25
Investment Activities:
Net investment income (loss) (a)	0.34	0.34	0.35	0.36	0.36
Net realized and unrealized gains (losses) on investments	0.23	0.49	(0.67)	(0.47)	0.07
Total from Investment Activities	0.57	0.83	(0.32)	(0.11)	0.43
Distributions to Shareholders:
Net investment income	(0.34)	(0.34)	(0.35)	(0.36)	(0.36)
Net realized gains from investments	—	—	—	(0.32)	—
Total Distributions to Shareholders	(0.34)	(0.34)	(0.35)	(0.68)	(0.36)
Net Asset Value, End of Period	$6.58	$6.35	$5.86	$6.53	$7.32
Total Return (excludes contingent deferred sales charge)	9.19%	14.58%	(5.16)%	(1.70)%	6.10%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$22,283	$22,498	$22,138	$27,780	$37,733
Ratio of net expenses to average net assets	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets	5.27%	5.61%	5.47%	4.85%	4.97%
Ratio of gross expenses to average net assets (b)	1.84%	1.91%	1.90%	1.90%	1.87%
Portfolio turnover (c)	174%	165%	151%	221%	96%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory High Yield Fund
	Class R Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$6.35	$5.87	$6.54	$7.33	$7.25
Investment Activities:
Net investment income (loss) (a)	0.37	0.36	0.37	0.38	0.39
Net realized and unrealized gains (losses) on investments	0.23	0.48	(0.66)	(0.47)	0.08
Total from Investment Activities	0.60	0.84	(0.29)	(0.09)	0.47
Distributions to Shareholders:
Net investment income	(0.36)	(0.36)	(0.38)	(0.38)	(0.39)
Net realized gains from investments	—	—	—	(0.32)	—
Total Distributions to Shareholders	(0.36)	(0.36)	(0.38)	(0.70)	(0.39)
Net Asset Value, End of Period	$6.59	$6.35	$5.87	$6.54	$7.33
Total Return	9.64%	14.78%	(4.82)%	(1.35)%	6.62%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$19,217	$18,742	$18,042	$21,109	$23,036
Ratio of net expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets	5.61%	5.96%	5.82%	5.20%	5.32%
Ratio of gross expenses to average net assets (b)	1.36%	1.45%	1.51%	1.52%	1.49%
Portfolio turnover (c)	174%	165%	151%	221%	96%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory High Yield Fund
	Class Y Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$6.31	$5.82	$6.49	$7.27	$7.24
Investment Activities:
Net investment income (loss) (a)	0.40	0.39	0.41	0.44	0.43
Net realized and unrealized gains (losses) on investments	0.23	0.49	(0.67)	(0.48)	0.07
Total from Investment Activities	0.63	0.88	(0.26)	(0.04)	0.50
Distributions to Shareholders:
Net investment income	(0.40)	(0.39)	(0.41)	(0.42)	(0.47)
Net realized gains from investments	—	—	—	(0.32)	—
Total Distributions to Shareholders	(0.40)	(0.39)	(0.41)	(0.74)	(0.47)
Net Asset Value, End of Period	$6.54	$6.31	$5.82	$6.49	$7.27
Total Return	10.24%	15.72%	(4.34)%	(0.63)%	7.14%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,213	$6,938	$6,047	$13,830	$9,464
Ratio of net expenses to average net assets	0.76%	0.76%	0.76%	0.76%	0.76%
Ratio of net investment income (loss) to average net assets	6.27%	6.54%	6.36%	5.90%	5.88%
Ratio of gross expenses to average net assets (b)	1.04%	1.00%	0.95%	0.90%	0.85%
Portfolio turnover (c)	174%	165%	151%	221%	96%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Tax-Exempt Fund
	Class A Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$9.65	$10.53	$10.83	$10.30	$11.13
Investment Activities:
Net investment income (loss) (a)	0.36	0.35	0.35	0.33	0.31
Net realized and unrealized gains (losses) on investments	0.39	(0.49)	(0.05)	0.53	(0.83)
Total from Investment Activities	0.75	(0.14)	0.30	0.86	(0.52)
Distributions to Shareholders:
Net investment income	(0.37)	(0.35)	(0.35)	(0.33)	(0.31)
Net realized gains from investments	(0.12)	(0.39)	(0.25)	—	—
Total Distributions to Shareholders	(0.49)	(0.74)	(0.60)	(0.33)	(0.31)
Net Asset Value, End of Period	$9.91	$9.65	$10.53	$10.83	$10.30
Total Return (excludes sales charge)	7.89%	(1.40)%	2.76%	8.39%	(4.67)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$37,570	$54,658	$90,301	$102,716	$152,992
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	3.70%	3.30%	3.22%	3.05%	2.92%
Ratio of gross expenses to average net assets (b)	0.96%	0.95%	0.93%	0.96%	0.93%
Portfolio turnover (c)	84%	39%	39%	14%	26%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Tax-Exempt Fund
	Class C Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$9.65	$10.53	$10.82	$10.30	$11.12
Investment Activities:
Net investment income (loss) (a)	0.29	0.26	0.26	0.24	0.23
Net realized and unrealized gains (losses) on investments	0.37	(0.48)	(0.04)	0.52	(0.82)
Total from Investment Activities	0.66	(0.22)	0.22	0.76	(0.59)
Distributions to Shareholders:
Net investment income	(0.29)	(0.27)	(0.26)	(0.24)	(0.23)
Net realized gains from investments	(0.12)	(0.39)	(0.25)	—	—
Total Distributions to Shareholders	(0.41)	(0.66)	(0.51)	(0.24)	(0.23)
Net Asset Value, End of Period	$9.90	$9.65	$10.53	$10.82	$10.30
Total Return (excludes contingent deferred sales charge)	6.92%	(2.19)%	2.04%	7.44%	(5.35)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$26,520	$33,369	$43,404	$53,042	$64,061
Ratio of net expenses to average net assets	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income (loss) to average net assets	2.89%	2.51%	2.43%	2.26%	2.12%
Ratio of gross expenses to average net assets (b)	1.74%	1.71%	1.70%	1.72%	1.69%
Portfolio turnover (c)	84%	39%	39%	14%	26%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Tax-Exempt Fund
	Class Y Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$9.65	$10.52	$10.82	$10.29	$11.12
Investment Activities:
Net investment income (loss) (a)	0.37	0.36	0.36	0.34	0.33
Net realized and unrealized gains (losses) on investments	0.38	(0.48)	(0.05)	0.53	(0.83)
Total from Investment Activities	0.75	(0.12)	0.31	0.87	(0.50)
Distributions to Shareholders:
Net investment income	(0.38)	(0.36)	(0.36)	(0.34)	(0.33)
Net realized gains from investments	(0.12)	(0.39)	(0.25)	—	—
Total Distributions to Shareholders	(0.50)	(0.75)	(0.61)	(0.34)	(0.33)
Net Asset Value, End of Period	$9.90	$9.65	$10.52	$10.82	$10.29
Total Return	7.90%	(1.20)%	2.87%	8.53%	(4.57)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$27,420	$31,762	$52,012	$75,047	$62,916
Ratio of net expenses to average net assets	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of net investment income (loss) to average net assets	3.80%	3.41%	3.33%	3.18%	3.03%
Ratio of gross expenses to average net assets (b)	0.73%	0.71%	0.71%	0.69%	0.69%
Portfolio turnover (c)	84%	39%	39%	14%	26%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory High Income Municipal Bond Fund
	Class A Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$10.35	$10.89	$10.84	$10.00	$11.19
Investment Activities:
Net investment income (loss) (a)	0.46	0.44	0.43	0.45	0.45
Net realized and unrealized gains (losses) on investments	0.44	(0.54)	0.05	0.84	(1.19)
Total from Investment Activities	0.90	(0.10)	0.48	1.29	(0.74)
Distributions to Shareholders:
Net investment income	(0.46)	(0.44)	(0.43)	(0.45)	(0.45)
Total Distributions to Shareholders	(0.46)	(0.44)	(0.43)	(0.45)	(0.45)
Net Asset Value, End of Period	$10.79	$10.35	$10.89	$10.84	$10.00
Total Return (excludes sales charge)	8.85%	(1.04)%	4.51%	13.09%	(6.74)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$25,831	$32,943	$48,485	$50,341	$54,603
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.78%	0.73%
Ratio of net investment income (loss) to average net assets	4.31%	4.02%	3.96%	4.26%	4.17%
Ratio of gross expenses to average net assets (b)	0.96%	0.96%	0.95%	1.02%	0.95%
Portfolio turnover (c)	66%	49%	53%	25%	19%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory High Income Municipal Bond Fund
	Class C Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$10.35	$10.89	$10.84	$10.00	$11.19
Investment Activities:
Net investment income (loss) (a)	0.38	0.36	0.35	0.37	0.37
Net realized and unrealized gains (losses) on investments	0.44	(0.54)	0.05	0.84	(1.19)
Total from Investment Activities	0.82	(0.18)	0.40	1.21	(0.82)
Distributions to Shareholders:
Net investment income	(0.38)	(0.36)	(0.35)	(0.37)	(0.37)
Total Distributions to Shareholders	(0.38)	(0.36)	(0.35)	(0.37)	(0.37)
Net Asset Value, End of Period	$10.79	$10.35	$10.89	$10.84	$10.00
Total Return (excludes contingent deferred sales charge)	8.01%	(1.79)%	3.71%	12.22%	(7.47)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$25,175	$29,563	$36,190	$35,996	$36,049
Ratio of net expenses to average net assets	1.57%	1.57%	1.57%	1.55%	1.52%
Ratio of net investment income (loss) to average net assets	3.54%	3.26%	3.19%	3.50%	3.40%
Ratio of gross expenses to average net assets (b)	1.73%	1.73%	1.73%	1.77%	1.73%
Portfolio turnover (c)	66%	49%	53%	25%	19%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory High Income Municipal Bond Fund
	Class Y Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$10.35	$10.89	$10.84	$10.00	$11.19
Investment Activities:
Net investment income (loss) (a)	0.48	0.47	0.45	0.47	0.47
Net realized and unrealized gains (losses) on investments	0.44	(0.54)	0.05	0.84	(1.19)
Total from Investment Activities	0.92	(0.07)	0.50	1.31	(0.72)
Distributions to Shareholders:
Net investment income	(0.48)	(0.47)	(0.45)	(0.47)	(0.47)
Total Distributions to Shareholders	(0.48)	(0.47)	(0.45)	(0.47)	(0.47)
Net Asset Value, End of Period	$10.79	$10.35	$10.89	$10.84	$10.00
Total Return	9.10%	(0.81)%	4.75%	13.37%	(6.54)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$26,864	$36,603	$43,024	$34,630	$27,286
Ratio of net expenses to average net assets	0.57%	0.57%	0.57%	0.54%	0.50%
Ratio of net investment income (loss) to average net assets	4.55%	4.26%	4.18%	4.49%	4.39%
Ratio of gross expenses to average net assets (b)	0.73%	0.72%	0.73%	0.73%	0.71%
Portfolio turnover (c)	66%	49%	53%	25%	19%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Floating Rate Fund
	Class A Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$9.71	$9.08	$9.82	$10.34	$10.27
Investment Activities:
Net investment income (loss) (a)	0.46	0.46	0.46	0.42	0.44
Net realized and unrealized gains (losses) on investments	(0.10)	0.63	(0.74)	(0.52)	0.07
Total from Investment Activities	0.36	1.09	(0.28)	(0.10)	0.51
Distributions to Shareholders:
Net investment income	(0.47)	(0.46)	(0.46)	(0.42)	(0.44)
Total Distributions to Shareholders	(0.47)	(0.46)	(0.46)	(0.42)	(0.44)
Net Asset Value, End of Period	$9.60	$9.71	$9.08	$9.82	$10.34
Total Return (excludes sales charge)	3.76%	12.35%	(3.03)%	(1.09)%	5.10%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$148,060	$221,022	$227,240	$335,081	$854,291
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	0.99%	0.94%
Ratio of net investment income (loss) to average net assets	4.76%	4.95%	4.71%	4.02%	4.29%
Ratio of gross expenses to average net assets (b)	1.10%	1.11%	1.06%	1.08%	1.06%
Portfolio turnover (c)	57%	56%	29%	39%	30%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Floating Rate Fund
	Class C Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$9.72	$9.08	$9.83	$10.34	$10.27
Investment Activities:
Net investment income (loss) (a)	0.38	0.39	0.38	0.34	0.36
Net realized and unrealized gains (losses) on investments	(0.10)	0.64	(0.75)	(0.51)	0.07
Total from Investment Activities	0.28	1.03	(0.37)	(0.17)	0.43
Distributions to Shareholders:
Net investment income	(0.39)	(0.39)	(0.38)	(0.34)	(0.36)
Total Distributions to Shareholders	(0.39)	(0.39)	(0.38)	(0.34)	(0.36)
Net Asset Value, End of Period	$9.61	$9.72	$9.08	$9.83	$10.34
Total Return (excludes contingent deferred sales charge)	2.93%	11.57%	(3.91)%	(1.76)%	4.27%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$265,486	$341,169	$399,361	$585,818	$800,072
Ratio of net expenses to average net assets	1.80%	1.80%	1.80%	1.79%	1.73%
Ratio of net investment income (loss) to average net assets	3.97%	4.18%	3.92%	3.28%	3.48%
Ratio of gross expenses to average net assets (b)	1.87%	1.89%	1.85%	1.85%	1.85%
Portfolio turnover (c)	57%	56%	29%	39%	30%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Floating Rate Fund
	Class R Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$9.72	$9.08	$9.83	$10.34	$10.26
Investment Activities:
Net investment income (loss) (a)	0.41	0.42	0.41	0.36	0.40
Net realized and unrealized gains (losses) on investments	(0.12)	0.63	(0.75)	(0.51)	0.08
Total from Investment Activities	0.29	1.05	(0.34)	(0.15)	0.48
Distributions to Shareholders:
Net investment income	(0.41)	(0.41)	(0.41)	(0.36)	(0.40)
Total Distributions to Shareholders	(0.41)	(0.41)	(0.41)	(0.36)	(0.40)
Net Asset Value, End of Period	$9.60	$9.72	$9.08	$9.83	$10.34
Total Return	3.07%	11.88%	(3.62)%	(1.50)%	4.72%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$916	$1,319	$1,920	$2,340	$2,773
Ratio of net expenses to average net assets	1.56%	1.53%	1.52%	1.55%	1.38%
Ratio of net investment income (loss) to average net assets	4.20%	4.48%	4.22%	3.52%	3.85%
Ratio of gross expenses to average net assets (b)	2.26%	1.53%	1.52%	1.58%	1.50%
Portfolio turnover (c)	57%	56%	29%	39%	30%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Floating Rate Fund
	Class Y Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$9.72	$9.08	$9.83	$10.34	$10.27
Investment Activities:
Net investment income (loss) (a)	0.48	0.49	0.48	0.44	0.47
Net realized and unrealized gains (losses) on investments	(0.10)	0.63	(0.75)	(0.51)	0.07
Total from Investment Activities	0.38	1.12	(0.27)	(0.07)	0.54
Distributions to Shareholders:
Net investment income	(0.49)	(0.48)	(0.48)	(0.44)	(0.47)
Total Distributions to Shareholders	(0.49)	(0.48)	(0.48)	(0.44)	(0.47)
Net Asset Value, End of Period	$9.61	$9.72	$9.08	$9.83	$10.34
Total Return	3.98%	12.71%	(2.91)%	(0.75)%	5.34%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$276,195	$370,035	$471,827	$927,644	$1,186,456
Ratio of net expenses to average net assets	0.78%	0.78%	0.78%	0.77%	0.72%
Ratio of net investment income (loss) to average net assets	4.99%	5.21%	4.91%	4.31%	4.47%
Ratio of gross expenses to average net assets (b)	0.88%	0.88%	0.84%	0.82%	0.83%
Portfolio turnover (c)	57%	56%	29%	39%	30%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Strategic Income Fund
	Class A Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$9.99	$9.68	$10.10	$10.33	$10.64
Investment Activities:
Net investment income (loss) (a)	0.33	0.23	0.31	0.31	0.35
Net realized and unrealized gains (losses) on investments	0.17	0.36	(0.40)	(0.10)	(0.28)
Total from Investment Activities	0.50	0.59	(0.09)	0.21	0.07
Distributions to Shareholders:
Net investment income	(0.35)	(0.27)	(0.32)	(0.33)	(0.38)
Net realized gains from investments	—	—	(0.01)	(0.11)	—
Return of capital	—	(0.01)	—	—	—
Total Distributions to Shareholders	(0.35)	(0.28)	(0.33)	(0.44)	(0.38)
Net Asset Value, End of Period	$10.14	$9.99	$9.68	$10.10	$10.33
Total Return (excludes sales charge)	5.12%	6.20%	(0.93)%	2.03%	0.71%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$34,957	$37,121	$37,845	$48,790	$53,615
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.92%	0.81%
Ratio of net investment income (loss) to average net assets	3.24%	2.28%	3.05%	3.08%	3.40%
Ratio of gross expenses to average net assets (b)	1.07%	1.17%	1.16%	1.14%	1.18%
Portfolio turnover (c)	138%	79%	41%	87%	133%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Strategic Income Fund
	Class C Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$10.04	$9.72	$10.15	$10.38	$10.66
Investment Activities:
Net investment income (loss) (a)	0.25	0.15	0.23	0.24	0.27
Net realized and unrealized gains (losses) on investments	0.17	0.38	(0.40)	(0.11)	(0.28)
Total from Investment Activities	0.42	0.53	(0.17)	0.13	(0.01)
Distributions to Shareholders:
Net investment income	(0.27)	(0.20)	(0.25)	(0.25)	(0.27)
Net realized gains from investments	—	—	(0.01)	(0.11)	—
Return of capital	—	(0.01)	—	—	—
Total Distributions to Shareholders	(0.27)	(0.21)	(0.26)	(0.36)	(0.27)
Net Asset Value, End of Period	$10.19	$10.04	$9.72	$10.15	$10.38
Total Return (excludes contingent deferred sales charge)	4.27%	5.46%	(1.79)%	1.23%	(0.03)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$11,671	$11,547	$12,940	$12,974	$12,691
Ratio of net expenses to average net assets	1.74%	1.74%	1.74%	1.70%	1.64%
Ratio of net investment income (loss) to average net assets	2.44%	1.49%	2.25%	2.29%	2.58%
Ratio of gross expenses to average net assets (b)	1.89%	2.00%	1.97%	1.96%	1.99%
Portfolio turnover (c)	138%	79%	41%	87%	133%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Strategic Income Fund
	Class R Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$10.04	$9.73	$10.16	$10.38	$10.67
Investment Activities:
Net investment income (loss) (a)	0.29	0.19	0.27	0.28	0.30
Net realized and unrealized gains (losses) on investments	0.18	0.37	(0.40)	(0.10)	(0.28)
Total from Investment Activities	0.47	0.56	(0.13)	0.18	0.02
Distributions to Shareholders:
Net investment income	(0.31)	(0.24)	(0.29)	(0.29)	(0.31)
Net realized gains from investments	—	—	(0.01)	(0.11)	—
Return of capital	—	(0.01)	—	—	—
Total Distributions to Shareholders	(0.31)	(0.25)	(0.30)	(0.40)	(0.31)
Net Asset Value, End of Period	$10.20	$10.04	$9.73	$10.16	$10.38
Total Return	4.78%	5.77%	(1.39)%	1.72%	0.27%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,927	$2,979	$3,338	$3,661	$3,806
Ratio of net expenses to average net assets	1.34%	1.34%	1.34%	1.31%	1.25%
Ratio of net investment income (loss) to average net assets	2.83%	1.89%	2.64%	2.69%	2.97%
Ratio of gross expenses to average net assets (b)	1.61%	1.53%	1.58%	1.57%	1.59%
Portfolio turnover (c)	138%	79%	41%	87%	133%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Strategic Income Fund
	Class Y Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$9.94	$9.63	$10.05	$10.27	$10.62
Investment Activities:
Net investment income (loss) (a)	0.35	0.25	0.32	0.36	0.38
Net realized and unrealized gains (losses) on investments	0.18	0.36	(0.39)	(0.12)	(0.29)
Total from Investment Activities	0.53	0.61	(0.07)	0.24	0.09
Distributions to Shareholders:
Net investment income	(0.38)	(0.29)	(0.34)	(0.35)	(0.44)
Net realized gains from investments	—	—	(0.01)	(0.11)	—
Return of capital	—	(0.01)	—	—	—
Total Distributions to Shareholders	(0.38)	(0.30)	(0.35)	(0.46)	(0.44)
Net Asset Value, End of Period	$10.09	$9.94	$9.63	$10.05	$10.27
Total Return	5.38%	6.45%	(0.74)%	2.34%	0.88%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$10,180	$11,768	$13,217	$18,035	$8,411
Ratio of net expenses to average net assets	0.74%	0.74%	0.74%	0.71%	0.57%
Ratio of net investment income (loss) to average net assets	3.46%	2.50%	3.24%	3.28%	3.62%
Ratio of gross expenses to average net assets (b)	0.95%	0.99%	0.98%	0.87%	0.91%
Portfolio turnover (c)	138%	79%	41%	87%	133%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Notes to Financial Statements December 31, 2017

1.  Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of 43 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. The accompanying financial statements are those of the following Funds (collectively, the "Funds" and individually, a "Fund").

Funds	Investment Share Classes Offered	Investment Objectives
Victory INCORE Investment Quality Bond Fund ("INCORE Investment Quality Bond Fund")	Classes A, C, R and Y	Seeks to provide a high level of current income and capital appreciation without undue risk to principal
Victory INCORE Low Duration Bond Fund ("INCORE Low Duration Bond Fund")	Classes A, C, R and Y	Seeks to provide a high level of current income consistent with preservation of capital
Victory High Yield Fund ("High Yield Fund")	Classes A, C, R and Y	Seeks to provide current income with capital appreciation as a secondary objective
Victory Tax-Exempt Fund ("Tax-Exempt Fund")	Classes A, C and Y	Seeks to maximize current income exempt from federal income taxes, consistent with the preservation of capital.
Victory High Income Municipal Bond Fund ("High Income Municipal Bond Fund")	Classes A, C and Y	Seeks to provide a high current income exempt from federal income taxes with a secondary objective of capital appreciation
Victory Floating Rate Fund ("Floating Rate Fund")	Classes A, C, R and Y	Seeks to provide a high level of current income
Victory Strategic Income Fund ("Strategic Income Fund")	Classes A, C, R and Y	Seeks to provide a high current income with a secondary objective of capital appreciation

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

accounting and reporting requirements under GAAP that are applicable to investment companies (Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies).

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds, American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Certain non-exchange-traded derivatives, such as certain swaps, have inputs which can generally be corroborated by market data and are therefore categorized as Level 2 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

A summary of the valuations as of December 31, 2017, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedules of Portfolio Investments:

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
INCORE Investment Quality Bond Fund
Asset Backed Securities	$—	$—	$2,925,904	$—	$2,925,904	$—
Collateralized Mortgage Obligations	—	—	891,844	—	891,844	—
Residential Mortgage Backed Securities	—	—	1,375,905	—	1,375,905	—
Corporate Bonds	—	—	22,030,322	—	22,030,322	—
Government National Mortgage Association	—	—	29,971	—	29,971	—
U.S. Government Mortgage Backed Agencies	—	—	15,825,580	—	15,825,580	—
U.S. Treasury Obligations	—	—	921,924	—	921,924	—
Collateral for Securities Loaned	213,923	—	—	—	213,923	—
Futures Contracts	—	(7,303)	—	—	—	(7,303)
Credit Default Swap	—	—	—	9,533	—	9,533
Total	213,923	(7,303)	44,001,450	9,533	44,215,373	2,230
INCORE Low Duration Bond Fund
Asset Backed Securities	—	—	67,185,562	—	67,185,562	—
Collateralized Mortgage Obligations	—	—	54,267,038	—	54,267,038	—
Residential Mortgage Backed Securities	—	—	40,686,400	—	40,686,400	—
Corporate Bonds	—	—	233,031,562	—	233,031,562	—
U.S. Government Mortgage Backed Agencies	—	—	51,965,941	—	51,965,941	—
U.S. Treasury Obligations	—	—	30,511,528	—	30,511,528	—
Collateral for Securities Loaned	111,501	—	—	—	111,501	—
Futures Contracts	—	(205,809)	—	—	—	(205,809)
Credit Default Swaps	—	—	—	245,024	—	245,024
Total	111,501	(205,809)	477,648,031	245,024	477,759,532	39,215
High Yield Fund
Common Stocks	2,814,517	—	—	—	2,814,517	—
Senior Secured Loans	—	—	14,503,661	—	14,503,661	—
Corporate Bonds	—	—	47,442,259	—	47,442,259	—
Collateral for Securities Loaned	6,117,264	—	—	—	6,117,264	—
Total	8,931,781	—	61,945,920	—	70,877,701	—
Tax-Exempt Fund
Municipal Bonds	—	—	91,579,828	—	91,579,828	—
Total	—	—	91,579,828	—	91,579,828	—
High Income Municipal Bond Fund
Municipal Bonds	—	—	76,353,944	—	76,353,944	—
Total	—	—	76,353,944	—	76,353,944	—

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017
	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
Floating Rate Fund
Common Stocks	$—	$—	$24,237	$—	$24,237	$—
Convertible Corporate Bonds	—	—	6,097,010	—	6,097,010	—
Senior Secured Loans	—	—	581,172,982	—	581,172,982	—
Corporate Bonds	—	—	88,053,371	—	88,053,371	—
Total	—	—	675,347,600	—	675,347,600	—
Strategic Income Fund
Asset Backed Securities	—	—	3,431,768	—	3,431,768	—
Residential Mortgage Backed Securities	—	—	1,559,733	—	1,559,733	—
Senior Secured Loans	—	—	14,917,349	—	14,917,349	—
Corporate Bonds	—	—	33,852,895	—	33,852,895	—
Municipal Bonds	—	—	1,204,140	—	1,204,140	—
U.S. Government Mortgage Backed Agencies	—	—	116,221	—	116,221	—
U.S. Treasury Obligations	—	—	830,731	—	830,731	—
Exchange-Traded Funds	1,161,000	—	—	—	1,161,000	—
Collateral for Securities Loaned	2,526,833	—	—	—	2,526,833	—
Futures Contracts	—	15,436	—	—	—	15,436
Total	3,687,833	15,436	55,912,837	—	59,600,670	15,436

There were no transfers among any levels during the year ended December 31, 2017.

Securities Purchased on a When-Issued Basis:

The Funds may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities. As of December 31, 2017, the Funds had outstanding when-issued purchase commitments covered by the segregated assets as identified in the Schedules of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The values

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

of mortgage and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgagebacked securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Loans:

Floating rate loans in which a Fund invest are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of a Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See the note below regarding Below Investment Grade Securities.

A Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Payment-In-Kind Securities:

Certain Funds may invest in payment-in-kind securities. Payment-in-kind securities give the issuer the option at each interest payment date to pay all or a portion of their interest or dividends in the form of additional securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

Below Investment Grade Securities:

Certain Funds may invest in below investment grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End & Closed-End Funds:

The Funds may invest in portfolios of open-end or closed-end investment companies (the "underlying funds"). The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Foreign Currency Contracts:

The Funds may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of December 31, 2017, the Funds had no open forward foreign exchange currency contracts.

Futures Contracts:

The Funds may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Funds is presented on the Statements of Assets and Liabilities under Deposit with broker for futures contracts. As of December 31, 2017, the Funds had no open futures contracts.

Options Transactions:

The Funds may purchase or sell options to aid in hedging against equity price risk incurred in the normal course of pursuing its investment objective. When a Fund writes a call option, an amount equal to the premium received is included as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As a writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange-traded.

Credit Derivatives:

The Funds may enter into credit derivatives, including centrally-cleared credit default swaps on individual obligations or credit indices. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust a Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities, as described in the Funds' Statement of Additional Information.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

Credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Funds.

The Funds may enter into CDS agreements either as a buyer or seller. The Funds may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Funds may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer. For swaps entered with an individual counterparty, the Funds bear the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Funds may also enter into cleared swaps.

Upon entering into a cleared CDS, the Funds may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to the Funds upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market." The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Schedule of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Funds for the same referenced entity or entities.

As of December 31, 2017, the following Funds entered into centrally cleared CDS agreements primarily for the strategies listed below:

Fund	Strategy
INCORE Investment Quality Bond Fund	Asset allocation and risk exposure management
INCORE Low Duration Bond Fund	Asset allocation and risk exposure management
Strategic Income Fund	Asset allocation and risk exposure management

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Assets		Liabilities
Fund	Variation Margin on Futures Contracts*	Variation Margin on Centrally Cleared Swap Agreements*	Variation Margin on Futures Contracts*
Credit Risk Exposure:
INCORE Investment Quality Bond Fund	$—	$9,533	$—
INCORE Low Duration Bond Fund	—	245,024	—
Interest Rate Risk Exposure:
INCORE Investment Quality Bond Fund	—	—	7,303
INCORE Low Duration Bond Fund	53,703	—	259,512
Strategic Income Fund	46,430	—	30,994

*  Includes cumulative appreciation (depreciation) of futures contracts centrally cleared swap agreements as reported on the Schedules of Portfolio Investments. Only current day's variation margin for both futures contracts and centrally cleared swap agreements are reported within the Statements of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended December 31, 2017:

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations			Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
Fund	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Centrally Cleared Swap Agreements	Net Realized Gains (Losses) on Written Options	Net Change in Unrealized Appreciation/ Depreciation from Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation from Centrally Cleared Swap Agreements	Net Change in Unrealized Appreciation/ Depreciation on Written Options
Credit Risk Exposure:
INCORE Investment Quality Bond Fund	$—	$272,141	$—	$—	$(56,113)	$—
INCORE Low Duration Bond Fund	—	2,189,025	—	—	(294,382)	—
Strategic Income Fund	—	387,587	—	—	(175,750)	—
Interest Rate Risk Exposure:
INCORE Investment Quality Bond Fund	177,565	—	—	9,816	—	—
INCORE Low Duration Bond Fund	(202,597)	—	—	(137,058)	—	—
Strategic Income Fund	(133,097)	—	(12,877)	15,436	—	306,454

All open derivative positions at year end are reflected on each respective Fund's Schedule of Portfolio Investments. With the exception of the Funds listed below, the notional amount of open derivative positions relative to each Fund's net assets at period end is generally representative of the notional amount of open positions to net assets through the period. The associated volume of

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

derivative positions in the INCORE Investment Quality Bond Fund and Strategic Income Fund were 25% and 13%, respectively, based on average value amounts relative to net assets during the year ended December 31, 2017.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received by the fund. These amounts are included in Interest Income in the Statements of Operations.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2017:

Fund	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Net Amount
INCORE Investment Quality Bond Fund	$205,625	$213,923	$8,298
INCORE Low Duration Bond Fund	107,657	111,501	3,844
High Yield Fund	5,909,453	6,117,264	207,811
Strategic Income Fund	2,440,393	2,526,833	86,440

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the change in unrealized appreciation/depreciation on investments. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statements of Operations.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid monthly for the Funds. Distributable net realized gains, if any, are declared and distributed at least annually.The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts and premiums and paydown gains or losses), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2017 were as follows:

Fund	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
INCORE Investment Quality Bond Fund	$33,233,329	$46,601,341	$—	$—
INCORE Low Duration Bond Fund	206,377,021	406,342,491	126,851,470	87,083,905
High Yield Fund	119,587,369	126,482,384	—	—
Tax-Exempt Fund	84,682,723	116,878,552	—	—
High Income Municipal Bond Fund	56,764,204	77,894,444	—	—
Floating Rate Fund	462,391,235	692,030,919	—	—
Strategic Income Fund	67,978,707	59,393,563	16,164,198	15,287,448

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. ("VCH"), a publicly traded Delaware corporation.

VCM has entered into a Sub-Advisory Agreement with Park Avenue Institutional Advisers LLC ("Park Avenue"). Park Avenue is responsible for providing day-to-day investment advisory services to the Funds, subject to the oversight of the Board of Trustees of the Trust. Sub-investment advisory fees are paid by VCM to Park Avenue do not represent a separate or additional expense to the Funds.

Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Adviser Fee Rate
INCORE Investment Quality Bond Fund	0.50%
INCORE Low Duration Bond Fund	0.45%
High Yield Fund	0.60%
Tax-Exempt Fund	0.50%
High Income Municipal Bond Fund	0.50%
Floating Rate Fund	0.65%
Strategic Income Fund	0.60%

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective July 1, 2017, Colin Kinney serves as the Trust's Chief Compliance Officer ("CCO"). The CCO is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to Provide Compliance Services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services. Prior to July 1, 2017, EJV Financial Services LLC served as the Trust's CCO. Under the terms of the agreement, the Funds within the Trust, Victory Portfolios II, Victory Institutional Funds and Victory Variable Insurance Funds (collectively, the "Victory Trusts"), paid EJV Financial Services LLC $220,000 annually for CCO consulting services.

The Victory Trusts pay an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Trusts and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor and FIS are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Funds. For the fiscal year ended December 31, 2017, the Distributor received approximately $33,656 from commissions earned on sales of Class A Shares and FIS received $23,767 from redemptions of Class C Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of December 31, 2017, the expense limits (excluding voluntary waivers) are as follows:

Fund	Class	Expense Limit(a)
INCORE Investment Quality Bond Fund	Class A Shares	0.90%
INCORE Investment Quality Bond Fund	Class C Shares	1.77%
INCORE Investment Quality Bond Fund	Class R Shares	1.30%
INCORE Investment Quality Bond Fund	Class Y Shares	0.66%

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017
Fund	Class	Expense Limit(a)
INCORE Low Duration Bond Fund	Class A Shares	0.85%
INCORE Low Duration Bond Fund	Class C Shares	1.62%
INCORE Low Duration Bond Fund	Class R Shares	1.27%
INCORE Low Duration Bond Fund	Class Y Shares	0.62%
High Yield Fund	Class A Shares	1.00%
High Yield Fund	Class C Shares	1.70%
High Yield Fund	Class R Shares	1.35%
High Yield Fund	Class Y Shares	0.76%
Tax-Exempt Fund	Class A Shares	0.80%
Tax-Exempt Fund	Class C Shares	1.60%
Tax-Exempt Fund	Class Y Shares	0.69%
High Income Municipal Bond Fund	Class A Shares	0.80%
High Income Municipal Bond Fund	Class C Shares	1.57%
High Income Municipal Bond Fund	Class Y Shares	0.57%
Floating Rate Fund	Class A Shares	1.00%
Floating Rate Fund	Class C Shares	1.80%
Floating Rate Fund	Class R Shares	1.56%
Floating Rate Fund	Class Y Shares	0.78%
Strategic Income Fund	Class A Shares	0.95%
Strategic Income Fund	Class C Shares	1.74%
Strategic Income Fund	Class R Shares	1.34%
Strategic Income Fund	Class Y Shares	0.74%

(a)  In effect until July 31, 2018.

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

As of December 31, 2017, the following amounts are available to be repaid to the Adviser.

Fund	Expires 12/31/19	Expires 12/31/20	Total
INCORE Investment Quality Bond Fund	$60,608	$102,291	$162,899
INCORE Low Duration Bond Fund	119,520	217,933	337,453
High Yield Fund	41,383	80,774	122,157
Tax-Exempt Fund	70,950	122,100	193,050
High Income Municipal Bond Fund	86,281	139,397	225,678
Floating Rate Fund	368,104	718,769	1,086,873
Strategic Income Fund	71,800	90,313	162,113

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2017.

Certain officers and/or interested trustees of the Funds are also officers of the Adviser, Administrator and Fund Accountant, Legal and CCO.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

5.  Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Borrowing and Interfund Lending:

Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 29, 2016, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund, another series of the Victory Trusts, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. The agreement was subsequently amended on July 28, 2017 with a new termination date of July 27, 2018. For the year ended December 31, 2017, Citibank earned approximately $150,000 in commitment fees from the Victory Trusts. Each fund in the Victory Trusts pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. As of December 31, 2017, the interest rate on outstanding borrowings was 2.57%.

The average loans for the days outstanding and average interest rate for each Fund during the year ended December 31, 2017 were as follows:

Fund	Amount Outstanding at December 31, 2017	Average Borrowings*	Days Borrowings Outstanding	Average Interest Rate*
Tax-Exempt Fund	$—	$1,300,000	9	1.78%
High Income Municipal Bond Fund	—	5,166,667	3	1.78%
Floating Rate Fund	—	1,000,000	3	2.23%

*  For the year ended December 31, 2017, based on the number of days borrowings were outstanding.

Interfund Lending:

The Trust and Adviser received an exemptive order granted by the SEC on March 28, 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Board approved the Interfund Lending Policy and Procedures relating to the Facility on May 24, 2017. The Facility allows the Funds to directly lend and borrow money to or from any

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

The average borrowing for the days outstanding and average interest rate for each Fund during the year ended December 31, 2017 were as follows:

Borrowing Fund	Lending Fund	Amount Outstanding at December 31, 2017	Average Borrowings*	Days Borrowings Outstanding	Average Interest Rate*
Tax-Exempt Fund	Victory Sycamore Established Value Fund	$342,000	$342,000	3	2.04%
Floating Rate Fund	Victory Sycamore Established Value Fund	—	2,810,000	1	1.94%

*  For the year ended December 31, 2017, based on the number of days borrowings were outstanding.

7.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended December 31, 2017
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
INCORE Investment Quality Bond Fund	$1,190,617	$—	$1,190,617	$—	$1,190,617
INCORE Low Duration Bond Fund	9,778,838	—	9,778,838	—	9,778,838
High Yield Fund	3,992,625	—	3,992,625	—	3,992,625
Tax-Exempt Fund	9,671	1,131,359	1,141,030	3,561,641	4,702,671
High Income Municipal Bond Fund	40,100	—	40,100	3,604,576	3,644,676
Floating Rate Fund	36,846,521	—	36,846,521	—	36,846,521
Strategic Income Fund	2,091,036	—	2,091,036	—	2,091,036

	Year Ended December 31, 2016
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Tax-Exempt Distributions	Total Distributions Paid
INCORE Investment Quality Bond Fund	$2,478,068	$551,760	$3,029,828	$—	$—	$3,029,828
INCORE Low Duration Bond Fund	7,460,621	—	7,460,621	—	—	7,460,621
High Yield Fund	4,382,390	—	4,382,390	—	—	4,382,390
Tax-Exempt Fund	853,517	4,175,668	5,029,185	—	5,349,769	10,378,954
High Income Municipal Bond Fund	80,170	—	80,170	—	5,001,385	5,081,555
Floating Rate Fund	47,259,081	—	47,259,081	—	—	47,259,081
Strategic Income Fund	1,760,218	—	1,760,218	37,558	—	1,797,776

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

As of December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Other Temporary Differences	Total Accumulated Earnings (Deficit)
INCORE Investment Quality Bond Fund	$—	$125,765	$—	$125,765	$—	$(61,636)	$(8,073)	$—	$56,056
INCORE Low Duration Bond Fund	—	953,601	—	953,601	—	(28,774,644)	(1,978,550)	—	(29,799,593)
High Yield Fund	—	52,295	—	52,295	—	(8,853,272)	681,873	—	(8,119,104)
Tax-Exempt Fund	20,369	—	544,150	564,519	—	—	4,595,342	—	5,159,861
High Income Municipal Bond Fund	155,563	—	—	155,563	—	(1,087,810)	3,804,608	(27,581)	2,844,780
Floating Rate Fund	—	274,541	—	274,541	—	(164,679,591)	1,155,792	(27,918)	(163,277,176)
Strategic Income Fund	—	—	—	—	(78,226)	(420,587)	258,640	(27,580)	(267,753)

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable primarily

As of the end of their tax year ended December 31, 2017, the following Funds had net capital loss carryforwards ("CLCFs") as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration are applied as either short-term or long-term depending on the originating capital loss and must be utilized before those that are subject to expiration.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
INCORE Investment Quality Bond Fund	$—	$61,636	$61,636
INCORE Low Duration Bond Fund	11,395,485	17,379,159	28,774,644
High Yield Fund	3,152,113	5,701,159	8,853,272
High Income Municipal Bond Fund	1,087,810	—	1,087,810
Floating Rate Fund	26,992,083	137,687,508	164,679,591
Strategic Income Fund	—	420,587	420,587

During the tax year ended December 31, 2017, the High Yield Fund, High Income Municipal Bond Fund, Floating Rate Fund and Strategic Income Fund utilized $1,118,816, $4,064,798, $1,973,767 and $954,257, respectively, of capital loss carryforwards.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

As of December 31, 2017, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
INCORE Investment Quality Bond Fund	$44,390,923	$471,729	$(481,346)	$(9,617)
INCORE Low Duration Bond Fund	483,193,031	1,189,319	(3,203,915)	(2,014,596)
High Yield Fund	70,195,828	1,800,818	(1,118,945)	681,873
Tax-Exempt Fund	86,984,486	4,658,692	(63,350)	4,595,342
High Income Municipal Bond Fund	72,549,336	3,830,763	(26,155)	3,804,608
Floating Rate Fund	674,191,808	9,397,578	(8,241,786)	1,155,792
Strategic Income Fund	59,342,030	712,637	(453,997)	258,640

As of Decemebr 31, 2017, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)	Capital
INCORE Investment Quality Bond Fund	$464,261	$(464,261)	$—
INCORE Low Duration Bond Fund	4,228,245	(4,278,985)	50,740
High Yield Fund	4,262	(4,263)	1
Floating Rate Fund	275,616	(275,616)	—
Strategic Income Fund	365,994	(238,317)	(127,677)

8.  Capital Contribution from Prior Custodian:

During 2016, certain funds received notification from their prior custodian, State Street Bank and Trust ("State Street"), related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the over-billing, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Funds was accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2017, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

Shareholder	Fund	Percent
Guardian Life Insurance	High Yield Fund	55.9%
Morgan Stanley	Floating Rate Fund	27.6%
Guardian Life Insurance	Strategic Income Fund	59.5%

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

10.  Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — and also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The Funds' adoption of these amendments, effective with the financial statements prepared as of December 31, 2017, required additional disclosures reflected herein, but had no effect on the Funds' net assets or results of operations.

In March 2017, the FASB issued Accounting Standards Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

11.  Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Victory Floating Rate Fund, Victory High Income Municipal Bond Fund, Victory High Yield Fund, Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory Strategic Income Fund, and Victory Tax-Exempt Fund and the Board of Trustees of the Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Victory Floating Rate Fund, Victory High Income Municipal Bond Fund, Victory High Yield Fund, Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory Strategic Income Fund, and Victory Tax-Exempt Fund (collectively referred to as the "Funds") (seven of the portfolios constituting the Victory Portfolios (the "Trust")), including the portfolios of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds at December 31, 2017, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial statements and financial highlights of the Funds for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 28, 2018

Victory Portfolios	Supplemental Information December 31, 2017

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 43 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 66	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, 70	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 66*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 74	Trustee	July 2016	Retired; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 63	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

Victory Portfolios	Supplemental Information — continued December 31, 2017

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 64	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 60*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 56	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, 73	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 45**	Trustee	May 2008	Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Portfolios	Supplemental Information — continued December 31, 2017

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The current officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Trust's Treasurer is employed by Citi, which entity receives fees from the Trust for serving as the sub-fund accountant and sub-administrator.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 56	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 48	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 44	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 49	Treasurer**	May 2006-May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Christopher A. Ponte, 33	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017). Registered Principal, Victory Capital Advisers, Inc. (since 2011).
Allan Shaer, 52	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Edward J. Veilleux, 74	Chief Compliance Officer***	October 2005-July 2017	President of EJV Financial Services (mutual fund consulting).
Colin Kinney, 44	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 57	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 64	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (2011-2017); Partner, Shearman & Sterling LLP (since 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

**  On May 24, 2017, Mr. Sabato resigned his position with the Trust.

***  On July 1, 2017, Mr. Veilleux resigned his position with the Trust.

Victory Portfolios	Supplemental Information — continued December 31, 2017

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Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December, 31, 2017.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
INCORE Investment Quality Bond Fund
Class A Shares	$1,000.00	$1,012.80	$4.57	0.90%
Class C Shares	1,000.00	1,007.50	8.96	1.77%
Class R Shares	1,000.00	1,010.30	6.59	1.30%
Class Y Shares	1,000.00	1,014.00	3.35	0.66%
INCORE Low Duration Bond Fund
Class A Shares	1,000.00	1,004.80	4.30	0.85%
Class C Shares	1,000.00	1,000.90	8.17	1.62%
Class R Shares	1,000.00	1,002.70	6.41	1.27%
Class Y Shares	1,000.00	1,006.00	3.08	0.62%
High Yield Fund
Class A Shares	1,000.00	1,046.40	5.16	1.00%
Class C Shares	1,000.00	1,041.40	8.75	1.70%
Class R Shares	1,000.00	1,044.00	6.96	1.35%
Class Y Shares	1,000.00	1,047.80	3.92	0.76%

Victory Portfolios	Supplemental Information — continued December 31, 2017

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	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
Tax-Exempt Fund
Class A Shares	$1,000.00	$1,039.40	$4.11	0.80%
Class C Shares	1,000.00	1,034.10	8.20	1.60%
Class Y Shares	1,000.00	1,040.00	3.55	0.69%
High Income Municipal Bond Fund
Class A Shares	1,000.00	1,042.90	4.12	0.80%
Class C Shares	1,000.00	1,038.80	8.07	1.57%
Class Y Shares	1,000.00	1,044.10	2.94	0.57%
Floating Rate Fund
Class A Shares	1,000.00	1,023.20	5.10	1.00%
Class C Shares	1,000.00	1,019.00	9.16	1.80%
Class R Shares	1,000.00	1,020.20	7.94	1.56%
Class Y Shares	1,000.00	1,024.30	3.98	0.78%
Strategic Income Fund
Class A Shares	1,000.00	1,023.90	4.85	0.95%
Class C Shares	1,000.00	1,020.70	8.86	1.74%
Class R Shares	1,000.00	1,022.70	6.83	1.34%
Class Y Shares	1,000.00	1,026.20	3.78	0.74%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued December 31, 2017

  (Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
INCORE Investment Quality Bond Fund
Class A Shares	$1,000.00	$1,020.67	$4.58	0.90%
Class C Shares	1,000.00	1,016.28	9.00	1.77%
Class R Shares	1,000.00	1,018.65	6.61	1.30%
Class Y Shares	1,000.00	1,021.88	3.36	0.66%
INCORE Low Duration Bond Fund
Class A Shares	1,000.00	1,020.92	4.33	0.85%
Class C Shares	1,000.00	1,017.04	8.24	1.62%
Class R Shares	1,000.00	1,018.80	6.46	1.27%
Class Y Shares	1,000.00	1,022.13	3.11	0.62%
High Yield Fund
Class A Shares	1,000.00	1,020.16	5.09	1.00%
Class C Shares	1,000.00	1,016.64	8.64	1.70%
Class R Shares	1,000.00	1,018.40	6.87	1.35%
Class Y Shares	1,000.00	1,021.37	3.87	0.76%
Tax-Exempt Fund
Class A Shares	1,000.00	1,021.17	4.08	0.80%
Class C Shares	1,000.00	1,017.14	8.13	1.60%
Class Y Shares	1,000.00	1,021.73	3.52	0.69%
High Income Municipal Bond Fund
Class A Shares	1,000.00	1,021.17	4.08	0.80%
Class C Shares	1,000.00	1,017.29	7.98	1.57%
Class Y Shares	1,000.00	1,022.33	2.91	0.57%
Floating Rate Fund
Class A Shares	1,000.00	1,020.16	5.09	1.00%
Class C Shares	1,000.00	1,016.13	9.15	1.80%
Class R Shares	1,000.00	1,017.34	7.93	1.56%
Class Y Shares	1,000.00	1,021.27	3.97	0.78%
Strategic Income Fund
Class A Shares	1,000.00	1,020.42	4.84	0.95%
Class C Shares	1,000.00	1,016.43	8.84	1.74%
Class R Shares	1,000.00	1,018.45	6.82	1.34%
Class Y Shares	1,000.00	1,021.48	3.77	0.74%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued December 31, 2017

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2017, the Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Amount
High Yield Fund	1%

Dividends qualified for corporate dividends received deductions of:

Amount
High Yield Fund	1%

For the year ended December 31,2017, the following Funds designated tax-exempt income distributions:

Amount
Tax-Exempt Fund	$3,561,641
High Income Municipal Bond Fund	3,604,576

For the year ended December 31, 2017, the following Funds designated long-term capital gain distributions:

Amount
Tax-Exempt Fund	$1,131,359

For the year ended December 31, 2017, the following Funds designated ordinary income distributions:

Amount
Tax-Exempt Fund	$9,671

Victory Portfolios	Supplemental Information — continued December 31, 2017

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of each of the Funds at a meeting, which was called for that purpose, on December 5, 2017. The Board also considered information relating to the Funds and the Agreement provided throughout the year and at a meeting on October 24, 2017. The Board noted that prior to each Fund's reorganization on July 29, 2016, each Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  Total expenses of each Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of each Fund individually. In addition, the Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees, with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by FUSE Research Network, LLC ("FUSE") and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of each Fund's peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of

Victory Portfolios	Supplemental Information — continued December 31, 2017

  (Unaudited)

similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which are generally viewed as a method by which the investment adviser shares economies of scale as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following each Fund's reorganization, each Fund, with the exception of the INCORE Low Duration Bond Fund and INCORE Investment Quality Bond Fund, is managed by substantially the same investment management team that managed the comparable predecessor fund.

With respect to the High Yield Fund, the Tax-Exempt Fund, the High Income Municipal Bond Fund, the Floating Rate Fund and the Strategic Income Fund, the Board considered the relative roles and responsibilities of the Adviser and each Fund's sub-adviser and noted that, among other things: (1) the sub-advisory fees for the Fund would be paid by the Adviser and, therefore, would not be a direct expense of the Fund; and (2) the Adviser would supervise the sub-adviser.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

INCORE Investment Quality Bond Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one- and five-year periods, underperformed the benchmark index for the three- and ten-year periods, and outperformed the peer group for all of the periods reviewed.

The Board noted that the Adviser's INCORE investment management team replaced the predecessor fund's investment sub-adviser as portfolio managers for the Fund upon completion of the Fund's reorganization.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) that the Fund had performed well during the recent periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

INCORE Low Duration Bond Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all of the periods reviewed, and underperformed the peer group for all of the periods reviewed with the exception of the ten-year period.

The Board noted that the Adviser's INCORE investment management team replaced the predecessor fund's investment sub-adviser as portfolio managers for the Fund upon completion of the Fund's reorganization.

Victory Portfolios	Supplemental Information — continued December 31, 2017

  (Unaudited)

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) that the Fund had performed well as compared to its benchmark index during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

High Yield Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one-year period and the peer group for the one- and ten-year periods, and underperformed the benchmark index for the three-, five- and ten-year periods, and the peer group for the three- and five-year periods. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) that management will continue to monitor the Fund's performance in the upcoming year, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Tax-Exempt Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed both the benchmark index and the peer group for all of the periods reviewed. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) that management will continue to monitor the Fund's performance in the upcoming year, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

High Income Municipal Bond Fund

The Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one-year period, outperformed the benchmark index for the three- and five-year periods, and underperformed the peer group for all of the periods reviewed. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) that management will continue to monitor the Fund's performance in the upcoming year, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Victory Portfolios	Supplemental Information — continued December 31, 2017

  (Unaudited)

Floating Rate Fund

The Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all periods reviewed, outperformed the peer group for the one-year period, and underperformed the peer group for the three- and five-year periods. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) that management will continue to monitor the Fund's performance in the upcoming year, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Strategic Income Fund

The Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one- and five-year periods, underperformed the benchmark index for the three-year period, and underperformed the peer group for all of the periods reviewed. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) ) that management will continue to monitor the Fund's performance in the upcoming year, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Victory Portfolios	Supplemental Information — continued December 31, 2017

  (Unaudited)

Considerations of the Board in Approving the Park Avenue Investment Sub-Advisory Agreement

The Board approved the investment sub-advisory agreement between the Adviser and Park Avenue Institutional Advisers LLC (the "Sub-Adviser") (the "Sub-Advisory Agreement") on behalf of each of the High Yield Fund, Tax Exempt Fund, High Income Municipal Bond Fund, Floating Rate Fund and Strategic Income Fund at a meeting, which was called for that purpose, on December 5, 2017. The Board also considered information relating to the Funds and the Sub-Advisory Agreement provided throughout the year and at a meeting on October 24, 2017. The Board noted that prior to each Fund's reorganization on July 29, 2016, each Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016, and sub-advised by the Sub-Adviser. In considering whether to approve the Sub-Advisory Agreement, the Board requested, and the Sub-Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board reviewed numerous factors with respect to each Fund including the Sub-Adviser's history as sub-adviser for each predecessor fund and the services to be provided by the Sub-Adviser as the sub-adviser.

In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of each Fund for the services provided by the Sub-Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that could benefit Fund shareholders as the Funds grow;

•  Representations by the Adviser that the sub-advisory fee for each Fund is within the range of fees agreed to in the market for similar services;

•  Whether the fee would be sufficient to enable the Sub-Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  Management's commitment to operating the Fund at competitive expense levels;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser as a result of its sub-advisory relationship with the Funds;

•  The capabilities and financial condition of the Sub-Adviser;

•  The nature, quality and extent of the oversight and compliance services provided by the Adviser;

•  The historical relationship between the predecessor funds and the Sub-Adviser; and

•  Current economic and industry trends.

The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus. The Board recognized that because the sub-advisory fees are paid by the Adviser, any arrangement by the Sub-Adviser to reduce its fee as a Fund grows would have no direct impact on the Fund or its shareholders. The Board considered the relative roles and responsibilities of the Adviser and the Sub-Adviser and the Adviser's representation that the fees to be paid to the Sub-Adviser are within the range of sub-advisory fees paid to other sub-advisers for similar services.

The Board considered each Fund's total operating expense ratio on a net and gross basis as compared with a universe of comparable mutual funds compiled by FUSE Research Network, LLC ("FUSE") and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of each Fund's peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of

Victory Portfolios	Supplemental Information — continued December 31, 2017

  (Unaudited)

comparable funds, and peer groups of funds with comparable investment strategies and assets levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board noted that, following each Fund's reorganization, each Fund is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

High Yield Fund

The Board noted that the High Yield Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board considered that the Fund's Class A net annual expense ratio was reasonable as compared to the median expense ratio for the peer group. The Board then compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one-year period and the peer group for the one- and ten-year periods, and underperformed the benchmark index for the three-, five- and ten-year periods, and the peer group for the three- and five-year periods.

Tax-Exempt Fund

The Board noted that the Tax-Exempt Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board considered that the Fund's Class A net annual expense ratio was reasonable as compared to the median expense ratio for the peer group. The Board then compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed both the benchmark index and the peer group for all of the periods reviewed.

High Income Municipal Bond Fund

The Board noted that the High Income Municipal Bond Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board considered that the Fund's Class A net annual expense ratio was reasonable as compared to the median expense ratio for the peer group. The Board then compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one-year period, outperformed the benchmark index for the three- and five-year periods, and underperformed the peer group for all of the periods reviewed.

Floating Rate Fund

The Board noted that the Floating Rate Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board considered that the Fund's Class A net annual expense ratio was reasonable as compared to the median expense ratio for the peer group. The then Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all periods reviewed, outperformed the peer group for the one-year period, and underperformed the peer group for the three- and five-year periods.

Victory Portfolios	Supplemental Information — continued December 31, 2017

  (Unaudited)

Strategic Income Fund

The Board noted that the Strategic Income Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board considered that the Fund's Class A net annual expense ratio was reasonable as compared to the median expense ratio for the peer group. The Board then compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one- and five-year periods, underperformed the benchmark index for the three-year period, and underperformed the peer group for all of the periods reviewed.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board concluded, among other things, that the Sub-Advisory Agreement, with respect to each of the Funds discussed above, was consistent with the best interests of the Fund and its shareholders and unanimously approved the Sub-Advisory Agreement (including the fees to be charged for services thereunder), on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services and the estimated profitability of the Sub-Adviser's relationship with each Fund;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser, which have resulted in each Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Funds; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VPRSFIF-AR (12/17)

December 31, 2017

Annual Report

Victory RS Small Cap Growth Fund

Victory RS Select Growth Fund

Victory RS Mid Cap Growth Fund

Victory RS Growth Fund

Victory RS Science and Technology Fund

Victory RS Small Cap Equity Fund

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (unaudited)	3
Fund Review and Commentary (unaudited)	4
Financial Statements
The Victory Growth Funds
Victory RS Small Cap Growth Fund
Schedule of Portfolio Investments	22
Statements of Assets and Liabilities	39
Statements of Operations	41
Statements of Changes in Net Assets	43-45
Financial Highlights	49-53
Victory RS Select Growth Fund
Schedule of Portfolio Investments	25
Statements of Assets and Liabilities	39
Statements of Operations	41
Statements of Changes in Net Assets	43-45
Financial Highlights	54-58
Victory RS Mid Cap Growth Fund
Schedule of Portfolio Investments	28
Statements of Assets and Liabilities	39
Statements of Operations	41
Statements of Changes in Net Assets	43-45
Financial Highlights	59-63
Victory RS Growth Fund
Schedule of Portfolio Investments	31
Statements of Assets and Liabilities	40
Statements of Operations	42
Statements of Changes in Net Assets	46-48
Financial Highlights	64-67
Victory RS Science and Technology Fund
Schedule of Portfolio Investments	33
Statements of Assets and Liabilities	40
Statements of Operations	42
Statements of Changes in Net Assets	46-48
Financial Highlights	68-71
Victory RS Small Cap Equity Fund
Schedule of Portfolio Investments	36
Statements of Assets and Liabilities	40
Statements of Operations	42
Statements of Changes in Net Assets	46-48
Financial Highlights	72-75
Notes to Financial Statements	76
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	88
Supplemental Information (unaudited)	89
Trustee and Officer Information	89
Proxy Voting and Form N-Q Information	92
Expense Examples	92
Additional Federal Income Tax Information	95
Advisory Contract Approval	96

1

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders

Dear Shareholder,

For all practical purposes, 2017 was a full-on stampede. The bull market roared ahead and domestic stocks registered their ninth consecutive year of gains. The S&P 500 Index® increased nearly 22 percent, the Dow Jones Industrial Average was up 25 percent, and the tech-heavy NASDAQ Composite outpaced both, rising 28 percent. Global investors also enjoyed robust returns, led by the 37 percent gains posted by the MSCI Emerging Markets Index. By virtually any measure, equities enjoyed a very good year.

Investors celebrated strong corporate profits and rising real gross domestic product, which increased at an annual rate of 3.2 percent in the third quarter, according to the U.S. Bureau of Economic Analysis. The consumer also played a leading role as annual retail sales grew by 4.2 percent during 2017, according to the U.S. Department of Commerce, the strongest growth since 2014. Add in the new sweeping legislation that will significantly lower corporate tax rates and it's easy to see why markets were buoyed.

Yet despite this encouraging backdrop, the pragmatists among us continue to fret. Maybe that's not such a bad thing since unbridled optimism often ends in tears. Given where we are in this business cycle, we believe that risk management protocols are likely to become more important than ever.

There are plenty of potential headwinds to contemplate. Chief among these are concerns regarding future borrowing costs and the trajectory of interest rates. The Federal Reserve has telegraphed its intentions to tighten monetary policy by ending its bond buying program and continuing on a path of measured rate increases in 2018. It's no surprise that early in the year, the 10-Year Treasury responded by pushing above 2.5 percent, still low by historical standards but possibly trending towards levels not seen in some time.

Some investors are leery of tighter labor markets, higher wages, and the possibility of rising inflation. Others are more focused on valuations and wonder if certain sectors have gotten ahead of fundamentals. And finally, geopolitical tensions are never far from mind since they can materialize with little warning. Areas of concern ebb and flow with the news, shifting from the Korean Peninsula to U.S.-Russian relations to the Mideast or any number of global hot spots.

All these risks do not necessarily portend to trouble. But after years of impressive stock market gains it's important that we acknowledge both the risks and historical rates of return. Risk management is a hallmark of our independent investment franchises at Victory Capital, all of which are committed to offering products that help investors achieve their objectives at all points of the market cycle. This could prove invaluable in an aging bull market.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

3

The Victory RS Growth Funds (Unaudited)

Victory RS Small Cap Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  In a strong year for U.S. equity markets, small-cap growth stocks as measured by the Russell 2000® Growth Index (the "Index") delivered solid gains, supported by a strong economic landscape and a strength in underlying fundamentals.

•  Victory RS Small Cap Growth Fund (the "Fund") delivered strong positive performance and outperformed the Index for the twelve-month period ended December 31, 2017. This outperformance was due to positive stock selection in six of the eight core sectors of coverage, led by stock selection within the Technology and Health Care sectors. Stock selection in Materials & Processing and Energy provided modest offsets to the Fund's relative performance.

•  The Fund seeks long-term capital growth by investing primarily in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

U.S. equity markets delivered robust positive performance in 2017, as the S&P 500® Index delivered its ninth straight year of positive returns. The stock market advance was supported by the resilience in the U.S. economy, continued strength in the job market, and the passing of the largest corporate tax reform in decades.

The year began on a positive note with strong performance in January and subsequently posted another eleven straight months of positive returns, resulting in the first year on record that the S&P 500 provided positive returns in each month of the year. This record-setting year occurred despite the continued rhetoric from Donald Trump regarding North Korea and the Federal Reserve reversing the extreme monetary policy that it had introduced during the global financial crisis almost ten years ago. Stock market performance was largely driven by the strength in corporate fundamentals, which in turn was driven by the continued strength of the U.S. economy. Gross Domestic Product ("GDP") posted consecutive quarters of annualized real growth above 3% for the first time since 2013, according to the Bureau of Economic Analysis. Large-cap stocks outperformed mid- and small-cap stocks during the year, as measured by the Russell family of indices, reversing the outperformance of small-cap stocks in 2016. Growth-oriented investments continued to outperform value, as investors favored the strong fundamentals and relative certainty of growth stocks. Growth stocks as measured by the Russell 3000® Growth Index have now outperformed value stocks as measured by the Russell 3000® Value Index over the 1, 3, 5, 10, and 15 year periods.

Performance Update

The Fund (Class A Shares at net asset value) returned 36.86% for the twelve-month period ended December 31, 2017, outperforming the Index, which returned 22.17%.

4

The Victory RS Growth Funds (Unaudited)

Portfolio Review

Within the Technology sector, contributors included RingCentral, a provider of software-as-a-service solutions for businesses to support modern communications. RingCentral's outperformance was driven by strong execution, as the company reported revenue up 34% year-over-year and wider gross margins, leading to earnings that doubled year-over-year in the most recent quarter and easily beat expectations. Our outlook for the company remains strong, driven by its continued march to the larger enterprise market and by the company's attractive valuation relative to its anticipated growth rate.

Stock selection within the Health Care sector was also additive to performance, due in large part to investments in biotechnology companies Loxo Oncology, Inc. and Ignyta, Inc. Loxo has shown great progress in identifying and inhibiting the operation of the specific enzymes that contribute to tumor growth, rather than targeting a specific cancer, and thus may provide treatment for a wide variety of cancer types.

Ignyta is focused on precision medicine in oncology and is pursuing an integrated therapeutic and companion diagnostic strategy for treating cancer patients, with a number of compounds in the pipeline. The stock performed well throughout the year, highlighted by the announcement it would be acquired by Roche in December.

Within the Health Care sector, Five Prime Therapeutics, Inc. was a negative contributor. Five Prime Therapeutics, Inc. is a clinical-stage biotechnology company focused on discovering and developing protein therapeutics. The stock underperformed, given results of a phase 1 trial that showed high levels of toxicity. We continue to hold the position as we believe there may be long-term value in the drug.

MSC Industrial Direct Co., Inc., a distributor of metalworking and maintenance, repair and operations products and services, also detracted from performance. We invested in MSC given their leading industrial distributor position and ability to help their customers reduce costs. However, the stock underperformed due to the impact the company's shift toward national accounts had on margins, which occurred faster than anticipated.

Ritchie Bros. Auctioneers Inc., an industrial auctioneer and used equipment distributor, was also a negative contributor to performance. We owned the stock given the company's leading position in construction equipment auctioning, strengthening end markets for used equipment, and new market opportunities in transportation, agriculture, and oil and gas markets. We sold the Fund's position as a result of the prolonged acquisition of IronPlanet, a deal we believe has long-term transformative potential but execution issues related to the acquisition that have delayed the realization of synergies and disrupted the sales force.

Outlook

Looking ahead, we remain optimistic for U.S. economic growth and corporate earnings against an expected backdrop of positive employment trends, improving income growth, and moderate inflation. While we acknowledge potential headwinds from a less accommodative Fed, as well as international economic uncertainty, we note that the U.S. economy is still expected to grow at a high rate, supported by the largest corporate tax reform in decades. Despite an expected uptick in U.S. interest rates, they remain low relative to history. We believe that the current environment remains supportive of small-cap stocks. We also remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

5

The Victory RS Growth Funds (Unaudited)

Victory RS Small Cap Growth Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	11/30/87		9/6/07		1/22/07	7/12/17	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000 Growth Index[1]
One Year	36.86%	29.00%	35.84%	34.84%	36.24%	N/A	37.23%	22.17%
Three Year	11.38%	9.21%	10.55%	10.55%	10.98%	N/A	11.69%	10.28%
Five Year	17.66%	16.27%	16.74%	16.74%	17.17%	N/A	17.98%	15.21%
Ten Year	9.99%	9.34%	8.87%	8.87%	9.39%	N/A	10.34%	9.19%
Since Inception	13.56%	13.33%	8.60%	8.60%	9.83%	16.23%	10.48%	N/A
Expense Ratios
Gross	1.45%		2.22%		1.70%	1.06%	1.21%
With Applicable Waivers	1.40%		2.16%		1.70%	1.06%	1.13%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017 except Class R6's prospectus dated July 11, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Small Cap Growth Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

The Victory RS Growth Funds (Unaudited)

Victory RS Select Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  Small- and mid-cap stocks, as measured by the Russell 2000® Index and the Russell Midcap® Index, returned strong positive performance for the year, supported by a strong economic landscape and a strength in underlying fundamentals.

•  Victory RS Select Growth Fund (the "Fund") delivered solid positive return but underperformed both the Russell 2500TM Growth Index and the Russell 2000® Growth Index for the twelve-month period ended December 31, 2017. Stock selection in the Health Care sector was a significant detractor from relative performance. Security selection in Financial Services was the largest sector contributor.

•  The Fund seeks long-term capital growth by investing primarily in small- and mid-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

U.S. equity markets delivered robust positive performance in 2017, as the S&P 500® Index delivered its ninth straight year of positive returns. The stock market advance was supported by the resilience in the U.S. economy, continued strength in the job market, and the passing of the largest corporate tax reform in decades.

The year began on a positive note with strong performance in January and subsequently posted another eleven straight months of positive returns, resulting in the first year on record that the S&P 500 provided positive returns in each month of the year. This record-setting year occurred despite the continued rhetoric from Donald Trump regarding North Korea and the Federal Reserve reversing the extreme monetary policy that it had introduced during the global financial crisis almost ten years ago. Stock market performance was largely driven by the strength in corporate fundamentals, which in turn was driven by the continued strength of the U.S. economy. Gross Domestic Product ("GDP") posted consecutive quarters of annualized real growth rate above 3% for the first time since 2013, according to the Bureau of Economic Analysis. Large-cap stocks outperformed mid- and small-cap stocks during the year, as measured by the Russell family of indices, reversing the outperformance of small-cap stocks in 2016. Growth-oriented investments continued to outperform value, as investors favored the strong fundamentals and relative certainty of growth stocks. Growth stocks as measured by the Russell 3000® Growth Index have now outperformed value stocks as measured by the Russell 3000® Value Index over the 1, 3, 5, 10, and 15 year periods.

Performance Update

The Fund (Class A Shares at net asset value) returned 17.10% for the twelve-month period ended December 31, 2017, underperforming its benchmarks, the Russell 2500TM Growth Index and the Russell 2000® Growth Index, which returned 24.46% and 22.17%, respectively.

7

The Victory RS Growth Funds (Unaudited)

Portfolio Review

Within the Health Care sector, Biotechnology was a significant detractor due to holdings Eagle Pharmaceuticals, Inc. and Alkermes plc. Eagle Pharmaceuticals is focused on developing and commercializing injectable products in the critical care and oncology areas. The Fund's position had been reduced in April as part of our risk management process to take profits after a strong start to the year. This proved timely as the FDA declined to approve the company's drug Ryanodex to treat heatstroke and requested an additional clinical trial. Despite our material sell-off, we continue to believe in Eagle Pharmaceuticals' long-term prospects; thus, we continued to hold the position at year-end.

Alkermes, a Biotechnology holding, also negatively contributed to the Fund's performance. Alkermes has more than 20 commercial drug products and candidates that address serious and chronic diseases, such as addiction, schizophrenia, diabetes and depression. We sold the Fund's position given the reduced prospects for the company's Vivitrol drug, a treatment for opioid dependence.

Ritchie Bros. Auctioneers Inc., an Industrial auctioneer and used equipment distributor, was also a negative contributor to performance. We owned the stock given the company's leading position in construction equipment auctioning, strengthening end markets for used equipment, and new market opportunities in transportation, agriculture, and oil and gas markets. We sold the Fund's position as a result of the prolonged acquisition of IronPlanet, a deal we believe has long-term transformative potential, but execution issues related to the acquisition have delayed the realization of synergies and disrupted the sales force.

On a positive note, stock selection within Financial Services boosted relative returns, driven by long-time Financial Service holding LendingTree, Inc. LendingTree operates an online loan marketplace for consumers seeking loans and other credit-based offerings. We owned LendingTree given the long-term growth opportunity for advertising spend by Financial Service companies that has moved increasingly online. The company continued to execute well, supported by the company's expansion into more products, including personal loans.

Fund performance was also aided by Health Care holding Align Technology, Inc., a designer, manufacturer, and marketer of a system of clear aligner therapy for dental professionals. Align has continued to produce results that have far exceeded expectations both within the U.S. and abroad, including strong results for their products and services in China. We remain believers in the company's ability to take incremental market share.

Computer services software & systems company Paycom Software, Inc. was another strong contributor. Paycom provides a cloud-based human capital management software solution that is delivered as software-as-a-service for small to mid-sized companies in the U.S. The stock performed well throughout 2017 given increased guidance from management, driven by new business and sales retention that remained above 90%.

Outlook

Looking ahead, we remain optimistic for U.S. economic growth and corporate earnings against an expected backdrop of positive employment trends, improving income growth, and moderate inflation. While we acknowledge potential headwinds from a less accommodative Fed, as well as international economic uncertainty, we note that the U.S. economy is still expected to grow at a high rate, supported by the largest corporate tax reform in decades. Despite an expected uptick in U.S. interest rates, they remain low relative to history. We believe that the current environment remains supportive of small and mid-cap stocks. We also remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

8

The Victory RS Growth Funds (Unaudited)

Victory RS Select Growth Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	8/1/96		11/15/07		2/12/07	11/14/16	5/1/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000 Growth Index[1]	Russell 2500 Growth Index[2]
One Year	17.10%	10.36%	16.19%	15.19%	16.51%	17.48%	17.40%	22.17%	24.46%
Three Year	7.62%	5.51%	6.78%	6.78%	7.10%	N/A	7.90%	10.28%	10.88%
Five Year	11.68%	10.36%	10.81%	10.81%	11.13%	N/A	11.98%	15.21%	15.47%
Ten Year	8.75%	8.11%	7.79%	7.79%	7.89%	N/A	N/A	9.19%	9.62%
Since Inception	11.08%	10.78%	7.55%	7.55%	8.19%	17.54%	16.62%	N/A	N/A
Expense Ratios
Gross	1.47%		2.23%		1.82%	26.37%	1.20%
With Applicable Waivers	1.40%		2.18%		1.82%	1.06%	1.14%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Select Growth Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

2The Russell 2500TM Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2500TM Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

The Victory RS Growth Funds (Unaudited)

Victory RS Mid Cap Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  U.S. mid-cap growth stocks, as measured by the Russell Midcap® Growth Index (the "Index"), returned solid positive performance in 2017, supported by a strong economic landscape and a rebound in commodity markets.

•  Victory RS Mid Cap Growth Fund (the "Fund") delivered positive performance for the twelve-month period ended December 31, 2017, but underperformed the Index. The Fund's performance relative to the Index was hindered primarily stock selection in Consumer Staples and Financial Services. Stock selection in Health Care and Energy helped offset a portion of the underperformance.

•  The Fund seeks long-term capital growth by investing primarily in mid-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

U.S. equity markets delivered robust positive performance in 2017, as the S&P 500® Index delivered its ninth straight year of positive returns. The stock market advance was supported by the resilience in the U.S. economy, continued strength in the job market, and the passing of the largest corporate tax reform in decades.

The year began on a positive note with strong performance in January and subsequently posted another eleven straight months of positive returns, resulting in the first year on record that the S&P 500 provided positive returns in each month of the year. This record-setting year occurred despite the continued rhetoric from Donald Trump regarding North Korea and the Federal Reserve reversing the extreme monetary policy that it had introduced during the global financial crisis almost ten years ago. Stock market performance was largely driven by the strength in corporate fundamentals, which in turn was driven by the continued strength of the U.S. economy. Gross Domestic Product ("GDP") posted two consecutive quarters of annualized real growth above 3% for the first time since 2013, according to the Bureau of Economic Analysis. Large-cap stocks outperformed mid and small-cap stocks during the year, as measured by the Russell family of indices, reversing the outperformance of small-cap stocks in 2016. Growth-oriented investments continued to outperform value, as investors favored the strong fundamentals and relative certainty of growth stocks. Growth stocks as measured by the Russell 3000® Growth Index have now outperformed value stocks as measured by the Russell 3000® Value Index over the 1, 3, 5, 10, and 15 year periods.

Performance Update

The Fund (Class A Shares at net asset value) gained 20.87% for the twelve-month period ended December 31, 2017, underperforming the Index, which returned 25.27%.

10

The Victory RS Growth Funds (Unaudited)

Portfolio Review

Ritchie Bros. Auctioneers Inc., an industrial auctioneer and used equipment distributor, was a negative contributor to the Fund's performance. We owned the stock given the company's leading position in construction equipment auctioning, strengthening end markets for used equipment, and new market opportunities in transportation, agriculture, and oil and gas markets. We sold the Fund's position as a result of the prolonged acquisition of IronPlanet, a deal we believe has long-term transformative potential, but execution issues related to the acquisition that have delayed the realization of synergies and disrupted the sales force.

Food, beverage, and tobacco industry holding Post Holdings, Inc. also detracted from performance. Post is a consumer packaged goods holding company with segments that include the Post Foods branded ready-to-eat cereal operations. We invested in Post given our view that synergies from several deals the company had completed were being largely ignored by the analysts, while Post had a number of clear drivers to boost earnings in the years to come. The stock underperformed despite the announced acquisition of Bob Evans Farms, a deal we view as highly synergistic and supportive of our continued positive outlook.

Lululemon Athletica, Inc., a designer, distributor and retailer of athletic apparel, also negatively contributed to performance given reduced guidance driven by a weak retail environment, product assortment issues, and self-inflicted missteps related to their supply chain and website. Given the execution issues we liquidated the position after it scored lower on a number of our risk screens.

On a positive note, Health Care holding Bluebird Bio, Inc. was a leading contributor to performance. Bluebird is a biotechnology company that uses an HIV-1 virus, Lentivirus, as a means to modify genes and correct a patient's abnormal stem cells. bluebird shared strong results in a number of trials, including their phase 1 therapy study of the treatment of late-stage relapsed multiple myeloma, which provided us with confidence that the company may only be at the early stage of their potential.

Another positive contributor to performance was global logistics and transportation holding XPO Logistics, Inc. XPO is a global provider of supply chain solutions that are likely to benefit from the structural shift in retail from brick and mortar to e-commerce. The company performed well during 2017, as more than 30% of its sales are tied to e-commerce and its competitive foothold proved substantial and it continued to expand margins.

Fund performance was also aided by Health Care holding Align Technology, Inc., a designer, manufacturer, and marketer of a system of clear aligner therapy for dental professionals. Align has continued to produce results that have far exceeded expectations both within the U.S. and abroad, including strong results for their products and services in China. We remain believers in the company's ability to take incremental market share.

Outlook

Looking ahead, we remain optimistic for U.S. economic growth and corporate earnings against an expected backdrop of positive employment trends, improving income growth, and moderate inflation. While we acknowledge potential headwinds from a less accommodative Fed, as well as international economic uncertainty, we note that the U.S. economy is still expected to grow at a high rate, supported by the largest corporate tax reform in decades. Despite an expected uptick in U.S. interest rates, they remain low relative to history. We believe that the current environment remains supportive of mid-cap stocks. We also remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

11

The Victory RS Growth Funds (Unaudited)

Victory RS Mid Cap Growth Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	7/12/95		5/21/07		12/4/06	11/15/16	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Russell Mid Cap Growth Index[1]
One Year	20.87%	13.93%	19.81%	18.81%	20.21%	21.23%	21.19%	25.27%
Three Year	8.56%	6.44%	7.60%	7.60%	7.98%	N/A	8.85%	10.30%
Five Year	14.54%	13.19%	13.55%	13.55%	13.97%	N/A	14.84%	15.30%
Ten Year	6.60%	5.97%	5.59%	5.59%	5.98%	N/A	6.88%	9.10%
Since Inception	9.61%	9.32%	5.50%	5.50%	6.57%	21.55%	7.22%	N/A
Expense Ratios
Gross	1.27%		2.11%		1.69%	25.90%	1.05%
With Applicable Waivers	1.20%		2.11%		1.69%	0.94%	0.95%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Mid Cap Growth Fund — Growth of $10,000

1The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

The Victory RS Growth Funds (Unaudited)

Victory RS Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  Large-cap growth stocks delivered the strongest performance among U.S. equity styles in 2017, aided by positive earnings trends and a strong underlying economic environment.

•  Victory RS Growth Fund (the "Fund") returned strong absolute and relative performance for the twelve-month period ended December 31, 2017, outperforming the Russell 1000® Growth Index (the "Index"). This outperformance was driven by stock selection in the Consumer Discretionary, Technology, and Financial Services sectors. Stock selection in Materials & Processing and Consumer Staples offset a portion of the excess performance.

•  The Fund seeks long-term capital growth by investing primarily in large-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

U.S. equity markets delivered robust positive performance in 2017, as the S&P 500® Index delivered its ninth straight year of positive returns. The stock market advance was supported by the resilience in the U.S. economy, continued strength in the job market, and the passing of the largest corporate tax reform in decades.

The year began on a positive note with strong performance in January and subsequently posted another eleven straight months of positive returns, resulting in the first year on record that the S&P 500 provided positive returns in each month of the year. This record-setting year occurred despite the continued rhetoric from Donald Trump regarding North Korea and the Federal Reserve reversing the extreme monetary policy that it had introduced during the global financial crisis almost ten years ago. Stock market performance was largely driven by the strength in corporate fundamentals, which in turn was driven by the continued strength of the U.S. economy. Gross Domestic Product ("GDP") posted two consecutive quarters of annualized real growth above 3% for the first time since 2013, according to the Bureau of Economic Analysis. Large-cap stocks outperformed mid- and small-cap stocks during the year, as measured by the Russell family of indices, reversing the outperformance of small-cap stocks in 2016. Growth-oriented investments continued to outperform value, as investors favored the strong fundamentals and certainty of growth stocks. Growth stocks as measured by the Russell 3000® Growth Index have now outperformed value stocks as measured by the Russell 3000® Value Index over the 1, 3, 5, 10, and 15 year periods.

Performance Update

The Fund (Class A Shares at net asset value) returned 31.75% for the twelve-month period ended December 31, 2017, outperforming the Index, which returned 30.21%.

Portfolio Review

On a positive note, Health Care holding Bluebird Bio, Inc. was a leading contributor to performance. Bluebird is a Biotechnology company that uses an HIV-1 virus, Lentivirus, as a means to modify genes and correct a patient's abnormal stem cells. Bluebird shared strong

13

The Victory RS Growth Funds (Unaudited)

results in a number of trials, including their phase 1 therapy study of the treatment of late-stage relapsed multiple myeloma, which provided us with confidence that the company may only be at the early stage of their potential.

Within the Technology sector, the largest driver of relative performance was Activision Blizzard, Inc. Activision Blizzard publishes popular video games such as Call of Duty and Destiny across multiple media platforms. Our investment reflects the opportunity we see in the electronic gaming market, an area where consumers have shown a willingness to spend money on video games and digital entertainment. The strong outperformance in the most recent period was driven by the company's execution across a number of gaming titles, and the company's leading position in the industry and its impressive slate. We believe the industry's shift to digital content should continue to lower costs and increase margins for the company.

Technology holding Lam Research Corporation was another top contributor for the year. Lam is a supplier of wafer fabrication equipment and is one of the best-positioned large-cap semiconductor equipment companies in the etch and deposition segments of the market. Performance was driven by the higher growth in these areas of the wafer fabrication equipment market and we are optimistic about the company's future.

Within the Health Care sector, global biotechnology holding Celgene Corporation negated some of the Fund's excess performance. Celgene underperformed in 2017 as the company faced larger than expected headwinds in broadening the approved use of several existing drugs. We expect the company to get back on track in 2018 given a number of catalysts, including the release of later-stage phase 3 trials for the highly promising Abraxane chemotherapy drug that has already proven to be effective at treating breast cancer.

Despite strong relative performance from the Consumer Discretionary sector, performance was hindered by Ulta Beauty, Inc., a retailer that offers one-stop shopping for over 500 brands of beauty products. Ulta has captured market share in the highly fragmented $100+ billion personal care services and products market, and we think this can continue as the company adds new product lines and expands its store footprint. Given our strong view of management and a number of growth drivers, we remain optimistic on the stock, despite a challenging 2017 that resulted from a rare sales miss relative to guidance.

Food, beverage, and tobacco industry holding Post Holdings, Inc. also detracted from performance. Post is a consumer packaged goods holding company with segments that include the Post Foods branded ready-to-eat cereal operations. We invested in Post given our view that synergies from several deals the company had completed were being largely ignored by the analysts, while Post had a number of clear drivers to boost earnings in the years to come. The stock underperformed despite the announced acquisition of Bob Evans Farms, a deal we view as highly synergistic and supportive of our continued positive outlook.

Outlook

Looking ahead, we remain optimistic for U.S. economic growth and corporate earnings against an expected backdrop of positive employment trends, improving income growth, and moderate inflation. While we acknowledge potential headwinds from a less accommodative Fed, as well as international economic uncertainty, we would note that the U.S. economy is still expected to grow at a high rate, supported by the largest corporate tax reform in decades. Despite an expected uptick in U.S. interest rates, they remain low relative to history. We believe that the current environment remains supportive of large-cap stocks. We also remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

14

The Victory RS Growth Funds (Unaudited)

Victory RS Growth Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class C		Class R	Class Y
Inception Date	5/12/92		6/30/07		11/27/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 1000 Growth Index[1]
One Year	31.75%	24.19%	30.57%	29.57%	30.92%	32.05%	30.21%
Three Year	11.73%	9.54%	10.80%	10.80%	11.05%	12.02%	13.79%
Five Year	17.11%	15.74%	16.10%	16.10%	16.40%	17.40%	17.33%
Ten Year	7.68%	7.05%	6.63%	6.63%	7.07%	7.94%	10.00%
Since Inception	10.21%	9.96%	6.62%	6.62%	7.57%	8.33%	N/A
Expense Ratios
Gross	1.20%		2.06%		1.77%	0.95%
With Applicable Waivers	1.10%		1.93%		1.71%	0.83%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Growth Fund — Growth of $10,000

1The Russell 1000 is a market capitalization-weighted index, meaning that the largest companies constitute the largest percentages in the index and will affect performance more than the smallest index members. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

The Victory RS Growth Funds (Unaudited)

Victory RS Science and Technology Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  Technology stocks, as measured by the S&P North American Technology Sector IndexTM (the "Index"), delivered strong positive performance in 2017 and outpaced the broader S&P 500® Index, aided by positive earnings trends and a strong underlying economic environment.

•  Victory RS Science and Technology Fund (the "Fund") delivered robust returns for the twelve-month period ended December 31, 2017, outperforming both the Index and the broader S&P 500® Index. The Fund benefited the most from its stock selection within the Health Care and consumer discretionary sectors that provided exposure to emerging companies focused on innovation. Stock selection within technology offset a portion of the Fund's outperformance.

•  The Fund seeks long-term capital growth by investing in science and technology companies that we believe have greater earnings potential relative to market expectations.

Market Overview

U.S. equity markets delivered robust positive performance in 2017, as the S&P 500® Index delivered its ninth straight year of positive returns. The stock market advance was supported by the resilience in the U.S. economy, continued strength in the job market, and the passing of the largest corporate tax reform in decades.

The year began on a positive note with strong performance in January and subsequently posted another eleven straight months of positive returns, resulting in the first year on record that the S&P 500 provided positive returns in each month of the year. This record-setting year occurred despite the continued rhetoric from Donald Trump regarding North Korea and the Federal Reserve reversing the extreme monetary policy that it had introduced during the global financial crisis almost ten years ago. Stock market performance was largely driven by the strength in corporate fundamentals, which was driven by the continued strength of the U.S. economy. Gross Domestic Product ("GDP") posted consecutive quarters of annualized real growth above 3% for the first time since 2013, according to the Bureau of Economic Analysis. Large-cap stocks outperformed mid- and small-cap stocks during the year, as measured by the Russell family of indices, reversing the outperformance of small-cap stocks in 2016. Growth-oriented investments continued to outperform value, as investors favored the strong fundamentals and relative certainty of growth stocks. Growth stocks as measured by the Russell 3000® Growth Index have now outperformed value stocks as measured by the Russell 3000® Value Index over the 1, 3, 5, 10, and 15 year periods.

Fund Performance Overview

The Fund (Class A Shares at net asset value) returned 44.74% for the twelve-month period ended December 31, 2017, outperforming a 37.78% return by its benchmark S&P North American Technology Sector IndexTM, as well as a 21.83% return by the broader S&P 500® Index.

16

The Victory RS Growth Funds (Unaudited)

Portfolio Review

The Fund's multi-cap approach to science- and technology-driven stocks helped fuel relative outperformance during the year, as a number of smaller-cap holdings were acquired by larger companies. This included Ignyta, Inc., the Fund's top positive contributor to performance, as the biotechnology company was acquired by Roche in December for a substantial premium.

On another positive note, Health Care holding Bluebird Bio, Inc. was a leading contributor to performance. Bluebird is a biotechnology company that uses an HIV-1 virus, Lentivirus, as a means to modify genes and correct a patient's abnormal stem cells. Bluebird shared strong results in a number of trials, including their phase 1 therapy study of the treatment of late stage relapsed multiple myeloma, which provided us with confidence that the company may only be at the early stage of their potential.

Within the Technology sector, contributors included RingCentral, a provider of software-as-a-service solutions for businesses to support modern communications. RingCentral's outperformance was driven by strong execution, as the company reported revenue up 34% year-over-year and wider gross margins, leading to earnings that doubled year-over-year in the most recent quarter and easily beat expectations. Our outlook for the company remains strong, driven by their continued march upmarket to the larger enterprise market and by the company's attractive valuation relative to its anticipated growth rate.

Within the Health Care sector, Five Prime Therapeutics, Inc. was a negative contributor within the Biotechnology sector. Five Prime Therapeutics, Inc. is a clinical-stage Biotechnology company focused on discovering and developing protein therapeutics. The stock underperformed, given results of a phase 1 trial that showed high levels of toxicity. We continue to hold the position, as we continue to see the long-term value of the drug.

Global biotechnology holding Celgene Corporation also negated some of the Fund's excess performance. Celgene underperformed in 2017 as the company faced larger than expected headwinds in its efforts to broaden the approved use of several existing drugs. We expect the company to get back on track in 2018 given a number of catalysts, including the release of later-stage phase 3 trials for the highly promising Abraxane chemotherapy drug that has already proven to be effective at treating breast cancer.

Another detractor was Technology sector holding Cornerstone OnDemand, Inc. Cornerstone is a cloud-computing company that provides learning and human capital management software, delivered as software-as-a-service. Although Cornerstone delivered strong earnings, performance suffered as expectations were ratcheted downward on anticipated operational impact from the United Kingdom's Brexit. Despite these concerns, we remain positive on the company's long-term prospects as guidance for higher operating margins that will deliver earnings growth remains on track.

Outlook

Looking ahead, we remain optimistic for U.S. economic growth and corporate earnings against an expected backdrop of positive employment trends, improving income growth, and moderate inflation. While we acknowledge potential headwinds from a less accommodative Fed, as well as international economic uncertainty, we note that the U.S. economy is still expected to grow at a high rate, supported by the largest corporate tax reform in decades. Despite an expected uptick in U.S. interest rates, they remain low relative to history. We believe that the current environment remains supportive of science and technology oriented stocks. We also remain committed to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

17

The Victory RS Growth Funds (Unaudited)

Victory RS Science and Technology Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/15/95		5/2/07		1/19/07	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	S&P North American Technology Sector[1]	S&P 500 Index[2]
One Year	44.74%	36.39%	43.70%	42.70%	44.05%	45.11%	37.78%	21.83%
Three Year	20.37%	18.01%	19.45%	19.45%	19.85%	20.65%	19.81%	11.41%
Five Year	21.73%	20.30%	20.75%	20.75%	21.16%	22.05%	21.68%	15.79%
Ten Year	11.56%	10.90%	10.61%	10.61%	10.94%	11.90%	12.25%	8.50%
Since Inception	10.80%	10.51%	11.26%	11.26%	12.12%	12.65%	N/A	N/A
Expense Ratios
Gross	1.52%		2.32%		1.91%	1.29%
With Applicable Waivers	1.49%		2.28%		1.91%	1.24%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Science and Technology Fund — Growth of $10,000

1The S&P North American Technology Sector Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Since inception return for the S&P North American Technology Sector Index reflects, for periods after August 29, 1996, the reinvestment of dividends paid on the securities constituting the index; for periods through August 29, 1996, index return does not reflect the reinvestment of dividends. It is not possible to invest directly in an index.

2The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18

The Victory RS Growth Funds (Unaudited)

Victory RS Small Cap Equity Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  In a strong year for U.S. equity markets, small-cap growth stocks as measured by the Russell 2000® Growth Index (the "Index") delivered a solid gain, supported by a strong economic landscape and a strength in underlying fundamentals.

•  Victory RS Small Cap Equity Fund (the "Fund") delivered strong positive performance and outperformed the Index for the twelve-month period ended December 31, 2017. This outperformance was due to positive stock selection in six of the eight core sectors of coverage, led by stock selection within the Technology and Health Care sectors. Stock selection in Materials & Processing and Energy provided modest offsets to the Fund's relative performance.

•  The Fund seeks long-term capital growth by investing primarily in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

U.S. equity markets delivered robust positive performance in 2017, as the S&P 500® Index delivered its ninth straight year of positive returns. The stock market advance was supported by the resilience in the U.S. economy, continued strength in the job market, and the passing of the largest corporate tax reform in decades.

The year began on a positive note with strong performance in January and subsequently posted another eleven straight months of positive returns, resulting in the first year on record that the S&P 500 provided positive returns in each month of the year. This record-setting year occurred despite the continued rhetoric from Donald Trump regarding North Korea and the Federal Reserve reversing the extreme monetary policy that had been introduced during the global financial crisis almost ten years ago. Stock market performance was largely driven by the strength in corporate fundamentals, which was driven by the continued strength of the U.S. economy. Gross Domestic Product ("GDP") posted consecutive quarters of annualized real growth rate above 3% for the first time since 2013, according to the Bureau of Economic Analysis. Large-cap stocks outperformed mid- and small-cap stocks during the year, as measured by the Russell family of indices, reversing the outperformance of small-cap stocks in 2016. Growth-oriented investments continued to outperform value, as investors favored the strong fundamentals and certainty of growth stocks. Growth stocks as measured by the Russell 3000® Growth Index have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, and 15 years.

Performance Update

The Fund (Class A Shares at net asset value) returned 37.57% for the twelve-month period ended December 31, 2017, outperforming the Index, which returned 22.17%.

19

The Victory RS Growth Funds (Unaudited)

Portfolio Review

Within the Technology sector, contributors included RingCentral, a provider of software-as-a-service solutions for businesses to support modern communications. RingCentral's outperformance was driven by strong execution, as the company reported revenue up 34% year-over-year and wider gross margins, leading to earnings that doubled year-over-year in the most recent quarter and easily beat expectations. Our outlook for the company remains strong, driven by its continued march to the larger enterprise market and by the company's attractive valuation relative to its anticipated growth rate.

Stock selection within the Health Care sector was also additive to performance, due in large part to investments in Biotechnology companies Loxo Oncology, Inc. and Ignyta, Inc. Loxo has shown great progress in identifying and inhibiting the operation of the specific enzymes that contribute to tumor growth, rather than targeting a specific cancer, and thus may provide treatment for a wide variety of cancer types.

Ignyta is focused on precision medicine in oncology and is pursuing an integrated therapeutic and companion diagnostic strategy for treating cancer patients, with a number of compounds in the pipeline. The stock performed well throughout the year, highlighted by the announcement it would be acquired by Roche in December.

Within the Health Care sector, Five Prime Therapeutics, Inc. was a negative contributor within the Biotechnology sector. Five Prime Therapeutics, Inc. is a clinical-stage Biotechnology company focused on discovering and developing protein therapeutics. The stock underperformed, given results of a phase 1 trial that showed high levels of toxicity. We continue to hold the position as we continue to see the long-term value of the drug.

MSC Industrial Direct Co., Inc., a distributor of metalworking and maintenance, repair and operations products and services, also detracted from performance. We invested in MSC given their leading Industrial distributor position and ability to help their customers reduce costs. However, the stock underperformed due to the impact the company's shift toward national accounts had on margins, which occurred faster than anticipated.

Ritchie Bros. Auctioneers Inc., an Industrial auctioneer and used equipment distributor, was also a negative contributor to performance. We owned the stock given the company's leading position in construction equipment auctioning, strengthening end markets for used equipment, and new market opportunities in transportation, agriculture, and oil and gas markets. We sold the Fund's position as a result of the prolonged acquisition of IronPlanet, a deal we believe has long-term transformative potential but execution issues related to the acquisition that have delayed the realization of synergies and disrupted the sales force.

Outlook

Looking ahead, we remain optimistic for U.S. economic growth and corporate earnings against an expected backdrop of positive employment trends, improving income growth, and moderate inflation. While we acknowledge potential headwinds from a less accommodative Fed, as well as international economic uncertainty, we note that the U.S. economy is still expected to grow at a high rate, supported by the largest corporate tax reform in decades. Despite an expected uptick in U.S. interest rates, they remain low relative to history. We believe that the current environment remains supportive of small-cap stocks. We also remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

20

The Victory RS Growth Funds (Unaudited)

Victory RS Small Cap Equity Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class C		Class R	Class Y
Inception Date	5/1/97		8/7/00		5/15/01	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell 2000 Growth Index[1]
One Year	37.57%	29.65%	36.34%	35.34%	36.84%	37.78%	22.17%
Three Year	11.88%	9.69%	10.97%	10.97%	11.41%	11.93%	10.28%
Five Year	18.16%	16.77%	17.18%	17.18%	17.68%	18.32%	15.21%
Ten Year	11.25%	10.59%	10.28%	10.28%	10.86%	11.43%	9.19%
Since Inception	10.43%	10.11%	7.18%	7.18%	9.58%	10.30%	N/A
Expense Ratios
Gross	1.36%		3.14%		1.70%	1.24%
With Applicable Waivers	1.35%		2.10%		1.70%	1.10%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Small Cap Equity Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21

Victory Portfolios Victory RS Small Cap Growth Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares	Value
Common Stocks (99.5%)
Communications Equipment (0.9%):
Lumentum Holdings, Inc. (a) (b)	315,704	$15,437,926
Consumer Discretionary (15.1%):
Burlington Stores, Inc. (a)	141,828	17,449,099
Eldorado Resorts, Inc. (a) (b)	404,020	13,393,263
Five Below, Inc. (a)	266,131	17,649,808
Grand Canyon Education, Inc. (a)	301,034	26,951,574
LCI Industries	171,077	22,240,010
Lithia Motors, Inc.	197,569	22,441,862
Ollie's Bargain Outlet Holdings, Inc. (a)	292,936	15,598,842
Planet Fitness, Inc., Class A (a)	828,040	28,675,025
Red Rock Resorts, Inc., Class A	715,000	24,124,100
Steven Madden Ltd. (a)	442,425	20,661,248
The Wendy's Co.	1,370,650	22,506,073
Visteon Corp. (a)	102,070	12,773,040
Weight Watchers International, Inc. (a) (b)	268,930	11,908,220
		256,372,164
Consumer Staples (1.8%):
Nomad Foods Ltd. (a)	1,829,660	30,939,551
Electronic Equipment, Instruments & Components (1.9%):
Littelfuse, Inc.	95,656	18,922,670
Orbotech Ltd. (a)	255,030	12,812,707
		31,735,377
Energy (1.1%):
Diamondback Energy, Inc. (a)	151,909	19,178,511
Financials (7.7%):
Essent Group Ltd. (a)	566,050	24,577,890
Evercore Partners, Inc., Class A	159,600	14,364,000
LendingTree, Inc. (a)	45,877	15,618,825
Primerica, Inc.	119,279	12,112,782
Texas Capital Bancshares, Inc. (a)	216,570	19,253,073
Walker & Dunlop, Inc. (a)	341,285	16,211,038
Webster Financial Corp.	156,010	8,761,522
Western Alliance BanCorp (a)	372,875	21,112,182
		132,011,312
Health Care (22.7%):
Amicus Therapeutics, Inc. (a) (b)	1,246,115	17,931,595
AtriCure, Inc. (a)	605,960	11,052,710
Bluebird Bio, Inc. (a)	136,689	24,344,312
Blueprint Medicines Corp. (a)	238,648	17,996,446
Celyad SA, ADR (a) (b)	194,451	8,534,454
Eagle Pharmaceuticals, Inc. (a) (b)	170,710	9,119,328
Exact Sciences Corp. (a)	458,300	24,079,083
Five Prime Therapeutics, Inc. (a)	446,632	9,790,173
GW Pharmaceuticals PLC, ADR (a) (b)	130,547	17,233,509
HealthEquity, Inc. (a)	299,170	13,959,272

See notes to financial statements.

22

Victory Portfolios Victory RS Small Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Ignyta, Inc. (a)	705,013	$18,823,847
Immunomedics, Inc. (a)	535,712	8,657,106
Insmed, Inc. (a)	313,550	9,776,489
Insulet Corp. (a)	122,270	8,436,630
Integra LifeSciences Holdings Corp. (a)	131,194	6,278,945
Iovance Biotherapeutics, Inc. (a)	1,054,645	8,437,160
Irhythm Technologies, Inc. (a)	131,530	7,372,257
Kala Pharmaceuticals, Inc. (a) (b)	339,765	6,282,254
Ligand Pharmaceuticals, Inc., Class B (a)	112,842	15,451,455
Loxo Oncology, Inc. (a) (b)	212,433	17,882,610
Madrigal Pharmaceuticals, Inc. (a)	94,560	8,679,662
Masimo Corp. (a)	235,190	19,944,112
Medidata Solutions, Inc. (a)	102,890	6,520,139
Penumbra, Inc. (a)	164,500	15,479,450
Sage Therapeutics, Inc. (a)	137,180	22,594,918
Sienna Biopharmaceuticals, Inc. (a) (b)	286,930	5,207,780
Teladoc, Inc. (a) (b)	410,097	14,291,880
Vital Therapies, Inc. (a) (b)	1,635,533	9,731,421
WellCare Health Plans, Inc. (a)	117,250	23,580,148
		387,469,145
Industrials (15.0%):
Air Transport Services Group, Inc. (a)	628,730	14,548,812
Altra Industrial Motion Corp.	407,650	20,545,560
Azul SA, ADR (a)	1,060,550	25,272,907
Beacon Roofing Supply, Inc. (a)	400,000	25,504,000
BWX Technologies, Inc.	215,012	13,006,076
H&E Equipment Services, Inc.	773,530	31,443,995
HEICO Corp., Class A	276,061	21,822,622
Hexcel Corp.	287,124	17,758,619
Kennametal, Inc.	339,040	16,412,926
Proto Labs, Inc. (a)	247,450	25,487,351
Saia, Inc. (a)	246,560	17,444,120
Simpson Manufacturing Co., Inc.	102,320	5,874,191
Welbilt, Inc. (a) (b)	900,026	21,159,611
		256,280,790
Internet Software & Services (7.7%):
Cornerstone OnDemand, Inc. (a)	245,968	8,690,049
Coupa Software, Inc. (a)	653,820	20,412,260
Envestnet, Inc. (a)	342,210	17,059,169
LogMeIn, Inc.	256,685	29,390,433
Mindbody, Inc. (a)	937,266	28,539,750
Q2 Holdings, Inc. (a)	310,340	11,436,029
Wix.com Ltd. (a)	280,280	16,130,114
		131,657,804
IT Services (7.6%):
Black Knight, Inc. (a)	811,767	35,839,512
Euronet Worldwide, Inc. (a)	369,406	31,129,844
InterXion Holding NV (a)	449,293	26,476,836

See notes to financial statements.

23

Victory Portfolios Victory RS Small Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
WEX, Inc. (a)	92,890	$13,118,855
WNS Holdings Ltd., ADR (a)	541,187	21,717,834
		128,282,881
Materials (3.4%):
Ashland Global Holdings, Inc.	254,710	18,135,352
Ferro Corp. (a)	1,016,588	23,981,311
GCP Applied Technologies, Inc. (a)	477,480	15,231,612
		57,348,275
Semiconductors & Semiconductor Equipment (6.8%):
Advanced Energy Industries, Inc. (a)	236,630	15,967,791
Cypress Semiconductor Corp.	906,460	13,814,450
MKS Instruments, Inc.	204,820	19,355,490
Monolithic Power Systems, Inc.	183,931	20,666,488
Tower Semiconductor Ltd. (a) (b)	915,888	31,213,464
Versum Materials, Inc.	391,659	14,824,293
		115,841,976
Software (7.8%):
Fair Isaac Corp.	133,390	20,435,348
HubSpot, Inc. (a)	97,890	8,653,476
Proofpoint, Inc. (a)	352,667	31,320,356
RingCentral, Inc., Class A (a)	985,878	47,716,496
Take-Two Interactive Software, Inc. (a)	70,742	7,766,057
The Ultimate Software Group, Inc. (a)	75,948	16,574,132
		132,465,865
Total Common Stocks (Cost $1,150,320,754)		1,695,021,577
Collateral for Securities Loaned (6.3%)
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (c)	34,125,362	34,125,362
Fidelity Investments Prime Money Market Portfolio, Class I, 1.43% (c)	39,249,984	39,249,984
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (c)	32,704,778	32,704,778
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (c)	654,122	654,122
Total Collateral for Securities Loaned (Cost $106,734,246)		106,734,246
Total Investments (Cost $1,257,055,000) — 105.8%		1,801,755,823
Liabilities in excess of other assets — (5.8)%		(98,220,079)
NET ASSETS — 100.00%		$1,703,535,744

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

24

Victory Portfolios Victory RS Select Growth Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares	Value
Common Stocks (98.7%)
Communications Equipment (2.0%):
Arista Networks, Inc. (a)	22,910	$5,397,138
Lumentum Holdings, Inc. (a) (b)	75,880	3,710,532
		9,107,670
Consumer Discretionary (16.5%):
Brunswick Corp.	123,930	6,843,415
Five Below, Inc. (a)	72,490	4,807,537
Hilton Grand Vacations, Inc. (a)	243,780	10,226,571
International Game Technology PLC	163,760	4,341,278
Lululemon athletica, Inc. (a)	103,458	8,130,764
Six Flags Entertainment Corp. (b)	167,970	11,181,763
The Wendy's Co.	437,270	7,179,973
Vail Resorts, Inc.	55,060	11,698,599
Visteon Corp. (a)	70,307	8,798,218
		73,208,118
Electronic Equipment, Instruments & Components (6.0%):
Coherent, Inc. (a)	14,200	4,007,524
II-VI, Inc. (a)	132,960	6,242,472
Littelfuse, Inc.	48,991	9,691,399
Trimble Navigation Ltd. (a)	168,890	6,863,690
		26,805,085
Energy (2.2%):
Diamondback Energy, Inc. (a)	76,096	9,607,120
Financials (6.7%):
East West Bancorp, Inc.	167,110	10,165,301
LendingTree, Inc. (a) (b)	18,787	6,396,034
MarketAxess Holdings, Inc.	19,793	3,993,238
Western Alliance BanCorp (a)	167,300	9,472,526
		30,027,099
Health Care (14.5%):
Align Technology, Inc. (a)	31,937	7,096,082
Eagle Pharmaceuticals, Inc. (a) (b)	204,520	10,925,458
HealthEquity, Inc. (a)	144,840	6,758,234
Integra LifeSciences Holdings Corp. (a)	37,620	1,800,493
Ligand Pharmaceuticals, Inc., Class B (a)	97,330	13,327,397
Medidata Solutions, Inc. (a)	29,460	1,866,880
The Cooper Co., Inc.	23,120	5,037,386
Veeva Systems, Inc. (a)	97,610	5,395,881
West Pharmaceutical Services, Inc.	122,506	12,087,667
		64,295,478

See notes to financial statements.

25

Victory Portfolios Victory RS Select Growth Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Industrials (17.0%):
Colfax Corp. (a)	67,260	$2,664,841
Fortune Brands Home & Security, Inc.	85,800	5,872,152
Gardner Denver Holdings, Inc. (a)	115,460	3,917,558
HEICO Corp., Class A	119,295	9,430,269
Herc Holdings, Inc. (a)	139,750	8,749,748
Hexcel Corp.	145,652	9,008,576
Kennametal, Inc.	131,110	6,347,035
Knight-Swift Transportation Holdings, Inc.	160,560	7,019,683
Teledyne Technologies, Inc. (a)	36,630	6,635,525
TransUnion (a)	68,540	3,766,958
XPO Logistics, Inc. (a)	137,950	12,634,841
		76,047,186
Internet Software & Services (5.5%):
GoDaddy, Inc., Class A (a)	200,497	10,080,989
LogMeIn, Inc.	125,340	14,351,430
		24,432,419
IT Services (11.0%):
Black Knight, Inc. (a)	384,519	16,976,513
Euronet Worldwide, Inc. (a)	164,302	13,845,730
InterXion Holding NV (a)	193,220	11,386,455
WEX, Inc. (a)	43,170	6,096,899
		48,305,597
Materials (6.7%):
Ashland Global Holdings, Inc.	122,030	8,688,535
GCP Applied Technologies, Inc. (a)	214,470	6,841,593
KMG Chemicals, Inc.	107,270	7,088,402
The Chemours Co.	139,860	7,001,392
		29,619,922
Semiconductors & Semiconductor Equipment (5.8%):
Advanced Energy Industries, Inc. (a)	112,440	7,587,451
Cypress Semiconductor Corp.	604,620	9,214,409
Monolithic Power Systems, Inc.	78,235	8,790,485
		25,592,345
Software (4.8%):
Paycom Software, Inc. (a) (b)	92,525	7,432,533
Take-Two Interactive Software, Inc. (a)	58,870	6,462,749
The Ultimate Software Group, Inc. (a)	34,914	7,619,282
		21,514,564
Total Common Stocks (Cost $306,716,685)		438,562,603

See notes to financial statements.

26

Victory Portfolios Victory RS Select Growth Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Collateral for Securities Loaned (3.0%)
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (c)	4,326,111	$4,326,111
Fidelity Investments Prime Money Market Portfolio, Class I, 1.43% (c)	4,975,766	4,975,766
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (c)	4,146,022	4,146,022
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (c)	82,924	82,924
Total Collateral for Securities Loaned (Cost $13,530,823)		13,530,823
Total Investments (Cost $320,247,508) — 101.7%		452,093,426
Liabilities in excess of other assets — (1.7)%		(7,499,651)
NET ASSETS — 100.00%		$444,593,775

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

PLC — Public Limited Company

See notes to financial statements.

27

Victory Portfolios Victory RS Mid Cap Growth Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares	Value
Common Stocks (99.8%)
Consumer Discretionary (20.3%):
Aptiv PLC (a)	104,890	$8,897,819
Brunswick Corp.	98,680	5,449,110
Burlington Stores, Inc. (a)	50,870	6,258,536
Dollar Tree, Inc. (a)	83,170	8,924,973
Hilton Worldwide Holdings, Inc.	93,590	7,474,097
LKQ Corp. (a)	108,860	4,427,336
Norwegian Cruise Line Holdings Ltd. (a)	97,720	5,203,590
Six Flags Entertainment Corp. (b)	113,950	7,585,652
The Wendy's Co.	345,130	5,667,035
Tiffany & Co.	78,420	8,151,760
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	23,690	5,298,505
Vail Resorts, Inc.	44,480	9,450,665
Yum China Holdings, Inc.	207,260	8,294,544
		91,083,622
Consumer Staples (2.9%):
Ingredion, Inc.	25,510	3,566,298
Post Holdings, Inc. (a)	115,850	9,178,796
		12,745,094
Energy (2.9%):
Concho Resources, Inc. (a)	36,185	5,435,711
Diamondback Energy, Inc. (a)	57,680	7,282,100
		12,717,811
Financials (9.2%):
Ameriprise Financial, Inc.	55,490	9,403,890
East West Bancorp, Inc.	115,300	7,013,699
Intercontinental Exchange, Inc.	49,105	3,464,849
MSCI, Inc.	35,240	4,459,270
SVB Financial Group (a)	18,990	4,439,292
The Progressive Corp.	107,590	6,059,469
Western Alliance BanCorp (a)	101,180	5,728,812
		40,569,281
Health Care (13.8%):
Agilent Technologies, Inc.	98,260	6,580,472
Align Technology, Inc. (a)	35,740	7,941,070
Bluebird Bio, Inc. (a)	52,530	9,355,593
Edwards Lifesciences Corp. (a)	38,040	4,287,488
Exact Sciences Corp. (a)	60,890	3,199,161
Illumina, Inc. (a)	62,060	13,559,489
Intuitive Surgical, Inc. (a)	11,810	4,309,941
The Cooper Co., Inc.	28,170	6,137,680
WellCare Health Plans, Inc. (a)	30,150	6,063,467
		61,434,361

See notes to financial statements.

28

Victory Portfolios Victory RS Mid Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Industrials (18.3%):
A.O. Smith Corp.	81,590	$4,999,835
BWX Technologies, Inc.	57,840	3,498,742
Colfax Corp. (a)	66,490	2,634,334
Fastenal Co.	129,030	7,056,651
Fortune Brands Home & Security, Inc.	76,810	5,256,877
Gardner Denver Holdings, Inc. (a)	111,130	3,770,641
Hexcel Corp.	118,160	7,308,196
Knight-Swift Transportation Holdings, Inc.	156,480	6,841,306
Parker-Hannifin Corp.	52,680	10,513,874
Roper Technologies, Inc.	28,790	7,456,610
TransUnion (a)	48,420	2,661,163
United Rentals, Inc. (a)	49,980	8,592,062
XPO Logistics, Inc. (a)	121,140	11,095,213
		81,685,504
Internet Software & Services (4.2%):
GoDaddy, Inc., Class A (a)	150,040	7,544,011
LogMeIn, Inc.	64,560	7,392,120
Wix.com Ltd. (a)	64,590	3,717,155
		18,653,286
IT Services (7.8%):
Black Knight, Inc. (a)	305,864	13,503,895
Euronet Worldwide, Inc. (a)	149,711	12,616,145
First Data Corp., Class A (a)	134,100	2,240,811
Global Payments, Inc.	42,420	4,252,181
Square, Inc., Class A (a)	64,770	2,245,576
		34,858,608
Materials (3.3%):
Celanese Corp., Series A	35,960	3,850,597
FMC Corp.	48,670	4,607,102
The Chemours Co.	122,050	6,109,823
		14,567,522
Real Estate (1.4%):
Equinix, Inc.	13,486	6,112,125
Semiconductors & Semiconductor Equipment (8.0%):
Lam Research Corp.	44,130	8,123,009
Marvell Technology Group Ltd.	436,580	9,373,373
Maxim Integrated Products, Inc.	165,830	8,669,592
Microchip Technology, Inc.	105,660	9,285,400
		35,451,374
Software (6.8%):
Activision Blizzard, Inc.	76,660	4,854,111
Red Hat, Inc. (a)	42,690	5,127,069
ServiceNow, Inc. (a)	65,190	8,500,123

See notes to financial statements.

29

Victory Portfolios Victory RS Mid Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Take-Two Interactive Software, Inc. (a)	47,810	$5,248,582
The Ultimate Software Group, Inc. (a)	30,930	6,749,854
		30,479,739
Technology Hardware, Storage & Peripherals (0.9%):
Western Digital Corp.	51,409	4,088,558
Total Common Stocks (Cost $367,917,974)		444,446,885
Collateral for Securities Loaned (0.4%)
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (c)	524,689	524,689
Fidelity Investments Prime Money Market Portfolio, Class I, 1.43% (c)	603,482	603,482
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (c)	502,848	502,848
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (c)	10,057	10,057
Total Collateral for Securities Loaned (Cost $1,641,076)		1,641,076
Total Investments (Cost $369,559,050) — 100.2%		446,087,961
Liabilities in excess of other assets — (0.2)%		(685,361)
NET ASSETS — 100.00%		$445,402,600

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

PLC — Public Limited Company

See notes to financial statements.

30

Victory Portfolios Victory RS Growth Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares	Value
Common Stocks (99.0%)
Consumer Discretionary (20.4%):
Amazon.com, Inc. (a)	5,270	$6,163,107
Aptiv PLC (a)	44,620	3,785,115
Dollar Tree, Inc. (a)	39,650	4,254,842
Hilton Worldwide Holdings, Inc.	64,090	5,118,227
Las Vegas Sands Corp.	29,861	2,075,041
LKQ Corp. (a)	77,520	3,152,738
Netflix, Inc. (a)	26,420	5,071,583
The Home Depot, Inc.	51,075	9,680,244
Tiffany & Co.	49,090	5,102,906
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	12,850	2,874,031
Yum China Holdings, Inc.	121,310	4,854,826
		52,132,660
Consumer Staples (3.3%):
Ingredion, Inc.	18,150	2,537,370
Post Holdings, Inc. (a)	75,840	6,008,803
		8,546,173
Energy (1.0%):
EOG Resources, Inc.	23,505	2,536,425
Financials (6.5%):
MSCI, Inc.	44,460	5,625,969
The Charles Schwab Corp.	101,620	5,220,219
The Progressive Corp.	102,970	5,799,270
		16,645,458
Health Care (14.6%):
Agilent Technologies, Inc.	36,351	2,434,426
Bluebird Bio, Inc. (a)	24,870	4,429,347
Celgene Corp. (a)	146,520	15,290,827
Edwards Lifesciences Corp. (a)	21,280	2,398,469
Illumina, Inc. (a)	14,690	3,209,619
Intuitive Surgical, Inc. (a)	8,670	3,164,030
UnitedHealth Group, Inc.	29,040	6,402,158
		37,328,876
Industrials (15.1%):
Caterpillar, Inc.	35,740	5,631,909
Fastenal Co.	90,560	4,952,726
Lockheed Martin Corp.	19,610	6,295,791
Parker-Hannifin Corp.	31,890	6,364,606
Roper Technologies, Inc.	15,300	3,962,700
United Rentals, Inc. (a)	34,720	5,968,716
XPO Logistics, Inc. (a)	59,900	5,486,241
		38,662,689

See notes to financial statements.

31

Victory Portfolios Victory RS Growth Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Internet Software & Services (8.5%):
Alphabet, Inc., Class C (a)	10,341	$10,820,822
Facebook, Inc., Class A (a)	64,190	11,326,968
		22,147,790
IT Services (4.3%):
Visa, Inc., Class A	97,157	11,077,841
Materials (3.3%):
DowDuPont, Inc.	118,270	8,423,189
Real Estate (1.9%):
Equinix, Inc.	10,534	4,774,219
Semiconductors & Semiconductor Equipment (9.4%):
Broadcom Ltd.	21,800	5,600,420
Lam Research Corp.	23,160	4,263,061
Marvell Technology Group Ltd.	183,370	3,936,954
Microchip Technology, Inc.	47,570	4,180,452
Micron Technology, Inc. (a)	59,940	2,464,733
Nvidia Corp.	18,690	3,616,515
		24,062,135
Software (3.9%):
Activision Blizzard, Inc.	84,580	5,355,606
Salesforce.com, Inc. (a)	45,870	4,689,290
		10,044,896
Technology Hardware, Storage & Peripherals (6.8%):
Apple, Inc.	90,317	15,284,345
Western Digital Corp.	27,450	2,183,099
		17,467,444
Total Common Stocks (Cost $164,351,682)		253,849,795
Total Investments (Cost $164,351,682) — 99.0%		253,849,795
Other assets in excess of liabilities — 1.0%		2,500,794
NET ASSETS — 100.00%		$256,350,589

(a)  Non-income producing security.

PLC — Public Limited Company

See notes to financial statements.

32

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares	Value
Common Stocks (99.6%)
Biotechnology (33.2%):
Aimmune Therapeutics, Inc. (a) (b)	35,430	$1,339,963
Alkermes PLC (a)	20,910	1,144,404
Alnylam Pharmaceuticals, Inc. (a)	10,900	1,384,845
Alpine Immune Sciences, Inc. (a)	29,327	328,462
Amicus Therapeutics, Inc. (a)	242,660	3,491,877
Aptevo Therapeutics, Inc. (a)	110,090	466,782
Arbutus Biopharma Corp. (a)	83,230	420,312
Ascendis Pharma A/S, ADR (a)	9,210	368,953
Audentes Therapeutics, Inc. (a)	48,400	1,512,500
Aveo Pharmaceuticals, Inc. (a)	97,740	272,695
Avexis, Inc. (a)	9,690	1,072,392
BioMarin Pharmaceutical, Inc. (a)	12,760	1,137,809
Bluebird Bio, Inc. (a)	33,320	5,934,291
Blueprint Medicines Corp. (a)	32,710	2,466,661
Calithera Biosciences, Inc. (a)	50,740	423,679
Celgene Corp. (a)	16,720	1,744,899
Celyad SA, ADR (a)	78,500	3,445,365
Chimerix, Inc. (a)	141,540	655,330
Clementia Pharmaceuticals, Inc. (a)	20,015	379,885
Eagle Pharmaceuticals, Inc. (a)	22,610	1,207,826
Editas Medicine, Inc. (a)	23,420	719,697
Fate Therapeutics, Inc. (a)	175,440	1,071,938
Five Prime Therapeutics, Inc. (a)	75,900	1,663,728
G1 Therapeutics, Inc. (a) (b)	32,400	642,816
Galapagos NV, ADR (a)	9,960	933,850
Ignyta, Inc. (a)	202,610	5,409,686
Immune Design Corp. (a)	86,640	337,896
Immunomedics, Inc. (a)	90,460	1,461,834
Insmed, Inc. (a)	45,700	1,424,926
InVitae Corp. (a)	105,675	959,529
Iovance Biotherapeutics, Inc. (a)	151,370	1,210,960
Ligand Pharmaceuticals, Inc., Class B (a)	10,850	1,485,691
Loxo Oncology, Inc. (a) (b)	45,540	3,833,556
Madrigal Pharmaceuticals, Inc. (a)	21,476	1,971,282
Mersana Therapeutics, Inc. (a) (b)	32,480	533,646
Ovid Therapeutics, Inc. (a)	79,250	782,198
REGENXBIO, Inc. (a)	31,470	1,046,378
Regulus Therapeutics, Inc. (a) (b)	180,890	188,126
Sage Therapeutics, Inc. (a)	22,070	3,635,149
Tocagen, Inc. (a)	53,850	551,963
Trillium Therapeutics, Inc. (a) (b)	101,180	738,613
UNIQURE N.V. (a) (b)	35,040	686,434
Viking Therapeutics, Inc. (a)	104,860	425,732
Vital Therapies, Inc. (a) (b)	256,560	1,526,532
Voyager Therapeutics, Inc. (a)	38,370	636,942
Xencor, Inc. (a)	16,980	372,202
		63,450,234

See notes to financial statements.

33

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Communications Equipment (4.8%):
Arista Networks, Inc. (a)	7,040	$1,658,483
Lumentum Holdings, Inc. (a) (b)	63,040	3,082,656
Oclaro, Inc. (a) (b)	374,630	2,525,006
Quantenna Communications, Inc. (a)	164,330	2,004,826
		9,270,971
Consumer Discretionary (4.8%):
Amazon.com, Inc. (a)	5,290	6,186,496
Netflix, Inc. (a)	9,060	1,739,158
Overstock.com, Inc. (a) (b)	20,740	1,325,286
		9,250,940
Electronic Equipment, Instruments & Components (2.2%):
Coherent, Inc. (a)	4,260	1,202,257
II-VI, Inc. (a)	36,170	1,698,182
Orbotech Ltd. (a)	25,420	1,277,101
		4,177,540
Health Care Equipment & Supplies (0.1%):
Zosano Pharma Corp. (a) (b)	200,000	104,000
Health Care Technology (1.0%):
Veeva Systems, Inc. (a)	34,260	1,893,893
Internet Software & Services (17.0%):
Alphabet, Inc., Class C (a)	3,338	3,492,883
ANGI Homeservices, Inc., Class A (a) (b)	109,980	1,150,391
Cornerstone OnDemand, Inc. (a)	50,930	1,799,357
Coupa Software, Inc. (a)	53,550	1,671,831
Facebook, Inc., Class A (a)	55,220	9,744,120
GoDaddy, Inc., Class A (a)	50,600	2,544,168
LogMeIn, Inc.	30,014	3,436,603
Mindbody, Inc. (a)	85,480	2,602,866
Okta, Inc. (a)	52,780	1,351,696
The Trade Desk, Inc., Class A (a) (b)	23,220	1,061,851
Wix.com Ltd. (a)	40,430	2,326,747
Yelp, Inc. (a)	32,580	1,367,057
		32,549,570
Life Sciences Tools & Services (1.0%):
Illumina, Inc. (a)	8,960	1,957,670
Pharmaceuticals (4.9%):
Aclaris Therapeutics, Inc. (a)	40,605	1,001,319
Assembly Biosciences, Inc. (a)	17,800	805,450
GW Pharmaceuticals PLC, ADR (a) (b)	13,170	1,738,572
Jazz Pharmaceuticals PLC (a)	5,420	729,803
Kala Pharmaceuticals, Inc. (a) (b)	25,830	477,597
KemPharm, Inc. (a)	89,480	362,394
MyoKardia, Inc. (a)	25,180	1,060,078
Odonate Therapeutics, Inc. (a)	55,240	1,381,000
Reata Pharmaceuticals, Inc. (a) (b)	13,570	384,302

See notes to financial statements.

34

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Revance Therapeutics, Inc. (a) (b)	29,290	$1,047,118
Sienna Biopharmaceuticals, Inc. (a) (b)	25,800	468,270
		9,455,903
Real Estate (1.0%):
Cyrusone, Inc.	31,850	1,896,031
Semiconductors & Semiconductor Equipment (16.8%):
Aehr Test Systems (a)	444,200	1,203,782
Cyberoptics Corp. (a) (b)	161,420	2,421,300
Cypress Semiconductor Corp.	211,580	3,224,479
Integrated Device Technology, Inc. (a)	55,490	1,649,718
Ma-Com Technology Solutions Holdings, Inc. (a) (b)	97,440	3,170,698
Marvell Technology Group Ltd.	235,060	5,046,738
MaxLinear, Inc., Class A (a)	85,670	2,263,401
Micron Technology, Inc. (a)	87,780	3,609,514
Monolithic Power Systems, Inc.	14,910	1,675,288
QUALCOMM, Inc.	56,690	3,629,293
Silicon Laboratories, Inc. (a)	16,200	1,430,460
Tower Semiconductor Ltd. (a)	83,711	2,852,870
		32,177,541
Software (12.1%):
Activision Blizzard, Inc.	50,870	3,221,088
Paycom Software, Inc. (a)	23,650	1,899,805
Proofpoint, Inc. (a)	35,549	3,157,107
RingCentral, Inc., Class A (a)	139,910	6,771,644
Snap, Inc. (a) (b)	126,640	1,850,210
Splunk, Inc. (a)	25,070	2,076,799
Take-Two Interactive Software, Inc. (a)	22,860	2,509,571
The Ultimate Software Group, Inc. (a)	7,810	1,704,376
		23,190,600
Technology Hardware, Storage & Peripherals (0.7%):
Western Digital Corp.	17,820	1,417,225
Total Common Stocks (Cost $123,239,138)		190,792,118
Collateral for Securities Loaned (11.7%)
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (c)	7,157,320	7,157,320
Fidelity Investments Prime Money Market Portfolio, Class I, 1.43% (c)	8,232,138	8,232,138
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (c)	6,859,372	6,859,372
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (c)	137,193	137,193
Total Collateral for Securities Loaned (Cost $22,386,023)		22,386,023
Total Investments (Cost $145,625,161) — 111.3%		213,178,141
Liabilities in excess of other assets — (11.3)%		(21,593,573)
NET ASSETS — 100.00%		$191,584,568

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

ADR — American Depositary Receipt

PLC — Public Limited Company
See notes to financial statements.

35

Victory Portfolios Victory RS Small Cap Equity Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares	Value
Common Stocks (99.5%)
Communications Equipment (0.9%):
Lumentum Holdings, Inc. (a) (b)	14,221	$695,407
Consumer Discretionary (15.4%):
Burlington Stores, Inc. (a)	6,702	824,547
Eldorado Resorts, Inc. (a) (b)	18,180	602,667
Five Below, Inc. (a)	11,926	790,932
Grand Canyon Education, Inc. (a)	14,171	1,268,730
LCI Industries	7,720	1,003,600
Lithia Motors, Inc.	9,269	1,052,866
Ollie's Bargain Outlet Holdings, Inc. (a)	13,117	698,480
Planet Fitness, Inc., Class A (a)	37,290	1,291,353
Red Rock Resorts, Inc., Class A	32,132	1,084,134
Steven Madden Ltd. (a)	19,883	928,536
The Wendy's Co.	64,920	1,065,986
Visteon Corp. (a)	4,590	574,393
Weight Watchers International, Inc. (a)	12,040	533,131
		11,719,355
Consumer Staples (1.8%):
Nomad Foods Ltd. (a)	82,240	1,390,679
Electronic Equipment, Instruments & Components (2.0%):
Littelfuse, Inc.	4,717	933,117
Orbotech Ltd. (a)	11,500	577,760
		1,510,877
Energy (1.1%):
Diamondback Energy, Inc. (a)	6,641	838,426
Financials (7.7%):
Essent Group Ltd. (a)	25,370	1,101,565
Evercore Partners, Inc., Class A	7,150	643,500
LendingTree, Inc. (a)	2,059	700,987
Primerica, Inc.	5,350	543,293
Texas Capital Bancshares, Inc. (a)	9,670	859,663
Walker & Dunlop, Inc. (a)	15,310	727,225
Webster Financial Corp.	7,270	408,283
Western Alliance BanCorp (a)	16,711	946,177
		5,930,693
Health Care (22.4%):
Amicus Therapeutics, Inc. (a) (b)	55,434	797,695
AtriCure, Inc. (a)	27,242	496,894
Bluebird Bio, Inc. (a)	6,117	1,089,438
Blueprint Medicines Corp. (a)	10,688	805,982
Celyad SA, ADR (a)	7,246	318,027
Eagle Pharmaceuticals, Inc. (a) (b)	8,070	431,099
Exact Sciences Corp. (a)	20,600	1,082,324
Five Prime Therapeutics, Inc. (a)	20,115	440,921
GW Pharmaceuticals PLC, ADR (a) (b)	6,210	819,782
HealthEquity, Inc. (a)	13,350	622,911

See notes to financial statements.

36

Victory Portfolios Victory RS Small Cap Equity Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Ignyta, Inc. (a)	31,511	$841,344
Immunomedics, Inc. (a)	23,890	386,062
Insmed, Inc. (a)	12,080	376,654
Insulet Corp. (a)	5,460	376,740
Integra LifeSciences Holdings Corp. (a)	5,910	282,853
Iovance Biotherapeutics, Inc. (a)	47,272	378,176
Irhythm Technologies, Inc. (a)	4,250	238,213
Kala Pharmaceuticals, Inc. (a) (b)	11,040	204,129
Ligand Pharmaceuticals, Inc., Class B (a)	5,037	689,716
Loxo Oncology, Inc. (a) (b)	9,496	799,373
Madrigal Pharmaceuticals, Inc. (a)	4,220	387,354
Masimo Corp. (a)	10,590	898,031
Medidata Solutions, Inc. (a)	4,630	293,403
Penumbra, Inc. (a)	7,420	698,222
Sage Therapeutics, Inc. (a)	6,141	1,011,484
Sienna Biopharmaceuticals, Inc. (a) (b)	8,910	161,717
Teladoc, Inc. (a) (b)	18,400	641,240
Vital Therapies, Inc. (a) (b)	48,377	287,843
WellCare Health Plans, Inc. (a)	5,481	1,102,284
		16,959,911
Industrials (14.6%):
Air Transport Services Group, Inc. (a)	28,290	654,631
Altra Industrial Motion Corp.	17,960	905,184
Azul SA, ADR (a)	43,010	1,024,928
Beacon Roofing Supply, Inc. (a)	17,930	1,143,217
BWX Technologies, Inc.	9,640	583,124
H&E Equipment Services, Inc.	34,850	1,416,652
HEICO Corp., Class A	12,372	978,006
Hexcel Corp.	12,914	798,731
Kennametal, Inc.	15,140	732,927
Proto Labs, Inc. (a)	7,700	793,100
Saia, Inc. (a)	11,080	783,910
Simpson Manufacturing Co., Inc.	4,570	262,364
Welbilt, Inc. (a)	42,120	990,242
		11,067,016
Internet Software & Services (8.1%):
Cornerstone OnDemand, Inc. (a)	11,622	410,605
Coupa Software, Inc. (a)	29,190	911,312
Envestnet, Inc. (a)	15,340	764,699
LogMeIn, Inc.	12,300	1,408,349
Mindbody, Inc. (a)	41,990	1,278,596
Q2 Holdings, Inc. (a)	13,850	510,373
Wix.com Ltd. (a)	13,320	766,566
		6,050,500
IT Services (7.1%):
Black Knight, Inc. (a)	28,815	1,272,182
Euronet Worldwide, Inc. (a)	16,487	1,389,360
InterXion Holding NV (a)	20,054	1,181,782

See notes to financial statements.

37

Victory Portfolios Victory RS Small Cap Equity Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
WEX, Inc. (a)	4,160	$587,517
WNS Holdings Ltd., ADR (a)	23,568	945,784
		5,376,625
Materials (3.4%):
Ashland Global Holdings, Inc.	11,950	850,840
Ferro Corp. (a)	44,010	1,038,196
GCP Applied Technologies, Inc. (a)	21,330	680,427
		2,569,463
Semiconductors & Semiconductor Equipment (6.9%):
Advanced Energy Industries, Inc. (a)	10,610	715,963
Cypress Semiconductor Corp.	43,270	659,435
MKS Instruments, Inc.	9,720	918,540
Monolithic Power Systems, Inc.	8,298	932,363
Tower Semiconductor Ltd. (a)	41,363	1,409,651
Versum Materials, Inc.	17,560	664,646
		5,300,598
Software (8.1%):
Fair Isaac Corp.	5,980	916,136
HubSpot, Inc. (a)	4,370	386,308
Proofpoint, Inc. (a)	16,737	1,486,413
RingCentral, Inc., Class A (a)	44,339	2,146,007
Take-Two Interactive Software, Inc. (a)	3,166	347,563
The Ultimate Software Group, Inc. (a)	3,577	780,609
		6,063,036
Total Common Stocks (Cost $55,562,576)		75,472,586
Collateral for Securities Loaned (5.2%)
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (c)	1,249,362	1,249,362
Fidelity Investments Prime Money Market Portfolio, Class I, 1.43% (c)	1,436,980	1,436,980
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (c)	1,197,353	1,197,353
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (c)	23,948	23,948
Total Collateral for Securities Loaned (Cost $3,907,643)		3,907,643
Total Investments (Cost $59,470,219) — 104.7%		79,380,229
Liabilities in excess of other assets — (4.7)%		(3,554,285)
NET ASSETS — 100.00%		$75,825,944

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

38

Victory Portfolios	Statements of Assets and Liabilities December 31, 2017
	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
ASSETS:
Investments, at value (Cost $1,257,055,000, $320,247,508 and $369,559,050)	$1,801,755,823	(a)	$452,093,426	(b)	$446,087,961	(c)
Cash and cash equivalents	17,296,908		6,453,183		1,578,196
Interest and dividends receivable	260,381		152,831		202,252
Receivable for capital shares issued	2,228,548		351,149		222,906
Receivable for investments sold	5,838,167		811,099		—
Receivable from Adviser	—		25,091		47,650
Prepaid expenses	291,982		98,421		79,544
Total Assets	1,827,671,809		459,985,200		448,218,509
LIABILITIES:
Securities lending collateral	106,734,246		13,530,823		1,641,076
Payable for investments purchased	6,093,079		—		—
Payable for capital shares redeemed	9,330,790		1,282,245		711,669
Payable to Adviser	75,062		—		—
Accrued expenses and other payables:
Investment advisory fees	1,370,691		382,735		322,574
Administration fees	81,735		21,881		21,712
Custodian fees	12,385		4,726		3,320
Transfer agent fees	222,646		91,012		58,346
Chief Compliance Officer fees	1,773		495		474
Trustees' fees	4,027		1,085		1,010
12b-1 fees	70,867		39,136		22,514
Other accrued expenses	138,764		37,287		33,214
Total Liabilities	124,136,065		15,391,425		2,815,909
NET ASSETS:
Capital	1,128,927,665		279,964,735		367,045,601
Accumulated net investment income (loss)	—		—		—
Accumulated net realized gains (losses) from investments	29,907,256		32,783,122		1,828,088
Net unrealized appreciation (depreciation) on investments	544,700,823		131,845,918		76,528,911
Net Assets	$1,703,535,744		$444,593,775		$445,402,600
Net Assets
Class A Shares	$575,226,898		$147,531,465		$108,271,101
Class C Shares	13,632,858		51,207,835		23,264,104
Class R Shares	7,698,269		1,014,192		1,685,070
Class R6 Shares	25,550,694		151,459		2,132,057
Class Y Shares	1,081,427,025		244,688,824		310,050,268
Total	$1,703,535,744		$444,593,775		$445,402,600
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	7,104,743		3,205,244		4,201,189
Class C Shares	190,144		1,254,969		1,001,982
Class R Shares	101,891		24,700		69,794
Class R6 Shares	305,390		3,187		80,307
Class Y Shares	12,929,906		5,154,102		11,683,525
Total	20,632,074		9,642,202		17,036,797
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$80.96		$46.03		$25.77
Class C Shares (d)	$71.70		$40.80		$23.22
Class R Shares	$75.55		$41.06		$24.14
Class R6 Shares	$83.67		$47.53	(e)	$26.55
Class Y Shares	$83.64		$47.47		$26.54
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$85.90		$48.84		$27.34

(a)  Includes $102,582,447 of securities on loan.

(b)  Includes $13,032,849 of securities on loan.

(c)  Includes $1,594,817 of securities on loan.

(d)  Redemption price per share varies by the length of time shares are held.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

39

Victory Portfolios	Statements of Assets and Liabilities December 31, 2017
	Victory RS Growth Fund	Victory RS Science and Technology Fund	Victory RS Small Cap Equity Fund
ASSETS:
Investments, at value (Cost $164,351,682, $145,625,161 and $59,470,219)	$253,849,795	$213,178,141 (a)	$79,380,229	(b)
Cash and cash equivalents	2,592,723	3,784,146	776,710
Interest and dividends receivable	78,465	93,941	11,591
Receivable for capital shares issued	9,947	29,703	5,865
Receivable for investments sold	—	101,616	282,323
Receivable from Adviser	36,670	2,437	546
Prepaid expenses	52,736	43,865	27,959
Total Assets	256,620,336	217,233,849	80,485,223
LIABILITIES:
Securities lending collateral	—	22,386,023	3,907,643
Payable for investments purchased	—	2,249,966	271,776
Payable for capital shares redeemed	13,938	776,098	395,940
Accrued expenses and other payables:
Investment advisory fees	163,137	161,178	48,330
Administration fees	12,186	8,547	3,162
Custodian fees	3,202	1,974	1,941
Transfer agent fees	29,327	25,805	10,789
Chief Compliance Officer fees	272	204	83
Trustees' fees	569	415	164
12b-1 fees	27,234	21,410	8,192
Other accrued expenses	19,882	17,661	11,259
Total Liabilities	269,747	25,649,281	4,659,279
NET ASSETS:
Capital	162,456,565	120,894,331	50,357,964
Accumulated net investment income (loss)	—	(278,113)	—
Accumulated net realized gains (losses) from investments	4,395,911	3,415,370	5,557,970
Net unrealized appreciation (depreciation) on investments	89,498,113	67,552,980	19,910,010
Net Assets	$256,350,589	$191,584,568	$75,825,944
Net Assets
Class A Shares	$218,237,619	$146,002,329	$65,513,740
Class C Shares	6,974,031	11,830,895	532,994
Class R Shares	830,343	1,704,829	3,381,179
Class Y Shares	30,308,596	32,046,515	6,398,031
Total	$256,350,589	$191,584,568	$75,825,944
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	10,594,125	6,771,988	3,470,022
Class C Shares	389,565	667,127	55,442
Class R Shares	43,207	89,772	210,327
Class Y Shares	1,427,621	1,399,652	333,213
Total	12,454,518	8,928,539	4,069,004
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$20.60	$21.56	$18.88
Class C Shares (c)	$17.90	$17.73	$9.61
Class R Shares	$19.22	$18.99	$16.08
Class Y Shares	$21.23	$22.90	$19.20
Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$21.86	$22.88	$20.03

(a)  Includes $21,216,879 of securities on loan.

(b)  Includes $3,761,957 of securities on loan.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

40

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2017
	Victory RS Small Cap Growth Fund	Victory RS Select Growth Fund	Victory RS Mid Cap Growth Fund
Investment Income:
Dividend income	$7,428,845	$2,382,801	$3,281,071
Interest income	313,383	70,353	47,405
Securities lending income	650,237	81,060	5,566
Total Income	8,392,465	2,534,214	3,334,042
Expenses:
Investment advisory fees	18,391,640	4,836,734	3,698,597
Administration fees	1,159,638	289,794	260,936
12b-1 fees — Class A Shares	1,297,079	389,226	506,459
12b-1 fees — Class C Shares	132,321	578,417	240,038
12b-1 fees — Class R Shares	31,905	7,222	7,853
Custodian fees	105,571	23,414	19,545
Transfer agent fees	124,367	36,719	26,474
Transfer agent fees — Class A Shares	691,314	187,643	134,928
Transfer agent fees — Class C Shares	11,177	58,203	20,846
Transfer agent fees — Class R Shares	12,764	7,548	3,810
Transfer agent fees — Class R6 Shares (a)	2,036	39	94
Transfer agent fees — Class Y Shares	1,428,511	225,557	173,251
Trustees' fees	161,836	41,236	34,940
Chief Compliance Officer fees	21,258	5,368	4,708
Legal and audit fees	167,449	52,746	50,803
State registration and filing fees	115,522	91,026	96,414
Interest expense on interfund lending	—	40	—
Other expenses	343,302	81,949	68,491
Total Expenses	24,197,690	6,912,881	5,348,187
Expenses waived/reimbursed by Adviser	(745,744)	(384,612)	(419,215)
Net Expenses	23,451,946	6,528,269	4,928,972
Net Investment Income (Loss)	(15,059,481)	(3,994,055)	(1,594,930)
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	475,862,680	71,609,721	31,949,511
Net change in unrealized appreciation/depreciation on investments	140,791,987	9,320,604	52,556,387
Net realized/unrealized gains on investments	616,654,667	80,930,325	84,505,898
Change in net assets resulting from operations	$601,595,186	$76,936,270	$82,910,968

(a)  Victory RS Small Cap Growth Fund Class R6 Shares commenced operations on July 12, 2017.

See notes to financial statements.

41

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2017
	Victory RS Growth Fund	Victory RS Science and Technology Fund	Victory RS Small Cap Equity Fund
Investment Income:
Dividend income	$2,435,285	$296,322	$238,321
Interest income	14,010	18,626	10,157
Securities lending income	759	211,099	17,283
Total Income	2,450,054	526,047	265,761
Expenses:
Investment advisory fees	1,827,616	1,683,932	491,300
Administration fees	146,137	100,741	39,193
12b-1 fees — Class A Shares	518,296	319,660	147,197
12b-1 fees — Class C Shares	77,083	113,927	4,683
12b-1 fees — Class R Shares	4,893	8,068	16,378
Custodian fees	11,596	8,125	2,233
Transfer agent fees	16,929	9,373	3,833
Transfer agent fees — Class A Shares	178,372	130,521	44,027
Transfer agent fees — Class C Shares	6,430	9,257	800
Transfer agent fees — Class R Shares	2,077	3,640	7,705
Transfer agent fees — Class Y Shares	16,561	23,132	284
Trustees' fees	20,146	13,308	5,731
Chief Compliance Officer fees	2,687	1,826	712
Legal and audit fees	30,930	28,016	18,921
State registration and filing fees	62,600	63,602	60,174
Other expenses	32,905	37,822	13,140
Total Expenses	2,955,258	2,554,950	856,311
Expenses waived/reimbursed by Adviser	(278,667)	(18,803)	(22,386)
Net Expenses	2,676,591	2,536,147	833,925
Net Investment Income (Loss)	(226,537)	(2,010,100)	(568,164)
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	21,223,743	30,267,179	11,338,570
Net change in unrealized appreciation/depreciation on investments	45,536,185	32,448,835	9,907,721
Net realized/unrealized gains on investments	66,759,928	62,716,014	21,246,291
Change in net assets resulting from operations	$66,533,391	$60,705,914	$20,678,127

See notes to financial statements.

42

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$(15,059,481)	$(14,215,386)	$(3,994,055)	$(4,088,556)	$(1,594,930)	$(1,192,323)
Net realized gains (losses) from investment transactions	475,862,680	(178,468,870)	71,609,721	32,875,390	31,949,511	3,641,510
Net change in unrealized appreciation/ depreciation on investments	140,791,987	173,937,413	9,320,604	(595,817)	52,556,387	18,418,305
Change in net assets resulting from operations	601,595,186	(18,746,843)	76,936,270	28,191,017	82,910,968	20,867,492
Distributions to Shareholders:
From net investment income:
Class Y Shares	—	(159,666)	—	—	—	—
From net realized gains:
Class A Shares	(51,979,281)	—	(19,166,693)	(5,593,124)	—	—
Class C Shares	(1,398,397)	—	(7,474,242)	(2,251,219)	—	—
Class R Shares	(690,275)	—	(181,019)	(50,214)	—	—
Class R6 Shares (a)	(662,464)	—	(18,825)	(1,592)	—	—
Class Y Shares	(139,921,555)	—	(31,006,290)	(9,129,051)	—	—
Change in net assets resulting from distributions to shareholders	(194,651,972)	(159,666)	(57,847,069)	(17,025,200)	—	—
Change in net assets resulting from capital transactions	(582,607,616)	(472,243,312)	(98,622,177)	(212,583,450)	(63,665,136)	6,690,440
Change in net assets	(175,664,402)	(491,149,821)	(79,532,976)	(201,417,633)	19,245,832	27,557,932
Net Assets:
Beginning of period	1,879,200,146	2,370,349,967	524,126,751	725,544,384	426,156,768	398,598,836
End of period	$1,703,535,744	$1,879,200,146	$444,593,775	$524,126,751	$445,402,600	$426,156,768
Accumulated net investment income (loss)	$—	$—	$—	$—	$—	$—

(a)  Victory RS Small Cap Growth Fund, Class R6 Shares, commenced operations on July 12, 2017. Victory RS Select Growth Fund and Victory RS Mid Cap Growth Fund, Class R6 Shares, commenced operations on November 15, 2016.

See notes to financial statements.

43

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Capital Transactions:
Class A Shares
Proceeds from shares issued	$68,607,881	$74,642,776	$12,794,002	$17,679,794	$27,239,168	$66,593,927
Distributions reinvested	49,372,130	—	18,348,046	5,252,990	—	—
Cost of shares redeemed	(134,202,144)	(339,979,758)	(60,178,865)	(94,508,199)	(185,499,130)	(42,419,551)
Total Class A Shares	$(16,222,133)	$(265,336,982)	$(29,036,817)	$(71,575,415)	$(158,259,962)	$24,174,376
Class C Shares
Proceeds from shares issued	$1,033,799	$562,665	$2,757,248	$4,845,795	$2,068,738	$4,861,959
Distributions reinvested	1,201,107	—	6,949,911	2,029,482	—	—
Cost of shares redeemed	(4,271,975)	(7,765,536)	(23,560,380)	(27,012,920)	(7,732,712)	(8,112,357)
Total Class C Shares	$(2,037,069)	$(7,202,871)	$(13,853,221)	$(20,137,643)	$(5,663,974)	$(3,250,398)
Class R Shares
Proceeds from shares issued	$2,364,474	$2,319,434	$515,966	$714,949	$199,723	$223,291
Distributions reinvested	690,275	—	71,655	23,793	—	—
Cost of shares redeemed	(1,984,120)	(2,246,833)	(1,046,651)	(1,180,509)	(288,199)	(562,431)
Total Class R Shares	$1,070,629	$72,601	$(459,030)	$(441,767)	$(88,476)	$(339,140)
Class R6 Shares (a)
Proceeds from shares issued	$25,546,617	$—	$88,323	$50,000	$1,802,840	$58,842
Distributions reinvested	662,464	—	18,825	1,592	—	—
Cost of shares redeemed	(1,185,236)	—	—	—	(9,180)	—
Total Class R6 Shares	$25,023,845	$—	$107,148	$51,592	$1,793,660	$58,842
Class Y Shares
Proceeds from shares issued	$355,563,216	$461,815,645	$42,855,011	$73,336,136	$177,263,802	$74,553,597
Distributions reinvested	134,559,639	154,220	28,405,490	8,259,864	—	—
Cost of shares redeemed	(1,080,565,743)	(661,745,925)	(126,640,758)	(202,076,217)	(78,710,186)	(88,506,837)
Total Class Y Shares	$(590,442,888)	$(199,776,060)	$(55,380,257)	$(120,480,217)	$98,553,616	$(13,953,240)
Change in net assets resulting from capital transactions	$(582,607,616)	$(472,243,312)	$(98,622,177)	$(212,583,450)	$(63,665,136)	$6,690,440

(continues on next page)

See notes to financial statements.

44

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Share Transactions:
Class A Shares
Issued	898,907	1,295,034	266,308	420,186	1,178,614	3,250,722
Reinvested	649,625	—	396,800	116,423	—	—
Redeemed	(1,811,083)	(5,780,858)	(1,250,714)	(2,207,784)	(7,817,745)	(2,092,940)
Total Class A Shares	(262,551)	(4,485,824)	(587,606)	(1,671,175)	(6,639,131)	1,157,782
Class C Shares
Issued	15,059	10,683	63,931	124,159	98,514	265,439
Reinvested	17,778	—	169,510	49,536	—	—
Redeemed	(63,729)	(144,104)	(539,624)	(684,879)	(366,911)	(434,538)
Total Class C Shares	(30,892)	(133,421)	(306,183)	(511,184)	(268,397)	(169,099)
Class R Shares
Issued	33,057	41,427	11,914	18,288	9,093	11,883
Reinvested	9,692	—	1,737	579	—	—
Redeemed	(28,013)	(39,814)	(24,059)	(29,920)	(13,262)	(28,482)
Total Class R Shares	14,736	1,613	(10,408)	(11,053)	(4,169)	(16,599)
Class R6 Shares (a)
Issued	311,689	—	1,687	1,072	77,929	2,749
Reinvested	7,921	—	394	34	—	—
Redeemed	(14,220)	—	—	—	(371)	—
Total Class R6 Shares	305,390	—	2,081	1,106	77,558	2,749
Class Y Shares
Issued	4,621,156	7,603,249	870,381	1,700,418	7,235,933	3,666,097
Reinvested	1,731,408	2,292	595,628	178,669	—	—
Redeemed	(13,989,414)	(10,815,994)	(2,551,259)	(4,701,675)	(3,267,979)	(4,302,319)
Total Class Y Shares	(7,636,850)	(3,210,453)	(1,085,250)	(2,822,588)	3,967,954	(636,222)
Change in Shares	(7,610,167)	(7,828,085)	(1,987,366)	(5,014,894)	(2,866,185)	338,611

(a)  Victory RS Small Cap Growth Fund, Class R6 Shares, commenced operations on July 12, 2017. Victory RS Select Growth Fund and Victory RS Mid Cap Growth Fund, Class R6 Shares, commenced operations on November 15, 2016.

See notes to financial statements.

45

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$(226,537)	$(218,381)	$(2,010,100)	$(1,709,998)	$(568,164)	$(538,868)
Net realized gains (losses) from investment transactions	21,223,743	13,852,411	30,267,179	20,854,923	11,338,570	(1,306,992)
Net change in unrealized appreciation/ depreciation on investments	45,536,185	(9,232,356)	32,448,835	(2,542,532)	9,907,721	1,425,542
Change in net assets resulting from operations	66,533,391	4,401,674	60,705,914	16,602,393	20,678,127	(420,318)
Distributions to Shareholders:
From net realized gains:
Class A Shares	(10,776,472)	(14,890,807)	(21,685,805)	(12,189,847)	(3,143,304)	—
Class C Shares	(392,949)	(747,028)	(2,079,352)	(1,387,321)	(47,723)	—
Class R Shares	(43,485)	(86,415)	(278,523)	(175,664)	(187,965)	—
Class Y Shares	(1,451,934)	(2,836,280)	(4,622,430)	(2,153,003)	(302,697)	—
Change in net assets resulting from distributions to shareholders	(12,664,840)	(18,560,530)	(28,666,110)	(15,905,835)	(3,681,689)	—
Change in net assets resulting from capital transactions	(22,086,756)	(16,132,664)	23,443,993	(13,653,749)	1,556,442	(15,129,862)
Capital Contribution from Prior Custodian, Net (See Note 8)	—	—	—	992	—	28,510
Change in net assets	31,781,795	(30,291,520)	55,483,797	(12,956,199)	18,552,880	(15,521,670)
Net Assets:
Beginning of period	224,568,794	254,860,314	136,100,771	149,056,970	57,273,064	72,794,734
End of period	$256,350,589	$224,568,794	$191,584,568	$136,100,771	$75,825,944	$57,273,064
Accumulated net investment income (loss)	$—	$—	$(278,113)	$(187,814)	$—	$—

See notes to financial statements.

46

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Capital Transactions:
Class A Shares
Proceeds from shares issued	$6,079,169	$6,559,586	$20,793,071	$11,766,502	$3,700,782	$2,195,251
Distributions reinvested	10,508,652	14,350,315	21,027,140	11,833,695	3,104,349	—
Cost of shares redeemed	(34,048,087)	(23,631,592)	(25,387,510)	(28,942,978)	(8,905,490)	(14,625,721)
Total Class A Shares	$(17,460,266)	$(2,721,691)	$16,432,701	$(5,342,781)	$(2,100,359)	$(12,430,470)
Class C Shares
Proceeds from shares issued	$744,039	$992,240	$946,759	$625,137	$45,855	$36,255
Distributions reinvested	322,627	492,203	1,841,237	1,151,210	47,051	—
Cost of shares redeemed	(4,271,007)	(3,899,914)	(3,300,552)	(2,378,136)	(65,480)	(233,004)
Total Class C Shares	$(3,204,341)	$(2,415,471)	$(512,556)	$(601,789)	$27,426	$(196,749)
Class R Shares
Proceeds from shares issued	$199,868	$370,486	$231,685	$197,997	$403,870	$389,713
Distributions reinvested	43,485	86,415	278,523	175,664	187,965	—
Cost of shares redeemed	(687,634)	(308,534)	(501,293)	(255,061)	(1,007,770)	(1,084,561)
Total Class R Shares	$(444,281)	$148,367	$8,915	$118,600	$(415,935)	$(694,848)
Class Y Shares
Proceeds from shares issued	$7,534,466	$18,197,838	$13,145,394	$6,719,746	$4,530,016	$571,206
Distributions reinvested	1,315,590	2,658,043	4,113,118	1,909,667	287,256	—
Cost of shares redeemed	(9,827,924)	(31,999,750)	(9,743,579)	(16,457,192)	(771,962)	(2,379,001)
Total Class Y Shares	$(977,868)	$(11,143,869)	$7,514,933	$(7,827,779)	$4,045,310	$(1,807,795)
Change in net assets resulting from capital transactions	$(22,086,756)	$(16,132,664)	$23,443,993	$(13,653,749)	$1,556,442	$(15,129,862)

(continues on next page)

See notes to financial statements.

47

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Share Transactions:
Class A Shares
Issued	318,962	381,491	966,693	692,862	215,116	164,308
Reinvested	508,155	864,997	983,956	669,705	164,338	—
Redeemed	(1,782,555)	(1,361,414)	(1,184,710)	(1,650,877)	(522,845)	(1,096,248)
Total Class A Shares	(955,438)	(114,926)	765,939	(288,310)	(143,391)	(931,940)
Class C Shares
Issued	43,982	66,334	51,487	40,516	5,111	4,891
Reinvested	17,963	33,597	104,794	76,138	4,891	—
Redeemed	(257,070)	(249,811)	(179,801)	(157,891)	(7,470)	(32,663)
Total Class C Shares	(195,125)	(149,880)	(23,520)	(41,237)	2,532	(27,772)
Class R Shares
Issued	11,331	22,487	12,309	12,573	28,179	34,908
Reinvested	2,253	5,529	14,799	11,014	11,682	—
Redeemed	(38,454)	(18,717)	(25,622)	(15,788)	(67,107)	(94,447)
Total Class R Shares	(24,870)	9,299	1,486	7,799	(27,246)	(59,539)
Class Y Shares
Issued	399,493	1,020,693	597,609	370,687	238,255	42,570
Reinvested	61,736	156,080	181,275	102,892	14,953	—
Redeemed	(521,271)	(1,832,752)	(431,893)	(937,482)	(45,406)	(181,416)
Total Class Y Shares	(60,042)	(655,979)	346,991	(463,903)	207,802	(138,846)
Change in Shares	(1,235,475)	(911,486)	1,090,896	(785,651)	39,697	(1,158,097)

See notes to financial statements.

48

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Growth Fund
	Class A Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$65.31	$64.73	$65.53	$63.68	$46.71
Investment Activities:
Net investment income (loss) (a)	(0.75)	(0.55)	(0.74)	(0.71)	(0.64)
Net realized and unrealized gains (losses) on investments	24.13	1.13	0.80	6.64	23.37
Total from Investment Activities	23.38	0.58 (b)	0.06	5.93	22.73
Distributions to Shareholders:
Net investment income	—	—	—	(0.57)	(0.86)
Net realized gains from investments	(7.73)	—	(0.86)	(3.51)	(4.90)
Total Distributions to Shareholders	(7.73)	—	(0.86)	(4.08)	(5.76)
Net Asset Value, End of Period	$80.96	$65.31	$64.73	$65.53	$63.68
Total Return (excludes sales charge)	36.86%	0.90%	0.08%	9.36%	49.22%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$575,227	$481,125	$767,304	$618,656	$499,282
Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	1.38%	1.35%
Ratio of net investment income (loss) to average net assets	(1.00)%	(0.92)%	(1.07)%	(1.12)%	(1.12)%
Ratio of gross expenses to average net assets (c)	1.44%	1.45%	1.41%	1.42%	1.41%
Portfolio turnover (d)	107%	91%	94%	104%	115%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

49

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Growth Fund
	Class C Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$58.97	$58.90	$60.15	$58.84	$43.78
Investment Activities:
Net investment income (loss) (a)	(1.18)	(0.90)	(1.15)	(1.09)	(1.09)
Net realized and unrealized gains (losses) on investments	21.64	0.97	0.76	6.08	21.79
Total from Investment Activities	20.46	0.07 (b)	(0.39)	4.99	20.70
Distributions to Shareholders:
Net investment income	—	—	—	(0.17)	(0.74)
Net realized gains from investments	(7.73)	—	(0.86)	(3.51)	(4.90)
Total Distributions to Shareholders	(7.73)	—	(0.86)	(3.68)	(5.64)
Net Asset Value, End of Period	$71.70	$58.97	$58.90	$60.15	$58.84
Total Return (excludes contingent deferred sales charge)	35.84%	0.12%	(0.67)%	8.52%	47.86%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$13,633	$13,035	$20,878	$11,792	$6,608
Ratio of net expenses to average net assets	2.16%	2.16%	2.16%	2.15%	2.27%
Ratio of net investment income (loss) to average net assets	(1.75)%	(1.67)%	(1.67)%	(1.88)%	(1.98)%
Ratio of gross expenses to average net assets (c)	2.23%	2.22%	2.22%	2.29%	2.32%
Portfolio turnover (d)	107%	91%	94%	104%	115%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

50

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Growth Fund
	Class R Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$61.63	$61.27	$62.28	$60.77	$44.85
Investment Activities:
Net investment income (loss) (a)	(1.04)	(0.68)	(0.93)	(0.94)	(0.90)
Net realized and unrealized gains (losses) on investments	22.69	1.04	0.78	6.29	22.38
Total from Investment Activities	21.65	0.36 (b)	(0.15)	5.35	21.48
Distributions to Shareholders:
Net investment income	—	—	—	(0.33)	(0.66)
Net realized gains from investments	(7.73)	—	(0.86)	(3.51)	(4.90)
Total Distributions to Shareholders	(7.73)	—	(0.86)	(3.84)	(5.56)
Net Asset Value, End of Period	$75.55	$61.63	$61.27	$62.28	$60.77
Total Return	36.24%	0.59%	(0.26)%	8.86%	48.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$7,698	$5,371	$5,241	$2,621	$1,782
Ratio of net expenses to average net assets	1.86%	1.70%	1.75%	1.84%	1.87%
Ratio of net investment income (loss) to average net assets	(1.46)%	(1.20)%	(1.41)%	(1.58)%	(1.62)%
Ratio of gross expenses to average net assets (c)	1.94%	1.70%	1.75%	1.88%	1.92%
Portfolio turnover (d)	107%	91%	94%	104%	115%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

51

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Victory RS Small Cap Growth Fund
Class R6 Shares
Period Ended December 31, 2017(a)
Net Asset Value, Beginning of Period	$79.23
Investment Activities:
Net investment income (loss) (b)	(0.41)
Net realized and unrealized gains (losses) on investments	12.58
Total from Investment Activities	12.17
Distributions to Shareholders:
Net realized gains from investments	(7.73)
Total Distributions to Shareholders	(7.73)
Net Asset Value, End of Period	$83.67
Total Return (c)	16.23%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$25,551
Ratio of net expenses to average net assets (d)	1.06%
Ratio of net investment income (loss) to average net assets (d)	(1.03)%
Ratio of gross expenses to average net assets (d) (e)	1.41%
Portfolio turnover (c) (f)	107%

(a)  Class R6 Shares commenced operations on July 12, 2017.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

52

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Growth Fund
	Class Y Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$67.08	$66.32	$67.04	$65.06	$47.65
Investment Activities:
Net investment income (loss) (a)	(0.53)	(0.39)	(0.56)	(0.54)	(0.52)
Net realized and unrealized gains (losses) on investments	24.82	1.16	0.81	6.79	23.90
Total from Investment Activities	24.29	0.77 (b)	0.25	6.25	23.38
Distributions to Shareholders:
Net investment income	—	(0.01)	(0.11)	(0.76)	(1.07)
Net realized gains from investments	(7.73)	—	(0.86)	(3.51)	(4.90)
Total Distributions to Shareholders	(7.73)	(0.01)	(0.97)	(4.27)	(5.97)
Net Asset Value, End of Period	$83.64	$67.08	$66.32	$67.04	$65.06
Total Return	37.23%	1.16%	0.36%	9.65%	49.63%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,081,427	$1,379,669	$1,576,927	$504,974	$285,659
Ratio of net expenses to average net assets	1.13%	1.13%	1.13%	1.11%	1.11%
Ratio of net investment income (loss) to average net assets	(0.68)%	(0.64)%	(0.79)%	(0.84)%	(0.85)%
Ratio of gross expenses to average net assets (c)	1.17%	1.21%	1.18%	1.13%	1.17%
Portfolio turnover (d)	107%	91%	94%	104%	115%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

53

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Select Growth Fund
	Class A Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$45.04	$43.54	$47.80	$49.57	$36.52
Investment Activities:
Net investment income (loss) (a)	(0.43)	(0.32)	(0.41)	(0.52)	(0.50)
Net realized and unrealized gains (losses) on investments	8.16	3.30	0.24	1.08	14.27
Total from Investment Activities	7.73	2.98	(0.17)	0.56	13.77
Distributions to Shareholders:
Net realized gains from investments	(6.74)	(1.48)	(4.09)	(2.33)	(0.72)
Total Distributions to Shareholders	(6.74)	(1.48)	(4.09)	(2.33)	(0.72)
Net Asset Value, End of Period	$46.03	$45.04	$43.54	$47.80	$49.57
Total Return (excludes sales charge)	17.10%	6.85%	(0.38)%	1.16%	37.79%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$147,531	$170,825	$238	$284,499	$438,084
Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	1.38%	1.35%
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.74)%	(0.84)%	(1.08)%	(1.14)%
Ratio of gross expenses to average net assets (b)	1.49%	1.47%	1.44%	1.43%	1.45%
Portfolio turnover (c)	69%	89%	86%	96%	105%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

54

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Select Growth Fund
	Class C Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$40.89	$39.97	$44.57	$46.73	$34.74
Investment Activities:
Net investment income (loss) (a)	(0.73)	(0.60)	(0.74)	(0.83)	(0.82)
Net realized and unrealized gains (losses) on investments	7.38	3.00	0.23	1.00	13.53
Total from Investment Activities	6.65	2.40	(0.51)	0.17	12.71
Distributions to Shareholders:
Net realized gains from investments	(6.74)	(1.48)	(4.09)	(2.33)	(0.72)
Total Distributions to Shareholders	(6.74)	(1.48)	(4.09)	(2.33)	(0.72)
Net Asset Value, End of Period	$40.80	$40.89	$39.97	$44.57	$46.73
Total Return (excludes contingent deferred sales charge)	16.19%	6.04%	(1.17)%	0.39%	36.67%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$51,208	$63,841	$83	$86,025	$88,208
Ratio of net expenses to average net assets	2.18%	2.18%	2.18%	2.16%	2.16%
Ratio of net investment income (loss) to average net assets	(1.66)%	(1.52)%	(1.62)%	(1.85)%	(1.94)%
Ratio of gross expenses to average net assets (b)	2.24%	2.23%	2.20%	2.25%	2.26%
Portfolio turnover (c)	69%	89%	86%	96%	105%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

55

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Select Growth Fund
	Class R Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$41.00	$39.93	$44.40	$46.38	$34.43
Investment Activities:
Net investment income (loss) (a)	(0.61)	(0.46)	(0.59)	(0.71)	(0.71)
Net realized and unrealized gains (losses) on investments	7.41	3.01	0.21	1.06	13.38
Total from Investment Activities	6.80	2.55	(0.38)	—	12.67
Distributions to Shareholders:
Net realized gains from investments	(6.74)	(1.48)	(4.09)	(2.33)	(0.72)
Total Distributions to Shareholders	(6.74)	(1.48)	(4.09)	(2.33)	(0.72)
Net Asset Value, End of Period	$41.06	$41.00	$39.93	$44.40	$46.38
Total Return	16.51%	6.39%	(0.88)%	0.78%	36.89%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,014	$1,440	$2	$1,239	$1,052
Ratio of net expenses to average net assets	1.91%	1.82%	1.90%	1.89%	1.92%
Ratio of net investment income (loss) to average net assets	(1.39)%	(1.17)%	(1.30)%	(1.57)%	(1.71)%
Ratio of gross expenses to average net assets (b)	2.90%	1.82%	1.90%	1.97%	2.02%
Portfolio turnover (c)	69%	89%	86%	96%	105%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

56

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Select Growth Fund
	Class R6 Shares
	Year Ended December 31, 2017	Period Ended December 31, 2016(a)
Net Asset Value, Beginning of Period	$46.16	$46.65
Investment Activities:
Net investment income (loss) (b)	(0.28)	(0.03)
Net realized and unrealized gains (losses) on investments	8.39	1.02
Total from Investment Activities	8.11	0.99
Distributions to Shareholders:
Net realized gains from investments	(6.74)	(1.48)
Total Distributions to Shareholders	(6.74)	(1.48)
Net Asset Value, End of Period	$47.53	$46.16
Total Return (c)	17.48%	2.15%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$151	$51
Ratio of net expenses to average net assets (d)	1.06%	1.06%
Ratio of net investment income (loss) to average net assets (d)	(0.55)%	(0.43)%
Ratio of gross expenses to average net assets (d) (e)	27.47%	26.37%
Portfolio turnover (c) (f)	69%	89%

(a)  Class R6 Shares commenced operations on November 15, 2016.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

57

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Select Growth Fund
	Class Y Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$46.15	$44.47	$48.61	$50.24	$36.90
Investment Activities:
Net investment income (loss) (a)	(0.31)	(0.21)	(0.29)	(0.39)	(0.39)
Net realized and unrealized gains (losses) on investments	8.37	3.37	0.24	1.09	14.45
Total from Investment Activities	8.06	3.16	(0.05)	0.70	14.06
Distributions to Shareholders:
Net realized gains from investments	(6.74)	(1.48)	(4.09)	(2.33)	(0.72)
Total Distributions to Shareholders	(6.74)	(1.48)	(4.09)	(2.33)	(0.72)
Net Asset Value, End of Period	$47.47	$46.15	$44.47	$48.61	$50.24
Total Return	17.40%	7.13%	(0.12)%	1.42%	38.19%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$244,689	$287,970	$403	$474,596	$462,256
Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	1.12%	1.09%
Ratio of net investment income (loss) to average net assets	(0.62)%	(0.49)%	(0.58)%	(0.81)%	(0.87)%
Ratio of gross expenses to average net assets (b)	1.20%	1.20%	1.18%	1.18%	1.19%
Portfolio turnover (c)	69%	89%	86%	96%	105%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

58

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Mid Cap Growth Fund
	Class A Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$21.32	$20.29	$20.14	$18.83	$13.07
Investment Activities:
Net investment income (loss) (a)	(0.10)	(0.07)	(0.08)	(0.15)	(0.12)
Net realized and unrealized gains (losses) on investments	4.55	1.10	0.23	1.46	5.88
Total from Investment Activities	4.45	1.03	0.15	1.31	5.76
Net Asset Value, End of Period	$25.77	$21.32	$20.29	$20.14	$18.83
Total Return (excludes sales charge)	20.87%	5.08%	0.74%	6.96%	44.07%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$108,271	$231,056	$196,437	$104,407	$78,612
Ratio of net expenses to average net assets	1.20%	1.20%	1.23%	1.29%	1.28%
Ratio of net investment income (loss) to average net assets	(0.44)%	(0.35)%	(0.39)%	(0.81)%	(0.78)%
Ratio of gross expenses to average net assets (b)	1.29%	1.27%	1.31%	1.38%	1.45%
Portfolio turnover (c)	86%	138%	120%	154%	119%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

59

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Mid Cap Growth Fund
	Class C Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$19.38	$18.61	$18.64	$17.56	$12.30
Investment Activities:
Net investment income (loss) (a)	(0.28)	(0.23)	(0.25)	(0.28)	(0.24)
Net realized and unrealized gains (losses) on investments	4.12	1.00	0.22	1.36	5.50
Total from Investment Activities	3.84	0.77	(0.03)	1.08	5.26
Net Asset Value, End of Period	$23.22	$19.38	$18.61	$18.64	$17.56
Total Return (excludes contingent deferred sales charge)	19.81%	4.14%	(0.16)%	6.15%	42.76%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$23,264	$24,618	$26,793	$13,040	$4,851
Ratio of net expenses to average net assets	2.10%	2.11%	2.11%	2.10%	2.14%
Ratio of net investment income (loss) to average net assets	(1.33)%	(1.25)%	(1.30)%	(1.61)%	(1.63)%
Ratio of gross expenses to average net assets (b)	2.10%	2.11%	2.11%	2.22%	2.31%
Portfolio turnover (c)	86%	138%	120%	154%	119%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

60

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Mid Cap Growth Fund
	Class R Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$20.09	$19.22	$19.18	$18.01	$12.56
Investment Activities:
Net investment income (loss) (a)	(0.23)	(0.16)	(0.18)	(0.24)	(0.19)
Net realized and unrealized gains (losses) on investments	4.28	1.03	0.22	1.41	5.64
Total from Investment Activities	4.05	0.87	0.04	1.17	5.45
Net Asset Value, End of Period	$24.14	$20.09	$19.22	$19.18	$18.01
Total Return	20.21%	4.53%	0.21%	6.50%	43.39%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,685	$1,486	$1,740	$1,681	$1,451
Ratio of net expenses to average net assets	1.80%	1.69%	1.74%	1.79%	1.77%
Ratio of net investment income (loss) to average net assets	(1.03)%	(0.84)%	(0.93)%	(1.31)%	(1.27)%
Ratio of gross expenses to average net assets (b)	2.43%	1.69%	1.74%	1.85%	1.94%
Portfolio turnover (c)	86%	138%	120%	154%	119%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

61

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Mid Cap Growth Fund
	Class R6 Shares
	Year Ended December 31, 2017	Period Ended December 31, 2016(a)
Net Asset Value, Beginning of Period	$21.90	$21.30
Investment Activities:
Net investment income (loss) (b)	(0.04)	— (c)
Net realized and unrealized gains (losses) on investments	4.69	0.60
Total from Investment Activities	4.65	0.60
Net Asset Value, End of Period	$26.55	$21.90
Total Return (d)	21.23%	2.82%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,132	$60
Ratio of net expenses to average net assets (e)	0.94%	0.94%
Ratio of net investment income (loss) to average net assets (e)	(0.17)%	(0.02)%
Ratio of gross expenses to average net assets (e) (f)	2.26%	25.90%
Portfolio turnover (d) (g)	86%	138%

(a)  Class R6 Shares commenced operations on November 15, 2016.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

62

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Mid Cap Growth Fund
	Class Y Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$21.90	$20.79	$20.58	$19.19	$13.29
Investment Activities:
Net investment income (loss) (a)	(0.04)	(0.02)	(0.03)	(0.10)	(0.09)
Net realized and unrealized gains (losses) on investments	4.68	1.13	0.24	1.49	5.99
Total from Investment Activities	4.64	1.11	0.21	1.39	5.90
Net Asset Value, End of Period	$26.54	$21.90	$20.79	$20.58	$19.19
Total Return	21.19%	5.34%	1.02%	7.24%	44.39%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$310,050	$168,936	$173,629	$73,672	$18,814
Ratio of net expenses to average net assets	0.95%	0.95%	0.97%	1.04%	1.05%
Ratio of net investment income (loss) to average net assets	(0.18)%	(0.10)%	(0.15)%	(0.53)%	(0.55)%
Ratio of gross expenses to average net assets (b)	1.06%	1.05%	1.08%	1.11%	1.23%
Portfolio turnover (c)	86%	138%	120%	154%	119%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

63

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Growth Fund
	Class A Shares
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$16.44		$17.49		$18.01		$19.33	$13.46
Investment Activities:
Net investment income (loss)	(0.02	)(a)	(0.02	)(a)	(0.03	)(a)	(0.07)	(0.07)
Net realized and unrealized gains (losses) on investments	5.24		0.36		0.74		2.02	5.94
Total from Investment Activities	5.22		0.34		0.71		1.95	5.87
Distributions to Shareholders:
Net realized gains from investments	(1.06)		(1.39)		(1.23)		(3.27)	—
Total Distributions to Shareholders	(1.06)		(1.39)		(1.23)		(3.27)	—
Net Asset Value, End of Period	$20.60		$16.44		$17.49		$18.01	$19.33
Total Return (excludes sales charge)	31.75%		1.86%		3.94%		9.98%	43.61%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$218,238		$189,921		$204,027		$210,508	$208,309
Ratio of net expenses to average net assets	1.10%		1.10%		1.10%		1.14%	1.26%
Ratio of net investment income (loss) to average net assets	(0.09)%		(0.09)%		(0.18)%		(0.39)%	(0.49)%
Ratio of gross expenses to average net assets (b)	1.20%		1.20%		1.19%		1.21%	1.26%
Portfolio turnover (c)	74%		123%		105%		136%	101%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

64

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Growth Fund
	Class C Shares
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$14.51		$15.73		$16.45		$18.06	$12.70
Investment Activities:
Net investment income (loss)	(0.15	)(a)	(0.14	)(a)	(0.17	)(a)	(0.15)	0.20
Net realized and unrealized gains (losses) on investments	4.60		0.31		0.68		1.81	5.16
Total from Investment Activities	4.45		0.17		0.51		1.66	5.36
Distributions to Shareholders:
Net realized gains from investments	(1.06)		(1.39)		(1.23)		(3.27)	—
Total Distributions to Shareholders	(1.06)		(1.39)		(1.23)		(3.27)	—
Net Asset Value, End of Period	$17.90		$14.51		$15.73		$16.45	$18.06
Total Return (excludes contingent deferred sales charge)	30.57%		1.05%		3.09%		9.07%	42.20%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,974		$8,487		$11,553		$13,300	$10,415
Ratio of net expenses to average net assets	1.93%		1.93%		1.93%		1.97%	2.15%
Ratio of net investment income (loss) to average net assets	(0.92)%		(0.93)%		(1.02)%		(1.21)%	(1.39)%
Ratio of gross expenses to average net assets (b)	2.10%		2.06%		2.02%		2.06%	2.16%
Portfolio turnover (c)	74%		123%		105%		136%	101%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

65

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Growth Fund
	Class R Shares
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$15.49		$16.65		$17.31		$18.80	$13.18
Investment Activities:
Net investment income (loss)	(0.13	)(a)	(0.11	)(a)	(0.14	)(a)	(0.17)	(0.10)
Net realized and unrealized gains (losses) on investments	4.92		0.34		0.71		1.95	5.72
Total from Investment Activities	4.79		0.23		0.57		1.78	5.62
Distributions to Shareholders:
Net realized gains from investments	(1.06)		(1.39)		(1.23)		(3.27)	—
Total Distributions to Shareholders	(1.06)		(1.39)		(1.23)		(3.27)	—
Net Asset Value, End of Period	$19.22		$15.49		$16.65		$17.31	$18.80
Total Return	30.92%		1.29%		3.28%		9.36%	42.64%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$830		$1,054		$979		$1,249	$1,340
Ratio of net expenses to average net assets	1.71%		1.71%		1.71%		1.71%	1.74%
Ratio of net investment income (loss) to average net assets	(0.70)%		(0.69)%		(0.80)%		(0.97)%	(1.11)%
Ratio of gross expenses to average net assets (b)	2.72%		1.77%		1.79%		1.81%	1.84%
Portfolio turnover (c)	74%		123%		105%		136%	101%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

66

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Growth Fund
	Class Y Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$16.88	$17.87	$18.33	$19.56	$13.60
Investment Activities:
Net investment income (loss)	0.03 (a)	0.03 (a)	0.02 (a)	(0.04)	(0.09)
Net realized and unrealized gains (losses) on investments	5.38	0.37	0.75	2.08	6.05
Total from Investment Activities	5.41	0.40	0.77	2.04	5.96
Distributions to Shareholders:
Net realized gains from investments	(1.06)	(1.39)	(1.23)	(3.27)	—
Total Distributions to Shareholders	(1.06)	(1.39)	(1.23)	(3.27)	—
Net Asset Value, End of Period	$21.23	$16.88	$17.87	$18.33	$19.56
Total Return	32.05%	2.16%	4.20%	10.33%	43.82%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$30,309	$25,107	$38,301	$37,757	$25,968
Ratio of net expenses to average net assets	0.83%	0.83%	0.83%	0.86%	0.98%
Ratio of net investment income (loss) to average net assets	0.17%	0.17%	0.10%	(0.10)%	(0.24)%
Ratio of gross expenses to average net assets (b)	0.97%	0.95%	0.95%	0.91%	0.98%
Portfolio turnover (c)	74%	123%	105%	136%	101%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

67

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Science and Technology Fund
	Class A Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$17.49	$17.35		$18.13	$20.38	$16.95
Investment Activities:
Net investment income (loss) (a)	(0.25)	(0.22)		(0.19)	(0.24)	(0.23)
Net realized and unrealized gains (losses) on investments	8.04	2.64		1.26	1.30	7.76
Total from Investment Activities	7.79	2.42		1.07	1.06	7.53
Distributions to Shareholders:
Net investment income	—	—		—	—	(0.04)
Net realized gains from investments	(3.72)	(2.28)		(1.85)	(3.31)	(4.06)
Total Distributions to Shareholders	(3.72)	(2.28)		(1.85)	(3.31)	(4.10)
Capital Contributions from Prior Custodian (See Note 8)	—	—	(b)	—	—	—
Net Asset Value, End of Period	$21.56	$17.49		$17.35	$18.13	$20.38
Total Return (excludes sales charge)	44.74%	13.80	%(c)	5.89%	5.26%	45.59%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$146,002	$105,041		$109,201	$134,534	$156,011
Ratio of net expenses to average net assets	1.49%	1.51%		1.49%	1.51%	1.49%
Ratio of net investment income (loss) to average net assets	(1.18)%	(1.24)%		(1.01)%	(1.21)%	(1.15)%
Ratio of gross expenses to average net assets (d)	1.49%	1.52%		1.49%	1.51%	1.49%
Portfolio turnover (e)	89%	114%		119%	146%	141%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

68

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Science and Technology Fund
	Class C Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$14.96	$15.25		$16.27	$18.77	$15.96
Investment Activities:
Net investment income (loss) (a)	(0.36)	(0.31)		(0.29)	(0.37)	(0.37)
Net realized and unrealized gains (losses) on investments	6.85	2.30		1.12	1.18	7.24
Total from Investment Activities	6.49	1.99		0.83	0.81	6.87
Distributions to Shareholders:
Net realized gains from investments	(3.72)	(2.28)		(1.85)	(3.31)	(4.06)
Total Distributions to Shareholders	(3.72)	(2.28)		(1.85)	(3.31)	(4.06)
Capital Contributions from Prior Custodian (See Note 8)	—	—	(b)	—	—	—
Net Asset Value, End of Period	$17.73	$14.96		$15.25	$16.27	$18.77
Total Return (excludes contingent deferred sales charge)	43.70%	12.87	%(c)	5.08%	4.38%	44.30%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$11,831	$10,332		$11,160	$12,745	$16,402
Ratio of net expenses to average net assets	2.28%	2.32%		2.28%	2.36%	2.34%
Ratio of net investment income (loss) to average net assets	(1.97)%	(2.05)%		(1.79)%	(2.06)%	(2.00)%
Ratio of gross expenses to average net assets (d)	2.31%	2.32%		2.28%	2.36%	2.34%
Portfolio turnover (e)	89%	114%		119%	146%	141%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

69

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Science and Technology Fund
	Class R Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$15.78	$15.91		$16.85	$19.26	$16.24
Investment Activities:
Net investment income (loss) (a)	(0.31)	(0.26)		(0.25)	(0.32)	(0.32)
Net realized and unrealized gains (losses) on investments	7.24	2.41		1.16	1.22	7.40
Total from Investment Activities	6.93	2.15		0.91	0.90	7.08
Distributions to Shareholders:
Net realized gains from investments	(3.72)	(2.28)		(1.85)	(3.31)	(4.06)
Total Distributions to Shareholders	(3.72)	(2.28)		(1.85)	(3.31)	(4.06)
Capital Contributions from Prior Custodian (See Note 8)	—	—	(b)	—	—	—
Net Asset Value, End of Period	$18.99	$15.78		$15.91	$16.85	$19.26
Total Return	44.05%	13.41	%(c)	5.38%	4.74%	44.82%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,705	$1,394		$1,281	$1,367	$1,438
Ratio of net expenses to average net assets	1.93%	1.91%		1.93%	2.03%	2.02%
Ratio of net investment income (loss) to average net assets	(1.62)%	(1.63)%		(1.45)%	(1.73)%	(1.68)%
Ratio of gross expenses to average net assets (d)	2.54%	1.91%		1.93%	2.03%	2.02%
Portfolio turnover (e)	89%	114%		119%	146%	141%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

70

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Science and Technology Fund
	Class Y Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$18.37	$18.08		$18.78	$20.93	$17.32
Investment Activities:
Net investment income (loss) (a)	(0.21)	(0.18)		(0.14)	(0.19)	(0.18)
Net realized and unrealized gains (losses) on investments	8.46	2.75		1.29	1.35	7.94
Total from Investment Activities	8.25	2.57		1.15	1.16	7.76
Distributions to Shareholders:
Net investment income	—	—		—	—	(0.09)
Net realized gains from investments	(3.72)	(2.28)		(1.85)	(3.31)	(4.06)
Total Distributions to Shareholders	(3.72)	(2.28)		(1.85)	(3.31)	(4.15)
Capital Contributions from Prior Custodian (See Note 8)	—	—	(b)	—	—	—
Net Asset Value, End of Period	$22.90	$18.37		$18.08	$18.78	$20.93
Total Return	45.11%	14.07	%(c)	6.11%	5.61%	46.00%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$32,047	$19,335		$27,416	$48,368	$40,337
Ratio of net expenses to average net assets	1.24%	1.28%		1.24%	1.22%	1.22%
Ratio of net investment income (loss) to average net assets	(0.92)%	(1.01)%		(0.74)%	(0.91)%	(0.88)%
Ratio of gross expenses to average net assets (d)	1.26%	1.29%		1.24%	1.22%	1.22%
Portfolio turnover (e)	89%	114%		119%	146%	141%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

71

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Equity Fund
	Class A Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$14.41	$14.24		$19.81	$21.46	$17.12
Investment Activities:
Net investment income (loss) (a)	(0.14)	(0.12)		(0.20)	(0.21)	(0.22)
Net realized and unrealized gains (losses) on investments	5.55	0.28		0.38	2.32	8.51
Total from Investment Activities	5.41	0.16		0.18	2.11	8.29
Distributions to Shareholders:
Net realized gains from investments	(0.94)	—		(5.75)	(3.76)	(3.95)
Total Distributions to Shareholders	(0.94)	—		(5.75)	(3.76)	(3.95)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	0.01		—	—	—
Net Asset Value, End of Period	$18.88	$14.41		$14.24	$19.81	$21.46
Total Return (excludes sales charge)	37.57%	1.19	%(b)	0.61%	10.00%	49.48%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$65,514	$52,075		$65	$68,785	$72,843
Ratio of net expenses to average net assets	1.25%	1.35%		1.30%	1.27%	1.29%
Ratio of net investment income (loss) to average net assets	(0.84)%	(0.88)%		0.97%	(0.99)%	(1.03)%
Ratio of gross expenses to average net assets (c)	1.25%	1.36%		1.30%	1.27%	1.29%
Portfolio turnover (d)	79%	86%		98%	93%	107%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.05% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

72

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Equity Fund
	Class C Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$7.74	$7.71		$13.42	$15.79	$13.43
Investment Activities:
Net investment income (loss) (a)	(0.15)	(0.12)		(0.25)	(0.29)	(0.30)
Net realized and unrealized gains (losses) on investments	2.96	0.14		0.29	1.68	6.61
Total from Investment Activities	2.81	0.02		0.04	1.39	6.31
Distributions to Shareholders:
Net realized gains from investments	(0.94)	—		(5.75)	(3.76)	(3.95)
Total Distributions to Shareholders	(0.94)	—		(5.75)	(3.76)	(3.95)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	0.01		—	—	—
Net Asset Value, End of Period	$9.61	$7.74		$7.71	$13.42	$15.79
Total Return (excludes contingent deferred sales charge)	36.34%	0.39	%(b)	(0.17)%	9.02%	48.32%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$533	$410		$1	$593	$1,091
Ratio of net expenses to average net assets	2.10%	2.10%		2.10%	2.15%	2.08%
Ratio of net investment income (loss) to average net assets	(1.69)%	(1.64)%		1.77%	(1.90)%	(1.85)%
Ratio of gross expenses to average net assets (c)	3.87%	3.14%		2.39%	2.37%	2.08%
Portfolio turnover (d)	79%	86%		98%	93%	107%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.05% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

73

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Equity Fund
	Class R Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$12.44	$12.33		$17.99	$19.88	$16.12
Investment Activities:
Net investment income (loss) (a)	(0.20)	(0.14)		(0.26)	(0.27)	(0.27)
Net realized and unrealized gains (losses) on investments	4.78	0.24		0.35	2.14	7.98
Total from Investment Activities	4.58	0.10		0.09	1.87	7.71
Distributions to Shareholders:
Net realized gains from investments	(0.94)	—		(5.75)	(3.76)	(3.95)
Total Distributions to Shareholders	(0.94)	—		(5.75)	(3.76)	(3.95)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	0.01		—	—	—
Net Asset Value, End of Period	$16.08	$12.44		$12.33	$17.99	$19.88
Total Return	36.84%	0.89	%(b)	0.16%	9.58%	48.95%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,381	$2,954		$3,662	$4,455	$4,898
Ratio of net expenses to average net assets	1.75%	1.70%		1.71%	1.67%	1.60%
Ratio of net investment income (loss) to average net assets	(1.34)%	(1.24)%		(1.39)%	(1.39)%	(1.35)%
Ratio of gross expenses to average net assets (c)	1.97%	1.70%		1.71%	1.71%	1.69%
Portfolio turnover (d)	79%	86%		98%	93%	107%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.05% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

74

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Equity Fund
	Class Y Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$14.62	$14.39		$20.04	$21.60	$17.17
Investment Activities:
Net investment income (loss) (a)	(0.14)	(0.08)		(0.16)	(0.16)	(0.16)
Net realized and unrealized gains (losses) on investments	5.66	0.30		0.26	2.36	8.54
Total from Investment Activities	5.52	0.22		0.10	2.20	8.38
Distributions to Shareholders:
Net realized gains from investments	(0.94)	—		(5.75)	(3.76)	(3.95)
Total Distributions to Shareholders	(0.94)	—		(5.75)	(3.76)	(3.95)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	0.01		—	—	—
Net Asset Value, End of Period	$19.20	$14.62		$14.39	$20.04	$21.60
Total Return	37.78%	1.60	%(b)	0.18%	10.35%	49.84%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,398	$1,834		$3,804	$48,597	$51,794
Ratio of net expenses to average net assets	1.10%	1.10%		1.07%	1.01%	10.00%
Ratio of net investment income (loss) to average net assets	(0.78)%	(0.64)%		(0.76)%	(0.74)%	(0.74)%
Ratio of gross expenses to average net assets (c)	1.34%	1.24%		1.07%	1.01%	10.00%
Portfolio turnover (d)	79%	86%		98%	93%	107%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.05% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

75

Victory Portfolios	Notes to Financial Statements December 31, 2017

1.  Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of 43 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the following Funds (collectively, the "Funds" and individually, a "Fund").

Funds	Investment Share Classes Offered	Investment Objectives
Victory RS Small Cap Growth Fund ("RS Small Cap Growth Fund")	Classes A, C, R and Y	Seeks to provide long-term capital growth
Victory RS Select Growth Fund ("RS Select Growth Fund")	Classes A, C, R, R6 and Y	Seeks to provide long-term capital growth
Victory RS Mid Cap Growth Fund ("RS Mid Cap Growth Fund")	Classes A, C, R, R6 and Y	Seeks to provide long-term capital growth
Victory RS Growth Fund ("RS Growth Fund")	Classes A, C, R and Y	Seeks to provide long-term capital growth
Victory RS Science and Technology Fund ("RS Science and Technology Fund")	Classes A, C, R and Y	Seeks to provide long-term capital growth
Victory RS Small Cap Equity Fund ("RS Small Cap Equity Fund")	Classes A, C, R and Y	Seeks to provide long-term capital growth

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies (Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies).

76

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds, American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

77

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

A summary of the valuations as of December 31, 2017, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedules of Portfolio Investments:

	LEVEL 1 — Quoted Prices	Total
	Investments in Securities	Investments in Securities
RS Small Cap Growth Fund
Common Stocks	$1,695,021,577	$1,695,021,577
Collateral for Securities Loaned	106,734,246	106,734,246
Total	1,801,755,823	1,801,755,823
RS Select Growth Fund
Common Stocks	438,562,603	438,562,603
Collateral for Securities Loaned	13,530,823	13,530,823
Total	452,093,426	452,093,426
RS Mid Cap Growth Fund
Common Stocks	444,446,885	444,446,885
Collateral for Securities Loaned	1,641,076	1,641,076
Total	446,087,961	446,087,961
RS Growth Fund
Common Stocks	253,849,795	253,849,795
Total	253,849,795	253,849,795
RS Science and Technology Fund
Common Stocks	190,792,118	190,792,118
Collateral for Securities Loaned	22,386,023	22,386,023
Total	213,178,141	213,178,141
RS Small Cap Equity Fund
Common Stocks	75,472,586	75,472,586
Collateral for Securities Loaned	3,907,643	3,907,643
Total	79,380,229	79,380,229

There were no transfers among any levels during the year ended December 31, 2017.

Securities Purchased on a When-Issued Basis:

The Funds may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities. As of December 31, 2017, the Funds had no outstanding when-issued purchase commitments covered by the segregated assets as identified in the Schedules of Portfolio Investments.

78

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End & Closed-End Funds:

The Funds may invest in portfolios of open-end or closed-end investment companies (the "underlying funds"). The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Securities lending income is

79

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2017:

Fund	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Net Amount
RS Small Cap Growth Fund	$102,582,447	$106,734,246	$4,151,799
RS Select Growth Fund	13,032,849	13,530,823	497,974
RS Mid Cap Growth Fund	1,594,817	1,641,076	46,259
RS Science and Technology Fund	21,216,879	22,386,023	1,169,144
RS Small Cap Equity Fund	3,761,957	3,907,643	145,686

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the change in unrealized appreciation/depreciation on investments. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statements of Operations.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually for the Funds. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts and premiums and paydown gains or losses), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

80

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2017 were as follows:

Fund	Purchases	Sales
RS Small Cap Growth Fund	$2,011,772,157	$2,779,718,455
RS Select Growth Fund	326,977,689	494,763,952
RS Mid Cap Growth Fund	368,978,707	429,908,395
RS Growth Fund	177,574,378	213,406,531
RS Science and Technology Fund	147,598,081	154,743,907
RS Small Cap Equity Fund	50,472,058	52,742,533

For the year ended December 31, 2017, there were no purchases or sales of U.S. Government Securities.

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. ("VCH"), a publicly traded Delaware corporation.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2017
Adviser Fee Rate
RS Small Cap Growth Fund	0.95%
RS Select Growth Fund	1.00%
RS Mid Cap Growth Fund	0.85%
RS Growth Fund	0.75%
RS Science and Technology Fund	1.00%
RS Small Cap Equity Fund	0.75%

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective July 1, 2017, Colin Kinney serves as the Trust's Chief Compliance Officer ("CCO"). The CCO is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to Provide Compliance Services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services. Prior to July 1, 2017, EJV Financial Services LLC served as the Trust's CCO. Under the terms of the agreement, the Funds within the Trust, Victory Portfolios II, Victory Institutional Funds and Victory Variable Insurance Funds (collectively, the "Victory Trusts"), paid EJV Financial Services LLC $220,000 annually for CCO consulting services.

The Victory Trusts pay an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Trusts and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor and FIS are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Funds. For the year ended December 31, 2017, the Distributor received approximately $30,171 thousand from commissions earned on sales of Class A Shares and FIS received $5,369 from redemptions of Class C Shares of the Funds.

82

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of December 31, 2017, the expense limits (excluding voluntary waivers) are as follows:

Fund	Class	Expense Limits(a)
RS Small Cap Growth Fund	Class A Shares	1.40%
RS Small Cap Growth Fund	Class C Shares	2.16%
RS Small Cap Growth Fund	Class R Shares	1.86%
RS Small Cap Growth Fund	Class R6 Shares	1.06	%(b)
RS Small Cap Growth Fund	Class Y Shares	1.13%
RS Select Growth Fund	Class A Shares	1.40%
RS Select Growth Fund	Class C Shares	2.18%
RS Select Growth Fund	Class R Shares	1.91%
RS Select Growth Fund	Class R6 Shares	1.06%
RS Select Growth Fund	Class Y Shares	1.14%
RS Mid Cap Growth Fund	Class A Shares	1.20%
RS Mid Cap Growth Fund	Class C Shares	2.11%
RS Mid Cap Growth Fund	Class R Shares	1.80%
RS Mid Cap Growth Fund	Class R6 Shares	0.94%
RS Mid Cap Growth Fund	Class Y Shares	0.95%
RS Growth Fund	Class A Shares	1.10%
RS Growth Fund	Class C Shares	1.93%
RS Growth Fund	Class R Shares	1.71%
RS Growth Fund	Class Y Shares	0.83%
RS Science and Technology Fund	Class A Shares	1.49%
RS Science and Technology Fund	Class C Shares	2.28%
RS Science and Technology Fund	Class R Shares	1.93%
RS Science and Technology Fund	Class Y Shares	1.24%
RS Small Cap Equity Fund	Class A Shares	1.35%
RS Small Cap Equity Fund	Class C Shares	2.10%
RS Small Cap Equity Fund	Class R Shares	1.75%
RS Small Cap Equity Fund	Class Y Shares	1.10%

(a) In effect until April 30, 2018 (Commenced operations on July 12, 2017.)

(b) As of May 24, 2017, rate in effect until at least April 30, 2018.

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

As of December 31, 2017, the following amounts are available to be repaid to the Adviser:

Fund	Expires 12/31/19	Expires 12/31/20
RS Small Cap Growth Fund	$542,236	$745,744
RS Select Growth Fund	93,780	384,612
RS Mid Cap Growth Fund	138,565	419,215
RS Growth Fund	111,652	278,667
RS Science and Technology Fund	9,502	18,803
RS Small Cap Equity Fund	—	22,386

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2017.

Certain officers and/or interested trustees of the Funds are also officers of the Adviser, Administrator and Fund Accountant, Legal and CCO.

5.  Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Borrowing and Interfund Lending:

Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 29, 2016, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund, another series of the Victory Trusts, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. The agreement was subsequently amended on July 28, 2017 with a new termination date of July 27, 2018. For the year ended December 31, 2017, Citibank earned approximately $150,000 in commitment fees from the Victory Trusts. Each fund in the Victory Trusts pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. As of December 31, 2017, the interest rate on outstanding borrowings was 2.57%.

The average loans for the days outstanding and average interest rate for each Fund during the year ended December 31, 2017 were as follows:

Fund	Amount Outstanding at December 31, 2017	Average Borrowings*	Days Borrowings Outstanding	Average Interest Rate
RS Mid Cap Growth Fund	$—	$1,275,000	4	2.06%
RS Growth Fund	—	1,010,000	6	1.92%

*  For the year ended December 31, 2017, based on the number of days borrowings were outstanding.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

Interfund Lending:

The Trust and Adviser received an exemptive order granted by the SEC on March 28, 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Board approved the Interfund Lending Policy and Procedures relating to the Facility on May 24, 2017. The Facility allows the Funds to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

Borrowing Fund	Lending Fund	Amount Outstanding at December 31, 2017	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate
RS Select Growth Fund	Victory Sycamore Established Value Fund	$—	$728,000	1	1.99%

*  For the year ended December 31, 2017, based on the number of days borrowings were outstanding.

7.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended December 31, 2017
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
RS Small Cap Growth Fund	$—	$194,651,972	$194,651,972	$194,651,972
RS Select Growth Fund	—	57,847,069	57,847,069	57,847,069
RS Growth Fund	1,743,634	10,921,206	12,664,840	12,664,840
RS Science and Technology Fund	9,363,273	19,302,837	28,666,110	28,666,110
RS Small Cap Equity Fund	—	3,681,689	3,681,689	3,681,689
	Year Ended December 31, 2016
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
RS Small Cap Growth Fund	$159,666	$—	$159,666	$159,666
RS Select Growth Fund	—	17,025,200	17,025,200	17,025,200
RS Growth Fund	—	18,560,530	18,560,530	18,560,530
RS Science and Technology Fund	4,268,294	11,637,541	15,905,835	15,905,835

85

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

As of December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
RS Small Cap Growth Fund	$—	$41,311,492	$41,311,492	$533,296,587	$574,608,079
RS Select Growth Fund	—	34,457,236	34,457,236	130,171,804	164,629,040
RS Mid Cap Growth Fund	—	2,135,028	2,135,028	76,221,971	78,356,999
RS Growth Fund	704,443	4,222,911	4,927,354	88,966,670	93,894,024
RS Science and Technology Fund	1,229,529	3,006,407	4,235,936	66,454,301	70,690,237
RS Small Cap Equity Fund	—	6,073,201	6,073,201	19,394,779	25,467,980

*The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and mark to market adjustments on passive foreign investment companies.

During the tax year ended December 31, 2017, the RS Small Cap Growth Fund, RS Mid Cap Growth Fund and RS Small Cap Equity Fund utilized $221,404,712, $28,116,490 and $1,152,248, respectively, of capital loss carryforwards.

As of December 31, 2017, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RS Small Cap Growth Fund	$1,268,459,236	$565,000,329	$(31,703,742)	$533,296,587
RS Select Growth Fund	321,921,622	136,323,613	(6,151,809)	130,171,804
RS Mid Cap Growth Fund	369,865,990	80,557,017	(4,335,046)	76,221,971
RS Growth Fund	164,883,125	89,853,604	(886,934)	88,966,670
RS Science and Technology Fund	146,723,840	73,408,100	(6,953,799)	66,454,301
RS Small Cap Equity Fund	59,985,450	20,947,363	(1,552,584)	19,394,779

As of Decemebr 31, 2017, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)	Capital
RS Small Cap Growth Fund	$15,059,481	$1	$(15,059,482)
RS Select Growth Fund	3,994,055	(2)	(3,994,053)
RS Mid Cap Growth Fund	1,594,930	2	(1,594,932)
RS Growth Fund	226,537	(193,632)	(32,905)
RS Science and Technology Fund	1,919,801	(1,919,800)	(1)
RS Small Cap Equity Fund	568,164	—	(568,164)

8.  Capital Contribution from Prior Custodian:

During 2016, certain funds received notification from their prior custodian, State Street Bank and Trust ("State Street"), related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014, the end of the Fund's contract with State Street. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in

86

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

place during the period of the over-billing, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Funds was accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2017, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

Shareholder	Fund	Percent
PERSHING LLC	RS Mid Cap Growth Fund	31.78%

10.  Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — and also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The Funds' adoption of these amendments, effective with the financial statements prepared as of December 31, 2017, required additional disclosures reflected herein, but had no effect on the Funds' net assets or results of operations.

In March 2017, the FASB issued Accounting Standards Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

11.  Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

87

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Victory RS Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Science and Technology Fund, Victory RS Select Growth Fund, Victory RS Small Cap Equity Fund, and Victory RS Small Cap Growth Fund and the Board of Trustees of the Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Victory RS Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Science and Technology Fund, Victory RS Select Growth Fund, Victory RS Small Cap Equity Fund, and Victory RS Small Cap Growth Fund (collectively referred to as the "Funds") (six of the portfolios constituting the Victory Portfolios (the "Trust")), including the portfolios of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds at December 31, 2017, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial statements and financial highlights of the Funds for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 28, 2018

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Victory Portfolios	Supplemental Information December 31, 2017

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 43 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 66	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (since December 2016-December 2017).
Nigel D. T. Andrews, 70	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 66*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 74	Trustee	July 2016	Retired; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 63	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

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Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 64	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 60*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 56	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, 73	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 45**	Trustee	May 2008	Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The current officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Trust's Treasurer is employed by Citi, which entity receives fees from the Trust for serving as the sub-fund accountant and sub-administrator.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 56	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 48	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 44	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 49	Treasurer**	May 2006-May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Allan Shaer, 52	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Chistopher A. Ponte, 33	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017). Registered Principal, Victory Capital Advisers, Inc. (since 2011).
Edward J. Veilleux, 74	Chief Compliance Officer***	October 2005-July 2017	President of EJV Financial Services (mutual fund consulting).
Colin Kinney, 44	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 57	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 64	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (2011-2017); Partner, Shearman & Sterling LLP (since 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

**  On May 24, 2017, Mr. Sabato resigned his position with the Trust.

***  On July 1, 2017, Mr. Veilleux resigned his position with the Trust.

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Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
RS Small Cap Growth Fund
Class A Shares	$1,000.00	$1,164.10	$7.64	1.40%
Class C Shares	1,000.00	1,159.80	11.76	2.16%
Class R Shares	1,000.00	1,161.30	10.13	1.86%
Class R6 Shares (a)	1,000.00	1,162.30	5.43	1.06%
Class Y Shares	1,000.00	1,165.60	6.17	1.13%
RS Select Growth Fund
Class A Shares	1,000.00	1,077.40	7.33	1.40%
Class C Shares	1,000.00	1,073.40	11.39	2.18%
Class R Shares	1,000.00	1,074.70	9.99	1.91%
Class R6 Shares	1,000.00	1,079.40	5.56	1.06%
Class Y Shares	1,000.00	1,079.10	5.97	1.14%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

(a)  Information shown reflects values for the period July 12, 2017 (commencement of operations) to December 31, 2017 and has been calculated using expense ratios and rates of return of the same period.

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	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
RS Mid Cap Growth Fund
Class A Shares	$1,000.00	$1,101.80	$6.36	1.20%
Class C Shares	1,000.00	1,096.80	11.05	2.09%
Class R Shares	1,000.00	1,098.70	9.52	1.80%
Class R6 Shares	1,000.00	1,103.00	4.98	0.94%
Class Y Shares	1,000.00	1,103.10	5.04	0.95%
RS Growth Fund
Class A Shares	1,000.00	1,135.20	5.92	1.10%
Class C Shares	1,000.00	1,130.50	10.36	1.93%
Class R Shares	1,000.00	1,132.30	9.19	1.71%
Class Y Shares	1,000.00	1,137.20	4.47	0.83%
RS Science and Technology Fund
Class A Shares	1,000.00	1,181.30	8.19	1.49%
Class C Shares	1,000.00	1,177.30	12.51	2.28%
Class R Shares	1,000.00	1,178.50	10.60	1.93%
Class Y Shares	1,000.00	1,183.10	6.82	1.24%
RS Small Cap Equity Fund
Class A Shares	1,000.00	1,169.50	6.73	1.23%
Class C Shares	1,000.00	1,163.50	11.45	2.10%
Class R Shares	1,000.00	1,166.80	9.56	1.75%
Class Y Shares	1,000.00	1,169.80	6.02	1.10%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

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Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
RS Small Cap Growth
Class A Shares	$1,000.00	$1,018.15	$7.12	1.40%
Class C Shares	1,000.00	1,014.32	10.97	2.16%
Class R Shares	1,000.00	1,015.83	9.45	1.86%
Class R6 Shares	1,000.00	1,019.86	5.40	1.06%
Class Y Shares	1,000.00	1,019.51	5.75	1.13%
RS Select Growth Fund
Class A Shares	1,000.00	1,018.15	7.12	1.40%
Class C Shares	1,000.00	1,014.22	11.07	2.18%
Class R Shares	1,000.00	1,015.58	9.70	1.91%
Class R6 Shares	1,000.00	1,019.86	5.40	1.06%
Class Y Shares	1,000.00	1,019.46	5.80	1.14%
RS Mid Cap Growth Fund
Class A Shares	1,000.00	1,019.16	6.11	1.20%
Class C Shares	1,000.00	1,014.67	10.61	2.09%
Class R Shares	1,000.00	1,016.13	9.15	1.80%
Class R6 Shares	1,000.00	1,020.47	4.79	0.94%
Class Y Shares	1,000.00	1,020.42	4.84	0.95%
RS Growth Fund
Class A Shares	1,000.00	1,019.66	5.60	1.10%
Class C Shares	1,000.00	1,015.48	9.80	1.93%
Class R Shares	1,000.00	1,016.59	8.69	1.71%
Class Y Shares	1,000.00	1,021.02	4.23	0.83%
RS Science and Technology Fund
Class A Shares	1,000.00	1,017.69	7.58	1.49%
Class C Shares	1,000.00	1,013.71	11.57	2.28%
Class R Shares	1,000.00	1,015.48	9.80	1.93%
Class Y Shares	1,000.00	1,018.95	6.31	1.24%
RS Small Cap Equity Fund
Class A Shares	1,000.00	1,019.00	6.26	1.23%
Class C Shares	1,000.00	1,014.62	10.66	2.10%
Class R Shares	1,000.00	1,016.38	8.89	1.75%
Class Y Shares	1,000.00	1,019.66	5.60	1.10%

*  Expenses are equal to the average account value multiplied by the Fund's annualized xpense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

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Additional Federal Income Tax Information

For the year ended December 31, 2017, the Funds paid qualified dividend income for the purposes of reduce individual federal income tax rates of:

Amount
RS Growth Fund	90%
RS Science and Technology Fund	2%

Dividends qualified for corporate diviends received deductions of:

Amount
RS Growth Fund	88%
RS Science and Technology Fund	3%

For the year ended December 31, 2017, the Funds designated short-term capital gain distributions:

Amount
RS Growth Fund	$1,743,634
RS Science and Technology Fund	9,363,273

For the year ended December 31, 2017, the following Funds designated long-term capital gain distributions:

Amount
RS Small Cap Growth Fund	$194,651,972
RS Select Growth Fund	57,847,069
RS Growth Fund	10,921,206
RS Science and Technology Fund	19,302,837
RS Small Cap Equity Fund	3,681,689

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Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of each of the Funds at a meeting, which was called for that purpose, on December 5, 2017. The Board also considered information relating to the Funds and the Agreement provided throughout the year and at a meeting on October 24, 2017. The Board noted that prior to each Fund's reorganization on July 29, 2016, each Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  Total expenses of each Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of each Fund individually. In addition, the Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees, with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by FUSE Research Network, LLC ("FUSE") and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of each Fund's peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of

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similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which are generally viewed as a method by which the investment adviser shares economies of scale as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following each Fund's reorganization, each Fund is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

RS Small Cap Growth Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group for all of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) that the Fund had performed well during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Select Growth Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed both the benchmark index and the peer group for the one-, three and five-year periods, and outperformed both the benchmark index and the peer group for the ten-year period. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) that management will continue to monitor the Fund's performance in the upcoming year, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Mid Cap Growth Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed and

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the peer group for the one- and ten-year periods, and outperformed the peer group for the three- and five-year periods. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) that management will continue to monitor the Fund's performance in the upcoming year, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Growth Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, outperformed the peer group for the one- and five-year periods, and underperformed the peer group for the three- and ten-year periods. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) that management will continue to monitor the Fund's performance in the upcoming year, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Science and Technology Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one- and three-year periods and the peer group for all of the periods reviewed, and underperformed the benchmark index for the five- and ten-year periods.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) that the Fund had performed well during the recent periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Small Cap Equity Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group for all of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) that the Fund had performed well during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion:

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement,

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on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

99

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VPRSGF-AR (12/17)

December 31, 2017

Annual Report

Victory RS International Fund

Victory RS Global Fund

Victory Sophus Emerging Markets Fund

Victory Sophus Emerging Markets Small Cap Fund

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Victory Portfolios

Shareholder Letter (unaudited)	3
Fund Review and Commentary (unaudited)	4
Financial Statements
The Victory International Funds
Victory RS International Fund
Schedule of Portfolio Investments	17
Statements of Assets and Liabilities	40
Statements of Operations	43
Statements of Changes in Net Assets	45-46
Financial Highlights	50-53
Victory RS Global Fund
Schedule of Portfolio Investments	22
Statements of Assets and Liabilities	40
Statements of Operations	43
Statements of Changes in Net Assets	45-46
Financial Highlights	54-57
Victory Sophus Emerging Markets Fund
Schedule of Portfolio Investments	28
Statements of Assets and Liabilities	41-42
Statements of Operations	44
Statements of Changes in Net Assets	47-49
Financial Highlights	58-62
Victory Sophus Emerging Markets Small Cap Fund
Schedule of Portfolio Investments	34
Statements of Assets and Liabilities	41-42
Statements of Operations	44
Statements of Changes in Net Assets	47-49
Financial Highlights	63-65
Notes to Financial Statements	66
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	78
Supplemental Information (unaudited)	79
Trustee and Officer Information	79
Proxy Voting and Form N-Q Information	82
Expense Examples	82
Additional Federal Income Tax Information	85
Advisory Contract Approval	86

1

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders

Dear Shareholder,

For all practical purposes, 2017 was a full-on stampede. The bull market roared ahead and domestic stocks registered their ninth consecutive year of gains. The S&P 500 Index® increased nearly 22 percent, the Dow Jones Industrial Average was up 25 percent, and the tech-heavy NASDAQ Composite outpaced both, rising 28 percent. Global investors also enjoyed robust returns, led by the 37 percent gains posted by the MSCI Emerging Markets Index. By virtually any measure, equities enjoyed a very good year.

Investors celebrated strong corporate profits and rising real gross domestic product, which increased at an annual rate of 3.2 percent in the third quarter, according to the U.S. Bureau of Economic Analysis. The consumer also played a leading role as annual retail sales grew by 4.2 percent during 2017, according to the U.S. Department of Commerce, the strongest growth since 2014. Add in the new sweeping legislation that will significantly lower corporate tax rates and it's easy to see why markets were buoyed.

Yet despite this encouraging backdrop, the pragmatists among us continue to fret. Maybe that's not such a bad thing since unbridled optimism often ends in tears. Given where we are in this business cycle, we believe that risk management protocols are likely to become more important than ever.

There are plenty of potential headwinds to contemplate. Chief among these are concerns regarding future borrowing costs and the trajectory of interest rates. The Federal Reserve has telegraphed its intentions to tighten monetary policy by ending its bond buying program and continuing on a path of measured rate increases in 2018. It's no surprise that early in the year, the 10-Year Treasury responded by pushing above 2.5 percent, still low by historical standards but possibly trending towards levels not seen in some time.

Some investors are leery of tighter labor markets, higher wages, and the possibility of rising inflation. Others are more focused on valuations and wonder if certain sectors have gotten ahead of fundamentals. And finally, geopolitical tensions are never far from mind since they can materialize with little warning. Areas of concern ebb and flow with the news, shifting from the Korean Peninsula to U.S.-Russian relations to the Mideast or any number of global hot spots.

All these risks do not necessarily portend to trouble. But after years of impressive stock market gains it's important that we acknowledge both the risks and historical rates of return. Risk management is a hallmark of our independent investment franchises at Victory Capital, all of which are committed to offering products that help investors achieve their objectives at all points of the market cycle. This could prove invaluable in an aging bull market.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

3

The Victory RS International Funds (Unaudited)

Victory RS International Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  International stocks returned robust performance for the twelve months ended December 31, 2017, driven by synchronized global growth and strong corporate earnings.

•  The Victory RS International Fund (the "Fund") delivered a positive return for the twelve-month period, outperforming the MSCI EAFE Index (Net). The Fund's positive performance was supported by many sectors, including Consumer Staples, Health Care, Industrials, and Information Technology. The main detracting sectors included Consumer Discretionary and Financials.

•  The Fund seeks long-term capital appreciation. The Fund's investment team employs both quantitative screening and fundamental analysis in seeking companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process.

Market Overview

It was a slow, steady climb for the equity markets, with almost all regions benefiting from synchronized global growth. Asia ex. Japan and Emerging Markets led the way, with Europe and Japan nipping at their heels. There was no shortage of political and headline drama but markets remained undeterred, marching higher with remarkably low volatility. In Japan, against the backdrop of deteriorating approval ratings, Prime Minister Abe called for and won a snap election propelling local markets to their highest level in decades. In Europe, despite a disappointing outcome for Germany's Angela Merkel, a tense referendum for independence in Catalonia, and the continued overhang of the United Kingdom's Brexit, the economy grew well above its previous trend. Tensions with North Korea and allegations the Trump campaign colluded with Russia barely even registered. By comparison, China's curbs on speculative excesses and controls on capital flows seemed downright ordinary.

On the economic front, the situation was benign. The European Central Bank remained accommodative but reduced asset purchases, thus signaling its intent to normalize economic policies. Only Japan remained firmly in the accommodative camp.

Performance Update

The Fund gained 25.26% (Class A Shares at net asset value) for the twelve-month period ended December 31, 2017, outperforming its benchmark, the MSCI EAFE Index (Net) (the "Index"), which returned 25.03%.

Portfolio Review

The Fund's outperformance as compared to the Index was assisted by stock selection in the Information Technology sector, where Tencent Holdings Ltd. was the top contributor. Tencent Holdings, a leader in the online mobile game and advertisement segments in China, continues to bolster its business model by helping to develop compelling new experiences in music

4

The Victory RS International Funds (Unaudited)

Victory RS International Fund (continued)

services across its client base. It has begun to offer tiered subscription systems and digital album concepts, helping to transform the way music is promoted, distributed, and sold in China, which is projected to be the next major market of worldwide streaming music revenue. Recordati, an Italian pharmaceuticals developer and manufacturer based in Milan, was a positive contributor in the Health Care space as management announced the conclusion of an agreement with AstraZeneca to acquire the rights to Seloken and associated Logimax fixed-dose treatments. Benefits of the acquisition include diversification of the company's business into several European markets such as Benelux and the Nordics.

On the downside, the Fund's underperformance relative to the Index for the year was centered in the Consumer Discretionary sector, as Pandora A/S and Toyota Motor Corporation both detracted from performance. Pandora A/S, the modern jewelry manufacturer from Denmark, retreated on slower growth due to concerns that the U.S. retail market remains weak and U.S. sales trends have declined precipitously over the past year. While the shop-in-shop and multi-branded channels each saw recent sales declines, a shift in marketing focus and additional capital to its U.S. franchise-operated channel indicate positive positioning moving forward. Toyota Motor Corp. designs, manufactures and assembles motor vehicles, as well as offering financial services to Toyota vehicle dealers and customers. Despite positive factors such as cost reduction and marketing efforts, the company's operating income was down year-over-year, mainly due to the appreciation of the yen and an increase in expenses. Robust vehicle sales in North America, Europe and Asia were offset by a significant slowdown in the Middle East, where sales were affected by weak oil prices.

Outlook

Though we would be surprised if 2018 resembles 2017 in terms of consistency of returns and lack of stock price volatility, it is difficult, if not impossible, to identify what might disrupt markets or when it may happen. Could it be a policy or leadership change at the Fed? The impact of policy decisions by the Trump administration? A slowdown in Europe from unsustainable levels? A crisis in China? Bitcoin? We cannot hazard a guess. For this reason, we have focused our investments on companies with strong track records of creating shareholder value regardless of the economic backdrop. We continue to adhere to our disciplined risk-management strategies, keeping a close eye on valuations and country-specific risks as we focus on investments that earn our highest degree of confidence.

Investment Philosophy

The Victory RS International Fund is guided by our philosophy that positive investment outcomes can be attained through the use of a data-driven discipline in conjunction with a bottom-up traditional approach to investing. Our proprietary research methodology, combined with a set of industry standard and team-generated global risk factors, seeks to capture information inefficiencies in the global equity markets in order to provide a consistent, diversified return stream over market cycles while managing portfolio volatility.

5

The Victory RS International Funds (Unaudited)

Victory RS International Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class C		Class R	Class Y
INCEPTION DATE	2/16/93		8/7/00		5/15/01	3/10/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	MSCI EAFE Index (Net)[1]
One Year	25.26%	18.06%	24.25%	23.25%	24.85%	25.56%	25.03%
Three Year	8.88%	6.76%	8.04%	8.04%	8.49%	9.17%	7.80%
Five Year	7.04%	5.78%	6.05%	6.05%	6.56%	7.39%	7.90%
Ten Year	2.48%	1.87%	1.62%	1.62%	2.06%	N/A	1.94%
Since Inception	6.11%	5.85%	2.17%	2.17%	4.21%	12.87%	N/A
Expense Ratios
Gross	1.95%		3.05%		2.29%	1.80%
With Applicable Waivers	1.13%		1.88%		1.38%	0.88%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS International Fund — Growth of $10,000

1The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

The Victory RS International Funds (Unaudited)

Victory RS Global Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  Global stocks returned robust performance for the twelve months ended December 31, 2017, driven by synchronized global growth and strong corporate earnings.

•  The Victory RS Global Fund (the "Fund") delivered a positive return for the twelve-month period, outperforming the MSCI All Country World Index (Net) (the "Index"). Stock selection in Information Technology and Industrials aided relative results, while the Consumer Discretionary and Telecommunication Services sectors hindered performance.

•  The Fund seeks long-term capital appreciation. The Fund's investment team employs both quantitative screening and fundamental analysis in seeking companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process.

Market Overview

It was a slow, steady climb for the equity markets, with almost all regions benefiting from synchronized global growth. Asia ex. Japan and Emerging Markets led the way, with Europe and Japan nipping at their heels. Despite robust gains, North America trailed the pack. There was no shortage of political and headline drama, but markets remained undeterred, marching higher with remarkably low volatility. In Japan, against a backdrop of deteriorating approval ratings, Prime Minister Abe called for and won a snap election propelling local markets to their highest level in decades. In Europe, despite a disappointing outcome for Germany's Angela Merkel, a tense referendum for independence in Catalonia, and the continued overhang of the United Kingdom's Brexit, the economy grew well above its previous trend. In North America, investors watched President Trump and the Republican Congress fail repeatedly to repeal the Affordable Care Act, only to turn around and pass a sweeping overhaul of the tax code in a matter of weeks, providing another catalyst for the market to move higher. Tensions with North Korea and allegations the Trump campaign colluded with Russia barely even registered. By comparison, China's curbs on speculative excesses and controls on capital flows seemed downright ordinary.

On the economic front, the situation was benign. In line with market expectations, the Federal Reserve raised interest rates three times as the yield curve flattened. The U.S. Dollar spent most of the year weakening against major currencies, thus buoying emerging markets as well as commodities. The European Central Bank remained accommodative but reduced asset purchases, thus signaling its intent to normalize economic policies. Only Japan remained firmly in the accommodative camp.

Performance Update

The Fund gained 24.48% (Class A Shares at net asset value) for the twelve-month period ended December 31, 2017, outperforming its benchmark, the Index, which returned 23.97%.

7

The Victory RS International Funds (Unaudited)

Victory RS Global Fund (continued)

Portfolio Review

The Fund's outperformance as compared to the Index was assisted by stock selection in the Information Technology sector, where Tencent Holdings Ltd. and MasterCard Incorporated were top contributors. In the case of Tencent Holdings, a leader in the online mobile game and advertisement segments in China, the company continues to bolster its business model by helping to develop compelling new experiences in music services across its client base. It has begun to offer tiered subscription systems and digital album concepts, helping to transform the way music is promoted, distributed, and sold in China, which is projected to be the next major market of worldwide streaming music revenue. MasterCard, a technology company that engages in the global payments industry, enjoys multiple drivers of growth. Secular shifts in e-commerce are helping to pave the way for electronic payments, growing demand for fraud protection, and personal consumption expenditures — which, even in times of recession, all continue to provide tailwinds for the growth trajectory of MasterCard.

On the downside, underperformance in the Fund's portfolio relative to the Index was centered in the Specialty Retail industry of the Consumer Discretionary sector, particularly in the United Kingdom, Denmark and the U.S., as Next PLC, Pandora A/S and TJX Companies all detracted from performance. Retail store operator Next PLC reported flat sales growth over the past year, accompanied by decreasing operating profits. The retail segment of the market continues to be pressured, and the company has struggled to keep up with the headwinds facing traditional brick-and-mortar offerings. Directory sales continue to be the key driver of sales, and the company continues to focus on adding new stores in hopes of counteracting the bearish outlook of U.K. retailers. Pandora A/S, the modern jewelry manufacturer from Denmark, retreated on slower growth due to concerns that the U.S. retail market remains weak and U.S. sales trends have declined precipitously over the past year. While the shop-in-shop and multi-branded channels each saw recent sales declines, a shift in marketing focus and additional capital to Pandora's U.S. franchise-operated channel indicate positive positioning moving forward. TJX Companies, an off-price retailer, saw positive earnings, but upside surprises could be harder to come by given tougher year-over-year comparisons and continued pressure from online competition.

Outlook

Though we would be surprised if 2018 resembles 2017 in terms of consistency of returns and lack of stock price volatility, it is difficult, if not impossible, to identify what might disrupt markets or when it may happen. Could it be a policy or leadership change at the Fed? The impact of policy decisions by the Trump administration? A slowdown in Europe from unsustainable levels? A crisis in China? Bitcoin? We cannot hazard a guess. For this reason, we have focused our investments on companies with strong track records of creating shareholder value regardless of the economic backdrop. We continue to adhere to our disciplined risk-management strategies, keeping a close eye on valuations and country-specific risks as we focus on investments that earn our highest degree of confidence.

Investment Philosophy

The Victory RS Global Fund is guided by our philosophy that positive investment outcomes can be attained through the use of a data-driven discipline in conjunction with a bottom-up traditional approach to investing. Our proprietary research methodology, combined with a set of industry standard and team-generated global risk factors, seeks to capture information inefficiencies in the global equity markets in order to provide a consistent, diversified return stream over market cycles while managing portfolio volatility.

8

The Victory RS International Funds (Unaudited)

Victory RS Global Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class C		Class R	Class Y
INCEPTION DATE	5/16/11		5/16/11		5/16/11	5/16/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	MSCI All Country World Index (Net)[1]
One Year	24.48%	17.33%	23.47%	22.47%	24.09%	24.75%	23.97%
Three Year	11.24%	9.06%	10.39%	10.39%	18.70%	11.55%	9.30%
Five Year	13.21%	11.87%	12.33%	12.33%	17.50%	13.55%	10.80%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	10.39%	9.41%	9.56%	9.56%	13.46%	10.75%	N/A
Expense Ratios
Gross	1.71%		2.44%		1.81%	1.36%
With Applicable Waivers	1.09%		1.84%		1.34%	0.84%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.
9

The Victory RS International Funds (Unaudited)

Victory RS Global Fund (continued)

Victory RS Global Fund — Growth of $10,000

1A market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10

The Victory RS International Funds (Unaudited)

Victory Sophus Emerging Markets Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Overview

The Federal Reserve's (the "Fed") three interest rate hikes in 2017 and the passing of tax reform wasn't enough to prop up the U.S. dollar, down 9.85% for the year. A weaker dollar and strong earnings growth were two major reasons why emerging markets, as measured by the MSCI Emerging Markets Index (Net) (the "Index"), outperformed developed markets (MSCI World Index [Net]) for the year, 37.28% versus 22.40%, respectively. In contrast to the prior year, 2017 started out strong with a weaker dollar, a more dovish Fed (despite a March rate hike) and a stable China spurring the rally. Strong earnings growth, led by the cyclical names, and continuation of the weakening dollar continued to propel emerging markets higher through the middle of the year. A late sell-off in momentum and growth in the fourth quarter triggered by a global weakness in technology could not prevent emerging markets from outperforming developed markets in the final quarter of the year. A spike in energy prices in the second half of the year provided a tailwind, as well as the ongoing weakness in the dollar.

All but two emerging markets in the Index were positive, with Pakistan and Qatar as the only markets in negative territory for the year. Poland and China were the best performing markets, both benefiting from better than expected economic growth and corporate earnings. China also was a major benefactor of the tremendous performance in the Technology sector.

Performance Update

The Victory Sophus Emerging Markets Fund (the "Fund") returned 42.08% (Class A Shares at net asset value) for the twelve-month period ended December 31, 2017, outperforming the benchmark Index, which returned 37.28%, respectively.

Portfolio Review

The Fund's performance relative to the Index was positively impacted by stock selection in the Financial Services sector. Within the sector, Chinese insurer Ping An Insurance contributed the most to relative performance. The company's expansion of its diversified financial footprint beyond insurance and its investment and implementation of industry leading financial technology have been major drivers of earnings and the share price.

The largest detractor from relative performance was stock selection in the Utilities sector. Power Grid of India was among the largest detractors within the sector as an announcement late in the year that the company was exploring transmission opportunities in Brazil created uncertainty in the near-term earnings growth story and weakness in the share price.

Outlook

For 2018, we continue to believe the primary drivers of emerging market performance will be a weak U.S. dollar and continued strong earnings growth. In the U.S., the passage of tax reform, the ongoing debt ceiling debate, and the potential for additional spending programs

11

The Victory RS International Funds (Unaudited)

Victory Sophus Emerging Markets Fund (continued)

such as infrastructure could serve to worsen the fiscal deficit. We believe that the historical pattern of a worsening fiscal deficit driving down the U.S. dollar is likely to continue.

We believe earnings growth in emerging markets could expand in 2018 by 14-15%, after 20%+ growth in 2017, according to Bloomberg. A broadening and steady global growth outlook and a continuation of the weakening of the dollar (albeit at a slower pace than 2017) should help to provide a tailwind. We expect the cyclical upswing to continue, with multiples expanding in Consumer Discretionary and Information Technology while remaining stretched in Consumer Staples and Health Care.

A primary possible risk to emerging markets, and one we do not see as likely this year, is that U.S. growth and inflation could accelerate, causing the Fed to accelerate rate hikes. While this does not have to be the death knell to the emerging markets rally, it would at least initially take out a lot of the steam. Furthermore, there are 11 political elections in 2018 across emerging markets, including Brazil, Mexico, and Russia. Both Latin American countries have a similar dynamic, with the risks of a left-wing populist candidate winning against a divided right. This uncertainty, along with ongoing NAFTA negotiations with Mexico, may keep volatility high in both countries for at least the first half of 2018.

12

The Victory RS International Funds (Unaudited)

Victory Sophus Emerging Markets Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	5/1/97		8/7/00		5/15/01	11/15/16	3/10/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI Emerging Markets Index (Net)[1]
One Year	42.08%	33.95%	40.96%	39.96%	41.69%	42.77%	42.59%	37.28%
Three Year	10.98%	8.81%	10.08%	10.08%	10.68%	N/A	11.32%	9.10%
Five Year	4.67%	3.43%	3.84%	3.84%	4.39%	N/A	5.03%	4.35%
Ten Year	1.28%	0.68%	0.49%	0.49%	0.96%	N/A	N/A	1.68%
Since Inception	7.91%	7.60%	8.23%	8.23%	10.56%	39.29%	13.02%	N/A
Expense Ratios
Gross	1.67%		2.48%		1.87%	21.70%	1.38%
With Applicable Waivers	1.34%		2.14%		1.58%	0.89%	0.99%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus supplement dated August 30, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Sophus Emerging Markets Fund — Growth of $10,000

1The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13

The Victory RS International Funds (Unaudited)

Victory Sophus Emerging Markets Small Cap Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Overview

The Federal Reserve's (the "Fed") three interest rate hikes in 2017 and the passage of tax reform were not enough to prop up the U.S. dollar, down 9.85% for the year. A weaker dollar and strong earnings growth were two major reasons why emerging markets, as measured by the MSCI Emerging Markets Index (Net), outperformed developed markets (MSCI World Index [Net]) for the year, 37.28% versus 22.40%, respectively. In contrast to the prior year, 2017 started out strong with a weaker dollar, a more dovish Fed (despite a March rate hike) and a stable China spurring the rally. Strong earnings growth, led by the cyclical names, and continuation of the weakening dollar continued to propel emerging markets higher through the middle of the year. A late sell-off in momentum and growth in the fourth quarter triggered by a global weakness in technology couldn't prevent emerging markets from outperforming developed markets in the final quarter of the year. A spike in energy prices in the second half of the year provided a tailwind, as well as the ongoing weakness in the dollar.

Most emerging markets in the index were positive for the period. India was the best performing market in the index as the country emerged from the effects of the government's demonetization program late last year, having less of a negative impact to the local markets, in general. An unexpected recapitalization of the public banks announced in the second half of the year provided a tailwind. The worst performing market in the index was Qatar as rising tensions with their Middle East neighbors weighed on the market.

Performance Update

The Victory Sophus Emerging Markets Small Cap Fund (the "Fund") returned 42.55% (Class A Shares at net asset value), for the twelve-month period ended December 31, 2017, outperforming its benchmark, the MSCI Emerging Markets Small Cap Index (the "Index"), which returned 33.84%, respectively.

Portfolio Review

The Fund's performance relative to the Index was positively impacted by stock selection in the Consumer Discretionary sector. Within the sector, Turkish bedding and furniture retailer Yatas Yatak was a top performer. Yatas gained visibility and liquidity throughout the year as the company's earnings continued to grow at high rates through gains in market share.

The largest detractor from relative performance came from stock selection in the Health Care sector. Within the sector, Hong Kong pharmaceutical company Dawnray's was a large underperformer. Delays in approval of two of its drugs negatively impacted the shares.

Outlook

For 2018, we continue to believe the primary drivers of emerging market performance will be a weak U.S. dollar and continued strong earnings growth. In the U.S., the passage of tax

14

The Victory RS International Funds (Unaudited)

Victory Sophus Emerging Markets Small Cap Fund (continued)

reform, the ongoing debt ceiling debate, and the potential for additional spending programs such as infrastructure could serve to worsen the fiscal deficit. We believe that the historical pattern of a worsening fiscal deficit driving down the U.S. dollar is likely to continue.

We believe earnings growth in emerging markets will expand in 2018 by 14-15%, after 20%+ growth in 2017, according to Bloomberg. A broadening and steady global growth outlook and a continuation of the weakening of the dollar (albeit at a slower pace than 2017) may help to provide a tailwind. We expect the cyclical upswing to continue, with multiples expanding in Consumer Discretionary and Information Technology while remaining stretched in Consumer Staples and Health Care.

A primary possible risk to emerging markets, and one we do not see as likely this year, is that U.S. growth and inflation could accelerate, causing the Fed to accelerate rate hikes. While this does not have to be the death knell to the emerging markets rally, it could at least initially take out a lot of the steam. Furthermore, there are 11 political elections in 2018 across emerging markets, including Brazil, Mexico, and Russia. Both Latin American countries have a similar dynamic, with the risks of a left-wing populist candidate winning against a divided right. This uncertainty, along with ongoing NAFTA negotiations with Mexico, may keep volatility high in both countries for at least the first half of 2018.

15

The Victory RS International Funds (Unaudited)

Victory Sophus Emerging Markets Small Cap Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class C		Class Y
INCEPTION DATE	1/31/14		1/31/14		1/31/14
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	MSCI Emerging Markets Small Cap Index (Net)[1]
One Year	42.55%	34.41%	41.68%	40.68%	43.02%	33.84%
Three Year	10.47%	8.30%	8.96%	8.96%	10.81%	8.44%
Five Year	N/A	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	8.77%	7.14%	7.42%	7.42%	9.12%	N/A
Expense Ratios
Gross	2.29%		3.12%		1.98%
With Applicable Waivers	1.75%		2.50%		1.50%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Sophus Emerging Markets Small Cap Fund — Growth of $10,000

1The MSCI Emerging Markets Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity performance of small-capitalization companies in emerging markets countries. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares	Fair Value(a)
Common Stocks (97.3%)
Australia (5.9%):
Financials (1.9%):
Westpac Banking Corp.	20,152	$490,072
Health Care (1.8%):
CSL Ltd.	4,038	443,664
Materials (1.0%):
BHP Billiton Ltd. (b)	11,059	253,986
Real Estate (1.2%):
Scentre Group	93,672	305,496
		1,493,218
Belgium (0.8%):
Information Technology (0.8%):
Melexis NV	1,962	198,349
China (0.7%):
Information Technology (0.7%):
Tencent Holdings Ltd.	3,600	186,335
Denmark (2.0%):
Consumer Staples (2.0%):
Royal Unibrew A/S	8,231	493,088
France (8.6%):
Consumer Discretionary (3.4%):
Cie Generale des Etablissements Michelin	2,658	380,194
LVMH Moet Hennessy Louis Vuitton SA	1,592	467,203
		847,397
Energy (1.4%):
Total SA (b)	6,290	347,165
Financials (1.4%):
AXA SA	12,165	360,444
Information Technology (1.2%):
Cap Gemini SA	2,622	310,517
Materials (1.2%):
Arkema SA	2,552	310,680
		2,176,203
Germany (8.1%):
Consumer Discretionary (1.4%):
Daimler AG, Registered Shares	4,213	356,209
Financials (1.8%):
Allianz SE	2,036	465,877
Health Care (1.1%):
Bayer AG	2,301	285,895

See notes to financial statements.

17

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Industrials (1.4%):
Siemens AG	991	$137,195
Washtec AG	2,260	212,712
		349,907
Information Technology (1.5%):
SAP SE	3,298	368,920
Real Estate (0.9%):
Vonovia SE	4,592	227,493
		2,054,301
Greece (0.5%):
Energy (0.5%):
Motor Oil (Hellas) Corinth Refineries SA	5,560	125,295
Hong Kong (3.7%):
Financials (1.9%):
AIA Group Ltd.	25,600	217,751
BOC Hong Kong Holdings Ltd.	53,500	270,386
		488,137
Real Estate (1.3%):
CK Asset Holdings Ltd.	37,000	322,546
Utilities (0.5%):
HK Electric Investments & HK Electric Investments Ltd. (b) (c)	142,000	129,952
		940,635
Ireland (0.8%):
Industrials (0.8%):
Experian PLC	9,298	204,914
Italy (3.5%):
Financials (0.7%):
Banca Generali SpA	5,298	176,028
Health Care (1.4%):
Recordati SpA	7,833	348,052
Utilities (1.4%):
Enel SpA	56,372	346,604
		870,684
Japan (21.7%):
Consumer Discretionary (2.5%):
Toyota Motor Corp.	9,800	624,637
Consumer Staples (1.3%):
Matsumotokiyoshi Holdings Co. Ltd.	7,800	320,475
Financials (3.6%):
Jafco Co. Ltd.	4,300	248,087
Mitsubishi UFJ Financial Group, Inc.	64,900	472,403
Tokio Marine Holdings, Inc.	4,200	191,054
		911,544

See notes to financial statements.

18

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Health Care (2.2%):
Hoya Corp.	6,200	$308,821
Shionogi & Co. Ltd.	4,500	243,189
		552,010
Industrials (5.4%):
EN-Japan, Inc.	3,300	155,282
Fuji Electric Co. Ltd.	33,000	247,941
Hitachi Construction Machinery Co. Ltd. (b)	2,200	79,742
ITOCHU Corp.	17,300	322,541
Kyowa Exeo Corp.	9,100	235,291
Sanwa Holdings Corp.	23,700	325,740
		1,366,537
Information Technology (3.1%):
Fujitsu Ltd.	45,000	319,071
Murata Manufacturing Co. Ltd.	800	107,125
Oracle Corp. Japan	4,200	347,643
		773,839
Materials (1.0%):
DIC Corp.	6,700	252,092
Real Estate (0.6%):
Sumitomo Realty & Development	5,000	164,117
Telecommunication Services (1.7%):
Nippon Telegraph & Telephone Corp.	5,200	244,506
SoftBank Group Corp.	2,500	197,953
		442,459
Utilities (0.3%):
Chubu Electric Power Co., Inc.	5,600	69,470
		5,477,180
Macau (1.0%):
Consumer Discretionary (1.0%):
Wynn Macau Ltd.	79,200	250,397
Netherlands (4.1%):
Financials (1.2%):
ING Groep NV	15,960	292,937
Industrials (1.4%):
Wolters Kluwer NV	7,051	367,521
Telecommunication Services (1.5%):
Koninklijke KPN NV	109,413	381,945
		1,042,403
Norway (0.7%):
Energy (0.7%):
Aker BP ASA	7,575	186,659

See notes to financial statements.

19

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Singapore (1.7%):
Financials (0.9%):
DBS Group Holdings Ltd.	12,500	$231,264
Real Estate (0.8%):
Ascendas Real Estate Investment Trust	101,900	206,865
		438,129
Spain (2.6%):
Financials (1.5%):
Banco Santander SA	57,654	377,947
Telecommunication Services (1.1%):
Telefonica SA	28,147	274,055
		652,002
Sweden (2.8%):
Financials (1.0%):
Swedbank AB, A Shares	10,804	260,743
Industrials (1.8%):
Atlas Copco AB	11,624	445,682
		706,425
Switzerland (8.1%):
Consumer Staples (2.1%):
Nestle SA, Registered Shares	6,233	536,028
Financials (1.2%):
UBS Group AG, Registered Shares	15,946	293,047
Health Care (4.8%):
Novartis AG	7,340	617,838
Roche Holding AG	2,305	582,981
		1,200,819
		2,029,894
United Kingdom (20.0%):
Consumer Discretionary (0.5%):
Next PLC	2,198	133,941
Consumer Staples (5.2%):
British American Tobacco PLC	6,357	429,643
Diageo PLC	12,147	445,155
Unilever PLC	7,755	430,058
		1,304,856
Energy (3.2%):
BP PLC	42,770	299,986
Royal Dutch Shell PLC, Class A	15,168	506,260
		806,246

See notes to financial statements.

20

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Financials (4.0%):
HSBC Holdings PLC	48,217	$497,893
Lloyds Banking Group PLC	306,225	280,749
Prudential PLC	9,383	240,256
		1,018,898
Health Care (1.3%):
Smith & Nephew PLC	18,635	322,382
Industrials (1.7%):
RELX PLC	17,655	413,899
Materials (4.1%):
Croda International PLC	6,097	363,389
Rio Tinto PLC	12,735	667,920
		1,031,309
		5,031,531
Total Common Stocks (Cost $20,025,400)		24,557,642
Preferred Stocks (1.2%)
Japan (1.2%):
Consumer Staples (1.2%):
Ito En Ltd.	15,600	296,660
Total Preferred Stocks (Cost $254,255)		296,660
Collateral for Securities Loaned (2.7%)
United States (2.7%):
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (d)	214,973	214,973
Fidelity Investments Prime Money Market Portfolio, Class I, 1.43% (d)	247,256	247,256
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (d)	206,024	206,024
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (d)	4,121	4,121
Total Collateral for Securities Loaned (Cost $672,374)		672,374
Total Investments (Cost $20,952,029) — 101.2%		25,526,676
Liabilities in excess of other assets — (1.2)%		(304,553)
NET ASSETS — 100.00%		$25,222,123

(a)  All securities, except those traded on exchanges in the United States, were fair valued at December 31, 2017. See Note 2 for further information.

(b)  All or a portion of this security is on loan.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2017, the fair value of these securities was $129,952 and amounted to 0.5% of net assets.

(d)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

PLC — Public Limited Company

See notes to financial statements.

21

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares	Fair Value(a)
Common Stocks (95.3%)
Australia (1.4%):
Financials (0.4%):
Westpac Banking Corp. (b)	5,403	$131,394
Health Care (1.0%):
CSL Ltd.	3,048	334,891
		466,285
Belgium (0.8%):
Information Technology (0.8%):
Melexis NV	2,688	271,744
Canada (2.2%):
Energy (0.4%):
Canadian Natural Resources Ltd.	3,534	126,311
Financials (1.3%):
The Bank of Nova Scotia	6,487	418,702
Materials (0.5%):
Kinross Gold Corp. (c)	38,571	166,339
		711,352
China (2.4%):
Financials (1.0%):
Industrial & Commercial Bank of China Ltd.	398,000	319,061
Information Technology (1.4%):
Tencent Holdings Ltd.	8,700	450,308
		769,369
Denmark (1.7%):
Consumer Staples (1.1%):
Royal Unibrew A/S	6,151	368,483
Financials (0.6%):
Danske Bank A/S	4,805	187,057
		555,540
France (3.7%):
Consumer Discretionary (1.4%):
Cie Generale des Etablissements Michelin	1,574	225,141
LVMH Moet Hennessy Louis Vuitton SA	800	234,776
		459,917
Energy (0.8%):
Total SA (b)	4,946	272,985
Financials (0.6%):
BNP Paribas SA	2,426	180,445
Materials (0.9%):
Arkema SA	2,450	298,262
		1,211,609

See notes to financial statements.

22

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Germany (2.1%):
Consumer Discretionary (0.9%):
Daimler AG, Registered Shares	3,518	$297,447
Financials (0.5%):
Hannover Rueck SE	1,385	173,746
Industrials (0.7%):
Washtec AG	2,192	206,312
		677,505
Greece (0.5%):
Energy (0.5%):
Motor Oil (Hellas) Corinth Refineries SA	7,833	176,518
Hong Kong (2.1%):
Energy (1.2%):
CNOOC Ltd.	264,957	380,389
Financials (0.9%):
BOC Hong Kong Holdings Ltd.	62,000	313,344
		693,733
Indonesia (0.6%):
Telecommunication Services (0.6%):
PT Telekomunikasi Indonesia Persero TBK	546,900	179,030
Ireland (0.8%):
Industrials (0.8%):
Eaton Corp. PLC	3,214	253,938
Italy (2.2%):
Financials (0.7%):
Banca Generali SpA	7,014	233,042
Health Care (1.0%):
Recordati SpA	7,263	322,724
Utilities (0.5%):
Enel SpA	28,621	175,977
		731,743
Japan (7.9%):
Consumer Discretionary (1.0%):
Toyota Motor Corp.	4,900	312,318
Financials (2.3%):
Jafco Co. Ltd.	3,900	225,009
Mitsubishi UFJ Financial Group, Inc.	41,400	301,348
Resona Holdings, Inc.	37,796	225,248
		751,605
Health Care (1.6%):
As One Corp.	3,579	223,790
Hoya Corp.	5,700	283,916
		507,706

See notes to financial statements.

23

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Industrials (1.8%):
EN-Japan, Inc.	6,100	$287,037
Hitachi Construction Machinery Co. Ltd. (b)	2,200	79,742
Kyowa Exeo Corp.	8,700	224,948
		591,727
Information Technology (0.7%):
Oracle Corp. Japan	2,800	231,762
Materials (0.2%):
DIC Corp.	2,100	79,014
Telecommunication Services (0.3%):
SoftBank Group Corp.	1,400	110,853
		2,584,985
Korea, Republic Of (2.0%):
Consumer Staples (0.7%):
KT&G Corp.	1,999	215,416
Information Technology (1.3%):
Samsung Electronics Co. Ltd.	180	427,724
		643,140
Macau (0.7%):
Consumer Discretionary (0.7%):
Wynn Macau Ltd.	70,400	222,575
Malaysia (0.4%):
Financials (0.4%):
Malayan Banking BHD	50,800	123,031
Mexico (1.0%):
Consumer Staples (0.4%):
Gruma SAB de CV, Class B	10,520	133,436
Industrials (0.6%):
Promotora y Operadora de Infraestructura SAB de CV	18,465	182,475
		315,911
Netherlands (0.7%):
Industrials (0.7%):
Wolters Kluwer NV	4,276	222,879
Norway (0.7%):
Energy (0.7%):
Aker BP ASA	9,270	228,427
Singapore (1.6%):
Financials (1.0%):
Singapore Exchange Ltd.	60,400	335,482
Real Estate (0.6%):
Ascendas Real Estate Investment Trust	95,000	192,858
		528,340

See notes to financial statements.

24

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
South Africa (0.4%):
Telecommunication Services (0.4%):
Vodacom Group Ltd.	10,397	$122,355
Sweden (2.6%):
Financials (0.8%):
Swedbank AB, A Shares	11,066	267,066
Industrials (1.8%):
Atlas Copco AB	7,997	306,617
Nolato AB	4,307	282,998
		589,615
		856,681
Switzerland (1.5%):
Health Care (1.5%):
Roche Holding AG	1,914	484,089
Taiwan (0.3%):
Financials (0.3%):
Cathay Financial Holding Co. Ltd.	63,000	112,900
United Kingdom (6.8%):
Consumer Discretionary (0.3%):
Next PLC	1,887	114,989
Consumer Staples (2.3%):
British American Tobacco PLC	3,401	229,860
Diageo PLC	4,321	158,353
Unilever PLC	6,297	349,203
		737,416
Financials (1.0%):
HSBC Holdings PLC	11,505	118,802
Lloyds Banking Group PLC	244,313	223,988
		342,790
Industrials (0.7%):
RELX PLC	9,327	218,660
Materials (2.0%):
Croda International PLC	4,494	267,848
Rio Tinto PLC	7,024	368,392
		636,240
Utilities (0.5%):
Severn Trent PLC	5,643	164,397
		2,214,492
United States (48.2%):
Consumer Discretionary (5.7%):
Amazon.com, Inc. (c)	415	485,330
McDonald's Corp.	3,475	598,117
Ross Stores, Inc.	4,357	349,649
The TJX Co., Inc.	5,384	411,661
		1,844,757

See notes to financial statements.

25

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Consumer Staples (4.6%):
Colgate-Palmolive Co.	7,542	$569,044
Dr Pepper Snapple Group, Inc.	2,358	228,868
PepsiCo, Inc.	5,783	693,497
		1,491,409
Energy (2.1%):
ConocoPhillips	5,579	306,231
Phillips 66	3,713	375,570
		681,801
Financials (6.7%):
Bank of America Corp.	6,466	190,876
CME Group, Inc.	1,248	182,270
JPMorgan Chase & Co.	5,889	629,770
MSCI, Inc.	3,425	433,400
The PNC Financial Services Group, Inc.	3,234	466,634
The Progressive Corp.	4,875	274,560
		2,177,510
Health Care (6.8%):
Aetna, Inc.	2,534	457,108
Amgen, Inc.	2,545	442,576
Celgene Corp. (c)	2,961	309,010
Eli Lilly & Co.	3,653	308,532
Johnson & Johnson	5,110	713,969
		2,231,195
Industrials (2.5%):
3M Co.	2,137	502,986
Honeywell International, Inc.	2,062	316,228
		819,214
Information Technology (13.7%):
Alphabet, Inc., Class C (c)	368	385,075
Apple, Inc.	5,781	978,319
Cisco Systems, Inc.	12,316	471,703
Facebook, Inc., Class A (c)	3,462	610,905
Mastercard, Inc., Class A	4,393	664,924
Microsoft Corp.	9,132	781,151
Texas Instruments, Inc.	5,402	564,185
		4,456,262
Materials (2.1%):
Quaker Chemical Corp.	1,860	280,469
The Chemours Co.	3,387	169,553
Westlake Chemical Corp.	2,331	248,322
		698,344
Real Estate (1.5%):
Liberty Property Trust	11,007	473,411

See notes to financial statements.

26

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Telecommunication Services (1.3%):
Verizon Communications, Inc.	7,795	$412,589
Utilities (1.2%):
MGE Energy, Inc.	6,316	398,540
		15,685,032
Total Common Stocks (Cost $23,190,772)		31,043,203
Preferred Stocks (0.7%)
Brazil (0.7%):
Financials (0.7%):
Itau Unibanco Holding S.A.	16,810	215,619
Total Preferred Stocks (Cost $148,131)		215,619
Exchange-Traded Funds (1.1%)
United States (1.1%):
iShares MSCI ACWI ETF (b)	4,824	347,762
Total Exchange-Traded Funds (Cost $339,949)		347,762
Collateral for Securities Loaned (2.3%)
United States (2.3%):
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (d)	237,860	237,860
Fidelity Investments Prime Money Market Portfolio, Class I, 1.43% (d)	273,579	273,579
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (d)	227,958	227,958
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (d)	4,559	4,559
Total Collateral for Securities Loaned (Cost $743,956)		743,956
Total Investments (Cost $24,422,808) — 99.4%		32,350,540
Other assets in excess of liabilities — 0.6%		210,202
NET ASSETS — 100.00%		$32,560,742

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Canada and Mexico were fair valued at December 31, 2017. See Note 2 for further information.

(b)  All or a portion of this security is on loan.

(c)  Non-income producing security.

(d)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

27

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares	Fair Value(a)
Common Stocks (97.5%)
Austria (0.4%):
Financials (0.4%):
Erste Group Bank AG	22,900	$992,263
Brazil (8.7%):
Consumer Discretionary (1.2%):
Cvc Brasil Operadora E Agencia de Viagens SA	87,700	1,282,940
Magazine Luiza SA	61,750	1,493,038
		2,775,978
Consumer Staples (1.1%):
Ambev SA, ADR	391,479	2,528,954
Financials (2.4%):
Banco Bradesco SA, ADR	307,863	3,152,517
Banco BTG Pactual SA (b)	396,800	2,272,181
		5,424,698
Health Care (0.4%):
Odontoprev SA	183,500	880,042
Industrials (0.5%):
EcoRodovias Infraestrutura e Logistica SA	305,700	1,134,342
Materials (1.3%):
Suzano Papel e Celulose SA	146,700	826,772
Vale SA, ADR	171,979	2,103,303
		2,930,075
Telecommunication Services (0.6%):
Telefonica Brasil SA, ADR	92,306	1,368,898
Utilities (1.2%):
Companhia Paranaense de Energia-Copel, ADR (c)	202,048	1,541,626
Transmissora Alianca de Energia Eletrica SA	206,000	1,324,424
		2,866,050
		19,909,037
Chile (0.3%):
Energy (0.3%):
Geopark Ltd. (b)	82,068	813,294
China (25.5%):
Consumer Discretionary (1.0%):
China Yongda Automobiles Services Holdings Ltd.	1,141,500	1,310,938
JNBY Design Ltd.	847,500	1,029,401
		2,340,339
Consumer Staples (1.2%):
Ausnutria Dairy Corp. Ltd.	1,063,000	637,395
Dali Foods Group Co. Ltd.	2,433,500	2,209,239
		2,846,634

See notes to financial statements.

28

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Energy (0.6%):
China Shenhua Energy Co. Ltd.	553,500	$1,429,982
Financials (6.6%):
Bank of China Ltd.	7,004,000	3,430,223
China Construction Bank Corp.	5,924,857	5,454,317
Ping An Insurance Group Co. of China Ltd.	594,000	6,161,206
		15,045,746
Industrials (1.6%):
China Communications Construction Co. Ltd.	1,695,000	1,923,025
Lonking Holdings Ltd.	4,027,000	1,761,528
		3,684,553
Information Technology (13.7%):
Alibaba Group Holding Ltd., ADR (b)	56,010	9,657,804
Baidu, Inc., ADR (b)	14,641	3,429,069
Silergy Corp.	56,000	1,277,086
Tencent Holdings Ltd.	258,415	13,375,460
Weibo Corp., ADR (b) (c)	13,834	1,431,266
Yirendai Ltd., ADR (c)	25,531	1,122,598
YY, Inc., ADR (b)	10,299	1,164,405
		31,457,688
Materials (0.8%):
Anhui Conch Cement Co. Ltd.	381,500	1,790,717
		58,595,659
Greece (0.5%):
Energy (0.5%):
Motor Oil (Hellas) Corinth Refineries SA	49,829	1,122,905
Hong Kong (5.2%):
Consumer Discretionary (2.5%):
China Maple Leaf Educational Systems Ltd. (c)	1,042,000	1,220,244
Haier Electronics Group Co. Ltd.	612,000	1,668,229
Man Wah Holdings Ltd.	1,483,200	1,406,394
Melco International Development Ltd.	490,000	1,436,968
		5,731,835
Energy (1.0%):
CNOOC Ltd.	1,559,000	2,238,199
Health Care (0.3%):
CSPC Pharmaceutical Group Ltd.	338,000	680,964
Materials (0.7%):
Nine Dragons Paper Holdings Ltd.	1,080,000	1,725,747
Real Estate (0.7%):
Shimao Property Holdings Ltd.	706,500	1,532,727
		11,909,472
Hungary (0.7%):
Financials (0.7%):
OTP Bank Public Co. Ltd.	38,023	1,572,002

See notes to financial statements.

29

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
India (8.1%):
Consumer Discretionary (1.2%):
Apollo Tyres Ltd.	376,611	$1,580,174
Mahindra & Mahindra Ltd.	103,706	1,218,515
		2,798,689
Energy (0.5%):
Indian Oil Corp. Ltd.	183,180	1,113,407
Financials (2.6%):
Dewan Housing Finance Corp. Ltd.	147,582	1,345,174
Edelweiss Financial Services Ltd.	332,881	1,546,635
Yes Bank Ltd.	631,448	3,111,364
		6,003,173
Industrials (2.6%):
Graphite India Ltd.	138,983	1,544,261
KEC International Ltd.	176,169	1,055,355
Larsen & Toubro Ltd.	176,292	3,471,729
		6,071,345
Information Technology (0.3%):
HCL Technologies Ltd.	46,900	654,150
Utilities (0.9%):
Power Grid Corp. of India Ltd.	637,059	1,996,643
		18,637,407
Indonesia (2.2%):
Consumer Discretionary (0.4%):
PT Sri Rejeki Isman TBK	33,079,100	925,284
Energy (0.8%):
PT United Tractors TBK	688,700	1,795,912
Financials (0.6%):
PT Bank Tabungan Negara Persero TBK	4,864,500	1,279,179
Industrials (0.4%):
PT Jasa Marga Persero TBK	2,065,800	973,294
		4,973,669
Korea, Republic Of (14.9%):
Consumer Discretionary (1.0%):
Lotte Himart Co. Ltd.	23,049	1,483,962
Mando Corp.	2,493	718,752
		2,202,714
Consumer Staples (0.9%):
Orion Corp. (b)	21,073	2,053,774
Energy (1.0%):
SK Innovation Co. Ltd.	11,618	2,216,686
Financials (2.7%):
KB Financial Group, Inc.	65,911	3,901,365
Shinhan Financial Group Co. Ltd.	50,878	2,348,717
		6,250,082

See notes to financial statements.

30

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Industrials (1.5%):
CJ Corp.	10,888	$1,843,710
LS Industrial Systems Co. Ltd.	26,078	1,585,920
		3,429,630
Information Technology (5.4%):
LG Innotek Co. Ltd.	10,699	1,435,067
Samsung Electronics Co. Ltd.	4,672	11,101,813
		12,536,880
Materials (2.4%):
LG Chem Ltd.	8,107	3,065,974
POSCO, ADR	31,542	2,464,376
		5,530,350
		34,220,116
Luxembourg (0.6%):
Materials (0.6%):
Ternium SA, ADR	44,147	1,394,604
Malaysia (0.7%):
Financials (0.7%):
CIMB Group Holdings BHD	1,003,200	1,621,429
Mexico (0.7%):
Financials (0.7%):
Banco del Bajio SA (b)	854,275	1,559,185
Netherlands (0.4%):
Telecommunication Services (0.4%):
Veon Ltd., ADR	244,205	937,747
Philippines (0.7%):
Consumer Discretionary (0.7%):
Bloomberry Resorts Corp. (b)	7,958,500	1,738,331
Russian Federation (3.9%):
Energy (1.5%):
LUKOIL PJSC, ADR	58,113	3,334,157
		3,334,157
Financials (1.6%):
Sberbank of Russia PJSC, ADR	219,095	3,727,217
		3,727,217
Materials (0.4%):
Severstal PJSC, GDR	61,282	944,594
Utilities (0.4%):
Inter RAO UES PJSC	16,392,000	965,102
		8,971,070
South Africa (6.5%):
Consumer Discretionary (2.7%):
Naspers Ltd.	22,477	6,249,097

See notes to financial statements.

31

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Consumer Staples (0.7%):
Astral Foods Ltd.	69,925	$1,523,615
Financials (1.7%):
Barclays Africa Group Ltd.	272,396	4,004,397
Industrials (0.7%):
KAP Industrial Holdings Ltd.	2,491,888	1,603,730
Materials (0.7%):
Sappi Ltd.	207,144	1,502,628
		14,883,467
Taiwan (11.1%):
Consumer Discretionary (0.5%):
Fulgent Sun International Holding Co. Ltd.	447,000	1,064,621
Consumer Staples (0.5%):
TCI Co. Ltd.	115,839	1,116,856
Financials (2.0%):
Cathay Financial Holding Co. Ltd.	1,643,000	2,944,350
CTBC Financial Holding Co. Ltd.	2,476,000	1,702,508
		4,646,858
Information Technology (6.5%):
ASPEED Technology, Inc.	75,000	1,805,384
MediaTek, Inc.	227,000	2,232,002
Merry Electronics Co. Ltd.	183,000	1,188,723
Taiwan Semiconductor Manufacturing Co. Ltd.	1,153,998	8,838,774
Tripod Technology Corp.	248,000	773,076
		14,837,959
Materials (0.7%):
Formosa Plastics Corp.	507,000	1,678,080
Telecommunication Services (0.9%):
Far EasTone Telecommunications Co. Ltd.	874,000	2,158,357
		25,502,731
Thailand (2.1%):
Energy (0.7%):
PTT PCL	116,200	1,566,419
Financials (0.6%):
TMB Bank Public Corp.	15,972,400	1,479,417
Real Estate (0.8%):
Quality Houses PCL, Series F	19,145,100	1,902,863
		4,948,699
Turkey (1.7%):
Consumer Discretionary (0.4%):
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS (b)	136,408	1,019,327
Financials (0.7%):
Turkiye Garanti Bankasi AS	527,754	1,491,940

See notes to financial statements.

32

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Industrials (0.6%):
Pegasus Hava Tasimaciligi AS (b)	155,607	$1,387,941
		3,899,208
United Kingdom (1.9%):
Materials (1.9%):
Anglo American PLC	139,168	2,893,999
Antofagasta PLC	105,691	1,426,142
		4,320,141
Uruguay (0.7%):
Consumer Discretionary (0.7%):
Arcos Dorados Holdings, Inc. (b)	156,624	1,621,058
Total Common Stocks (Cost $172,600,889)		224,143,494
Preferred Stocks (0.5%)
Brazil (0.5%):
Industrials (0.5%):
Randon SA Implementos e Participacoes	515,800	1,116,159
Total Preferred Stocks (Cost $791,474)		1,116,159
Collateral for Securities Loaned (1.2%)
United States (1.2%):
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (d)	922,862	922,862
Fidelity Investments Prime Money Market Portfolio, Class I, 1.43% (d)	1,061,449	1,061,449
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (d)	884,445	884,445
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (d)	17,690	17,690
Total Collateral for Securities Loaned (Cost $2,886,446)		2,886,446
Total Investments (Cost $176,278,809) — 99.2%		228,146,099
Other assets in excess of liabilities — 0.8%		1,731,473
NET ASSETS — 100.00%		$229,877,572

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Brazil and Mexico were fair valued at December 31, 2017. See Note 2 for further information.

(b)  Non-income producing security.

(c)  All or a portion of this security is on loan.

(d)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

ADR — American Depositary Receipt

GDR — Global Depository Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

33

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares	Fair Value(a)
Common Stocks (96.1%)
Brazil (4.6%):
Consumer Discretionary (2.3%):
Cvc Brasil Operadora E Agencia de Viagens SA	4,700	$68,755
Magazine Luiza SA	3,921	94,805
		163,560
Financials (0.6%):
Banco BTG Pactual SA (b)	7,100	40,656
Industrials (0.9%):
EcoRodovias Infraestrutura e Logistica SA	18,300	67,905
Utilities (0.8%):
Transmissora Alianca de Energia Eletrica SA	9,100	58,506
		330,627
Chile (0.8%):
Energy (0.8%):
Geopark Ltd. (b)	5,659	56,081
China (13.1%):
Consumer Discretionary (1.6%):
China Yongda Automobiles Services Holdings Ltd.	44,500	51,105
JNBY Design Ltd.	52,000	63,161
		114,266
Consumer Staples (1.1%):
Ausnutria Dairy Corp. Ltd. (c)	131,000	78,550
Health Care (2.5%):
Livzon Pharmaceutical Group, Inc.	9,880	77,978
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd.	85,000	50,448
Sihuan Pharmaceutical Holdings Group Ltd.	148,000	53,122
		181,548
Industrials (1.0%):
Lonking Holdings Ltd.	164,000	71,739
Information Technology (4.7%):
Chinasoft International Ltd.	118,000	78,214
Hua Hong Semiconductor Ltd.	38,000	80,361
Silergy Corp.	3,000	68,415
Yirendai Ltd., ADR (c)	1,463	64,328
YY, Inc., ADR (b)	464	52,460
		343,778
Real Estate (2.2%):
Times Property Holdings, Ltd.	70,000	68,752
Yuzhou Properties Co. Ltd.	171,000	91,152
		159,904
		949,785

See notes to financial statements.

34

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Hong Kong (9.9%):
Consumer Discretionary (3.8%):
China Maple Leaf Educational Systems Ltd.	58,000	$67,921
Haier Electronics Group Co. Ltd.	22,000	59,969
Man Wah Holdings Ltd.	84,800	80,409
Melco International Development Ltd.	23,000	67,450
		275,749
Health Care (1.9%):
Dawnrays Pharmaceutical Holdings Ltd.	104,000	56,806
Lee's Pharmaceutical Holdings	88,000	77,078
		133,884
Industrials (1.3%):
Shenzhen International Holdings Ltd.	50,500	96,118
Materials (1.0%):
China Resources Cement Holdings Ltd.	112,000	73,494
Real Estate (1.9%):
K Wah International Holdings Ltd.	111,000	60,532
Yuexiu Property Co. Ltd.	420,000	78,250
		138,782
		718,027
India (14.5%):
Consumer Discretionary (4.2%):
Apollo Tyres Ltd.	21,407	89,819
Sundram Fasteners Ltd.	8,939	81,920
Trident Ltd.	52,546	73,475
V-Mart Retail, Ltd.	2,658	62,087
		307,301
Consumer Staples (1.4%):
LT Foods Ltd.	69,662	99,197
Financials (1.8%):
Dewan Housing Finance Corp. Ltd.	6,510	59,337
Edelweiss Financial Services Ltd.	15,158	70,427
		129,764
Health Care (0.9%):
Caplin Point Laboratories Ltd.	6,878	67,978
Industrials (2.2%):
Graphite India Ltd.	7,634	84,823
KEC International Ltd.	12,191	73,031
		157,854
Materials (1.7%):
MOIL Ltd.	17,375	65,941
UPL Ltd.	4,923	58,792
		124,733

See notes to financial statements.

35

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Real Estate (1.1%):
Brigade Enterprises Ltd.	16,164	$79,619
Utilities (1.2%):
CESC Ltd.	5,217	85,587
		1,052,033
Indonesia (3.0%):
Energy (0.9%):
PT Indo Tambangraya Megah TBK	42,900	65,335
Financials (1.2%):
PT Bank Tabungan Negara Persero TBK	336,400	88,460
Industrials (0.9%):
PT Jasa Marga Persero TBK	137,300	64,688
		218,483
Korea, Republic Of (16.8%):
Consumer Discretionary (3.7%):
Lotte Himart Co. Ltd.	1,415	91,102
Nasmedia Co. Ltd.	1,318	91,678
S&T Motiv Co. Ltd.	1,846	80,736
		263,516
Consumer Staples (2.2%):
Hyundai Greenfood Co. Ltd.	5,810	81,087
Orion Corp. (b)	763	74,362
		155,449
Health Care (3.7%):
Chong Kun Dang Pharmaceutical Corp.	637	82,287
Green Cross Corp.	397	83,748
Interojo Co. Ltd.	1,753	63,584
Rayence Co. Ltd. (b)	2,370	41,029
		270,648
Industrials (2.3%):
CJ Corp.	417	70,612
LS Industrial Systems Co. Ltd.	1,596	97,060
		167,672
Information Technology (2.6%):
DuzonBizon Co. Ltd.	2,386	74,060
Koh Young Technology, Inc.	751	57,762
LG Innotek Co. Ltd.	435	58,347
		190,169
Materials (2.3%):
Hanil Cement Co. Ltd.	638	85,270
Korea Petrochemical Ind Co. Ltd.	321	79,027
		164,297
		1,211,751

See notes to financial statements.

36

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Luxembourg (0.9%):
Materials (0.9%):
Ternium SA, ADR	1,986	$62,738
Malaysia (1.2%):
Industrials (1.2%):
Sunway Construction Group Berhad	138,600	86,013
Mexico (0.9%):
Financials (0.9%):
Banco del Bajio SA (b)	33,812	61,712
Philippines (1.2%):
Consumer Discretionary (1.2%):
Bloomberry Resorts Corp. (b)	405,800	88,637
Russian Federation (1.9%):
Financials (1.0%):
Bank St Petersburg PJSC	80,670	76,006
Utilities (0.9%):
OGK-2 PJSC	8,047,000	62,224
		138,230
South Africa (4.1%):
Consumer Staples (1.4%):
Astral Foods Ltd.	4,560	99,359
Industrials (1.0%):
KAP Industrial Holdings Ltd.	111,450	71,727
Materials (1.7%):
African Rainbow Minerals Ltd.	6,530	70,688
Sappi Ltd.	7,908	57,365
		128,053
		299,139
Taiwan (17.1%):
Consumer Discretionary (0.8%):
Fulgent Sun International Holding Co. Ltd.	26,000	61,924
Consumer Staples (0.8%):
TCI Co. Ltd.	5,680	54,763
Financials (1.3%):
King's Town Bank Co. Ltd.	76,000	95,045
Health Care (1.3%):
St.Shine Optical Co. Ltd.	3,000	97,923
Industrials (1.9%):
Sinmag Equipment Corp.	11,066	63,231
United Integrated Services Co. Ltd.	37,000	72,831
		136,062

See notes to financial statements.

37

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Information Technology (8.0%):
ASMedia Technology, Inc.	6,000	$72,929
ASPEED Technology, Inc.	2,000	48,143
CHIPBOND Technology Corp.	43,000	81,215
Chroma ATE, Inc.	10,000	54,268
Elite Material Co. Ltd.	14,000	47,549
Merry Electronics Co. Ltd.	8,000	51,966
Parade Technologies, Ltd.	4,000	78,893
Powertech Technology, Inc.	22,000	64,810
Tripod Technology Corp.	25,000	77,931
		577,704
Materials (2.1%):
Chung Hwa Pulp Corp.	141,000	55,270
Grand Pacific Petrochemical	91,000	95,933
		151,203
Real Estate (0.9%):
Huaku Development Co. Ltd.	28,000	65,315
		1,239,939
Thailand (3.1%):
Energy (0.9%):
Bangchak Corp. PCL	51,700	64,603
Financials (1.0%):
TMB Bank Public Corp.	803,700	74,441
Real Estate (1.2%):
Quality Houses PCL, Series F	839,500	83,439
		222,483
Turkey (2.3%):
Consumer Discretionary (0.8%):
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS (b)	7,465	55,783
Financials (0.6%):
Yapi ve Kredi Bankasi AS (b)	39,804	45,533
Industrials (0.9%):
Pegasus Hava Tasimaciligi AS (b)	7,190	64,132
		165,448
Uruguay (0.7%):
Consumer Discretionary (0.7%):
Arcos Dorados Holdings, Inc. (b)	4,976	51,502
Total Common Stocks (Cost $5,746,835)		6,952,628
Preferred Stocks (0.8%)
Brazil (0.8%):
Industrials (0.8%):
Randon SA Implementos e Participacoes	27,000	58,426
Total Preferred Stocks (Cost $40,984)		58,426

See notes to financial statements.

38

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Fair Value(a)
Collateral for Securities Loaned (1.3%)
United States (1.3%):
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (d)	30,753	$30,753
Fidelity Investments Prime Money Market Portfolio, Class I, 1.43% (d)	35,371	35,371
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (d)	29,473	29,473
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (d)	590	590
Total Collateral for Securities Loaned (Cost $96,187)		96,187
Total Investments (Cost $5,884,006) — 98.2%		7,107,241
Other assets in excess of liabilities — 1.8%		132,141
NET ASSETS — 100.00%		$7,239,382

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Brazil and Mexico were fair valued at December 31, 2017. See Note 2 for further information.

(b)  Non-income producing security.

(c)  All or a portion of this security is on loan.

(d)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

ADR — American Depositary Receipt

PCL — Public Company Limited

See notes to financial statements.

39

Victory Portfolios	Statements of Assets and Liabilities December 31, 2017
	Victory RS International Fund	Victory RS Global Fund
ASSETS:
Investments, at value (Cost $20,952,029 and $24,422,808)	$25,526,676 (a)	$32,350,540 (b)
Foreign currency, at value (Cost $— and $14,748)	—	14,771
Cash and cash equivalents	300,709	345,299
Interest and dividends receivable	18,686	36,268
Receivable for capital shares issued	1,381	536,248
Reclaims receivable	64,718	30,777
Receivable from Adviser	18,627	29,828
Prepaid expenses	29,351	21,825
Total Assets	25,960,148	33,365,556
LIABILITIES:
Securities lending collateral	672,374	743,956
Payable for capital shares redeemed	6,461	521
Accrued expenses and other payables:
Investment advisory fees	17,000	20,706
Administration fees	664	1,311
Custodian fees	7,577	7,944
Transfer agent fees	8,956	7,943
Chief Compliance Officer fees	29	28
Trustees' fees	53	61
12b-1 fees	3,030	1,703
Other accrued expenses	21,881	20,641
Total Liabilities	738,025	804,814
NET ASSETS:
Capital	21,730,955	24,863,229
Accumulated net investment income (loss)	395,398	(47,591)
Accumulated net realized gains (losses) from investments	(1,479,859)	(183,125)
Net unrealized appreciation (depreciation) on investments	4,575,629	7,928,229
Net Assets	$25,222,123	$32,560,742
Net Assets
Class A Shares	$18,512,476	$3,455,590
Class C Shares	1,065,615	2,166,984
Class R Shares	2,522,037	2,280,694
Class Y Shares	3,121,995	24,657,474
Total	$25,222,123	$32,560,742
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	1,526,988	271,121
Class C Shares	119,827	175,065
Class R Shares	222,185	144,700
Class Y Shares	261,615	1,952,050
Total	2,130,615	2,542,936
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$12.12	$12.75
Class C Shares (c)	$8.89	$12.38
Class R Shares	$11.35	$15.76
Class Y Shares	$11.93	$12.63
Maximum Sales Charge — Class A Shares	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$12.86	$13.53

(a)  Includes $633,568 of securities on loan.

(b)  Includes $715,533 of securities on loan.

(c)  Redemption price per share varies by the length of time shares are held.
See notes to financial statements.

40

Victory Portfolios	Statements of Assets and Liabilities December 31, 2017
	Victory Sophus Emerging Markets Fund		Victory Sophus Emerging Markets Small Cap Fund
ASSETS:
Investments, at value (Cost $176,278,809 and $5,884,006)	$228,146,099	(a)	$7,107,241	(b)
Foreign currency, at value (Cost $785,410 and $3,630)	787,106		3,604
Cash and cash equivalents	6,418,171		288,462
Interest and dividends receivable	745,214		23,223
Receivable for capital shares issued	2,596,436		—
Receivable for investments sold	291,580		—
Reclaims receivable	2,719		456
Receivable from Adviser	109,139		49,971
Prepaid expenses	46,219		31,833
Total Assets	239,142,683		7,504,790
LIABILITIES:
Securities lending collateral	2,886,446		96,187
Payable for investments purchased	2,142,364		120,425
Accrued foreign capital gains taxes	119,532		4,883
Payable for capital shares redeemed	3,760,604		—
Accrued expenses and other payables:
Investment advisory fees	192,675		7,532
Administration fees	11,434		—
Custodian fees	36,867		15,486
Transfer agent fees	38,013		579
Chief Compliance Officer fees	239		10
Trustees' fees	480		23
12b-1 fees	19,223		197
Other accrued expenses	57,234		20,086
Total Liabilities	9,265,111		265,408
NET ASSETS:
Capital	169,421,582		5,651,486
Accumulated net investment income (loss)	(271,396)		(36,619)
Accumulated net realized gains (losses) from investments	8,977,088		405,974
Net unrealized appreciation (depreciation) on investments	51,750,298		1,218,541
Net Assets	$229,877,572		$7,239,382
Net Assets
Class A Shares	$76,484,772		$1,455,595
Class C Shares	15,854,365		98,740
Class R Shares	17,874,743		—
Class R6 Shares	18,761,945		—
Class Y Shares	100,901,747		5,685,047
Total	$229,877,572		$7,239,382
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	3,395,781		143,664
Class C Shares	928,526		10,388
Class R Shares	843,972		—
Class R6 Shares	822,696		—
Class Y Shares	4,457,644		563,988
Total	10,448,619		718,040

(continues on next page)

See notes to financial statements.

41

Victory Portfolios	Statements of Assets and Liabilities December 31, 2017

  (continued)

	Victory Sophus Emerging Markets Fund	Victory Sophus Emerging Markets Small Cap Fund
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$22.52	$10.13
Class C Shares (c)	$17.07	$9.51
Class R Shares	$21.18	$—
Class R6 Shares	$22.81	$—
Class Y Shares	$22.64	$10.08
Maximum Sales Charge — Class A Shares	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$23.89	$10.75

(a)  Includes $2,844,267 of securities on loan.

(b)  Includes $93,078 of securities on loan.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

42

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2017
	Victory RS International Fund	Victory RS Global Fund
Investment Income:
Dividend income	$775,860	$778,060
Interest income	1,704	3,507
Securities lending income	3,840	2,712
Foreign tax withholding	(79,489)	(49,315)
Total Income	701,915	734,964
Expenses:
Investment advisory fees	195,772	253,848
Administration fees	14,651	18,997
12b-1 fees — Class A Shares	43,920	14,063
12b-1 fees — Class C Shares	11,975	17,380
12b-1 fees — Class R Shares	12,121	10,562
Custodian fees	29,758	39,187
Transfer agent fees	1,620	1,887
Transfer agent fees — Class A Shares	31,075	8,585
Transfer agent fees — Class C Shares	786	524
Transfer agent fees — Class R Shares	5,019	4,268
Transfer agent fees — Class Y Shares	3,028	9,758
Trustees' fees	2,744	3,238
Chief Compliance Officer fees	270	359
Legal and audit fees	18,029	25,026
State registration and filing fees	61,196	61,399
Other expenses	46,946	41,382
Total Expenses	478,910	510,463
Expenses waived/reimbursed by Adviser	(178,334)	(181,379)
Net Expenses	300,576	329,084
Net Investment Income (Loss)	401,339	405,880
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions and foreign currency translations	1,791,820	2,548,077
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	3,271,207	3,951,915
Net realized/unrealized gains on investments	5,063,027	6,499,992
Change in net assets resulting from operations	$5,464,366	$6,905,872

See notes to financial statements.

43

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2017
	Victory Sophus Emerging Markets Fund	Victory Sophus Emerging Markets Small Cap Fund
Investment Income:
Dividend income	$4,848,106	$618,911
Interest income	12,298	—
Securities lending income	63,437	10,656
Foreign tax withholding	(452,196)	(58,919)
Total Income	4,471,645	570,648
Expenses:
Investment advisory fees	1,918,665	253,709
Administration fees	114,908	12,203
12b-1 fees — Class A Shares	178,527	7,051
12b-1 fees — Class C Shares	140,809	449
12b-1 fees — Class R Shares	88,480	—
Custodian fees	153,168	72,904
Transfer agent fees	11,311	1,416
Transfer agent fees — Class A Shares	95,252	2,286
Transfer agent fees — Class C Shares	17,461	20
Transfer agent fees — Class R Shares	37,064	—
Transfer agent fees — Class R6 Shares	116	—
Transfer agent fees — Class Y Shares	50,551	236
Trustees' fees	15,001	2,632
Chief Compliance Officer fees	2,090	235
Legal and audit fees	46,646	34,330
State registration and filing fees	87,842	47,380
Interest expense on interfund lending	359	—
Other expenses	114,187	33,853
Total Expenses	3,072,437	468,704
Expenses waived/reimbursed by Adviser	(287,244)	(157,277)
Net Expenses	2,785,193	311,427
Net Investment Income (Loss)	1,686,452	259,221
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions and foreign currency translations	30,705,018	6,483,747
Net realized gains (losses) from foreign capital gains taxes	(69,805)	(30,329)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	32,623,994	723,150
Net change in unrealized appreciation/depreciation on foreign capital gains taxes	(92,817)	7,826
Net realized/unrealized gains on investments	63,166,390	7,184,394
Change in net assets resulting from operations	$64,852,842	$7,443,615

See notes to financial statements.

44

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS International Fund		Victory RS Global Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$401,339	$401,129	$405,880	$364,829
Net realized gains (losses) from investment transactions	1,791,820	(1,495,575)	2,548,077	3,020,530
Net change in unrealized appreciation/depreciation on investments	3,271,207	1,235,889	3,951,915	(692,787)
Change in net assets resulting from operations	5,464,366	141,443	6,905,872	2,692,572
Distributions to Shareholders:
From net investment income:
Class A Shares	(307,863)	(292,751)	—	(11,621)
Class C Shares	(15,363)	(21,335)	—	—
Class R Shares	(37,846)	(33,544)	—	(151,265)
Class Y Shares	(60,563)	(54,523)	—	(275,311)
From net realized gains:
Class A Shares	—	—	(543,276)	(525,864)
Class C Shares	—	—	(156,755)	(121,731)
Class R Shares	—	—	(67,741)	(694,498)
Class Y Shares	—	—	(2,464,785)	(1,388,287)
From return of capital:
Class A Shares	—	—	(24,057)	—
Class C Shares	—	—	(15,460)	—
Class R Shares	—	—	(9,829)	—
Class Y Shares	—	—	(172,663)	—
Change in net assets resulting from distributions to shareholders	(421,635)	(402,153)	(3,454,566)	(3,168,577)
Change in net assets resulting from capital transactions	(2,752,912)	(5,138,726)	(168,624)	(12,606,171)
Capital Contribution from Prior Custodian, Net (See Note 8)	—	335,854	—	—
Change in net assets	2,289,819	(5,063,582)	3,282,682	(13,082,176)
Net Assets:
Beginning of period	22,932,304	27,995,886	29,278,060	42,360,236
End of period	$25,222,123	$22,932,304	$32,560,742	$29,278,060
Accumulated net investment income (loss)	$395,398	$403,806	$(47,591)	$—

See notes to financial statements.

45

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS International Fund		Victory RS Global Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,345,259	$1,021,275	$1,476,336	$1,016,372
Distributions reinvested	303,958	285,127	299,166	245,055
Cost of shares redeemed	(3,555,832)	(3,999,459)	(4,335,139)	(9,983,055)
Total Class A Shares	$(1,906,615)	$(2,693,057)	$(2,559,637)	$(8,721,628)
Class C Shares
Proceeds from shares issued	$226,561	$132,814	$883,436	$316,333
Distributions reinvested	15,271	20,093	160,643	111,720
Cost of shares redeemed	(651,693)	(871,073)	(336,156)	(6,790,796)
Total Class C Shares	$(409,861)	$(718,166)	$707,923	$(6,362,743)
Class R Shares
Proceeds from shares issued	$284,156	$353,330	$2,569,832	$9,208,983
Distributions reinvested	37,846	33,544	77,532	845,763
Cost of shares redeemed	(580,176)	(825,699)	(10,029,938)	(5,782,093)
Total Class R Shares	$(258,174)	$(438,825)	$(7,382,574)	$4,272,653
Class Y Shares
Proceeds from shares issued	$969,642	$397,737	$22,829,087	$1,154,510
Distributions reinvested	59,974	52,494	1,560,504	306,127
Cost of shares redeemed	(1,207,878)	(1,738,909)	(15,323,927)	(3,255,090)
Total Class Y Shares	$(178,262)	$(1,288,678)	$9,065,664	$(1,794,453)
Change in net assets resulting from capital transactions	$(2,752,912)	$(5,138,726)	$(168,624)	$(12,606,171)
Share Transactions:
Class A Shares
Issued	120,481	105,078	120,545	86,437
Reinvested	25,183	29,184	24,663	21,958
Redeemed	(325,652)	(413,048)	(354,909)	(826,430)
Total Class A Shares	(179,988)	(278,786)	(209,701)	(718,035)
Class C Shares
Issued	27,427	18,586	73,426	27,330
Reinvested	1,725	2,787	13,614	10,203
Redeemed	(78,607)	(123,202)	(27,946)	(566,653)
Total Class C Shares	(49,455)	(101,829)	59,094	(529,120)
Class R Shares
Issued	27,454	39,521	170,015	626,487
Reinvested	3,349	3,662	5,165	62,097
Redeemed	(55,683)	(91,134)	(706,954)	(469,801)
Total Class R Shares	(24,880)	(47,951)	(531,774)	218,783
Class Y Shares
Issued	92,834	42,702	1,869,856	97,343
Reinvested	5,048	5,457	129,913	27,729
Redeemed	(107,225)	(183,061)	(1,264,469)	(277,103)
Total Class Y Shares	(9,343)	(134,902)	735,300	(152,031)
Change in Shares	(263,666)	(563,468)	52,919	(1,180,403)

See notes to financial statements.

46

Victory Portfolios	Statements of Changes in Net Assets
	Victory Sophus Emerging Markets Fund		Victory Sophus Emerging Markets Small Cap Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$1,686,452	$1,532,145	$259,221	$122,750
Net realized gains (losses) from investment transactions	30,635,213	(5,290,497)	6,453,418	268,442
Net change in unrealized appreciation/depreciation on investments	32,531,177	24,075,283	730,976	3,876
Change in net assets resulting from operations	64,852,842	20,316,931	7,443,615	395,068
Distributions to Shareholders:
From net investment income:
Class A Shares	(594,980)	(586,014)	(17,106)	—
Class C Shares	(68,358)	(106,902)	(797)	—
Class R Shares	(98,067)	(153,131)	—	—
Class R6 Shares (a)	(210,158)	(150)	—	—
Class Y Shares	(1,012,266)	(551,090)	(118,026)	(117,686)
From net realized gains:
Class A Shares	—	—	(825,260)	—
Class C Shares	—	—	(23,128)	—
Class Y Shares	—	—	(4,317,635)	—
Change in net assets resulting from distributions to shareholders	(1,983,829)	(1,397,287)	(5,301,952)	(117,686)
Change in net assets resulting from capital transactions	16,704,818	(76,210,715)	(14,739,226)	(5,721,133)
Capital Contribution from Prior Custodian, Net (See Note 8)	—	380,283	—	—
Change in net assets	79,573,831	(56,910,788)	(12,597,563)	(5,443,751)
Net Assets:
Beginning of period	150,303,741	207,214,529	19,836,945	25,280,696
End of period	$229,877,572	$150,303,741	$7,239,382	$19,836,945
Accumulated net investment income (loss)	$(271,396)	$476,497	$(36,619)	$(42,039)

(a)  Victory Sophus Emerging Markets Fund Class R6 Shares commenced operations on November 15, 2016.

See notes to financial statements.

47

Victory Portfolios	Statements of Changes in Net Assets
	Victory Sophus Emerging Markets Fund		Victory Sophus Emerging Markets Small Cap Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Capital Transactions:
Class A Shares
Proceeds from shares issued	$20,837,049	$9,167,757	$1,276,676	$47,964
Distributions reinvested	584,720	573,265	357,781	—
Cost of shares redeemed	(30,515,779)	(29,070,863)	(2,905,000)	(2,743,798)
Total Class A Shares	$(9,094,010)	$(19,329,841)	$(1,270,543)	$(2,695,834)
Class C Shares
Proceeds from shares issued	$1,966,975	$620,893	$72,090	$3,871
Distributions reinvested	65,677	100,767	16,457	—
Cost of shares redeemed	(3,118,915)	(5,286,022)	(3,538)	(2,715,040)
Total Class C Shares	$(1,086,263)	$(4,564,362)	$85,009	$(2,711,169)
Class R Shares
Proceeds from shares issued	$2,791,073	$2,539,121	—	—
Distributions reinvested	97,665	152,629	—	—
Cost of shares redeemed	(6,899,965)	(6,533,442)	—	—
Total Class R Shares	$(4,011,227)	$(3,841,692)	—	—
Class R6 Shares (a)
Proceeds from shares issued	$17,691,890	$63,039	—	—
Distributions reinvested	210,158	150	—	—
Cost of shares redeemed	(2,432,331)	—	—	—
Total Class R6 Shares	$15,469,717	$63,189	—	—
Class Y Shares
Proceeds from shares issued	$59,171,528	$13,563,161	$907,791	$—
Distributions reinvested	982,783	458,581	164,526	1,332
Cost of shares redeemed	(44,727,710)	(62,559,751)	(14,626,009)	(315,462)
Total Class Y Shares	$15,426,601	$(48,538,009)	$(13,553,692)	$(314,130)
Change in net assets resulting from capital transactions	$16,704,818	$(76,210,715)	$(14,739,226)	$(5,721,133)

(a)  Victory Sophus Emerging Markets Fund Class R6 Shares commenced operations on November 15, 2016.

(continues on next page)

See notes to financial statements.

48

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory Sophus Emerging Markets Fund		Victory Sophus Emerging Markets Small Cap Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Share Transactions:
Class A Shares
Issued	1,030,403	598,206	108,129	5,062
Reinvested	26,315	36,283	34,350	—
Redeemed	(1,527,262)	(1,895,589)	(260,693)	(267,610)
Total Class A Shares	(470,544)	(1,261,100)	(118,214)	(262,548)
Class C Shares
Issued	129,894	56,554	6,492	343
Reinvested	3,899	8,376	1,705	—
Redeemed	(213,961)	(404,487)	(328)	(271,494)
Total Class C Shares	(80,168)	(339,557)	7,869	(271,151)
Class R Shares
Issued	152,502	176,194	—	—
Reinvested	4,675	10,264	—	—
Redeemed	(372,484)	(482,279)	—	—
Total Class R Shares	(215,307)	(295,821)	—	—
Class R6 Shares (a)
Issued	924,676	3,963	—	—
Reinvested	9,340	9	—	—
Redeemed	(115,292)	—	—	—
Total Class R6 Shares	818,724	3,972	—	—
Class Y Shares
Issued	2,896,397	889,495	85,217	—
Reinvested	44,012	28,896	15,771	138
Redeemed	(2,238,279)	(3,915,211)	(1,307,165)	(34,233)
Total Class Y Shares	702,130	(2,996,820)	(1,206,177)	(34,095)
Change in Shares	754,835	(4,889,326)	(1,316,522)	(567,794)

(a)  Victory Sophus Emerging Markets Fund Class R6 Shares commenced operations on November 15, 2016.

See notes to financial statements.

49

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS International Fund
	Class A Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$9.84	$9.78		$9.87	$13.24	$18.08
Investment Activities:
Net investment income (loss) (a)	0.19	0.16		0.15	0.23	0.23
Net realized and unrealized gains (losses) on investments	2.29	(0.07)		(0.09)	(0.98)	1.91
Total from Investment Activities	2.48	0.09		0.06	(0.75)	2.14
Distributions to Shareholders:
Net investment income	(0.20)	(0.17)		(0.15)	(0.21)	(0.87)
Net realized gains from investments	—	—		—	(2.41)	(6.11)
Total Distributions to Shareholders	(0.20)	(0.17)		(0.15)	(2.62)	(6.98)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	0.14		—	—	—
Net Asset Value, End of Period	$12.12	$9.84		$9.78	$9.87	$13.24
Total Return (excludes sales charge)	25.26%	2.41	%(b)	0.64%	(5.80)%	15.55%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$18,512	$16,799		$19,416	$22,388	$31,483
Ratio of net expenses to average net assets	1.20%	1.40%		1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	1.66%	1.64%		1.49%	1.74%	1.46%
Ratio of gross expenses to average net assets (c)	1.81%	1.95%		1.89%	1.81%	1.61%
Portfolio turnover (d)	60%	103%		117%	186%	41%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

50

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS International Fund
	Class C Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$7.26	$7.26		$7.36	$10.62	$15.85
Investment Activities:
Net investment income (loss) (a)	0.08	0.07		0.05	0.06	0.04
Net realized and unrealized gains (losses) on investments	1.68	(0.08)		(0.07)	(0.78)	1.59
Total from Investment Activities	1.76	(0.01)		(0.02)	(0.72)	1.63
Distributions to Shareholders:
Net investment income	(0.13)	(0.13)		(0.08)	(0.13)	(0.75)
Net realized gains from investments	—	—		—	(2.41)	(6.11)
Total Distributions to Shareholders	(0.13)	(0.13)		(0.08)	(2.54)	(6.86)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	0.14		—	—	—
Net Asset Value, End of Period	$8.89	$7.26		$7.26	$7.36	$10.62
Total Return (excludes contingent deferred sales charge)	24.25%	1.77	%(b)	(0.27)%	(6.90)%	14.24%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,066	$1,228		$1,969	$2,418	$2,390
Ratio of net expenses to average net assets	1.95%	2.15%		2.27%	2.55%	2.55%
Ratio of net investment income (loss) to average net assets	0.92%	0.97%		0.65%	0.54%	0.29%
Ratio of gross expenses to average net assets (c)	3.26%	3.05%		2.82%	2.75%	2.55%
Portfolio turnover (d)	60%	103%		117%	186%	41%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

51

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS International Fund
	Class R Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$9.23	$9.18		$9.27	$12.63	$17.58
Investment Activities:
Net investment income (loss) (a)	0.15	0.11		0.11	0.15	0.14
Net realized and unrealized gains (losses) on investments	2.14	(0.06)		(0.09)	(0.94)	1.83
Total from Investment Activities	2.29	0.05		0.02	(0.79)	1.97
Distributions to Shareholders:
Net investment income	(0.17)	(0.14)		(0.11)	(0.16)	(0.81)
Net realized gains from investments	—	—		—	(2.41)	(6.11)
Total Distributions to Shareholders	(0.17)	(0.14)		(0.11)	(2.57)	(6.92)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	0.14		—	—	—
Net Asset Value, End of Period	$11.35	$9.23		$9.18	$9.27	$12.63
Total Return	24.85%	2.06	%(b)	0.22%	(6.37)%	14.93%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,522	$2,279		$2,707	$3,403	$4,479
Ratio of net expenses to average net assets	1.48%	1.80%		1.86%	1.96%	1.96%
Ratio of net investment income (loss) to average net assets	1.39%	1.26%		1.10%	1.20%	0.91%
Ratio of gross expenses to average net assets (c)	2.48%	2.29%		2.28%	2.19%	1.99%
Portfolio turnover (d)	60%	103%		117%	186%	41%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

52

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS International Fund
	Class Y Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$9.69	$9.62		$9.70	$13.08	$18.04
Investment Activities:
Net investment income (loss) (a)	0.22	0.18		0.18	0.25	0.37
Net realized and unrealized gains (losses) on investments	2.26	(0.06)		(0.09)	(0.96)	1.86
Total from Investment Activities	2.48	0.12		0.09	(0.71)	2.23
Distributions to Shareholders:
Net investment income	(0.24)	(0.19)		(0.17)	(0.26)	(1.08)
Net realized gains from investments	—	—		—	(2.41)	(6.11)
Total Distributions to Shareholders	(0.24)	(0.19)		(0.17)	(2.67)	(7.19)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	0.14		—	—	—
Net Asset Value, End of Period	$11.93	$9.69		$9.62	$9.70	$13.08
Total Return	25.56%	2.69	%(b)	0.92%	(5.60)%	16.29%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,122	$2,626		$3,904	$4,221	$7,232
Ratio of net expenses to average net assets	0.94%	1.15%		1.15%	1.15%	1.01%
Ratio of net investment income (loss) to average net assets	1.98%	1.93%		1.76%	1.95%	1.96%
Ratio of gross expenses to average net assets (c)	1.85%	1.80%		1.75%	1.51%	1.01%
Portfolio turnover (d)	60%	103%		117%	186%	41%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

53

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Global Fund
	Class A Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$11.16	$11.56	$11.56	$11.65	$10.26
Investment Activities:
Net investment income (loss) (a)	0.15	0.13	0.11	0.10	0.06
Net realized and unrealized gains (losses) on investments	2.53	0.65	0.32	0.45	2.87
Total from Investment Activities	2.68	0.78	0.43	0.55	2.93
Distributions to Shareholders:
Net investment income	—	(0.03)	(0.11)	(0.08)	(0.13)
Net realized gains from investments	(1.00)	(1.15)	(0.32)	(0.56)	(1.41)
Return of capital	(0.09)	—	—	—	—
Total Distributions to Shareholders	(1.09)	(1.18)	(0.43)	(0.64)	(1.54)
Net Asset Value, End of Period	$12.75	$11.16	$11.56	$11.56	$11.65
Total Return (excludes sales charge)	24.48%	6.67%	3.68%	4.70%	29.02%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,456	$5,366	$13,857	$13,015	$12,539
Ratio of net expenses to average net assets	1.17%	1.40%	1.36%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	1.24%	1.12%	0.90%	0.85%	0.50%
Ratio of gross expenses to average net assets (b)	1.90%	1.71%	1.57%	1.63%	1.67%
Portfolio turnover (c)	187%	184%	90%	130%	137%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

54

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Global Fund
	Class C Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$10.95	$11.42	$11.43	$11.54	$10.19
Investment Activities:
Net investment income (loss) (a)	0.05	0.05	0.01	0.01	(0.03)
Net realized and unrealized gains (losses) on investments	2.47	0.63	0.32	0.44	2.84
Total from Investment Activities	2.52	0.68	0.33	0.45	2.81
Distributions to Shareholders:
Net investment income	—	—	(0.02)	—	(0.05)
Net realized gains from investments	(1.00)	(1.15)	(0.32)	(0.56)	(1.41)
Return of capital	(0.09)	—	—	—	—
Total Distributions to Shareholders	(1.09)	(1.15)	(0.34)	(0.56)	(1.46)
Net Asset Value, End of Period	$12.38	$10.95	$11.42	$11.43	$11.54
Total Return (excludes contingent deferred sales charge)	23.47%	5.92%	2.85%	3.87%	28.04%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,167	$1,270	$7,367	$6,538	$5,997
Ratio of net expenses to average net assets	1.91%	2.16%	2.17%	2.17%	2.15%
Ratio of net investment income (loss) to average net assets	0.41%	0.41%	0.11%	0.10%	(0.26)%
Ratio of gross expenses to average net assets (b)	3.00%	2.44%	2.38%	2.43%	2.42%
Portfolio turnover (c)	187%	184%	90%	130%	137%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

55

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Global Fund
	Class R Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$13.62	$11.50		$11.50	$11.59	$10.22
Investment Activities:
Net investment income (loss) (a)	0.05	0.09		0.06	0.06	0.01
Net realized and unrealized gains (losses) on investments	3.18	3.43		0.32	0.44	2.86
Total from Investment Activities	3.23	3.52		0.38	0.50	2.87
Distributions to Shareholders:
Net investment income	—	(0.25)		(0.06)	(0.03)	(0.09)
Net realized gains from investments	(1.00)	(1.15)		(0.32)	(0.56)	(1.41)
Return of capital	(0.09)	—		—	—	—
Total Distributions to Shareholders	(1.09)	(1.40)		(0.38)	(0.59)	(1.50)
Net Asset Value, End of Period	$15.76	$13.62		$11.50	$11.50	$11.59
Total Return	24.09%	30.57	%(b)	3.23%	4.25%	28.47%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,281	$9,213		$5,265	$5,272	$5,311
Ratio of net expenses to average net assets	1.61%	1.68%		1.78%	1.80%	1.79%
Ratio of net investment income (loss) to average net assets	0.38%	0.74%		0.50%	0.47%	0.10%
Ratio of gross expenses to average net assets (c)	2.76%	1.81%		2.00%	2.04%	2.06%
Portfolio turnover (d)	187%	184%		90%	130%	137%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, the share class recognized certain expense reimbursements and due to the fluctuation in average net assets during the same period the total return reflected is significantly higher than the other share classes of the Fund. The total return would have been 6.39% had the expense reimbursements not occurred.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

56

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Global Fund
	Class Y Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$11.04	$11.60	$11.59	$11.67	$10.27
Investment Activities:
Net investment income (loss) (a)	0.18	0.15	0.15	0.14	0.10
Net realized and unrealized gains (losses) on investments	2.50	0.67	0.31	0.45	2.88
Total from Investment Activities	2.68	0.82	0.46	0.59	2.98
Distributions to Shareholders:
Net investment income	—	(0.23)	(0.13)	(0.11)	(0.17)
Net realized gains from investments	(1.00)	(1.15)	(0.32)	(0.56)	(1.41)
Return of capital	(0.09)	—	—	—	—
Total Distributions to Shareholders	(1.09)	(1.38)	(0.45)	(0.67)	(1.58)
Net Asset Value, End of Period	$12.63	$11.04	$11.60	$11.59	$11.67
Total Return	24.75%	7.01%	3.96%	5.04%	29.50%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$24,657	$13,430	$15,871	$15,334	$13,364
Ratio of net expenses to average net assets	0.88%	1.09%	1.09%	1.09%	1.05%
Ratio of net investment income (loss) to average net assets	1.44%	1.30%	1.21%	1.17%	0.85%
Ratio of gross expenses to average net assets (b)	1.32%	1.36%	1.36%	1.33%	1.32%
Portfolio turnover (c)	187%	184%	90%	130%	137%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

57

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets Fund
	Class A Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$15.98	$14.60		$17.22	$19.34	$23.88
Investment Activities:
Net investment income (loss) (a)	0.16	0.11		0.10	0.12	0.09
Net realized and unrealized gains (losses) on investments	6.55	1.38		(2.33)	(0.82)	(1.37)
Total from Investment Activities	6.71	1.49		(2.23)	(0.70)	(1.28)
Distributions to Shareholders:
Net investment income	(0.17)	(0.15)		—	(0.17)	(0.01)
Net realized gains from investments	—	—		(0.39)	(1.25)	(3.39)
Total Distributions to Shareholders	(0.17)	(0.15)		(0.39)	(1.42)	(3.40)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	0.04		—	—	—
Increase from Contribution by Adviser	—	—		—	—	0.14
Net Asset Value, End of Period	$22.52	$15.98		$14.60	$17.22	$19.34
Total Return (excludes sales charge)	42.08%	10.50	%(b)	(12.94)%	(3.54)%	(4.74)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$76,485	$61,767		$74,837	$123,778	$225,463
Ratio of net expenses to average net assets	1.54%	1.65%		1.57%	1.65%	1.65%
Ratio of net investment income (loss) to average net assets	0.80%	0.73%		0.60%	0.62%	0.42%
Ratio of gross expenses to average net assets (c)	1.66%	1.67%		1.57%	1.69%	1.65%
Portfolio turnover (d)	113%	120%		111%	138%	224%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the periods show. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

58

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets Fund
	Class C Shares
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$12.17		$11.20		$13.43	$15.43	$19.90
Investment Activities:
Net investment income (loss) (a)	—	(b)	(0.01)		(0.02)	(0.03)	(0.03)
Net realized and unrealized gains (losses) on investments	4.97		1.05		(1.82)	(0.64)	(1.16)
Total from Investment Activities	4.97		1.04		(1.84)	(0.67)	(1.19)
Distributions to Shareholders:
Net investment income	(0.07)		(0.11)		—	(0.08)	—
Net realized gains from investments	—		—		(0.39)	(1.25)	(3.39)
Total Distributions to Shareholders	(0.07)		(0.11)		(0.39)	(1.33)	(3.39)
Capital Contributions from Prior Custodian, Net (See Note 8)	—		0.04		—	—	—
Increase from Contribution by Adviser	—		—		—	—	0.11
Net Asset Value, End of Period	$17.07		$12.17		$11.20	$13.43	$15.43
Total Return (excludes contingent deferred sales charge)	40.96%		9.62	%(c)	(13.68)%	(4.25)%	(5.46)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$15,854		$12,273		$15,096	$21,416	$31,349
Ratio of net expenses to average net assets	2.34%		2.45%		2.38%	2.45%	2.43%
Ratio of net investment income (loss) to average net assets	—	%(d)	(0.09)%		(0.19)%	(0.18)%	(0.21)%
Ratio of gross expenses to average net assets (e)	2.46%		2.48%		2.38%	2.45%	2.43%
Portfolio turnover (f)	113%		120%		111%	138%	224%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 8)

(d)  Amount is less than 0.005%

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

59

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets Fund
	Class R Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$15.03	$13.76		$16.31	$18.44	$22.97
Investment Activities:
Net investment income (loss) (a)	0.09	0.07		0.05	0.07	0.07
Net realized and unrealized gains (losses) on investments	6.17	1.30		(2.21)	(0.79)	(1.34)
Total from Investment Activities	6.26	1.37		(2.16)	(0.72)	(1.27)
Distributions to Shareholders:
Net investment income	(0.11)	(0.14)		—	(0.16)	—
Net realized gains from investments	—	—		(0.39)	(1.25)	(3.39)
Total Distributions to Shareholders	(0.11)	(0.14)		(0.39)	(1.41)	(3.39)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	0.04		—	—	—
Increase from Contribution by Adviser	—	—		—	—	0.13
Net Asset Value, End of Period	$21.18	$15.03		$13.76	$16.31	$18.44
Total Return	41.69%	10.26	%(b)	(13.23)%	(3.81)%	(4.95)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$17,875	$15,923		$18,648	$24,143	$28,038
Ratio of net expenses to average net assets	1.83%	1.87%		1.87%	1.94%	1.90%
Ratio of net investment income (loss) to average net assets	0.50%	0.50%		0.33%	0.36%	0.37%
Ratio of gross expenses to average net assets (c)	2.00%	1.87%		1.87%	1.94%	1.90%
Portfolio turnover (d)	113%	120%		111%	138%	224%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

60

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets Fund
	Class R6 Shares
	Year Ended December 31, 2017	Period Ended December 31, 2016(a)
Net Asset Value, Beginning of Period	$16.16	$15.91
Investment Activities:
Net investment income (loss) (b)	0.34	0.04
Net realized and unrealized gains (losses) on investments	6.57	0.25
Total from Investment Activities	6.91	0.29
Distributions to Shareholders:
Net investment income	(0.26)	(0.04)
Total Distributions to Shareholders	(0.26)	(0.04)
Net Asset Value, End of Period	$22.81	$16.16
Total Return (c)	42.77%	1.81%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$18,762	$64
Ratio of net expenses to average net assets (d)	1.03%	1.16%
Ratio of net investment income (loss) to average net assets (d)	1.66%	1.79%
Ratio of gross expenses to average net assets (d) (e)	1.39%	21.70%
Portfolio turnover (c) (f)	113%	120%

(a)  Class R6 Shares commenced operations on November 15, 2016.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

61

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets Fund
	Class Y Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$16.05	$14.61		$17.22	$19.38	$23.92
Investment Activities:
Net investment income (loss) (a)	0.21	0.18		0.15	0.20	0.10
Net realized and unrealized gains (losses) on investments	6.62	1.37		(2.34)	(0.83)	(1.30)
Total from Investment Activities	6.83	1.55		(2.19)	(0.63)	(1.20)
Distributions to Shareholders:
Net investment income	(0.24)	(0.15)		(0.03)	(0.28)	(0.09)
Net realized gains from investments	—	—		(0.39)	(1.25)	(3.39)
Total Distributions to Shareholders	(0.24)	(0.15)		(0.42)	(1.53)	(3.48)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	0.04		—	—	—
Increase from Contribution by Adviser	—	—		—	—	0.14
Net Asset Value, End of Period	$22.64	$16.05		$14.61	$17.22	$19.38
Total Return	42.59%	10.86	%(b)	(12.73)%	(3.18)%	(4.32)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$100,902	$60,277		$98,634	$124,357	$192,620
Ratio of net expenses to average net assets	1.18%	1.32%		1.30%	1.31%	1.31%
Ratio of net investment income (loss) to average net assets	1.07%	1.17%		0.89%	1.03%	0.46%
Ratio of gross expenses to average net assets (c)	1.33%	1.38%		1.30%	1.31%	1.31%
Portfolio turnover (d)	113%	120%		111%	138%	224%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

62

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets Small Cap Fund
	Class A Shares
	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015	Period Ended December 31, 2014(a)
Net Asset Value, Beginning of Period	$9.75		$9.69	$10.31	$10.00
Investment Activities:
Net investment income (loss) (b)	0.12		0.04	0.01	0.03
Net realized and unrealized gains (losses) on investments	3.86		0.02	(0.63)	0.28
Total from Investment Activities	3.98		0.06	(0.62)	0.31
Distributions to Shareholders:
Net investment income	(0.12)		—	—	—
Net realized gains from investments	(3.48)		—	—	—
Total Distributions to Shareholders	(3.60)		—	—	—
Net Asset Value, End of Period	$10.13		$9.75	$9.69	$10.31
Total Return (excludes sales charge) (c)	42.55%		0.62%	(6.01)%	3.10%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,456		$2,552	$5,083	$6,808
Ratio of net expenses to average net assets (d)	1.75%		1.75%	1.92%	1.88%
Ratio of net investment income (loss) to average net assets (d)	1.07%		0.44%	0.08%	0.30%
Ratio of gross expenses to average net assets (d) (e)	2.94%		2.29%	2.44%	2.29%
Portfolio turnover (c) (f)	227	%(g)	141%	107%	110%

(a)  Class A Shares commenced operations on January 31, 2014.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(g)  Portfolio turnover increase/decrease due to change within the portfolio holdings during the year.

See notes to financial statements.

63

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets Small Cap Fund
	Class C Shares
	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015	Period Ended December 31, 2014(a)
Net Asset Value, Beginning of Period	$9.34		$9.56	$10.23	$10.00
Investment Activities:
Net investment income (loss) (b)	(0.02)		(0.02)	(0.05)	(0.04)
Net realized and unrealized gains (losses) on investments	3.75		(0.20)	(0.62)	0.27
Total from Investment Activities	3.73		(0.22)	(0.67)	0.23
Distributions to Shareholders:
Net investment income	(0.08)		—	—	—
Net realized gains from investments	(3.48)		—	—	—
Total Distributions to Shareholders	(3.56)		—	—	—
Net Asset Value, End of Period	$9.51		$9.34	$9.56	$10.23
Total Return (excludes contingent deferred sales charge) (c)	41.68%		(2.30)%	(6.55)%	2.30%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$99		$24	$2,617	$2,586
Ratio of net expenses to average net assets (d)	2.50%		2.50%	2.54%	2.69%
Ratio of net investment income (loss) to average net assets (d)	(0.21)%		(0.18)%	(0.50)%	(0.43)%
Ratio of gross expenses to average net assets (d) (e)	32.34%		3.12%	3.05%	3.10%
Portfolio turnover (c) (f)	227	%(g)	141%	107%	110%

(a)  Class C Shares commenced operations on January 31, 2014.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(g)  Portfolio turnover increase/decrease due to change within the portfolio holdings during the year.

See notes to financial statements.

64

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets Small Cap Fund
	Class Y Shares
	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015	Period Ended December 31, 2014(a)
Net Asset Value, Beginning of Period	$9.75		$9.74	$10.32	$10.00
Investment Activities:
Net investment income (loss) (b)	0.15		0.06	0.06	0.08
Net realized and unrealized gains (losses) on investments	3.87		0.02	(0.64)	0.26
Total from Investment Activities	4.02		0.08	(0.58)	0.34
Distributions to Shareholders:
Net investment income	(0.21)		(0.07)	—	(0.02)
Net realized gains from investments	(3.48)		—	—	—
Return of capital	—		—	—	— (c)
Total Distributions to Shareholders	(3.69)		(0.07)	—	(0.02)
Net Asset Value, End of Period	$10.08		$9.75	$9.74	$10.32
Total Return (d)	43.02%		0.79%	(5.62)%	3.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,685		$17,261	$17,581	$18,440
Ratio of net expenses to average net assets(e)	1.50%		1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets (e)	1.32%		0.62%	0.53%	0.76%
Ratio of gross expenses to average net assets (e) (f)	2.13%		1.98%	2.01%	1.91%
Portfolio turnover (d) (g)	227	%(h)	141%	107%	110%

(a)  Class Y Shares commenced operations on January 31, 2014.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(h)  Portfolio turnover increase/decrease due to change within the portfolio holdings during the year.

See notes to financial statements.

65

Victory Portfolios	Notes to Financial Statements December 31, 2017

1.  Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of 43 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the following Funds (collectively, the "Funds" and individually, a "Fund").

Funds	Investment Share Classes Offered	Investment Objectives
Victory RS International Fund ("RS International Fund")	Classes A, C, R and Y	Seeks to provide long-term capital appreciation
Victory RS Global Fund ("RS Global Fund")	Classes A, C, R and Y	Seeks to provide long-term capital appreciation
Victory Sophus Emerging Markets Fund ("Sophus Emerging Markets Fund")	Classes A, C, R, R6 and Y	Seeks to provide long-term capital appreciation
Victory Sophus Emerging Markets Small Cap Fund ("Sophus Emerging Markets Small Cap Fund")	Classes A, C and Y	Seeks to provide long-term capital appreciation

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies (Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies).

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

66

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds, American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's net asset value is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2017, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedules of Portfolio Investments:

	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
	Investments in Securities	Investments in Securities	Investments in Securities
RS International Fund
Common Stocks	$—	$24,557,642	$24,557,642
Preferred Stocks	—	296,660	296,660
Collateral for Securities Loaned	672,374	—	672,374
Total	672,374	24,854,302	25,526,676

67

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017
	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs	Total
	Investments in Securities		Investments in Securities	Investments in Securities
RS Global Fund
Common Stocks	$16,966,233	(a)	$14,076,970	$31,043,203
Preferred Stocks	—		215,619	215,619
Exchange-Traded Funds	347,762		—	347,762
Collateral for Securities Loaned	743,956		—	743,956
Total	18,057,951		14,292,589	32,350,540
Sophus Emerging Markets Fund
Common Stocks	44,710,141	(b)	179,433,353	224,143,494
Preferred Stocks	—		1,116,159	1,116,159
Collateral for Securities Loaned	2,886,446		—	2,886,446
Total	47,596,587		180,549,512	228,146,099
Sophus Emerging Markets Small Cap Fund
Common Stocks	389,477	(b)	6,563,151	6,952,628
Preferred Stocks	—		58,426	58,426
Collateral for Securities Loaned	96,187		—	96,187
Total	485,664		6,621,577	7,107,241

(a)  All securities categorized as United States, Canada and Mexico and all ADRs.

(b)  All securities categorized as United States, Brazil and Mexico and all ADRs.

There were no transfers among any levels during the year ended December 31, 2017.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End & Closed-End Funds:

The Funds may invest in portfolios of open-end or closed-end investment companies (the "underlying funds"). The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

68

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

Foreign Currency Contracts:

The Funds may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of December 31, 2017, the Funds had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

69

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2017:

Fund	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Net Amount
RS International Fund	$633,568	$672,374	$38,806
RS Global Fund	715,533	743,956	28,423
Sophus Emerging Markets Fund	2,844,267	2,886,446	42,179
Sophus Emerging Markets Small Cap Fund	93,078	96,187	3,109

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the change in unrealized appreciation/depreciation on investments. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statements of Operations.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually for the Funds. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts and premiums and pay down gains or losses), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and

70

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2017 were as follows:

	Purchases	Sales
RS International Fund	$14,379,554	$17,460,079
RS Global Fund	58,954,837	62,990,784
Sophus Emerging Markets Fund	223,209,536	211,460,899
Sophus Emerging Markets Small Cap Fund	44,679,851	64,586,389

For the year ended December 31, 2017, there were no purchases or sales of U.S. Government Securities.

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. ("VCH"), a publicly traded Delaware corporation.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Adviser Fee Rate
RS International Fund	0.80%
RS Global Fund	0.80%
Sophus Emerging Markets Fund	1.00%
Sophus Emerging Markets Small Cap Fund	1.25%

71

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective July 1, 2017, Colin Kinney serves as the Trust's Chief Compliance Officer ("CCO"). The CCO is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to Provide Compliance Services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services. Prior to July 1, 2017, EJV Financial Services LLC served as the Trust's CCO. Under the terms of the agreement, the Funds within the Trust, Victory Portfolios II, Victory Institutional Funds and Victory Variable Insurance Funds (collectively, the "Victory Trusts"), paid EJV Financial Services LLC $220,000 annually for CCO consulting services.

The Victory Trusts pay an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Trusts and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor and FIS are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Funds. For the year ended December 31, 2017, the Distributor received approximately $10,599 from commissions earned on sales of Class A Shares and FIS received $1,412 from redemptions of Class C Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures

72

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of December 31, 2017, the expense limits (excluding voluntary waivers) are as follows:

Fund	Class	Expense Limit(a)		Expense Limit
RS International Fund	Class A Shares	1.13%		1.40	%(c)
RS International Fund	Class C Shares	1.88%		2.15	%(c)
RS International Fund	Class R Shares	1.38%		1.80	%(c)
RS International Fund	Class Y Shares	0.88%		1.15	%(c)
RS Global Fund	Class A Shares	1.09%		1.40	%(c)
RS Global Fund	Class C Shares	1.84%		2.17	%(c)
RS Global Fund	Class R Shares	1.34%		1.81	%(c)
RS Global Fund	Class Y Shares	0.84%		1.09	%(c)
Sophus Emerging Markets Fund	Class A Shares	1.34	%(b)	1.65	%(d)
Sophus Emerging Markets Fund	Class C Shares	2.14	%(b)	2.45	%(d)
Sophus Emerging Markets Fund	Class R Shares	1.58	%(b)	1.96	%(d)
Sophus Emerging Markets Fund	Class R6 Shares	0.89	%(b)	1.16	%(d)
Sophus Emerging Markets Fund	Class Y Shares	0.99	%(b)	1.32	%(d)
Sophus Emerging Markets Small Cap Fund	Class A Shares	1.75%		N/A
Sophus Emerging Markets Small Cap Fund	Class C Shares	2.50%		N/A
Sophus Emerging Markets Small Cap Fund	Class Y Shares	1.50%		N/A

(a)  In effect until at least July 31, 2018 (unless otherwise noted).

(b)  In effect until at least July 31, 2019.

(c)  Was in effect until March 28, 2017.

(d)  Was in effect until August 31, 2017.

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

As of December 31, 2017, the following amounts are available to be repaid to the Adviser:

Fund	Expires 12/31/2019	Expires 12/31/2020	Total
RS International Fund	$54,419	$178,334	$232,753
RS Global Fund	40,586	181,379	221,965
Sophus Emerging Markets Fund	54,398	287,244	341,642
Sophus Emerging Markets Small Cap Fund	41,003	157,277	198,280

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2017.

Certain officers and/or interested trustees of the Funds are also officers of the Adviser, Administrator and Fund Accountant, Legal and CCO.

73

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

5.  Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Borrowing and Interfund Lending:

Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 29, 2016, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund, another series of the Victory Trusts, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. The agreement was subsequently amended on July 28, 2017 with a new termination date of July 27, 2018. For the year ended December 31, 2017, Citibank earned approximately $150,000 in commitment fees from the Victory Trusts. Each fund in the Victory Trusts pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. As of December 31, 2017, the interest rate on outstanding borrowings was 2.57%.

The average loans for the days outstanding and average interest rate for each Fund during the year ended December 31, 2017 were as follows:

Fund	Amount Outstanding at December 31, 2017	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS Global Fund	$—	$1,512,500	16	2.04%
Sophus Emerging Markets Fund	—	1,937,500	8	1.89%
Sophus Emerging Markets Small Cap Fund	—	6,130,000	10	2.24%

*  For the year ended December 31, 2017, based on the number of days borrowings were outstanding.

Interfund Lending:

The Trust and Adviser received an exempted order granted by the SEC on March 28, 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Board approved the Interfund Lending Policy and Procedures relating to the

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

Facility on May 24, 2017. The Facility allows the Funds to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

The average borrowing for the days outstanding and average interest rate for each Fund during the year ended December 31, 2017 were as follows:

Borrowing Fund	Lending Fund	Amount Outstanding at December 31, 2017	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
Sophus Emerging Markets Fund	Victory Sycamore Established Value Fund	$—	$1,614,000	4	2.00%

*  For the year ended December 31, 2017, based on the number of days borrowings were outstanding.

7.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended December 31, 2017
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
RS International Fund	$421,635	$—	$421,635	$—	$421,635
RS Global Fund	2,099,092	1,133,465	3,232,557	222,009	3,454,566
Sophus Emerging Markets Fund	1,983,829	—	1,983,829	—	1,983,829
Sophus Emerging Markets Small Cap Fund	2,808,292	2,493,660	5,301,952	—	5,301,952

	Year Ended December 31, 2016
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
RS International Fund	$402,153	$—	$402,153	$402,153
RS Global Fund	810,978	2,357,599	3,168,577	3,168,577
Sophus Emerging Markets Fund	1,397,287	—	1,397,287	1,397,287
Sophus Emerging Markets Small Cap Fund	117,686	—	117,686	117,686

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

As of December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
RS International Fund	$451,537	$—	$451,537	$(1,020,470)	$—	$4,060,101	$3,491,168
RS Global Fund	—	—	—	—	—	7,697,513	7,697,513
Sophus Emerging Markets Fund	—	9,802,010	9,802,010	—	(215,117)	50,869,097	60,455,990
Sophus Emerging Markets Small Cap Fund	339,761	121,333	461,094	—	—	1,126,802	1,587,896

*  Late-year ordinary specified losses are comprised of post-October specified losses and post-October capital losses incurred after October 31, 2017. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and mark to market adjustments on passive foreign investment companies.

As of the end of their tax year ended December 31, 2017, the following Funds had net capital loss carryforwards ("CLCFs") as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration are applied as either short-term or long-term depending on the originating capital loss and must be utilized before those that are subject to expiration.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
RS International Fund	$1,020,470	$—	$1,020,470

During the tax year ended December 31, 2017, the RS International Fund, Sophus Emerging Markets Fund and Sophus Emerging Markets Small Cap Fund utilized $1,544,260, $20,997,703 and $974,997, respectively, of capital loss carryforwards.

As of December 31, 2017, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RS International Fund	$21,467,557	$4,632,289	$(573,170)	$4,059,119
RS Global Fund	24,653,524	7,932,081	(235,065)	7,697,016
Sophus Emerging Markets Fund	177,160,011	—	50,986,088	50,986,088
Sophus Emerging Markets Small Cap Fund	5,975,744	1,277,638	(146,141)	1,131,497

As of Decemebr 31, 2017, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)	Capital
RS International Fund	$11,888	$(21,385)	$9,497
RS Global Fund	(453,471)	675,480	(222,009)
Sophus Emerging Markets Fund	(450,516)	450,515	1
Sophus Emerging Markets Small Cap Fund	(117,872)	117,870	2

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

8.  Capital Contribution from Prior Custodian:

During 2016, certain funds received notification from their prior custodian, State Street Bank and Trust ("State Street"), related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014, the end of the Fund's contract with State Street. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the over-billing, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Funds was accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2017, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

Shareholder	Fund	Percent
Gerlach Nominee and Co LLC	RS Global Fund	43.0%
Guardian Life Insurance	Sophus Emerging Markets Small Cap Fund	64.1%

10.  Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — and also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The Funds' adoption of these amendments, effective with the financial statements prepared as of December 31, 2017, required additional disclosures reflected herein, but had no effect on the Funds' net assets or results of operations.

In March 2017, the FASB issued Accounting Standards Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

11.  Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on the evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

77

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Victory RS Global Fund, Victory RS International Fund, Victory Sophus Emerging Markets Fund, and Victory Sophus Emerging Markets Small Cap Fund and the Board of Trustees of the Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Victory RS Global Fund, Victory RS International Fund, Victory Sophus Emerging Markets Fund, and Victory Sophus Emerging Markets Small Cap Fund (collectively referred to as the "Funds") (four of the portfolios constituting the Victory Portfolios (the "Trust")), including the portfolios of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds at December 31, 2017, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial statements and financial highlights of the Funds for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 28, 2018

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 43 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 66	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, 70	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 66*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 74	Trustee	July 2016	Retired; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 63	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

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Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 64	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 60*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 56	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, 73	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 45**	Trustee	May 2008	Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The current officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Trust's Treasurer is employed by Citi, which entity receives fees from the Trust for serving as the sub-fund accountant and sub-administrator.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 56	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 48	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 44	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 49	Treasurer**	May 2006-May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Allan Shaer, 52	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Chistopher A. Ponte, 33	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017). Registered Principal, Victory Capital Advisers, Inc. (since 2011).
Edward J. Veilleux, 74	Chief Compliance Officer***	October 2005-July 2017	President of EJV Financial Services (mutual fund consulting).
Colin Kinney, 44	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 57	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 64	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (2011-2017); Partner, Shearman & Sterling LLP (since 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

**  On May 24, 2017, Mr. Sabato resigned his position with the Trust.

***  On July 1, 2017, Mr. Veilleux resigned his position with the Trust.

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Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
RS International Fund
Class A Shares	$1,000.00	$1,109.40	$6.01	1.13%
Class C Shares	1,000.00	1,105.40	9.98	1.88%
Class R Shares	1,000.00	1,108.10	7.33	1.38%
Class Y Shares	1,000.00	1,111.10	4.68	0.88%
RS Global Fund
Class A Shares	1,000.00	1,124.90	5.84	1.09%
Class C Shares	1,000.00	1,120.10	9.83	1.84%
Class R Shares	1,000.00	1,123.00	7.17	1.34%
Class Y Shares	1,000.00	1,125.20	4.50	0.84%
Sophus Emerging Markets Fund
Class A Shares	1,000.00	1,177.60	7.90	1.44%
Class C Shares	1,000.00	1,173.30	12.27	2.24%
Class R Shares	1,000.00	1,175.90	9.38	1.71%
Class R6 Shares	1,000.00	1,180.20	5.33	0.97%
Class Y Shares	1,000.00	1,179.70	5.99	1.09%

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	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
Sophus Emerging Markets Small Cap Fund
Class A Shares	$1,000.00	$1,166.90	$9.56	1.75%
Class C Shares	1,000.00	1,163.80	13.63	2.50%
Class Y Shares	1,000.00	1,168.90	8.20	1.50%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

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Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
RS International Fund
Class A Shares	$1,000.00	$1,019.51	$5.75	1.13%
Class C Shares	1,000.00	1,015.73	9.55	1.88%
Class R Shares	1,000.00	1,018.25	7.02	1.38%
Class Y Shares	1,000.00	1,020.77	4.48	0.88%
RS Global Fund
Class A Shares	1,000.00	1,019.71	5.55	1.09%
Class C Shares	1,000.00	1,015.93	9.35	1.84%
Class R Shares	1,000.00	1,018.45	6.82	1.34%
Class Y Shares	1,000.00	1,020.97	4.28	0.84%
Sophus Emerging Markets Fund
Class A Shares	1,000.00	1,017.95	7.32	1.44%
Class C Shares	1,000.00	1,013.91	11.37	2.24%
Class R Shares	1,000.00	1,016.59	8.69	1.71%
Class R6 Shares	1,000.00	1,020.32	4.94	0.97%
Class Y Shares	1,000.00	1,019.71	5.55	1.09%
Sophus Emerging Markets Small Cap Fund
Class A Shares	1,000.00	1,016.38	8.89	1.75%
Class C Shares	1,000.00	1,012.60	12.68	2.50%
Class Y Shares	1,000.00	1,017.64	7.63	1.50%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

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Additional Federal Income Tax Information

For the year ended December 31, 2017, the Funds paid qualified dividend income for the purposes of reduce individual federal income tax rates of:

Amount
RS International Fund	82%
RS Global Fund	28%
Sophus Emerging Markets Fund	100%
Sophus Emerging Markets Small Cap Fund	6%

Dividends qualified for corporate dividends received deductions of:

Amount
RS Global Fund	11%

For the year ended December 31, 2017, the Funds designated short-term capital gain distributions in the amount of:

Amount
RS Global Fund	$1,659,930
Sophus Emerging Markets Small Cap Fund	2,677,987

For the year ended December 31, 2017, the following Funds designated long-term capital gain distributions in the amount of:

Amount
RS Global Fund	$1,133,465
Sophus Emerging Markets Small Cap Fund	2,493,660

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2017 were as follows:

	Foreign Source Income	Foreign Tax Expense
RS International Fund	0.31	0.14
Sophus Emerging Markets Fund	0.45	0.26
Sophus Emerging Markets Small Cap Fund	0.86	0.42

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Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of each of the Funds at a meeting, which was called for that purpose, on December 5, 2017. The Board also considered information relating to the Funds and the Agreement provided throughout the year and at a meeting on October 24, 2017. The Board noted that prior to each Fund's reorganization on July 29, 2016, each Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  Total expenses of each Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of each Fund individually. In addition, the Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees, with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by FUSE Research Network, LLC ("FUSE") and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of each Fund's peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of

86

Victory Portfolios	Supplemental Information — continued December 31, 2017

  (Unaudited)

similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which are generally viewed as a method by which the investment adviser shares economies of scale as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following each Fund's reorganization, each Fund is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

RS International Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one-year period and both the benchmark index and the peer group for the five-year period, and outperformed both the benchmark index and the peer group for the three- and ten-year periods, and the peer group for the one-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) that the Fund had performed well during the recent periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Global Fund

The Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one-year period, matched the peer group performance for the one-year period, and outperformed the benchmark index and the peer group for the three- and five-year periods.

Having considered, among other things: (1) the Fund's management compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) that the Fund had performed well during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Sophus Emerging Markets Fund

The Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one- and three-year periods and

87

Victory Portfolios	Supplemental Information — continued December 31, 2017

  (Unaudited)

the peer group for the one-, three- and ten-year periods, and underperformed the benchmark index for the five- and ten-year periods and the peer group the five-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) that the Fund had performed well during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Sophus Emerging Markets Small Cap Fund

With the understanding that the Fund commenced operations in 2014, the Board compared the Fund's Class A performance for the one- and three-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group for both of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) that the Fund had performed well during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

88

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VPRSIF-AR (12/17)

December 31, 2017

Annual Report

Victory RS Partners Fund

Victory RS Value Fund

Victory RS Large Cap Alpha Fund

Victory RS Investors Fund

Victory Global Natural Resources Fund

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (unaudited)	3
Fund Review and Commentary (unaudited)	4
Financial Statements
The Victory Value Funds
Victory RS Partners Fund
Schedule of Portfolio Investments	23
Statements of Assets and Liabilities	34
Statements of Operations	36
Statements of Changes in Net Assets	38-40
Financial Highlights	43-45
Victory RS Value Fund
Schedule of Portfolio Investments	26
Statements of Assets and Liabilities	34
Statements of Operations	36
Statements of Changes in Net Assets	38-40
Financial Highlights	46-49
Victory RS Large Cap Alpha Fund
Schedule of Portfolio Investments	29
Statements of Assets and Liabilities	34
Statements of Operations	36
Statements of Changes in Net Assets	38-40
Financial Highlights	50-53
Victory RS Investors Fund
Schedule of Portfolio Investments	31
Statements of Assets and Liabilities	35
Statements of Operations	37
Statements of Changes in Net Assets	41-42
Financial Highlights	54-57
Victory Global Natural Resources Fund
Schedule of Portfolio Investments	33
Statements of Assets and Liabilities	35
Statements of Operations	37
Statements of Changes in Net Assets	41-42
Financial Highlights	58-61
Notes to Financial Statements	62
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	75
Supplemental Information (unaudited)	76
Trustee and Officer Information	76
Proxy Voting and Form N-Q Information	79
Expense Examples	79
Additional Federal Income Tax Information	82
Advisory Contract Approval	83
1

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders

Dear Shareholder,

For all practical purposes, 2017 was a full-on stampede. The bull market roared ahead and domestic stocks registered their ninth consecutive year of gains. The S&P 500 Index® increased nearly 22 percent, the Dow Jones Industrial Average was up 25 percent, and the tech-heavy NASDAQ Composite outpaced both, rising 28 percent. Global investors also enjoyed robust returns, led by the 37 percent gains posted by the MSCI Emerging Markets Index. By virtually any measure, equities enjoyed a very good year.

Investors celebrated strong corporate profits and rising real gross domestic product, which increased at an annual rate of 3.2 percent in the third quarter, according to the U.S. Bureau of Economic Analysis. The consumer also played a leading role as annual retail sales grew by 4.2 percent during 2017, according to the U.S. Department of Commerce, the strongest growth since 2014. Add in the new sweeping legislation that will significantly lower corporate tax rates and it's easy to see why markets were buoyed.

Yet despite this encouraging backdrop, the pragmatists among us continue to fret. Maybe that's not such a bad thing since unbridled optimism often ends in tears. Given where we are in this business cycle, we believe that risk management protocols are likely to become more important than ever.

There are plenty of potential headwinds to contemplate. Chief among these are concerns regarding future borrowing costs and the trajectory of interest rates. The Federal Reserve has telegraphed its intentions to tighten monetary policy by ending its bond buying program and continuing on a path of measured rate increases in 2018. It's no surprise that early in the year, the 10-Year Treasury responded by pushing above 2.5 percent, still low by historical standards but possibly trending towards levels not seen in some time.

Some investors are leery of tighter labor markets, higher wages, and the possibility of rising inflation. Others are more focused on valuations and wonder if certain sectors have gotten ahead of fundamentals. And finally, geopolitical tensions are never far from mind since they can materialize with little warning. Areas of concern ebb and flow with the news, shifting from the Korean Peninsula to U.S.-Russian relations to the Mideast or any number of global hot spots.

All these risks do not necessarily portend to trouble. But after years of impressive stock market gains it's important that we acknowledge both the risks and historical rates of return. Risk management is a hallmark of our independent investment franchises at Victory Capital, all of which are committed to offering products that help investors achieve their objectives at all points of the market cycle. This could prove invaluable in an aging bull market.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

3

The Victory RS Value Funds (Unaudited)

Victory RS Partners Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

• The Victory RS Partners Fund (the "Fund") delivered positive performance and relative outperformance of its benchmark, the Russell 2000 Value Index (the "Index") for the twelve-month period ended December 31, 2017.

• In 2017, outperformance was the result of strong stock selection in most industry groups with particularly strong selection in Financials, Energy, Consumer Discretionary and Consumer Staples with additional positive selection in Industrials and Utilities. Stock selection in these sectors far outpaced the modest negative selection in Health Care, Information Technology, Real Estate and Materials. Industry allocation was a modest detractor for the Fund relative to the Index with positive contributions in such sectors as Information Technology and Real Estate outweighed by those in Energy and Consumer Staples. Overall, positive stock selection exceeded negative allocation with 7.94% outperformance for the Funds relative to the Index.

• The Fund pursues long-term capital appreciation by seeking to identify small-cap companies with improving returns on invested capital, based on the investment team's assessment of both risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

Market Overview

U.S. equity markets delivered robust positive performance in 2017, as the S&P 500® Index continued to provide strong returns since its bottom in March 2009. A combination of factors aligned to provide this past year's stock market advance. At the beginning of 2017, the market looked with favor at the incoming Trump Administration's potential impact on the business regulatory regime and tax code in the United States. The market was also hopeful that the new administration would provide further fiscal stimulus through such efforts as a potential infrastructure program. With a continued backdrop of low interest rates, ample liquidity, low unemployment and solid gross domestic product (GDP) growth, the S&P 500® Index continued to rise through the year, reflecting the strong U.S. economic environment. Trends outside of the United States followed a similar course, helping to reinforce strong equity market performance throughout the world. European and Asian economies experienced solid performance with sectors that had been lagging the past few years, such as commodities, improving along with continued strength in industries that had already been enjoying a healthy backdrop. European, Asian and Emerging Markets equity markets all had robust, positive performance in 2017 reflecting these economic conditions. Despite this strong economic backdrop, bond markets continued to provide relatively low interest rates. The U.S. 10-year Treasury yield even declined to close to 2% in early September. However, with consistent economic strength and some signs of inflation, the U.S. 10-year Treasury yield rebounded to end the year at 2.405%.

4

The Victory RS Value Funds (Unaudited)

Victory RS Partners Fund (continued)

Performance Update

For the one-year period ended December 31, 2017, the Fund outperformed its benchmark and returned 14.21% (Class A Shares at net asset value) versus 7.84% for the Index.

Performance Review

The Fund showed strong performance in 2017, beating the Index through strong stock selection in multiple industries.

The largest contribution to the Fund's outperformance relative to the Index came from the Financial Services sector. A couple of the major contributors were Essent Group and Interactive Brokers. Essent Group provides mortgage insurance to homeowners in the United States. A housing market that continued to demonstrate price and unit growth provided an advantageous industry environment for Essent. The company demonstrated strong earnings growth as underwritten insurance grew and the credit environment remained benign. Additionally, the company's management team executed well and increased market share over the course of the year. Interactive Brokers benefitted from the trend toward online brokerage and robust trading volumes driven by rising markets. The company successfully targeted customers, particularly Millennials, who are moving assets away from more traditional management structures toward online platforms. Interactive Brokers coupled strong expense control with execution on favorable industry trends to provide superior shareholder returns last year.

The consumer discretionary sector was another outperformer for the Fund in 2017. Liberty Ventures was an important contributor to the sector's outperformance. Liberty Ventures is part of the Liberty Media complex of assets operated by John Malone. A significant amount of Liberty Ventures' value was derived from an ownership position in Charter Communications. As Charter experienced improving trends in the first half of 2017, Liberty Ventures share price followed providing alpha generation for the Fund over that time. We exited the position when the shares reached our price target.

The Energy sector had a poor year in 2017 but there were still opportunities for value creation within the sector. The Fund benefitted from its ownership of PBF Energy. PBF is one of the largest independent petroleum refiners in the United States. The company experienced significant share price appreciation over the year as it took advantage of robust industry margins and dramatically improved operations at its refineries while integrating recent acquisitions. The company also has additional value creation opportunities through its Master Limited Partnership subsidiary which the market may be starting to recognize. This was a very nice contributor to performance as it provided strong positive returns in a sector that had negative absolute performance for the year.

Despite strong stock selection, not all of the Fund's holdings were positive contributors relative to the Index. Diebold Nixdorf had negative absolute and relative performance and was a poor selection for the year. The company experienced weak demand for its ATM and related services in 2017. While the integration of a recent merger may provide benefits in the long run, the integration is taking longer than originally expected and resulted in some temporary market share loss to a major competitor. Consequently, the company did not meet its sales or margin targets for the year and the shares significantly underperformed relative to the Index.

5

The Victory RS Value Funds (Unaudited)

Victory RS Partners Fund (continued)

Outlook

In our estimation, equity valuations are elevated compared to historical values, but look much more reasonable when comparing earnings yields to Treasury or even corporate bond yields. In any case, we continue to believe the best way to generate alpha is through deep bottom-up business analysis with a strong focus on downside protection and improving returns. In the Fund's portfolio we continue to find names that meet these characteristics and that we believe are trading at a material discount to intrinsic value. In addition, as we have seen throughout our years of investing, shifts in underlying economic and market conditions may often create significant dislocations that can best be capitalized upon through deep fundamental analysis. We remain vigilant in seeking out a portfolio with names where we believe the asymmetric return opportunity remains materially in our favor.

6

The Victory RS Value Funds (Unaudited)

Victory RS Partners Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class R	Class Y
INCEPTION DATE	7/12/95		10/31/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 2000 Value Index[1]
One Year	14.21%	7.63%	13.81%	14.59%	7.84%
Three Year	8.14%	6.02%	7.75%	8.47%	9.55%
Five Year	11.56%	10.25%	11.17%	11.93%	13.01%
Ten Year	7.96%	7.32%	7.55%	8.30%	8.17%
Since Inception	11.51%	11.21%	6.73%	6.63%	N/A
Expense Ratios
Gross	1.53%		1.81%	1.22%
With Applicable Waivers	1.45%		1.81%	1.12%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Partners Fund — Growth of $10,000

1The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

The Victory RS Value Funds (Unaudited)

Victory RS Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

• For the twelve-month period ended December 31, 2017, the Victory RS Value Fund (the "Fund") outperformed the benchmark Russell Mid Cap Value Index (the "Index").

• In 2017, the Fund's outperformance was primarily the result of positive stock selection particularly in Financial Services. Sector allocation was also a minor positive contributor.

• The Fund pursues long-term capital appreciation by seeking to identify mid-cap companies with improving returns on invested capital based on the investment team's assessment of both risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

Market Overview

U.S. equity markets delivered robust positive performance in 2017, as the S&P 500® Index continued to provide strong returns since its bottom in March 2009. A combination of factors aligned to provide this past year's stock market advance. At the beginning of 2017, the market looked with favor at the incoming Trump Administration's potential impact on the business regulatory regime and tax code in the United States. The market was also hopeful that the new administration would provide further fiscal stimulus through such efforts as a potential infrastructure program. With a continued backdrop of low interest rates, ample liquidity, low unemployment and solid gross domestic product (GDP) growth, the S&P 500® Index continued to rise through the year, reflecting the strong U.S. economic environment. Trends outside of the United States followed a similar course, helping to reinforce strong equity market performance throughout the world. European and Asian economies experienced solid performance with sectors that had been lagging the past few years, such as commodities, improving along with continued strength in industries that had already been enjoying a healthy backdrop. European, Asian and Emerging Markets equity markets all had robust, positive performance in 2017 reflecting these economic conditions. Despite this strong economic backdrop, bond markets continued to provide relatively low interest rates. The U.S. 10-year Treasury yield even declined to close to 2% in early September. However, with consistent economic strength and some signs of inflation, the U.S. 10-year Treasury yield rebounded to end the year at 2.405%.

Performance Update and Review

For the twelve-month period ended December 31, 2017, the Fund (Class A shares at net asset value) returned 17.41%, outperforming the Index, which returned 13.34% respectively.

Solid stock selection in the Financial Services sector drove roughly half the Fund's outperformance relative to the Index. In particular, auto insurer Progressive Corporation (ticker: PGR) was up 62% for 2017 as the company benefited from a cyclical upswing in industry pricing. CBOE Global Markets (ticker: CBOE) was up approximately 60% due to

8

The Victory RS Value Funds (Unaudited)

Victory RS Value Fund (continued)

strong options and futures volumes combined with synergies following the closing of the company's acquisition of Bats Global Markets, driving strong profit growth. Also, E*Trade Financial (ticker: ETFC) was up over 40% as strong growth in accounts and trading volumes combined with anticipated benefits from rising interest rates and corporate tax reform drove solid performance for the year.

Outperformance was also seen in the area of Consumer Discretionary. LKQ Corporation (ticker: LKQ), a provider of refurbished collision replacement parts for the auto industry, was up over 25% for 2017 as the market started to recognize the upcoming cyclical reacceleration of their business. In addition, food service provider Aramark (ticker: ARMK) was up over 20% as the company continued to execute against a meaningful multi-year margin expansion opportunity which is driving returns-on-capital higher for the company.

Other notable performers in the Fund included: health insurer Aetna Inc. (ticker: AET; +46%) which agreed to be acquired by CVS Health Corporation; software company SS&C Technologies (ticker: SSNC; +43%), which performed well as the company realized synergies from their acquisition of Advent Software; and United Rentals (ticker: URI; +63%), which benefited from positive volumes and pricing in the equipment rental sector.

Contributing negatively for the Fund was an underperformance in the Materials sector. Specifically, our lack of exposure to the Metals & Mining area hurt our relative performance as this subsector was up significantly for the year. Our holdings in the Materials sector tend to be more defensive in nature and would logically underperform in a strong Metals & Mining rally.

Other notable underperformers in the Fund for the year include: specialty pharmaceutical company Allergan (ticker: AGN; -21%), which underperformed due to concerns around the company's pipeline of new products, and Noble Energy (ticker: NBL; -22%), which lagged the Index and the Energy sector despite improving oil prices, as investors shunned the stock on short-term concerns over capital allocation. We believe these concerns are unwarranted in the long run. In both instances, we added to the Fund's positions during the year.

Outlook

In our estimation, equity valuations are elevated compared to historical values, but look much more reasonable when comparing earnings yields to Treasury or even corporate bond yields. In any case, we continue to believe the best way to generate alpha is through deep bottom-up business analysis with a strong focus on downside protection and improving returns. In the Fund's portfolio we continue to find names that meet these characteristics and that we believe are trading at a material discount to intrinsic value. In addition, as we have seen throughout our years of investing, shifts in underlying economic and market conditions may often create significant dislocations that can best be capitalized upon through deep fundamental analysis. We remain vigilant in seeking out a portfolio with names where we believe the asymmetric return opportunity remains materially in our favor.

9

The Victory RS Value Funds (Unaudited)

Victory RS Value Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class C		Class R	Class Y
INCEPTION DATE	6/30/93		5/1/07		12/4/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell Midcap Value Index[1]
One Year	17.41%	10.67%	16.53%	15.62%	16.95%	17.71%	13.34%
Three Year	6.91%	4.81%	6.07%	6.07%	6.48%	7.14%	9.00%
Five Year	13.43%	12.09%	12.56%	12.56%	12.97%	13.69%	14.68%
Ten Year	6.73%	6.10%	5.93%	5.93%	6.31%	7.03%	9.10%
Since Inception	7.79%	7.53%	4.94%	4.94%	5.99%	6.02%	N/A
Expense Ratios
Gross	1.35%		2.13%		1.80%	1.19%
With Applicable Waivers	1.30%		2.07%		1.69%	1.06%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Value Fund — Growth of $10,000

1The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10

The Victory RS Value Funds (Unaudited)

Victory RS Large Cap Alpha Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

• Victory RS Large Cap Alpha Fund (the "Fund") delivered positive returns and relative outperformance as it exceeded the Russell 1000 Value Index (the "Index") for the twelve-month period ended December 31, 2017.

• In 2017, outperformance was the result of strong stock selection across many industry groups with particularly strong selection in Financials, Information Technology, Consumer Discretionary, Real Estate and Utilities. Stock selection in these sectors far outpaced the modestly negative selection effect in the Consumer Staples, Energy, Materials, Health Care and Industrials sectors. Industry allocation was also a positive for the Fund relative to the Index with positive contributions across every sector with the exception of Consumer Staples. The allocation effect drove approximately 46% of excess return, with the balance being driven by selection/interaction effects.

• The Fund pursues long-term capital appreciation by seeking to identify large-cap companies with improving returns on invested capital, based on the investment team's assessment of both risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

Market Overview

U.S. equity markets delivered robust positive performance in 2017, as the S&P 500® Index continued to provide strong returns since its bottom in March 2009. A combination of factors aligned to provide this past year's stock market advance. At the beginning of 2017, the market looked with favor at the incoming Trump Administration's potential impact on the business regulatory regime and tax code in the United States. The market was also hopeful that the new administration would provide further fiscal stimulus through such efforts as a potential infrastructure program. With a continued backdrop of low interest rates, ample liquidity, low unemployment and solid gross domestic product (GDP) growth, the S&P 500® Index continued to rise through the year, reflecting the strong U.S. economic environment. Trends outside of the United States followed a similar course, helping to reinforce strong equity market performance throughout the world. European and Asian economies experienced solid performance with sectors that had been lagging the past few years, such as commodities, improving along with continued strength in industries that had already been enjoying a healthy backdrop. European, Asian and Emerging Markets equity markets all had robust, positive performance in 2017 reflecting these economic conditions. Despite this strong economic backdrop, bond markets continued to provide relatively low interest rates. The U.S. 10-year Treasury yield even declined to close to 2% in early September. However, with consistent economic strength and some signs of inflation, the U.S. 10-year Treasury yield rebounded to end the year at 2.405%.

11

The Victory RS Value Funds (Unaudited)

Victory RS Large Cap Alpha Fund (continued)

Performance Update

For the one-year period ended December 31, 2017, the Fund outperformed its benchmark and returned 18.32% (Class A Shares at net asset value) versus 13.66% for the Index.

The Fund showed strong performance in 2017, beating the Index through strong stock selection and industry allocation across multiple industries.

The largest contribution to the Fund's outperformance relative to the Index came from the Financial Services sector. A couple of the major contributors were Progressive Corporation and CBOE Global Markets, Inc. Progressive is a property/casualty insurance underwriter predominantly focused on personal auto and home lines. Throughout the year, the company's data-driven approach to underwriting, coupled with low-cost direct marketing, drove incrementally strong growth in premiums accompanied by strong underwriting profitability. This was recognized by the market increasingly over the course of the year, with the shares' returns well exceeding sector and Index levels. CBOE operates financial options exchanges globally. As the company executed on and integrated its acquisition of Bats Global Markets earlier in 2017, opened new exchanges and products, and saw volumes accelerate on its existing exchanges, the company's profits and returns on invested capital ("ROICs") expanded significantly, which in turn led to the shares outpacing both sector and Index returns.

The Information Technology sector was another outperformer for the Fund in 2017. Alphabet Inc. and Visa Inc. were important contributors to the sector's outperformance. Alphabet (the parent of Google), a holdings company involved in internet software and applications, and a long-term holding of the Fund, continued to demonstrate exceptional profitability and excellent ROICs as its core businesses accelerated further despite periodic regulatory issues. Visa, operator of one of the three major global electronic payments networks, experienced significant revenue and profit growth, accompanied by excellent ROICs, as transaction volume on its network increased meaningfully. The shares advanced substantially in recognition of these fundamentals.

Despite strong stock selection, not all of the Fund's holdings were positive contributors relative to the Index. Noble Energy shares lagged the Index and the Energy sector, as investors shunned the shares despite improving oil prices, owing to short-term concerns over capital allocation, which we believe are not warranted in the long run. We believe the company's low-cost, geographically-diversified asset base will begin to show increasingly strong profitability and ROICs over the next two years as key development projects are brought online in the Eastern Mediterranean and in the Permian Basin in Texas. Allergan, a global specialty pharmaceutical company, underperformed its sector and the Index as concerns surrounding industry competition, as well as pricing power, weighed on the shares. The company has a number of key drugs progressing through clinical trials, and for this reason we continue to hold the shares.

Outlook

In our estimation, equity valuations are elevated compared to historical precedent, but look much more reasonable when comparing earnings yields to Treasury or even corporate bond yields. In any case, we continue to believe the best way to generate alpha is through deep bottom-up business analysis with a strong focus on downside protection and improving returns. In the Fund's portfolio we continue to find names that meet these characteristics and that we believe are trading at a material discount to intrinsic value. In addition, as we

12

The Victory RS Value Funds (Unaudited)

Victory RS Large Cap Alpha Fund (continued)

have seen throughout our years of investing, shifts in underlying economic and market conditions often create significant dislocations that can best be capitalized upon through deep fundamental analysis. We remain vigilant in seeking out a portfolio with names where we believe the asymmetric return opportunity remains materially in our favor.

13

The Victory RS Value Funds (Unaudited)

Victory RS Large Cap Alpha Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class C		Class R	Class Y
INCEPTION DATE	6/1/72		8/7/00		5/15/01	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 1000 Value Index[1]	S&P 500 Index[2]
One Year	18.32%	11.52%	17.36%	16.36%	17.87%	18.56%	13.66%	21.83%
Three Year	8.00%	5.89%	7.14%	7.14%	7.61%	8.22%	8.65%	11.41%
Five Year	14.50%	13.15%	13.58%	13.58%	14.08%	14.76%	14.04%	15.79%
Ten Year	7.94%	7.30%	7.09%	7.09%	7.54%	8.20%	7.10%	8.50%
Since Inception	11.82%	11.67%	2.63%	2.63%	5.64%	8.27%	N/A	N/A
Expense Ratios
Gross	0.92%		1.71%		1.23%	0.69%
With Applicable Waivers	0.89%		1.69%		1.23%	0.68%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Large Cap Alpha — Growth of $10,000

1The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the index.

2The S&P 500 Index® is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

The Victory RS Value Funds (Unaudited)

Victory RS Investors Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

• For the twelve-month period ended December 31, 2017, the Victory RS Investors Fund (the "Fund") outperformed the benchmark Russell 3000® Value Index (the "Index").

• In 2017, the Fund's outperformance was primarily the result of positive stock selection particularly in the Financial Services and Technology sectors.

• The Fund pursues long-term capital appreciation by seeking to identify companies with improving returns on invested capital across the small-, mid-, and large-cap spectrum, based on the investment team's assessment of both risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

Market Overview

U.S. equity markets delivered robust positive performance in 2017, as the S&P 500® Index continued to provide strong returns since its bottom in March 2009. A combination of factors aligned to provide this past year's stock market advance. At the beginning of 2017, the market looked with favor at the incoming Trump Administration's potential impact on the business regulatory regime and tax code in the United States. The market was also hopeful that the new administration would provide further fiscal stimulus through such efforts as a potential infrastructure program. With a continued backdrop of low interest rates, ample liquidity, low unemployment and solid gross domestic product (GDP) growth, the S&P 500® Index continued to rise through the year, reflecting the strong U.S. economic environment. Trends outside of the United States followed a similar course, helping to reinforce strong equity market performance throughout the world. European and Asian economies experienced solid performance with sectors that had been lagging the past few years, such as commodities, improving along with continued strength in industries that had already been enjoying a healthy backdrop. European, Asian and Emerging Markets equity markets all had robust, positive performance in 2017 reflecting these economic conditions. Despite this strong economic backdrop, bond markets continued to provide relatively low interest rates. The U.S. 10-year Treasury yield even declined to close to 2% in early September. However, with consistent economic strength and some signs of inflation, the U.S. 10-year Treasury yield rebounded to end the year at 2.405%.

Performance Update and Review

For the twelve-month period ended December 31, 2017, the Fund delivered a 16.28% return (Class A Shares at net asset value), outperforming the benchmark Index which returned 13.19%.

Solid stock selection in the Financial Services and Technology sectors drove the majority of the Fund's outperformance. In particular, auto insurer Progressive Corporation (ticker: PGR)

15

The Victory RS Value Funds (Unaudited)

Victory RS Investors Fund (continued)

was up 62% for 2017 as the company benefited from a cyclical upswing in industry pricing. E*Trade Financial (ticker: ETFC) was up over 40% as strong growth in accounts and trading volumes combined with anticipated benefits from rising interest rates and corporate tax reform to drive solid performance for the year. Also, software company SS&C Technologies (ticker: SSNC) was up over 40% as the company realized the synergies from its acquisition of Advent Software.

Other notable performers in the Fund included: health insurer Aetna Inc. (ticker: AET; +46%) which agreed to be acquired by CVS Health Corporation; food service provider Aramark (ticker: ARMK; +21%) performed well as the company continued to execute against a meaningful multi-year margin expansion opportunity which is driving over returns-on-capital higher for the company; and LKQ Corporation (ticker: LKQ; +23%), a provider of refurbished collision replacement parts for the auto industry, contributed nicely as the market started to recognized the upcoming cyclical reacceleration of their business which may last through the end of this decade.

Contributing negatively for the Fund was an underperformance in the Materials sector. Specifically, our lack of exposure to the Metals & Mining area hurt relative performance as this subsector of Materials was up significantly for the year. Our holdings in the Materials sector tend to be more defensive in nature and would logically underperform in a strong Metals & Mining rally.

Other notable underperformers in the Fund for the year include: specialty pharmaceutical company Allergan (ticker: AGN; -21%) which underperformed due to concerns around the company's pipeline of new products and Noble Energy (ticker: NBL; -22%) which lagged the Index and the Energy sector as investors shunned the shares despite improving oil prices, owing to short-term concerns over capital allocation, which we believe are not warranted in the long run. In both instances we added to our positions.

Outlook

In our estimation, equity valuations are elevated compared to historical values, but look much more reasonable when comparing earnings yields to Treasury or even corporate bond yields. In any case, we continue to believe the best way to generate alpha is through deep bottom-up business analysis with a strong focus on downside protection and improving returns. In the Fund's portfolio we continue to find names that meet these characteristics and that we believe are trading at a material discount to intrinsic value. In addition, as we have seen throughout our years of investing, shifts in underlying economic and market conditions may often create significant dislocations that can best be capitalized upon through deep fundamental analysis. We remain vigilant in seeking out a portfolio with names where we believe the asymmetric return opportunity remains materially in our favor.

16

The Victory RS Value Funds (Unaudited)

Victory RS Investors Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/15/05		7/24/07		1/3/07	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 3000 Value Index[1]
One Year	16.28%	9.62%	15.48%	14.49%	15.50%	16.59%	13.19%
Three Year	7.02%	4.93%	6.24%	6.24%	6.41%	7.30%	8.71%
Five Year	13.32%	11.98%	12.49%	12.49%	12.73%	13.63%	13.95%
Ten Year	7.47%	6.83%	6.58%	6.58%	6.82%	7.68%	7.19%
Since Inception	7.87%	7.34%	5.49%	5.49%	6.08%	6.46%	N/A
Expense Ratios
Gross	1.56%		2.35%		1.92%	1.24%
With Applicable Waivers	1.33%		2.07%		1.92%	1.05%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Investors Fund — Growth of $10,000

1The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17

The Victory RS Value Funds (Unaudited)

Victory Global Natural Resources Fund

Portfolio Holdings

As a Percentage of Total Investments

In 2017 the Victory Global Natural Resources Fund (Class A Shares at net asset value) increased 1.02%, underperforming an increase of 12.49% from its primary benchmark, the MSCI World Commodity Producer Index and a 1.23% rise in the S&P North American Natural Resources Index, it's secondary benchmark.

Despite modest portfolio returns in 2017, we see significant improvements occurring across most commodities, driven by continued demand growth and varying degrees of supply constraints. For the year, oil prices increased by approximately 12%, copper was up over 30%, gold rose approximately 14% and corn prices were flat. Non-exchange-traded commodities, such as lithium and aggregates, were generally stronger in 2017 as well. Natural gas prices, on the other hand, fell 21% and the 60-month futures strip for natural gas fell by approximately 7%.

We believe that the recent strength in the oil market has been driven by the improving global inventory picture, continued strong demand and rising confidence in U.S. supply discipline. Barring a change in demand, we expect the oil market to be supported by tightening spare capacity and the potential for unanticipated supply shocks. North American natural gas prices largely have remained range-bound since 2015, as accelerating demand growth is being met by increasing production from both shale gas and shale oil plays. We expect this trend to persist over the next 1-2 years, as the startup of new pipelines out of the Marcellus Shale and the continued growth in associated gas production offset rising consumption from new liquefied natural gas, chemical, and power plants. Metals prices, on the other hand, have continued to rise in 2017 due to steady demand growth and, unlike energy, a dearth of new supply. In the short-term, we expect commodity prices to be volatile and trade between cash costs and incentive pricing as the remaining excesses of the previous cycle are worked down and spare capacity is reduced. As markets approach equilibrium, however, we believe that prices will need to rise in order to create a supply response, assuming demand growth remains reasonable. Over time, we believe that rising costs and emerging supply constraints will put upward pressure on most long-term commodities.

Performance

Across the portfolio in 2017, base metal investments performed well and contributed positively to portfolio returns. Similarly, investments in an independent power producer and an agricultural commodity producer also contributed positively to the portfolio. These contributions were dampened by results from investments in North American oil, offshore oil and gas, and particularly, North American natural gas. The portfolio's significant overweight to natural gas relative to the benchmark detracted meaningfully to relative underperformance in the calendar year.

North American natural gas is the biggest area of controversy in our portfolio. It was a primary detractor from absolute and relative performance in 2017, reflecting its status as

18

The Victory RS Value Funds (Unaudited)

Victory Global Natural Resources Fund (continued)

one of the biggest battlegrounds of debate in the global natural resource sector. We believe that while the stocks of many advantaged natural gas producers have materially underperformed both the commodity and other natural resource sectors, the companies have continued to compound economic value and the longer-term outlook is very positive. We have consistently redeployed capital into our investments due to extremely depressed valuations and the fact that low-cost natural gas companies possess some of the most attractive economics in the global natural resource space. We continue to believe that low-cost companies with high-return reinvestment opportunities could create economic value and thus grow by potentially 10-20% per year as commodity prices return to more normal levels. We own stakes in two companies in the Marcellus Shale that have low costs, years of drilling inventory, significant leverage to natural gas liquids prices, and attractive hedges. We also have positions in two Deep Basin producers that also have exposure to improving liquids prices, low costs, and a multi-year inventory of high-return projects. Our investment process is focused on capturing the returns related to company-specific value creation, which is generated by combining geologically-advantaged assets with prudent capital allocators and efficient operators. Since few companies in each natural resource sector create value, our portfolio tends to be highly concentrated in terms of the number of names that we own, but quite diversified across commodities. In addition, we have found that smaller, upstream companies generally compound value more quickly than larger ones, particularly those that have downstream operations in refining, chemicals or more processing-oriented commodities. As a result, the portfolio looks very different than most natural resource equity indices, which are market capitalization-weighted, have more downstream exposure and are more energy focused. In fact, we estimate that about 50% of most indices are comprised of sectors in which we are unlikely to find compelling investment opportunities.

There are three implications from this investment approach which are important to understand, particularly from a relative-performance perspective. First, we own much smaller companies than those which dominate the indices. While the data shows that smaller companies generate superior returns versus their large- and mega-cap brethren across a cycle, they typically have much higher beta. Second, while upstream companies also tend to outperform downstream ones across a cycle, downstream businesses often benefit from declining input costs in a period of low commodity prices. Our structural bias towards smaller, upstream companies may impair relative returns in a downturn, but over our longer investment time frame, they generally have proven to be net contributors to returns. Lastly, our commodity diversification and willingness to build the portfolio based on our assessment of valuation, as opposed to being tied to the benchmark, means that commodity mix can have a material impact on relative performance, particularly over shorter periods of time. Thus, we have attempted to isolate the returns associated with stock selection from the returns associated with commodity mix in our commodity-by-commodity attribution analysis. Over longer periods of time, we expect the returns associated with company-specific value creation to be more meaningful than the returns associated with commodity mix, since commodity prices tend to mean-revert around the marginal cost of supply. As always, timeframes are crucial when attempting to disaggregate skill from good (or bad) fortune, which is why we focus on through-cycle returns and the sources of those returns when evaluating our own performance.

19

The Victory RS Value Funds (Unaudited)

Victory Global Natural Resources Fund (continued)

Outlook

We believe substantial improvements may occur across most commodity markets, driven by continued demand growth and varying degrees of supply constraints. In the mining space, capital expenditures peaked in 2012-2013, while currently in energy, U.S. oil and gas producers appear to be adopting a more pragmatic stance towards resource development by committing to a returns-oriented capital allocation philosophy while spending within cash flows. While commodity prices have responded to tightening fundamentals, natural resource equities, in general, have not. As a result, natural resource equities appear extremely attractive on both an absolute basis and relative to other segments in the market.

In summary, commodity fundamentals are improving and prices have started to move higher. Furthermore, with the decline in spare capacity and excess inventories across most commodities, we believe that the risk of a price spike due to an unanticipated supply shock is much higher than many investors appreciate. In contrast, many natural resource equities remain depressed, on both an absolute and relative basis. This disconnect between fundamentals and valuation is, in turn, beginning to reinforce supply-side discipline, which only serves to further improve the multi-year outlook for the sector given the long lead times required to add new capacity. Meanwhile, the broad equity markets have performed quite well relative to real assets, and correlations between natural resource equities and other asset classes have declined. While these dynamics have been overlooked by many pro-cyclical investors, the improving fundamental backdrop is becoming more difficult to ignore.

Finally, we remain confident in the ability of our portfolio's companies to compound economic value in the current commodity price environment and are excited about the discount to our estimates of current value that many companies are trading at. In our opinion, this provides an opportunity for long-term, contrarian investors to exploit a source of returns which appears to be mispriced, both from an absolute and relative perspective.

Natural Gas

In summary, we believe that while the stocks of many advantaged natural gas producers have materially underperformed both the commodity and other natural resource sectors, the companies have continued to compound economic value and the longer-term outlook is very positive. As a result, we have deployed a significant amount of capital into this opportunity, and it remains our largest commodity exposure. There are two primary reasons that we are confident about our position.

We continue to believe that low-cost companies with high-return reinvestment opportunities will be able to create economic value and thus grow potentially by 10-20% per year as commodity prices return to more normal levels. Given the lingering concerns regarding the outlook for commodity prices, however, the public equity market appears to be placing little value on undeveloped projects for some natural resource companies, including those with low-cost development opportunities. Given the magnitude of the pullback in energy this year, as well as the continued growth in 2017, valuations are quite compelling and, for some names, are approaching levels seen during the downturn of 2015-2016. As a result, the risk/reward has become more attractive given the depressed expectations that exist for both future commodity prices and company-specific growth. In fact, at the end of the fourth quarter, we estimate that natural resources equities, on average, were trading at significant discounts to the value of their proved reserves using mid-cycle commodity price assumptions.

20

The Victory RS Value Funds (Unaudited)

Victory Global Natural Resources Fund (continued)

In summary, we believe fundamentals are improving. For many commodities, capital is still scarce outside of private equity, demand growth is healthy, spare capacity is extremely low, and inventories are finally being drawn down. We believe depletion should push prices back to the marginal cost of supply, if a supply shock does not. The timing may likely be driven by demand and the magnitude of the supply response. Over time, we believe rising supply costs should drive the prices of many commodities higher, not lower. And, as commodity prices move back toward more normal levels, we believe low-cost companies may continue to create value through the redeployment of capital into high-return projects. Due to the uncertainty regarding timing, the markets do not appear to be discounting these possibilities. As a result of the downturn, we have been able to build an increasingly-concentrated portfolio of companies that own what we believe to be some of the highest-return natural resource projects in the world and we are excited about the prospects for these companies to create value for our investors in the years ahead.

21

The Victory RS Value Funds (Unaudited)

Victory Global Natural Resources Fund (continued)

Average Annual Return

Year Ended December 31, 2017

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/15/95		5/1/07		12/4/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	MSCI World Commodity Producers Index (Net)[1]	S&P North American Natural Resources Sector Index[2]	S&P 500 Index[3]
One Year	1.02%	–4.78%	0.23%	–0.77%	0.62%	1.36%	12.49%	1.23%	21.83%
Three Year	–1.47%	–3.39%	–2.25%	–2.25%	–1.80%	–1.15%	2.98%	0.11%	11.41%
Five Year	–6.01%	–7.11%	–6.74%	–6.74%	–6.33%	–5.70%	0.63%	1.07%	15.79%
Ten Year	–3.23%	–3.81%	–3.98%	–3.98%	–3.62%	–2.91%	–1.33%	–0.23%	8.50%
Since Inception	6.38%	6.10%	–2.48%	–2.48%	–1.29%	–1.38%	N/A	N/A	N/A
Expense Ratios
Gross	1.48%		2.31%		1.74%	1.17%
With Applicable Waivers	1.48%		2.28%		1.74%	1.15%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2017. Additional information pertaining to the Fund's expense ratios as of December 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Global Natural Resources Fund — Growth of $10,000

1The MSCI World Commodity Producers Index® is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is a free float-adjusted market-capitalization-weighted index composed of commodity producer companies based on the Global Industry Classification Standard (GICS®). The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes.

2The S&P North American Natural Resources Sector IndexTM is a modified capitalization-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index.

3The S&P 500 Index® is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

22

Victory Portfolios Victory RS Partners Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares	Value
Common Stocks (97.8%)
Banks (17.2%):
Associated Banc-Corp.	967,337	$24,570,361
Boston Private Financial Holdings, Inc.	315,741	4,878,198
Chemical Financial Corp.	166,615	8,908,904
Columbia Banking System, Inc.	224,166	9,737,771
First Horizon National Corp.	1,062,424	21,237,856
Hancock Holding Co.	97,527	4,827,587
Renasant Corp.	169,633	6,936,293
South State Corp.	75,920	6,616,428
Synovus Financial Corp.	221,249	10,606,677
UMB Financial Corp.	89,482	6,435,545
		104,755,620
Capital Markets (7.5%):
CBOE Holdings, Inc.	56,166	6,997,722
Federated Investors, Inc., Class B	719,182	25,948,086
Interactive Brokers Group, Inc., Class A	211,980	12,551,336
		45,497,144
Consumer Discretionary (8.9%):
Cooper-Standard Holding (a)	59,360	7,271,600
HSN, Inc.	234,920	9,479,022
Liberty Expedia Holdings, Inc., Class A (a)	336,587	14,920,902
Penske Automotive Group, Inc.	273,921	13,107,120
The Wendy's Co.	561,889	9,226,217
		54,004,861
Consumer Staples (5.2%):
Hostess Brands, Inc. (a)	634,421	9,395,775
Nomad Foods Ltd. (a)	377,540	6,384,201
Performance Food Group Co. (a)	501,795	16,609,415
		32,389,391
Energy (6.6%):
Energen Corp. (a)	173,187	9,970,376
Kosmos Energy Ltd. (a)	1,617,377	11,079,032
Matador Resources Co. (a)	172,017	5,354,889
Pbf Energy, Inc.	161,460	5,723,757
SRC Energy, Inc. (a)	921,574	7,861,026
		39,989,080
Health Care (5.7%):
Allscripts Healthcare Solutions, Inc. (a)	708,710	10,311,730
Diplomat Pharmacy, Inc. (a)	230,190	4,619,913
HMS Holdings Corp. (a)	296,446	5,024,760
Molina Healthcare, Inc. (a)	92,440	7,088,300
NuVasive, Inc. (a)	130,850	7,653,417
		34,698,120

See notes to financial statements.

23

Victory Portfolios Victory RS Partners Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Industrials (9.7%):
Advanced Disposal Services, Inc. (a)	375,693	$8,994,090
Atkore International Group, Inc. (a)	220,870	4,737,662
Azul SA, ADR (a)	258,749	6,165,989
H&E Equipment Services, Inc.	284,080	11,547,852
Masonite International Corp. (a)	69,796	5,175,373
Regal Beloit Corp.	90,558	6,936,742
Rexnord Corp. (a)	306,580	7,977,212
SkyWest, Inc.	143,800	7,635,780
		59,170,700
Information Technology (15.0%):
Belden, Inc.	57,039	4,401,700
CommVault Systems, Inc. (a)	310,363	16,294,059
Cray, Inc. (a)	469,930	11,372,306
Diebold, Inc. (b)	572,280	9,356,778
Euronet Worldwide, Inc. (a)	167,270	14,095,843
MicroStrategy, Inc., Class A (a)	80,201	10,530,391
NetScout Systems, Inc. (a)	151,329	4,607,968
RealPage, Inc. (a)	112,104	4,966,207
Verint Systems, Inc. (a)	369,610	15,468,179
		91,093,431
Insurance (6.0%):
Primerica, Inc.	102,953	10,454,877
Torchmark Corp.	189,220	17,164,146
Validus Holdings Ltd.	199,340	9,353,033
		36,972,056
Materials (4.0%):
Commercial Metals Co.	290,778	6,199,387
Compass Minerals International, Inc. (b)	142,676	10,308,341
Summit Materials, Inc., Class A (a)	251,387	7,903,607
		24,411,335
Real Estate (6.6%):
Education Realty Trust, Inc.	150,700	5,262,444
Equity Commonwealth (a)	721,851	22,023,673
Spirit Realty Capital, Inc.	800,770	6,870,607
Urban Edge Properties	242,220	6,174,188
		40,330,912
Thrifts & Mortgage Finance (3.8%):
Essent Group Ltd. (a)	530,010	23,013,034
Utilities (1.6%):
Black Hills Corp.	119,675	7,193,664
PNM Resources, Inc.	37,992	1,536,776
SJW Corp.	12,125	773,939
		9,504,379
Total Common Stocks (Cost $442,150,800)		595,830,063

See notes to financial statements.

24

Victory Portfolios Victory RS Partners Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Preferred Stocks (0.3%)
Health Care (0.3%):
WellDoc, Inc. (c) (d)	1,587,483	$1,942,920
Total Preferred Stock ( $1,942,920)		1,942,920
Collateral for Securities Loaned (2.6%)
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (e)	5,028,571	5,028,571
Fidelity Investments Prime Money Market Portfolio, Class I, 1.43% (e)	5,783,714	5,783,714
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (e)	4,819,240	4,819,240
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (e)	96,389	96,389
Total Collateral for Securities Loaned (Cost $15,727,914)		15,727,914
Total Investments (Cost $459,821,634) — 100.7%		613,500,897
Liabilities in excess of other assets — (0.7)%		(3,261,148)
NET ASSETS — 100.00%		$610,239,749

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2017, illiquid securities were 0.3% of the Fund's net assets.

(d)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.3% of the Fund's net assets as of December 31, 2017. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

(e)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

ADR — American Depositary Receipt

See notes to financial statements.

25

Victory Portfolios Victory RS Value Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares	Value
Common Stocks (98.7%)
Consumer Discretionary (13.2%):
Aramark	169,485	$7,243,789
Delphi Technologies PLC (a)	108,040	5,668,859
Expedia, Inc.	108,180	12,956,719
Liberty Interactive Corp. QVC Group, Series A, Class A (a)	440,350	10,753,347
LKQ Corp. (a)	271,170	11,028,484
MGM Resorts International	247,190	8,253,674
Penske Automotive Group, Inc.	57,260	2,739,891
Service Corp. International	147,830	5,517,016
Skechers USA, Inc., Class A (a)	66,850	2,529,604
		66,691,383
Consumer Staples (5.5%):
Performance Food Group Co. (a)	323,520	10,708,512
Post Holdings, Inc. (a)	217,780	17,254,709
		27,963,221
Energy (8.1%):
Devon Energy Corp.	196,943	8,153,440
Energen Corp. (a)	149,598	8,612,357
Helmerich & Payne, Inc. (b)	112,529	7,273,875
HollyFrontier Corp.	90,021	4,610,876
Noble Energy, Inc.	408,245	11,896,259
		40,546,807
Financials (23.7%):
Athene Holding Ltd., Class A (a)	341,540	17,661,033
Brown & Brown, Inc.	346,880	17,850,444
CBOE Holdings, Inc.	46,450	5,787,206
Comerica, Inc.	176,843	15,351,740
E*TRADE Financial Corp. (a)	339,140	16,811,169
First Hawaiian, Inc.	270,622	7,896,750
Interactive Brokers Group, Inc., Class A	117,150	6,936,452
KeyCorp	548,480	11,062,842
Renaissancere Holdings Ltd.	58,900	7,397,251
The Progressive Corp.	225,852	12,719,985
		119,474,872
Health Care (4.7%):
Allergan PLC	87,410	14,298,528
NuVasive, Inc. (a)	68,240	3,991,358
Zimmer Biomet Holdings, Inc.	47,040	5,676,316
		23,966,202
Industrials (6.3%):
Azul SA, ADR (a)	328,540	7,829,108
Jeld-Wen Holding, Inc. (a)	95,280	3,751,174
KAR Auction Services, Inc.	100,350	5,068,679

See notes to financial statements.

26

Victory Portfolios Victory RS Value Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Sensata Technologies Holding NV (a) (b)	83,350	$4,260,019
Snap-on, Inc.	18,600	3,241,980
United Rentals, Inc. (a)	50,740	8,722,713
		32,873,673
Information Technology (12.8%):
Cognizant Technology Solutions Corp., Class A	128,081	9,096,313
CommVault Systems, Inc. (a)	116,700	6,126,750
Diebold, Inc. (b)	362,425	5,925,649
Euronet Worldwide, Inc. (a)	152,663	12,864,911
FleetCor Technologies, Inc. (a)	70,880	13,639,438
NCR Corp. (a)	78,320	2,662,097
SS&C Technologies Holdings, Inc.	168,528	6,822,013
Verint Systems, Inc. (a)	173,090	7,243,817
		64,380,988
Materials (7.2%):
Ball Corp.	339,430	12,847,425
Compass Minerals International, Inc. (b)	102,520	7,407,070
Sealed Air Corp.	226,330	11,158,069
WestRock Co.	75,580	4,777,412
		36,189,976
Real Estate (13.0%):
American Campus Communities, Inc.	116,850	4,794,356
Equity Commonwealth (a)	595,493	18,168,490
Invitation Homes, Inc.	539,900	12,725,442
Iron Mountain, Inc.	268,798	10,141,749
MGM Growth Properties LLC, Series A (b)	357,370	10,417,336
Spirit Realty Capital, Inc.	1,065,610	9,142,934
		65,390,307
Utilities (4.2%):
Atmos Energy Corp.	49,609	4,260,917
DTE Energy Co.	57,245	6,266,038
WEC Energy Group, Inc.	95,795	6,363,662
Xcel Energy, Inc.	90,855	4,371,034
		21,261,651
Total Common Stocks (Cost $412,010,260)		498,739,080

See notes to financial statements.

27

Victory Portfolios Victory RS Value Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Collateral for Securities Loaned (5.7%)
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (c)	9,191,567	$9,191,567
Fidelity Investments Prime Money Market Portfolio, Class I, 1.43% (c)	10,571,870	10,571,870
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (c)	8,808,937	8,808,937
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (c)	176,186	176,186
Total Collateral for Securities Loaned (Cost $28,748,560)		28,748,560
Total Investments (Cost $440,758,820) — 104.4%		527,487,640
Liabilities in excess of other assets — (4.4)%		(21,424,880)
NET ASSETS — 100.00%		$506,062,760

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

ADR — American Depositary Receipt

LLC — Limited Liability Company

PLC — Public Limited Company

See notes to financial statements.

28

Victory Portfolios Victory RS Large Cap Alpha Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares	Value
Common Stocks (98.8%)
Banks (11.7%):
Comerica, Inc.	312,730	$27,148,090
JPMorgan Chase & Co.	183,040	19,574,298
The PNC Financial Services Group, Inc.	100,950	14,566,076
U.S. BanCorp	198,900	10,657,062
		71,945,526
Capital Markets (6.8%):
Ameriprise Financial, Inc.	61,550	10,430,879
CBOE Holdings, Inc.	55,110	6,866,155
E*TRADE Financial Corp. (a)	499,720	24,771,120
		42,068,154
Consumer Discretionary (5.9%):
Liberty Interactive Corp. QVC Group, Series A, Class A (a)	514,441	12,562,649
MGM Resorts International	370,200	12,360,978
The Priceline Group, Inc. (a)	2,570	4,465,992
Twenty-First Century Fox, Inc.	199,432	6,886,387
		36,276,006
Consumer Staples (5.9%):
CVS Health Corp.	86,935	6,302,788
Mondelez International, Inc., Class A	345,950	14,806,660
Post Holdings, Inc. (a)	192,320	15,237,514
		36,346,962
Energy (11.8%):
Chevron Corp.	161,385	20,203,788
ConocoPhillips	100,110	5,495,038
Devon Energy Corp.	280,288	11,603,923
Enterprise Products Partners LP	347,110	9,201,886
Helmerich & Payne, Inc. (b)	176,110	11,383,750
Noble Energy, Inc.	493,204	14,371,965
		72,260,350
Health Care (6.5%):
Aetna, Inc.	50,930	9,187,263
Allergan PLC	101,324	16,574,580
UnitedHealth Group, Inc.	33,085	7,293,919
Zimmer Biomet Holdings, Inc.	55,340	6,677,878
		39,733,640
Industrials (4.8%):
Sensata Technologies Holding NV (a)	179,490	9,173,734
Southwest Airlines Co.	164,990	10,798,596
Union Pacific Corp.	69,990	9,385,659
		29,357,989

See notes to financial statements.

29

Victory Portfolios Victory RS Large Cap Alpha Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Information Technology (16.8%):
Alphabet, Inc., Class A (a)	23,090	$24,323,006
Cognizant Technology Solutions Corp., Class A	172,107	12,223,039
FleetCor Technologies, Inc. (a)	120,450	23,178,193
Microsoft Corp.	155,430	13,295,482
SS&C Technologies Holdings, Inc.	263,215	10,654,943
Visa, Inc., Class A	167,040	19,045,901
		102,720,564
Insurance (14.1%):
Aflac, Inc.	118,300	10,384,374
Arch Capital Group Ltd. (a)	127,210	11,546,852
Athene Holding Ltd., Class A (a)	584,640	30,231,734
Brown & Brown, Inc.	372,190	19,152,897
The Progressive Corp.	272,460	15,344,947
		86,660,804
Materials (6.6%):
Ball Corp.	511,210	19,349,299
Lyondellbasell Industries NV, Class A	84,979	9,374,883
Sealed Air Corp.	247,750	12,214,075
		40,938,257
Real Estate (4.8%):
Equity Commonwealth (a)	392,220	11,966,632
Invitation Homes, Inc.	383,800	9,046,166
Iron Mountain, Inc.	220,200	8,308,146
		29,320,944
Utilities (3.1%):
Duke Energy Corp.	133,920	11,264,011
Exelon Corp.	196,350	7,738,154
		19,002,165
Total Common Stocks (Cost $465,543,106)		606,631,361
Collateral for Securities Loaned (1.2%)
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (c)	2,395,673	2,395,673
Fidelity Investments Prime Money Market Portfolio, Class I, 1.43% (c)	2,755,432	2,755,432
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (c)	2,295,945	2,295,945
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (c)	45,921	45,921
Total Collateral for Securities Loaned (Cost $7,492,971)		7,492,971
Total Investments (Cost $473,036,077) — 100.0%		614,124,332
Other assets in excess of liabilities — 0.0% (d)		275,626
NET ASSETS — 100.00%		$614,399,958

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

(d)  Amount represents less than 0.05% of net assets.

LP — Limited Partnership

PLC — Public Limted Company

See notes to financial statements.

30

Victory Portfolios Victory RS Investors Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares	Value
Common Stocks (97.8%)
Banks (6.2%):
Associated Banc-Corp.	68,920	$1,750,568
Comerica, Inc.	22,910	1,988,817
		3,739,385
Capital Markets (8.8%):
E*TRADE Financial Corp. (a)	55,285	2,740,477
Federated Investors, Inc., Class B	72,500	2,615,800
		5,356,277
Consumer Discretionary (8.2%):
Aramark	18,070	772,312
Liberty Expedia Holdings, Inc., Class A (a)	47,760	2,117,201
LKQ Corp. (a)	49,540	2,014,792
		4,904,305
Consumer Staples (6.2%):
Post Holdings, Inc. (a)	46,660	3,696,872
Energy (9.8%):
Energen Corp. (a)	36,610	2,107,637
Kosmos Energy Ltd. (a)	234,790	1,608,312
Noble Energy, Inc.	77,272	2,251,705
		5,967,654
Health Care (6.8%):
Allergan PLC	14,873	2,432,925
Allscripts Healthcare Solutions, Inc. (a)	116,400	1,693,620
		4,126,545
Information Technology (18.0%):
Alphabet, Inc., Class A (a)	1,807	1,903,494
CommVault Systems, Inc. (a)	37,725	1,980,563
Euronet Worldwide, Inc. (a)	19,800	1,668,546
FleetCor Technologies, Inc. (a)	12,870	2,476,574
NCR Corp. (a)	27,970	950,700
Verint Systems, Inc. (a)	42,560	1,781,136
		10,761,013
Insurance (16.0%):
Athene Holding Ltd., Class A (a)	64,880	3,354,945
Brown & Brown, Inc.	68,330	3,516,262
Renaissancere Holdings Ltd.	7,130	895,457
The Progressive Corp.	32,440	1,827,021
		9,593,685
Materials (5.1%):
Ball Corp.	46,940	1,776,679
Compass Minerals International, Inc. (b)	17,096	1,235,186
		3,011,865

See notes to financial statements.

31

Victory Portfolios Victory RS Investors Fund	Schedule of Portfolio Investments — continued December 31, 2017
Security Description	Shares	Value
Real Estate (8.9%):
Equity Commonwealth (a)	104,520	$3,188,906
Invitation Homes, Inc.	38,420	905,559
MGM Growth Properties LLC, Series A	41,960	1,223,134
		5,317,599
Thrifts & Mortgage Finance (3.8%):
Essent Group Ltd. (a)	52,900	2,296,918
Total Common Stocks (Cost $49,913,318)		58,772,118
Collateral for Securities Loaned (2.0%)
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (c)	377,898	377,898
Fidelity Investments Prime Money Market Portfolio, Class I, 1.43% (c)	434,648	434,648
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (c)	362,168	362,168
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (c)	7,244	7,244
Total Collateral for Securities Loaned (Cost $1,181,958)		1,181,958
Total Investments (Cost $51,095,276) — 99.8%		59,954,076
Other assets in excess of liabilities — 0.2%		124,288
NET ASSETS — 100.00%		$60,078,364

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

LLC — Limited Liability Company

PLC — Public Limited Company

See notes to financial statements.

32

Victory Portfolios Victory Global Natural Resources Fund	Schedule of Portfolio Investments December 31, 2017
Security Description	Shares	Value
Common Stocks (92.3%)
Energy Equipment & Services (1.0%):
Fairmount Santrol Holdings, Inc. (a) (b)	1,374,396	$7,188,091
U.S. Silica Holdings, Inc. (b)	193,998	6,316,575
		13,504,666
Metals & Mining (27.2%):
First Quantum Minerals Ltd.	9,325,443	130,666,018
HudBay Minerals, Inc.	168,065	1,488,354
Taseko Mines Ltd. (a)	10,717,304	24,971,318
Turquoise Hill Resources Ltd. (a)	65,842,198	225,838,739
		382,964,429
Oil, Gas & Consumable Fuels (64.1%):
Antero Resources Corp. (a) (b)	5,680,049	107,920,931
Cabot Oil & Gas Corp.	147,215	4,210,349
Centennial Research Development, Inc. (a)	3,417,797	67,672,381
Concho Resources, Inc. (a)	445,036	66,853,308
Denbury Resources, Inc. (a)	9,418,587	20,815,077
Kosmos Energy Ltd. (a)	8,519,499	58,358,568
Laredo Petroleum, Inc. (a)	11,071,342	117,466,939
Noble Energy, Inc.	2,322,048	67,664,479
Ophir Energy PLC (a)	16,909,808	15,521,962
Peyto Exploration & Development Corp. (b)	5,375,461	64,284,834
Range Resources Corp. (b)	6,731,474	114,838,946
SRC Energy, Inc. (a)	7,952,317	67,833,264
Tourmaline Oil Corp. (a)	3,651,620	66,187,065
Whitecap Resources, Inc. (b)	9,307,023	66,277,734
		905,905,837
Total Common Stocks (Cost $1,401,316,777)		1,302,374,932
Collateral for Securities Loaned (5.3%)
Fidelity Investments Money Market Government Portfolio, Class I, 1.20% (c)	24,021,659	24,021,659
Fidelity Investments Prime Money Market Portfolio, Class I, 1.43% (c)	27,629,003	27,629,003
JPMorgan Prime Money Market Fund, Capital Class, 1.43% (c)	23,021,676	23,021,676
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.14% (c)	460,452	460,452
Total Collateral for Securities Loaned (Cost $75,132,790)		75,132,790
Total Investments (Cost $1,476,449,567) — 97.6%		1,377,507,722
Other assets in excess of liabilities — 2.4%		34,349,133
NET ASSETS — 100.00%		$1,411,856,855

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2017.

PLC — Public Limited Company

See notes to financial statements.

33

Victory Portfolios	Statements of Assets and Liabilities December 31, 2017
	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
ASSETS:
Investments, at value (Cost $459,821,634, $440,758,820 and $473,036,077)	$613,500,897	(a)	$527,487,640	(b)	$614,124,332	(c)
Cash and cash equivalents	11,492,005		7,215,782		10,456,017
Interest and dividends receivable	396,872		699,538		401,973
Receivable for capital shares issued	2,288,292		1,637,478		15,580
Receivable for investments sold	488,573		—		—
Receivable from Adviser	—		—		34,856
Prepaid expenses	124,376		102,920		104,882
Total Assets	628,291,015		537,143,358		625,137,640
LIABILITIES:
Securities lending collateral	15,727,914		28,748,560		7,492,971
Payable for investments purchased	—		—		2,499,053
Payable for capital shares redeemed	1,500,517		1,350,167		254,389
Payable to Adviser	69,598		266,097		—
Accrued expenses and other payables:
Investment advisory fees	522,097		368,583		260,200
Administration fees	29,730		30,948		29,913
Custodian fees	4,685		3,991		4,437
Transfer agent fees	107,359		228,225		79,352
Chief Compliance Officer fees	660		548		635
Trustees' fees	1,488		1,187		1,386
12b-1 fees	28,893		34,145		74,461
Other accrued expenses	58,325		48,147		40,885
Total Liabilities	18,051,266		31,080,598		10,737,682
NET ASSETS:
Capital	447,017,634		413,850,484		457,275,800
Accumulated net investment income (loss)	—		—		4,357,648
Accumulated net realized gains (losses) from investments	9,542,852		5,483,456		11,678,255
Net unrealized appreciation (depreciation) on investments	153,679,263		86,728,820		141,088,255
Net Assets	$610,239,749		$506,062,760		$614,399,958
Net Assets
Class A Shares	$259,049,902		$239,993,796		$540,762,006
Class C Shares	—		16,916,136		29,770,802
Class R Shares	2,167,680		1,624,998		10,229,346
Class Y Shares	349,022,167		247,527,830		33,637,804
Total	$610,239,749		$506,062,760		$614,399,958
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	8,868,462		9,157,524		9,553,206
Class C Shares	—		711,995		601,465
Class R Shares	80,007		64,851		181,546
Class Y Shares	11,379,851		9,247,411		596,582
Total	20,328,320		19,181,781		10,932,799
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$29.21		$26.21		$56.61
Class C Shares (d)	$—		$23.76		$49.50
Class R Shares	$27.09		$25.06		$56.35
Class Y Shares	$30.67		$26.77		$56.38
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$30.99		$27.81		$60.06

(a)  Includes $15,393,434 of securities on loan.

(b)  Includes $28,128,405 of securities on loan.

(c)  Includes $7,310,784 of securities on loan.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

34

Victory Portfolios	Statements of Assets and Liabilities December 31, 2017
	Victory RS Investors Fund		Victory Global Natural Resources Fund
ASSETS:
Investments, at value (Cost $51,095,276 and $1,476,449,567)	$59,954,076	(a)	$1,377,507,722 (b)
Cash and cash equivalents	1,383,754		114,460,027
Interest and dividends receivable	26,461		652,408
Receivable for capital shares issued	79,268		899,071
Receivable for investments sold	—		3,334,333
Receivable from Adviser	19,507		15,108
Prepaid expenses	35,533		275,583
Total Assets	61,498,599		1,497,144,252
LIABILITIES:
Securities lending collateral	1,181,958		75,132,790
Payable to custodian	—		619
Payable for investments purchased	77,091		748,083
Payable for capital shares redeemed	66,229		7,800,064
Accrued expenses and other payables:
Investment advisory fees	50,998		1,184,033
Administration fees	2,975		70,727
Custodian fees	2,781		21,898
Transfer agent fees	18,584		189,831
Chief Compliance Officer fees	62		1,545
Trustees' fees	153		3,549
12b-1 fees	7,461		37,787
Other accrued expenses	11,943		96,471
Total Liabilities	1,420,235		85,287,397
NET ASSETS:
Capital	50,317,440		2,792,319,544
Accumulated net investment income (loss)	—		(185,889)
Accumulated net realized gains (losses) from investments	902,124		(1,281,335,058)
Net unrealized appreciation (depreciation) on investments	8,858,800		(98,941,742)
Net Assets	$60,078,364		$1,411,856,855
Net Assets
Class A Shares	$20,419,313		$262,454,507
Class C Shares	11,148,981		20,428,105
Class R Shares	1,378,719		2,441,706
Class Y Shares	27,131,351		1,126,532,537
Total	$60,078,364		$1,411,856,855
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	1,473,563		11,059,509
Class C Shares	879,008		944,261
Class R Shares	107,613		108,224
Class Y Shares	1,923,919		45,786,281
Total	4,384,103		57,898,275
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$13.86		$23.73
Class C Shares (c)	$12.68		$21.63
Class R Shares	$12.81		$22.56
Class Y Shares	$14.10		$24.60
Maximum Sales Charge — Class A Shares	5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$14.71		$25.18

(a)  Includes $1,169,800 of securities on loan.

(b)  Includes $84,176,588 of securities on loan.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

35

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2017
	Victory RS Partners Fund	Victory RS Value Fund	Victory RS Large Cap Alpha Fund
Investment Income:
Dividend income	$5,714,754	$6,907,808	$9,232,842
Interest income	130,545	78,848	90,832
Securities lending income	78,966	67,291	50,123
Total Income	5,924,265	7,053,947	9,373,797
Expenses:
Investment advisory fees	6,802,445	4,467,905	2,977,818
Administration fees	407,548	314,862	356,805
12b-1 fees — Class A Shares	727,239	627,635	1,306,838
12b-1 fees — Class C Shares	—	187,653	291,332
12b-1 fees — Class R Shares	13,193	8,371	52,921
Custodian fees	29,567	23,100	25,572
Transfer agent fees	52,228	38,522	38,391
Transfer agent fees — Class A Shares	368,513	294,061	427,879
Transfer agent fees — Class C Shares	—	11,950	17,724
Transfer agent fees — Class R Shares	6,736	2,307	23,119
Transfer agent fees — Class Y Shares	311,339	1,884	25,395
Trustees' fees	58,643	43,949	46,071
Chief Compliance Officer fees	7,532	5,815	6,476
Legal and audit fees	67,386	57,303	58,649
State registration and filing fees	68,835	75,308	64,351
Interest expense on interfund lending	—	1,254	—
Other expenses	157,728	83,214	67,371
Recoupment of prior expenses waived/reimbursed by Adviser	—	229,063	—
Total Expenses	9,078,932	6,474,156	5,786,712
Expenses waived/reimbursed by Adviser	(487,905)	(94,907)	(283,005)
Net Expenses	8,591,027	6,379,249	5,503,707
Net Investment Income (Loss)	(2,666,762)	674,698	3,870,090
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions and foreign currency translations	95,849,751	91,362,245	63,181,719
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(1,930,817)	(6,815,039)	33,189,053
Net realized/unrealized gains on investments	93,918,934	84,547,206	96,370,772
Change in net assets resulting from operations	$91,252,172	$85,221,904	$100,240,862

See notes to financial statements.

36

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2017
	Victory RS Investors Fund	Victory Global Natural Resources Fund
Investment Income:
Dividend income	$839,111	$9,344,249
Interest income	20,519	522,055
Securities lending income	8,212	124,427
Foreign tax withholding	—	(1,180,715)
Total Income	867,842	8,810,016
Expenses:
Investment advisory fees	793,722	15,681,436
Administration fees	47,596	939,590
12b-1 fees — Class A Shares	56,007	881,777
12b-1 fees — Class C Shares	126,641	251,003
12b-1 fees — Class R Shares	6,656	14,604
Custodian fees	4,222	111,031
Transfer agent fees	6,417	122,848
Transfer agent fees — Class A Shares	20,073	588,410
Transfer agent fees — Class C Shares	11,428	42,840
Transfer agent fees — Class R Shares	3,223	6,103
Transfer agent fees — Class Y Shares	29,261	898,714
Trustees' fees	7,777	136,064
Chief Compliance Officer fees	887	17,481
Legal and audit fees	19,121	144,811
State registration and filing fees	60,876	95,279
Other expenses	21,589	249,646
Total Expenses	1,215,496	20,181,637
Expenses waived/reimbursed by Adviser	(179,335)	(697,524)
Net Expenses	1,036,161	19,484,113
Net Investment Income (Loss)	(168,319)	(10,674,097)
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions and foreign currency translations	16,847,020	(111,929,288)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(4,331,652)	132,782,374
Net realized/unrealized gains on investments	12,515,368	20,853,086
Change in net assets resulting from operations	$12,347,049	$10,178,989

See notes to financial statements.

37

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$(2,666,762)	$(2,262,323)	$674,698	$1,267,291	$3,870,090	$4,436,364
Net realized gains (losses) from investment transactions	95,849,751	111,014,464	91,362,245	102,563,467	63,181,719	32,186,770
Net change in unrealized appreciation/ depreciation on investments	(1,930,817)	57,887,929	(6,815,039)	(23,779,159)	33,189,053	10,757,946
Change in net assets resulting from operations	91,252,172	166,640,070	85,221,904	80,051,599	100,240,862	47,381,080
Distributions to Shareholders:
From net investment income:
Class A Shares	—	—	(370,126)	(1,135,897)	(39,112)	(4,025,451)
Class C Shares	—	—	—	—	—	(20,845)
Class R Shares	—	—	—	—	—	(41,355)
Class Y Shares	—	—	(981,896)	—	(67,960)	(333,710)
From net realized gains:
Class A Shares	(50,359,167)	(20,337,181)	(48,912,432)	(29,140,442)	(41,971,815)	(29,631,634)
Class C Shares	—	—	(3,813,181)	(2,302,111)	(2,617,170)	(1,837,431)
Class R Shares	(440,838)	(137,643)	(338,056)	(184,313)	(793,543)	(609,801)
Class Y Shares	(65,199,804)	(19,691,577)	(49,520,081)	(28,129,068)	(2,643,367)	(1,856,445)
Change in net assets resulting from distributions to shareholders	(115,999,809)	(40,166,401)	(103,935,772)	(60,891,831)	(48,132,967)	(38,356,672)
Change in net assets resulting from capital transactions	(124,431,017)	(387,737,021)	(26,633,183)	(572,840,068)	(31,573,989)	(49,084,077)
Capital Contribution from Prior Custodian, Net (See Note 8)	—	—	—	110	—	49,413
Change in net assets	(149,178,654)	(261,263,352)	(45,347,051)	(553,680,190)	20,533,906	(40,010,256)
Net Assets:
Beginning of period	759,418,403	1,020,681,755	551,409,811	1,105,090,001	593,866,052	633,876,308
End of period	$610,239,749	$759,418,403	$506,062,760	$551,409,811	$614,399,958	$593,866,052
Accumulated net investment income (loss)	$—	$—	$—	$—	$4,357,648	$105,143
See notes to financial statements.

38

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Capital Transactions:
Class A Shares
Proceeds from shares issued	$27,816,168	$37,184,787	$15,791,674	$10,515,542	$17,381,089	$14,023,559
Distributions reinvested	49,467,795	19,974,371	47,583,328	28,985,915	40,852,487	32,532,284
Cost of shares redeemed	(187,960,196)	(216,284,594)	(83,696,511)	(121,862,016)	(86,332,344)	(88,432,166)
Total Class A Shares	$(110,676,233)	$(159,125,436)	$(20,321,509)	$(82,360,559)	$(28,098,768)	$(41,876,323)
Class C Shares
Proceeds from shares issued	$—	$—	$856,132	$745,435	$1,727,822	$3,852,660
Distributions reinvested	—	—	3,617,282	2,089,828	2,463,458	1,668,741
Cost of shares redeemed	—	—	(6,543,062)	(7,255,254)	(5,288,644)	(10,545,484)
Total Class C Shares	$—	$—	$(2,069,648)	$(4,419,991)	$(1,097,364)	$(5,024,083)
Class R Shares
Proceeds from shares issued	$458,817	$212,807	$228,630	$309,622	$1,980,973	$1,924,846
Distributions reinvested	440,838	137,643	338,056	184,313	769,813	624,229
Cost of shares redeemed	(1,085,034)	(652,162)	(535,254)	(2,282,195)	(4,096,155)	(4,545,276)
Total Class R Shares	$(185,379)	$(301,712)	$31,432	$(1,788,260)	$(1,345,369)	$(1,996,201)
Class Y Shares
Proceeds from shares issued	$138,140,587	$50,157,367	$34,306,548	$80,110,748	$11,952,380	$13,623,054
Distributions reinvested	64,075,032	18,768,333	48,632,714	27,173,615	2,311,482	1,884,599
Cost of shares redeemed	(215,785,024)	(274,715,573)	(87,212,720)	(591,555,621)	(15,296,350)	(15,695,123)
Cost of shares redeemed in-kind	—	(22,520,000)	—	—	—	—
Total Class Y Shares	$(13,569,405)	$(228,309,873)	$(4,273,458)	$(484,271,258)	$(1,032,488)	$(187,470)
Change in net assets resulting from capital transactions	$(124,431,017)	$(387,737,021)	$(26,633,183)	$(572,840,068)	$(31,573,989)	$(49,084,077)

(continues on next page)

See notes to financial statements.

39

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Share Transactions:
Class A Shares
Issued	857,483	1,290,644	524,665	366,544	312,670	276,804
Reinvested	1,683,722	631,701	1,820,975	1,037,806	724,203	625,982
Redeemed	(5,664,163)	(7,621,483)	(2,816,929)	(4,206,251)	(1,560,715)	(1,735,279)
Total Class A Shares	(3,122,958)	(5,699,138)	(471,289)	(2,801,901)	(523,842)	(832,493)
Class C Shares
Issued	—	—	31,786	27,669	35,274	85,559
Reinvested	—	—	152,886	80,347	49,940	36,026
Redeemed	—	—	(239,348)	(267,403)	(106,918)	(232,265)
Total Class C Shares	—	—	(54,676)	(159,387)	(21,704)	(110,680)
Class R Shares
Issued	14,827	7,792	7,830	10,967	36,154	38,331
Reinvested	16,178	4,608	13,549	6,821	13,710	12,016
Redeemed	(33,182)	(22,698)	(18,308)	(81,616)	(73,440)	(88,731)
Total Class R Shares	(2,177)	(10,298)	3,071	(63,828)	(23,576)	(38,384)
Class Y Shares
Issued	4,029,215	1,678,678	1,152,281	2,784,635	217,438	264,704
Reinvested	2,077,660	572,380	1,817,340	956,818	41,059	36,403
Redeemed	(6,276,480)	(9,591,748)	(2,905,983)	(19,924,744)	(278,284)	(307,813)
Redeemed in-kind	—	(665,660)	—	—	—	—
Total Class Y Shares	(169,605)	(8,006,350)	63,638	(16,183,291)	(19,787)	(6,706)
Change in Shares	(3,294,740)	(13,715,786)	(459,256)	(19,208,407)	(588,909)	(988,263)

See notes to financial statements.

40

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Investors Fund		Victory Global Natural Resources Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$(168,319)	$63,710	$(10,674,097)	$(5,427,558)
Net realized gains (losses) from investment transactions	16,847,020	15,698,867	(111,929,288)	(441,538,265)
Net change in unrealized appreciation/depreciation on investments	(4,331,652)	(5,183,412)	132,782,374	1,228,601,317
Change in net assets resulting from operations	12,347,049	10,579,165	10,178,989	781,635,494
Distributions to Shareholders:
From net investment income:
Class Y Shares	—	(24,610)	—	—
From net realized gains:
Class A Shares	(2,732,575)	—	—	—
Class C Shares	(1,649,923)	—	—	—
Class R Shares	(187,011)	—	—	—
Class Y Shares	(5,262,110)	—	—	—
Change in net assets resulting from distributions to shareholders	(9,831,619)	(24,610)	—	—
Change in net assets resulting from capital transactions	(36,302,592)	(61,959,560)	(479,524,465)	(437,552,454)
Capital Contribution from Prior Custodian, Net (See Note 8)	—	—	—	3,476
Change in net assets	(33,787,162)	(51,405,005)	(469,345,476)	344,086,516
Net Assets:
Beginning of period	93,865,526	145,270,531	1,881,202,331	1,537,115,815
End of period	$60,078,364	$93,865,526	$1,411,856,855	$1,881,202,331
Accumulated net investment income (loss)	$—	$(48,371)	$(185,889)	$(290,211)

See notes to financial statements.

41

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Investors Fund		Victory Global Natural Resources Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Capital Transactions:
Class A Shares
Proceeds from shares issued	$950,600	$2,437,059	$43,819,672	$204,136,664
Distributions reinvested	2,613,392	—	—	—
Cost of shares redeemed	(11,890,167)	(18,769,595)	(326,648,803)	(170,886,803)
Total Class A Shares	$(8,326,175)	$(16,332,536)	$(282,829,131)	$33,249,861
Class C Shares
Proceeds from shares issued	$692,749	$1,152,859	$1,115,478	$4,131,418
Distributions reinvested	1,406,731	—	—	—
Cost of shares redeemed	(5,632,510)	(9,538,206)	(11,146,974)	(12,443,216)
Total Class C Shares	$(3,533,030)	$(8,385,347)	$(10,031,496)	$(8,311,798)
Class R Shares
Proceeds from shares issued	$353,328	$243,813	$573,574	$1,547,069
Distributions reinvested	187,011	—	—	—
Cost of shares redeemed	(484,294)	(818,067)	(2,799,009)	(2,191,075)
Total Class R Shares	$56,045	$(574,254)	$(2,225,435)	$(644,006)
Class Y Shares
Proceeds from shares issued	$7,489,738	$9,874,977	$259,295,341	$379,635,560
Distributions reinvested	3,173,837	15,264	—	—
Cost of shares redeemed	(35,163,007)	(46,557,664)	(443,733,744)	(841,482,071)
Total Class Y Shares	$(24,499,432)	$(36,667,423)	$(184,438,403)	$(461,846,511)
Change in net assets resulting from capital transactions	$(36,302,592)	$(61,959,560)	$(479,524,465)	$(437,552,454)
Share Transactions:
Class A Shares
Issued	66,635	196,966	1,875,836	10,395,449
Reinvested	185,542	—	—	—
Redeemed	(831,562)	(1,490,535)	(14,049,152)	(8,843,547)
Total Class A Shares	(579,385)	(1,293,569)	(12,173,316)	1,551,902
Class C Shares
Issued	53,033	96,677	52,334	220,736
Reinvested	108,732	—	—	—
Redeemed	(423,002)	(812,122)	(534,322)	(659,394)
Total Class C Shares	(261,237)	(715,445)	(481,988)	(438,658)
Class R Shares
Issued	26,464	20,752	25,907	81,913
Reinvested	14,318	—	—	—
Redeemed	(35,596)	(69,285)	(123,330)	(109,682)
Total Class R Shares	5,186	(48,533)	(97,423)	(27,769)
Class Y Shares
Issued	518,463	776,142	10,892,838	20,924,612
Reinvested	221,600	1,102	—	—
Redeemed	(2,434,445)	(3,558,110)	(18,659,862)	(41,716,685)
Total Class Y Shares	(1,694,382)	(2,780,866)	(7,767,024)	(20,792,073)
Change in Shares	(2,529,818)	(4,838,413)	(20,519,751)	(19,706,598)

See notes to financial statements.

42

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Partners Fund
	Class A Shares
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$31.58		$26.89		$31.08		$40.09		$31.93
Investment Activities:
Net investment income (loss)	(0.25	)(a)	(0.12	)(a)	(0.11	)(a)	(0.14	)(a)	(0.15)
Net realized and unrealized gains (losses) on investments	4.78		6.59		(3.22)		(1.52)		13.48
Total from Investment Activities	4.53		6.47		(3.33)		(1.66)		13.33
Distributions to Shareholders:
Net realized gains from investments	(6.90)		(1.78)		(0.86)		(7.35)		(5.17)
Total Distributions to Shareholders	(6.90)		(1.78)		(0.86)		(7.35)		(5.17)
Net Asset Value, End of Period	$29.21		$31.58		$26.89		$31.08		$40.09
Total Return (excludes sales charge)	14.21%		24.04%		(10.74)%		(3.85)%		42.15%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$259,050		$378,695		$475,722		$827,108		$1,335,819
Ratio of net expenses to average net assets	1.45%		1.45%		1.42%		1.45%		1.45%
Ratio of net investment income (loss) to average net assets	(0.75)%		(0.44)%		(0.35)%		(0.35)%		(0.39)%
Ratio of gross expenses to average net assets (b)	1.50%		1.53%		1.42%		1.55%		1.51%
Portfolio turnover (c)	38%		60%		42%		47%		49%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

43

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Partners Fund
	Class R Shares
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$29.84		$25.57		$29.72		$38.82		$31.14
Investment Activities:
Net investment income (loss)	(0.44	)(a)	(0.21	)(a)	(0.21	)(a)	(0.25	)(a)	(0.18)
Net realized and unrealized gains (losses) on investments	4.59		6.26		(3.08)		(1.50)		13.03
Total from Investment Activities	4.15		6.05		(3.29)		(1.75)		12.85
Distributions to Shareholders:
Net realized gains from investments	(6.90)		(1.78)		(0.86)		(7.35)		(5.17)
Total Distributions to Shareholders	(6.90)		(1.78)		(0.86)		(7.35)		(5.17)
Net Asset Value, End of Period	$27.09		$29.84		$25.57		$29.72		$38.82
Total Return	13.81%		23.64%		(11.09)%		(4.21)%		41.68%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,168		$2,452		$2,365		$4,321		$4,920
Ratio of net expenses to average net assets	1.81%		1.81%		1.81%		1.80%		1.79%
Ratio of net investment income (loss) to average net assets	(1.40)%		(0.78)%		(0.74)%		(0.66)%		(0.73)%
Ratio of gross expenses to average net assets (b)	2.28%		1.81%		1.81%		1.88%		1.85%
Portfolio turnover (c)	38%		60%		42%		47%		49%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

44

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Partners Fund
	Class Y Shares
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$32.75		$27.75		$31.95		$40.86	$32.38
Investment Activities:
Net investment income (loss)	(0.04	)(a)	(0.03	)(a)	(0.02	)(a)	0.01 (a)	(0.06)
Net realized and unrealized gains (losses) on investments	4.86		6.81		(3.32)		(1.57)	13.75
Total from Investment Activities	4.82		6.78		(3.34)		(1.56)	13.69
Distributions to Shareholders:
Net investment income	—		—		—		—	(0.04)
Net realized gains from investments	(6.90)		(1.78)		(0.86)		(7.35)	(5.17)
Total Distributions to Shareholders	(6.90)		(1.78)		(0.86)		(7.35)	(5.21)
Net Asset Value, End of Period	$30.67		$32.75		$27.75		$31.95	$40.86
Total Return	14.59%		24.41%		(10.47)%		(3.53)%	42.68%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$349,022		$378,271		$542,595		$903,833	$969,934
Ratio of net expenses to average net assets	1.12%		1.12%		1.12%		1.11%	1.11%
Ratio of net investment income (loss) to average net assets	(0.11)%		(0.11)%		(0.05)%		0.04%	(0.04)%
Ratio of gross expenses to average net assets (b)	1.21%		1.22%		1.18%		1.18%	1.17%
Portfolio turnover (c)	38%		60%		42%		47%	49%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

45

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Value Fund
	Class A Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$27.94	$28.33		$33.04		$34.76	$25.93
Investment Activities:
Net investment income (loss)	0.03 (a)	—	(a)(b)	(0.08	)(a)	0.25 (a)	(0.07)
Net realized and unrealized gains (losses) on investments	4.80	3.09		(1.98)		3.71	9.82
Total from Investment Activities	4.83	3.09		(2.06)		3.96	9.75
Distributions to Shareholders:
Net investment income	(0.04)	(0.13)		—	(b)	(0.36)	(0.06)
Net realized gains from investments	(6.52)	(3.35)		(2.65)		(5.32)	(0.86)
Total Distributions to Shareholders	(6.56)	(3.48)		(2.65)		(5.68)	(0.92)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	(b)	—		—	—
Net Asset Value, End of Period	$26.21	$27.94		$28.33		$33.04	$34.76
Total Return (excludes sales charge)	17.41%	10.92	%(c)	(6.18)%		11.60%	37.68%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$239,994	$268,979		$352,205		$432,082	$642,364
Ratio of net expenses to average net assets	1.30%	1.30%		1.26%		1.29%	1.28%
Ratio of net investment income (loss) to average net assets	0.09%	(0.01)%		(0.24)%		0.71%	(0.17)%
Ratio of gross expenses to average net assets (d)	1.33%	1.35%		1.26%		1.35%	1.35%
Portfolio turnover (e)	64%	67%		55%		56%	48%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

46

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Value Fund
	Class C Shares
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$26.01		$26.69		$31.54		$33.47		$25.13
Investment Activities:
Net investment income (loss)	(0.08	)(a)	(0.21	)(a)	(0.32	)(a)	—	(a)(b)	(0.35)
Net realized and unrealized gains (losses) on investments	4.35		2.88		(1.88)		3.52		9.55
Total from Investment Activities	4.27		2.67		(2.20)		3.52		9.20
Distributions to Shareholders:
Net investment income	—		—		—		(0.13)		—
Net realized gains from investments	(6.52)		(3.35)		(2.65)		(5.32)		(0.86)
Total Distributions to Shareholders	(6.52)		(3.35)		(2.65)		(5.45)		(0.86)
Capital Contributions from Prior Custodian, Net (See Note 8)	—		—	(b)	—		—		—
Net Asset Value, End of Period	$23.76		$26.01		$26.69		$31.54		$33.47
Total Return (excludes contingent deferred sales charge)	16.53%		10.01	%(c)	(6.92)%		10.75%		36.69%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$16,916		$19,943		$24,714		$30,568		$30,534
Ratio of net expenses to average net assets	2.07%		2.07%		2.04%		2.06%		2.03%
Ratio of net investment income (loss) to average net assets	(0.30)%		(0.78)%		(1.03)%		—	%(d)	(0.92)%
Ratio of gross expenses to average net assets (e)	2.08%		2.13%		2.04%		2.11%		2.11%
Portfolio turnover (f)	64%		67%		55%		56%		48%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  Amount is less than 0.005%.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

47

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Value Fund
	Class R Shares
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$27.03		$27.51		$32.29		$34.15	$25.54
Investment Activities:
Net investment income (loss)	(0.03	)(a)	(0.09	)(a)	(0.21	)(a)	0.13 (a)	(0.31)
Net realized and unrealized gains (losses) on investments	4.58		2.96		(1.92)		3.60	9.78
Total from Investment Activities	4.55		2.87		(2.13)		3.73	9.47
Distributions to Shareholders:
Net investment income	—		—		—		(0.27)	—
Net realized gains from investments	(6.52)		(3.35)		(2.65)		(5.32)	(0.86)
Total Distributions to Shareholders	(6.52)		(3.35)		(2.65)		(5.59)	(0.86)
Capital Contributions from Prior Custodian, Net (See Note 8)	—		—	(b)	—		—	—
Net Asset Value, End of Period	$25.06		$27.03		$27.51		$32.29	$34.15
Total Return	16.95%		10.45	%(c)	(6.54)%		11.15%	37.16%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,625		$1,670		$3,456		$4,412	$3,948
Ratio of net expenses to average net assets	1.69%		1.69%		1.65%		1.69%	1.68%
Ratio of net investment income (loss) to average net assets	(0.11)%		(0.34)%		(0.64)%		0.37%	(0.55)%
Ratio of gross expenses to average net assets (d)	2.29%		1.80%		1.65%		1.73%	1.70%
Portfolio turnover (e)	64%		67%		55%		56%	48%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

48

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Value Fund
	Class Y Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$28.40	$28.57		$33.23		$34.99	$26.09
Investment Activities:
Net investment income (loss)	0.06 (a)	0.08	(a)	(0.02	)(a)	0.38 (a)	0.02
Net realized and unrealized gains (losses) on investments	4.94	3.10		(1.99)		3.69	9.88
Total from Investment Activities	5.00	3.18		(2.01)		4.07	9.90
Distributions to Shareholders:
Net investment income	(0.11)	—		—		(0.51)	(0.14)
Net realized gains from investments	(6.52)	(3.35)		(2.65)		(5.32)	(0.86)
Total Distributions to Shareholders	(6.63)	(3.35)		(2.65)		(5.83)	(1.00)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	(b)	—		—	—
Net Asset Value, End of Period	$26.77	$28.40		$28.57		$33.23	$34.99
Total Return	17.71%	11.14	%(c)	(5.99)%		11.85%	38.05%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$247,528	$260,818		$724,715		$821,479	$643,582
Ratio of net expenses to average net assets	1.06%	1.06%		1.06%		1.05%	1.03%
Ratio of net investment income (loss) to average net assets	0.20%	0.26%		(0.05)%		1.05%	0.08%
Ratio of gross expenses to average net assets (d)	1.06%	1.19%		1.11%		1.11%	1.14%
Portfolio turnover (e)	64%	67%		55%		56%	48%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

49

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Large Cap Alpha Fund
	Class A Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$51.86	$50.98		$59.25	$59.06	$43.95
Investment Activities:
Net investment income (loss) (a)	0.38	0.40		0.50	0.55	0.45
Net realized and unrealized gains (losses) on investments	9.10	4.01		(1.74)	7.13	16.28
Total from Investment Activities	9.48	4.41		(1.24)	7.68	16.73
Distributions to Shareholders:
Net investment income	— (b)	(0.42)		(0.57)	(0.55)	(0.47)
Net realized gains from investments	(4.73)	(3.12)		(6.46)	(6.94)	(1.15)
Total Distributions to Shareholders	(4.73)	(3.54)		(7.03)	(7.49)	(1.62)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	0.01		—	—	—
Net Asset Value, End of Period	$56.61	$51.86		$50.98	$59.25	$59.06
Total Return (excludes sales charge)	18.32%	8.67	%(c)	(2.03)%	13.08%	38.17%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$540,762	$522,593		$556,204	$630,654	$618,893
Ratio of net expenses to average net assets	0.89%	0.89%		0.89%	0.92%	0.92%
Ratio of net investment income (loss) to average net assets	0.68%	0.79%		0.86%	0.89%	0.86%
Ratio of gross expenses to average net assets (d)	0.94%	0.92%		0.89%	0.92%	0.92%
Portfolio turnover (e)	55%	79%		39%	60%	48%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

50

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Large Cap Alpha Fund
	Class C Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$46.22	$45.80		$53.96	$54.43	$40.66
Investment Activities:
Net investment income (loss) (a)	(0.04)	—	(b)	0.03	0.04	0.02
Net realized and unrealized gains (losses) on investments	8.05	3.57		(1.58)	6.53	15.01
Total from Investment Activities	8.01	3.57		(1.55)	6.57	15.03
Distributions to Shareholders:
Net investment income	—	(0.04)		(0.15)	(0.10)	(0.11)
Net realized gains from investments	(4.73)	(3.12)		(6.46)	(6.94)	(1.15)
Total Distributions to Shareholders	(4.73)	(3.16)		(6.61)	(7.04)	(1.26)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	0.01		—	—	—
Net Asset Value, End of Period	$49.50	$46.22		$45.80	$53.96	$54.43
Total Return (excludes contingent deferred sales charge)	17.36%	7.80	%(c)	(2.80)%	12.15%	37.06%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$29,771	$28,801		$33,608	$36,868	$34,506
Ratio of net expenses to average net assets	1.69%	1.69%		1.69%	1.73%	1.74%
Ratio of net investment income (loss) to average net assets	(0.08)%	(0.01)%		0.06%	0.08%	0.04%
Ratio of gross expenses to average net assets (d)	1.71%	1.71%		1.69%	1.73%	1.74%
Portfolio turnover (e)	55%	79%		39%	60%	48%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

51

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Large Cap Alpha Fund
	Class R Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$51.83	$50.93		$59.15	$58.97	$43.88
Investment Activities:
Net investment income (loss) (a)	0.18	0.23		0.29	0.31	0.25
Net realized and unrealized gains (losses) on investments	9.07	3.99		(1.74)	7.09	16.23
Total from Investment Activities	9.25	4.22		(1.45)	7.40	16.48
Distributions to Shareholders:
Net investment income	—	(0.21)		(0.31)	(0.28)	(0.24)
Net realized gains from investments	(4.73)	(3.12)		(6.46)	(6.94)	(1.15)
Total Distributions to Shareholders	(4.73)	(3.33)		(6.77)	(7.22)	(1.39)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	0.01		—	—	—
Net Asset Value, End of Period	$56.35	$51.83		$50.93	$59.15	$58.97
Total Return	17.87%	8.30	%(b)	(2.38)%	12.62%	37.66%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$10,229	$10,631		$12,402	$16,458	$16,785
Ratio of net expenses to average net assets	1.26%	1.23%		1.26%	1.31%	1.31%
Ratio of net investment income (loss) to average net assets	0.33%	0.45%		0.49%	0.50%	0.48%
Ratio of gross expenses to average net assets (c)	1.42%	1.23%		1.26%	1.31%	1.31%
Portfolio turnover (d)	55%	79%		39%	60%	48%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

52

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Large Cap Alpha Fund
	Class Y Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$51.66	$50.82		$59.08	$58.92	$43.83
Investment Activities:
Net investment income (loss) (a)	0.49	0.51		0.62	0.71	0.59
Net realized and unrealized gains (losses) on investments	9.07	4.00		(1.74)	7.10	16.27
Total from Investment Activities	9.56	4.51		(1.12)	7.81	16.86
Distributions to Shareholders:
Net investment income	(0.11)	(0.56)		(0.68)	(0.71)	(0.62)
Net realized gains from investments	(4.73)	(3.12)		(6.46)	(6.94)	(1.15)
Total Distributions to Shareholders	(4.84)	(3.68)		(7.14)	(7.65)	(1.77)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	0.01		—	—	—
Net Asset Value, End of Period	$56.38	$51.66		$50.82	$59.08	$58.92
Total Return	18.56%	8.89	%(b)	(1.82)%	13.34%	38.58%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$33,638	$31,840		$31,662	$189,850	$175,475
Ratio of net expenses to average net assets	0.68%	0.68%		0.68%	0.66%	0.65%
Ratio of net investment income (loss) to average net assets	0.88%	1.00%		1.05%	1.16%	1.13%
Ratio of gross expenses to average net assets (c)	0.72%	0.69%		0.68%	0.66%	0.65%
Portfolio turnover (d)	55%	79%		39%	60%	48%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

53

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Investors Fund
	Class A Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$13.65	$12.42	$12.95	$13.02	$8.96
Investment Activities:
Net investment income (loss) (a)	(0.03)	— (b)	(0.04)	0.14	(0.02)
Net realized and unrealized gains (losses) on investments	2.23	1.23	(0.49)	0.42	4.14
Total from Investment Activities	2.20	1.23	(0.53)	0.56	4.12
Distributions to Shareholders:
Net investment income	—	—	—	(0.12)	—
Net realized gains from investments	(1.99)	—	—	(0.51)	(0.06)
Total Distributions to Shareholders	(1.99)	—	—	(0.63)	(0.06)
Net Asset Value, End of Period	$13.86	$13.65	$12.42	$12.95	$13.02
Total Return (excludes sales charge)	16.28%	9.90%	(4.09)%	4.39%	46.04%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$20,419	$28,022	$41,556	$67,364	$35,159
Ratio of net expenses to average net assets	1.33%	1.33%	1.33%	1.32%	1.30%
Ratio of net investment income (loss) to average net assets	(0.24)%	0.02%	(0.28)%	1.04%	(0.23)%
Ratio of gross expenses to average net assets (c)	1.54%	1.56%	1.51%	1.52%	1.89%
Portfolio turnover (d)	80%	92%	50%	83%	128%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

54

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Investors Fund
	Class C Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$12.73	$11.67	$12.26	$12.40	$8.60
Investment Activities:
Net investment income (loss) (a)	(0.19)	(0.09)	(0.12)	0.02	(0.11)
Net realized and unrealized gains (losses) on investments	2.13	1.15	(0.47)	0.42	3.97
Total from Investment Activities	1.94	1.06	(0.59)	0.44	3.86
Distributions to Shareholders:
Net investment income	—	—	—	(0.07)	—
Net realized gains from investments	(1.99)	—	—	(0.51)	(0.06)
Total Distributions to Shareholders	(1.99)	—	—	(0.58)	(0.06)
Net Asset Value, End of Period	$12.68	$12.73	$11.67	$12.26	$12.40
Total Return (excludes contingent deferred sales charge)	15.48%	9.08%	(4.81)%	3.63%	44.94%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$11,149	$14,517	$21,654	$31,819	$6,473
Ratio of net expenses to average net assets	2.07%	2.07%	2.07%	2.07%	2.05%
Ratio of net investment income (loss) to average net assets	(1.42)%	(0.72)%	(1.01)%	0.18%	(0.99)%
Ratio of gross expenses to average net assets (b)	2.35%	2.35%	2.29%	2.29%	2.66%
Portfolio turnover (c)	80%	92%	50%	83%	128%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

55

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Investors Fund
	Class R Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$12.83	$11.73	$12.30	$12.43	$8.59
Investment Activities:
Net investment income (loss) (a)	(0.17)	(0.06)	(0.09)	0.06	(0.07)
Net realized and unrealized gains (losses) on investments	2.14	1.16	(0.48)	0.42	3.97
Total from Investment Activities	1.97	1.10	(0.57)	0.48	3.90
Distributions to Shareholders:
Net investment income	—	—	—	(0.10)	—
Net realized gains from investments	(1.99)	—	—	(0.51)	(0.06)
Total Distributions to Shareholders	(1.99)	—	—	(0.61)	(0.06)
Net Asset Value, End of Period	$12.81	$12.83	$11.73	$12.30	$12.43
Total Return	15.50%	9.38%	(4.63)%	3.90%	45.46%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,379	$1,314	$1,771	$2,077	$628
Ratio of net expenses to average net assets	1.95%	1.92%	1.84%	1.91%	1.70%
Ratio of net investment income (loss) to average net assets	(1.27)%	(0.50)%	(0.78)%	0.47%	(0.66)%
Ratio of gross expenses to average net assets (b)	2.72%	1.92%	1.90%	1.97%	2.56%
Portfolio turnover (c)	80%	92%	50%	83%	128%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

56

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Investors Fund
	Class Y Shares
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$13.82	$12.55	$13.05	$13.12	$9.01
Investment Activities:
Net investment income (loss) (a)	0.03	0.04	—	0.20	0.01
Net realized and unrealized gains (losses) on investments	2.24	1.24	(0.50)	0.41	4.17
Total from Investment Activities	2.27	1.28	(0.50)	0.61	4.18
Distributions to Shareholders:
Net investment income	—	(0.01)	—	(0.17)	(0.01)
Net realized gains from investments	(1.99)	—	—	(0.51)	(0.06)
Total Distributions to Shareholders	(1.99)	(0.01)	—	(0.68)	(0.07)
Net Asset Value, End of Period	$14.10	$13.82	$12.55	$13.05	$13.12
Total Return	16.59%	10.17%	(3.83)%	4.72%	46.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$27,131	$50,013	$80,290	$142,623	$71,743
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	0.19%	0.28%	(0.01)%	1.49%	0.04%
Ratio of gross expenses to average net assets (b)	1.25%	1.24%	1.21%	1.17%	1.44%
Portfolio turnover (c)	80%	92%	50%	83%	128%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

57

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Global Natural Resources Fund
	Class A Shares
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$23.49		$15.34		$24.81	$35.02	$36.60
Investment Activities:
Net investment income (loss) (a)	(0.22)		(0.10)		(0.11)	(0.04)	(0.07)
Net realized and unrealized gains (losses) on investments	0.46		8.25		(9.36)	(7.97)	(0.20)
Total from Investment Activities	0.24		8.15		(9.47)	(8.01)	(0.27)
Distributions to Shareholders:
Net investment income	—		—		—	(0.01)	—
Net realized gains from investments	—		—		—	(2.19)	(1.31)
Total Distributions to Shareholders	—		—		—	(2.20)	(1.31)
Capital Contributions from Prior Custodian, Net (See Note 8)	—		—	(b)	—	—	—
Net Asset Value, End of Period	$23.73		$23.49		$15.34	$24.81	$35.02
Total Return (excludes sales charge)	1.02%		53.13	%(c)	(38.17)%	(22.84)%	(0.60)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$262,455		$545,778		$332,598	$620,030	$1,254,213
Ratio of net expenses to average net assets	1.48%		1.48%		1.45%	1.47%	1.43%
Ratio of net investment income (loss) to average net assets	(0.93)%		(0.51)%		(0.52)%	(0.10)%	(0.18)%
Ratio of gross expenses to average net assets (d)	1.55%		1.48%		1.45%	1.48%	1.46%
Portfolio turnover (e)	57	%(f)	29%		33%	34%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increase/decrease due to change within the portfolio holdings during the year.

See notes to financial statements.

58

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Global Natural Resources Fund
	Class C Shares
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$21.59		$14.21		$23.17	$33.14	$34.98
Investment Activities:
Net investment income (loss) (a)	(0.36)		(0.24)		(0.27)	(0.29)	(0.34)
Net realized and unrealized gains (losses) on investments	0.40		7.62		(8.69)	(7.48)	(0.19)
Total from Investment Activities	0.04		7.38		(8.96)	(7.77)	(0.53)
Distributions to Shareholders:
Net investment income	—		—		—	(0.01)	—
Net realized gains from investments	—		—		—	(2.19)	(1.31)
Total Distributions to Shareholders	—		—		—	(2.20)	(1.31)
Capital Contributions from Prior Custodian, Net (See Note 8)	—		—	(b)	—	—	—
Net Asset Value, End of Period	$21.63		$21.59		$14.21	$23.17	$33.14
Total Return (excludes contingent deferred sales charge)	0.23%		51.94	%(c)	(38.67)%	(23.41)%	(1.37)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$20,428		$30,789		$26,501	$63,193	$128,948
Ratio of net expenses to average net assets	2.28%		2.28%		2.25%	2.23%	2.21%
Ratio of net investment income (loss) to average net assets	(1.72)%		(1.32)%		(1.33)%	(0.86)%	(0.95)%
Ratio of gross expenses to average net assets (d)	2.35%		2.31%		2.25%	2.24%	2.24%
Portfolio turnover (e)	57	%(f)	29%		33%	34%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increase/decrease due to change within the portfolio holdings during the year.

See notes to financial statements.

59

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Global Natural Resources Fund
	Class R Shares
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$22.42		$14.68		$23.82	$33.86	$35.57
Investment Activities:
Net investment income (loss) (a)	(0.29)		(0.15)		(0.18)	(0.16)	(0.18)
Net realized and unrealized gains (losses) on investments	0.43		7.89		(8.96)	(7.68)	(0.22)
Total from Investment Activities	0.14		7.74		(9.14)	(7.84)	(0.40)
Distributions to Shareholders:
Net investment income	—		—		—	(0.01)	—
Net realized gains from investments	—		—		—	(2.19)	(1.31)
Total Distributions to Shareholders	—		—		—	(2.20)	(1.31)
Capital Contributions from Prior Custodian, Net (See Note 8)	—		—	(b)	—	—	—
Net Asset Value, End of Period	$22.56		$22.42		$14.68	$23.82	$33.86
Total Return	0.62%		52.72	%(c)	(38.37)%	(23.12)%	(0.98)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,442		$4,611		$3,427	$4,929	$7,596
Ratio of net expenses to average net assets	1.86%		1.74%		1.78%	1.84%	1.79%
Ratio of net investment income (loss) to average net assets	(1.31)%		(0.80)%		(0.85)%	(0.47)%	(0.51)%
Ratio of gross expenses to average net assets (d)	2.20%		1.74%		1.78%	1.85%	1.82%
Portfolio turnover (e)	57	%(f)	29%		33%	34%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increase/decrease due to change within the portfolio holdings during the year.

See notes to financial statements.

60

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Global Natural Resources Fund
	Class Y Shares
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$24.28		$15.80		$25.48	$35.76	$37.23
Investment Activities:
Net investment income (loss) (a)	(0.14)		(0.04)		(0.05)	0.09	0.06
Net realized and unrealized gains (losses) on investments	0.46		8.52		(9.63)	(8.17)	(0.22)
Total from Investment Activities	0.32		8.48		(9.68)	(8.08)	(0.16)
Distributions to Shareholders:
Net investment income	—		—		—	(0.01)	—
Net realized gains from investments	—		—		—	(2.19)	(1.31)
Total Distributions to Shareholders	—		—		—	(2.20)	(1.31)
Capital Contributions from Prior Custodian, Net (See Note 8)	—		—	(b)	—	—	—
Net Asset Value, End of Period	$24.60		$24.28		$15.80	$25.48	$35.76
Total Return	1.36%		53.67	%(c)	(37.99)%	(22.56)%	(0.29)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,126,533		$1,300,024		$1,174,590	$2,230,527	$3,396,743
Ratio of net expenses to average net assets	1.15%		1.15%		1.14%	1.13%	1.12%
Ratio of net investment income (loss) to average net assets	(0.58)%		(0.19)%		(0.21)%	0.24%	0.14%
Ratio of gross expenses to average net assets (d)	1.19%		1.17%		1.14%	1.14%	1.15%
Portfolio turnover (e)	57	%(f)	29%		33%	34%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increase/decrease due to change within the portfolio holdings during the year.

See notes to financial statements.

61

Victory Portfolios	Notes to Financial Statements December 31, 2017

1.  Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of 43 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the following Funds (collectively, the "Funds" and individually, a "Fund").

Funds	Investment Share Classes Offered	Investment Objectives
Victory RS Partners Fund ("RS Partners Fund")	Classes A, R and Y	Seeks to provide long-term capital appreciation
Victory RS Value Fund ("RS Value Fund")	Classes A, C, R and Y	Seeks to provide long-term capital appreciation
Victory RS Large Cap Alpha Fund ("RS Large Cap Alpha Fund")	Classes A, C, R and Y	Seeks to provide long-term capital appreciation
Victory RS Investors Fund ("RS Investors Fund")	Classes A, C, R and Y	Seeks to provide long-term capital appreciation
Victory Global Natural Resources Fund ("Global Natural Resources Fund")	Classes A, C, R and Y	Seeks to provide long-term capital appreciation

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies (Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies).

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

62

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds, American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2017, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedules of Portfolio Investments:

	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Other Significant Unobservable Inputs	Total
	Investments in Securities	Investments in Securities	Investments in Securities	Investments in Securities
RS Partners Fund
Common Stocks	$595,830,063	$—	$—	$595,830,063
Preferred Stocks	—	—	1,942,920	1,942,920
Collateral for Securities Loaned	15,727,914	—	—	15,727,914
Total	611,557,977	—	1,942,920	613,500,897
RS Value Fund
Common Stocks	498,739,080	—	—	498,739,080
Collateral for Securities Loaned	28,748,560	—	—	28,748,560
Total	527,487,640	—	—	527,487,640

63

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017
	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Other Significant Unobservable Inputs	Total
	Investments in Securities	Investments in Securities	Investments in Securities	Investments in Securities
RS Large Cap Alpha Fund
Common Stocks	$606,631,361	$—	$—	$606,631,361
Collateral for Securities Loaned	7,492,971	—	—	7,492,971
Total	614,124,332	—	—	614,124,332
RS Investors Fund
Common Stocks	58,772,118	—	—	58,772,118
Collateral for Securities Loaned	1,181,958	—	—	1,181,958
Total	59,954,076	—	—	59,954,076
Global Natural Resources Fund
Common Stocks	1,286,852,970	15,521,962 (a)	—	1,302,374,932
Collateral for Securities Loaned	75,132,790	—	—	75,132,790
Total	1,361,985,760	15,521,962	—	1,377,507,722

(a)  Consists of holdings: Ophir Energy PLC, categorized as Oil, Gas & Consumable Fuels.

There were no transfers between Level 1 and Level 2 as of December 31, 2017.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment In Securities	RS Partners Fund	Global Natural Resources Fund
Balance as of December 31, 2016	$1,942,920	$18,926,984
Accrued Discount (Premium)	—	—
Realized Gain (Loss)	—	—
Change in Unrealized Appreciation/Depreciation	—	3,433,057
Purchases	—	—
Sales Proceeds	—	—
Transfer into Level 3	—	—
Transfer out Of Level 3	—	(22,360,041)
Balance as of December 31, 2017	$1,942,920	$—

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

RS Partners Fund	Fair Value as of December 31, 2017*	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Common Stocks	$1,942,920	Market	Premium / Discount	Market Transactions	Any change to the premium or discount would result in direct and proportional changes in the fair value of the security.

*  Level 3 securities are typically valued by the Adviser. The appropriateness of fair values for these securities is monitored on an ongoing basis, by the Adviser, which may include back testing, results of vendor due diligence, audited financial information, unchanged price review and consideration of market and/or sector events.

64

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End & Closed-End Funds:

The Funds may invest in portfolios of open-end or closed-end investment companies (the "underlying funds"). The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Foreign Currency Contracts:

The Funds may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of December 31, 2017, the Funds had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

65

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2017:

Fund	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Value of Non-cash Collateral Received	Net Amount
RS Partners Fund	$15,393,434	$15,727,914	$—	$334,480
RS Value Fund	28,128,405	28,748,560	—	620,155
RS Large Cap Alpha Fund	7,310,784	7,492,971	—	182,187
RS Investors Fund	1,169,800	1,181,958	—	12,158
Global Natural Resources Fund	84,176,588	75,132,790	9,043,798	—

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the change in unrealized appreciation/depreciation on investments. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statements of Operations.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually for the Funds. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax"

66

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

differences are either considered temporary or permanent in nature (e.g., reclass of market discounts and premiums and pay down gains or losses), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2017 were as follows:

	Purchases	Sales
RS Partners Fund	$250,149,677	$477,638,474
RS Value Fund	327,749,216	451,542,909
RS Large Cap Alpha Fund	321,008,440	391,414,556
RS Investors Fund	61,289,119	106,270,611
Global Natural Resources Fund	858,481,624	1,389,580,089

For the year ended December 31, 2017, there were no purchases or sales of U.S. Government Securities.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. ("VCH"), a publicly traded Delaware corporation.

VCM has entered into a Sub-Advisory Agreement with SailingStone Capital Partners LLC ("SailingStone"). SailingStone is responsible for providing day-to-day investment advisory services to the Global Natural Resources Fund, subject to the oversight of the Board. Sub-investment advisory fees are paid by VCM to SailingStone do not represent a separate or additional expense to the Funds.

Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Adviser Fee Rate
RS Partners Fund	1.00%
RS Value Fund	0.85%
RS Large Cap Alpha Fund	0.50%
RS Investors Fund	1.00%
Global Natural Resources Fund	1.00%

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective July 1, 2017, Colin Kinney serves as the Trust's Chief Compliance Officer ("CCO"). The CCO is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to Provide Compliance Services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services. Prior to July 1, 2017, EJV Financial Services LLC served as the Trust's CCO. Under the terms of the agreement, the Funds within the Trust, Victory Portfolios II, Victory Institutional Funds and Victory Variable Insurance Funds (collectively, the "Victory Trusts"), paid EJV Financial Services LLC $220,000 annually for CCO consulting services.

The Victory Trusts pay an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Trusts and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor and FIS are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Funds. For the year ended December 31, 2017, the Distributor received approximately $23,635 from commissions earned on sales of Class A Shares and FIS received $3,405 from redemptions of Class C Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of December 31, 2017, the expense limits (excluding voluntary waivers) are as follows:

Fund	Class	Expense Limit (a)
RS Partners Fund	Class A Shares	1.45%
RS Partners Fund	Class R Shares	1.81%
RS Partners Fund	Class Y Shares	1.12%
RS Value Fund	Class A Shares	1.30%
RS Value Fund	Class C Shares	2.07%
RS Value Fund	Class R Shares	1.69%
RS Value Fund	Class Y Shares	1.06%
RS Large Cap Alpha Fund	Class A Shares	0.89%
RS Large Cap Alpha Fund	Class C Shares	1.69%
RS Large Cap Alpha Fund	Class R Shares	1.26%
RS Large Cap Alpha Fund	Class Y Shares	0.68%
RS Investors Fund	Class A Shares	1.33%
RS Investors Fund	Class C Shares	2.07%
RS Investors Fund	Class R Shares	1.95%
RS Investors Fund	Class Y Shares	1.05%
Global Natural Resources Fund	Class A Shares	1.48%
Global Natural Resources Fund	Class C Shares	2.28%
Global Natural Resources Fund	Class R Shares	1.86%
Global Natural Resources Fund	Class Y Shares	1.15%

(a)  In effect until at least July 31, 2018.

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if

69

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

As of December 31, 2017, the following amounts are available to be repaid to the Adviser:

Fund	Expires 12/31/2019	Expires 12/31/2020	Total
RS Partners Fund	$243,315	$487,905	$731,220
RS Value Fund	295,499	94,907	390,406
RS Large Cap Alpha Fund	137,276	283,005	420,281
RS Investors Fund	86,542	179,335	265,877
Global Natural Resources Fund	118,930	697,524	816,454

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2017.

Certain officers and/or interested trustees of the Funds are also officers of the Adviser, Administrator and Fund Accountant, Legal and CCO.

5.  Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Borrowing and Interfund Lending:

Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 29, 2016, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund, another series of the Victory Trusts, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. The agreement was subsequently amended on July 28, 2017 with a new termination date of July 27, 2018. For the year ended December 31, 2017, Citibank earned approximately $150,000 in commitment fees from the Victory Trusts. Each fund in the Victory Trusts pays a pro-rata portion

70

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

of the commitment fees plus any interest on amounts borrowed. As of December 31, 2017, the interest rate on outstanding borrowings was 2.57%.

The average loans for the days outstanding and average interest rate for each Fund during the year ended December 31, 2017 were as follows:

Fund	Amount Outstanding at December 31, 2017	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS Partners Fund	$—	$850,000	1	2.23%
RS Large Cap Alpha Fund	—	900,000	3	2.22%
Global Natural Resources Fund	—	45,200,000	1	1.98%

*  For the year ended December 31, 2017, based on the number of days borrowings were outstanding.

Interfund Lending:

The Trust and Adviser received an exempted order granted by the SEC on March 28, 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Board approved the Interfund Lending Policy and Procedures relating to the Facility on May 24, 2017. The Facility allows the Funds to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

The average borrowing for the days outstanding and average interest rate for each Fund during the year ended December 31, 2017 were as follows:

Borrowing Fund	Lending Fund	Amount Outstanding at December 31, 2017	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS Value Fund	Victory Sycamore Established Value Fund	$—	$4,516,800	5	2.00%

*  For the year ended December 31, 2017, based on the number of days borrowings were outstanding.

7.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended December 31, 2017
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
RS Partners Fund	$27,885,158	$88,114,651	$115,999,809	$115,999,809
RS Value Fund	22,401,444	81,534,328	103,935,772	103,935,772
RS Large Cap Alpha Fund	5,230,241	42,902,726	48,132,967	48,132,967
RS Investors Fund	2,473,494	7,358,125	9,831,619	9,831,619

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2017
	Year Ended December 31, 2016
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
RS Partners Fund	$—	$40,166,401	$40,166,401	$40,166,401
RS Value Fund	1,096,221	59,795,610	60,891,831	60,891,831
RS Large Cap Alpha Fund	13,241,230	25,115,442	38,356,672	38,356,672
RS Investors Fund	24,610	—	24,610	24,610

As of December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
RS Partners Fund	$—	$9,848,611	$9,848,611	$—	$—	$153,373,504	$163,222,115
RS Value Fund	5,000,384	4,680,811	9,681,195	—	—	82,531,081	92,212,276
RS Large Cap Alpha Fund	9,035,726	6,616,617	15,652,343	—	—	141,471,815	157,124,158
RS Investors Fund	626,175	349,939	976,114	—	—	8,784,810	9,760,924
Global Natural Resources Fund	—	—	—	(1,166,591,799)	(8,323)	(213,862,567)	(1,380,462,689)

*  Late-year ordinary specified losses are comprised of post-October specified losses and post-October capital losses incurred after October 31, 2017. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the end of their tax year ended December 31, 2017, the following Funds had net capital loss carryforwards ("CLCFs") as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration are applied as either short-term or long-term depending on the originating capital loss and must be utilized before those that are subject to expiration.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
Global Natural Resources Fund	$—	$1,166,591,799	$1,166,591,799

During the tax year ended December 31, 2017, the RS Investors Fund utilized $5,461,962 of capital loss carryforwards.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

As of December 31, 2017, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RS Partners Fund	$460,127,393	$163,148,604	$(9,775,100)	$153,373,504
RS Value Fund	444,956,559	93,579,638	(11,048,557)	82,531,081
RS Large Cap Alpha Fund	472,652,517	146,767,118	(5,295,303)	141,471,815
RS Investors Fund	51,169,266	9,241,334	(456,524)	8,784,810
Global Natural Resources Fund	1,591,370,392	143,162,701	(357,025,371)	(213,862,670)

As of Decemebr 31, 2017, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)	Capital
RS Partners Fund	$2,666,762	$(1,481,630)	$(1,185,132)
RS Value Fund	677,324	(748,606)	71,282
RS Large Cap Alpha Fund	489,487	(30,110)	(459,377)
RS Investors Fund	216,690	(178,922)	(37,768)
Global Natural Resources Fund	10,778,419	120,182	(10,898,601)

8.  Capital Contribution from Prior Custodian:

During 2016, certain funds received notification from their prior custodian, State Street Bank and Trust ("State Street"), related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014, the end of the Fund's contract with State Street. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the over-billing, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Funds was accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2017, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

Shareholder	Fund	Percent
National Financial Services LLC	RS Partners Fund	25.7%
National Financial Services LLC	Global Natural Resources Fund	32.7%

10.  Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduce two new regulatory reporting forms for investment

73

Victory Portfolios	Notes to Financial Statements — continued December 31, 2017

companies — Form N-PORT and Form N-CEN — and also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The Funds' adoption of these amendments, effective with the financial statements prepared as of December 31, 2017, required additional disclosures reflected herein, but had no effect on the Funds' net assets or results of operations.

In March 2017, the FASB issued Accounting Standards Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU12017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

11.  Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on the evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

74

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Victory Global Natural Resources Fund, Victory RS Investors Fund, Victory RS Large Cap Alpha Fund, Victory RS Partners Fund, and Victory RS Value Fund and the Board of Trustees of the Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Victory Global Natural Resources Fund, Victory RS Investors Fund, Victory RS Large Cap Alpha Fund, Victory RS Partners Fund, and Victory RS Value Fund (collectively referred to as the "Funds") (five of the portfolios constituting the Victory Portfolios (the "Trust")), including the portfolios of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds at December 31, 2017, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial statements and financial highlights of the Funds for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 28, 2018

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 43 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 66	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, 70	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 66*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 74	Trustee	July 2016	Retired; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 63	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

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Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 64	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 60*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 56	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, 73	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 45**	Trustee	May 2008	Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The current officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Trust's Treasurer is employed by Citi, which entity receives fees from the Trust for serving as the sub-fund accountant and sub-administrator.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 56	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 48	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 44	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 49	Treasurer**	May 2006-May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Allan Shaer, 52	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Chistopher A. Ponte, 33	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017). Registered Principal, Victory Capital Advisers, Inc. (since 2011).
Edward J. Veilleux, 74	Chief Compliance Officer***	October 2005-July 2017	President of EJV Financial Services (mutual fund consulting).
Colin Kinney, 44	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 57	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 64	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (2011-2017); Partner, Shearman & Sterling LLP (since 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

**  On May 24, 2017, Mr. Sabato resigned his position with the Trust.

***  On July 1, 2017, Mr. Veilleux resigned his position with the Trust.

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Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
RS Partners Fund
Class A Shares	$1,000.00	$1,083.80	$7.62	1.45%
Class R Shares	1,000.00	1,082.20	9.50	1.81%
Class Y Shares	1,000.00	1,085.60	5.89	1.12%
RS Value Fund
Class A Shares	1,000.00	1,089.10	6.85	1.30%
Class C Shares	1,000.00	1,084.80	10.88	2.07%
Class R Shares	1,000.00	1,087.10	8.89	1.69%
Class Y Shares	1,000.00	1,090.30	5.58	1.06%
RS Large Cap Alpha Fund
Class A Shares	1,000.00	1,109.80	4.73	0.89%
Class C Shares	1,000.00	1,105.20	8.97	1.69%
Class R Shares	1,000.00	1,107.80	6.69	1.26%
Class Y Shares	1,000.00	1,111.00	3.62	0.68%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

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	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
RS Investors Fund
Class A Shares	$1,000.00	$1,084.20	$6.99	1.33%
Class C Shares	1,000.00	1,080.20	10.85	2.07%
Class R Shares	1,000.00	1,080.10	10.22	1.95%
Class Y Shares	1,000.00	1,085.00	5.52	1.05%
Global Natural Resources Fund
Class A Shares	1,000.00	1,121.50	7.91	1.48%
Class C Shares	1,000.00	1,117.20	12.17	2.28%
Class R Shares	1,000.00	1,119.00	9.93	1.86%
Class Y Shares	1,000.00	1,123.70	6.16	1.15%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

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Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Annualized Net Expense Ratio During Period 7/1/17-12/31/17
RS Partners Fund
Class A Shares	$1,000.00	$1,017.90	$7.38	1.45%
Class R Shares	1,000.00	1,016.08	9.20	1.81%
Class Y Shares	1,000.00	1,019.56	5.70	1.12%
RS Value Fund
Class A Shares	1,000.00	1,018.65	6.61	1.30%
Class C Shares	1,000.00	1,014.77	10.51	2.07%
Class R Shares	1,000.00	1,016.69	8.59	1.69%
Class Y Shares	1,000.00	1,019.86	5.40	1.06%
RS Large Cap Alpha Fund
Class A Shares	1,000.00	1,020.72	4.53	0.89%
Class C Shares	1,000.00	1,016.69	8.59	1.69%
Class R Shares	1,000.00	1,018.85	6.41	1.26%
Class Y Shares	1,000.00	1,021.78	3.47	0.68%
RS Investors Fund
Class A Shares	1,000.00	1,018.50	6.77	1.33%
Class C Shares	1,000.00	1,014.77	10.51	2.07%
Class R Shares	1,000.00	1,015.38	9.91	1.95%
Class Y Shares	1,000.00	1,019.91	5.35	1.05%
Global Natural Resources Fund
Class A Shares	1,000.00	1,017.74	7.53	1.48%
Class C Shares	1,000.00	1,013.71	11.57	2.28%
Class R Shares	1,000.00	1,015.83	9.45	1.86%
Class Y Shares	1,000.00	1,019.41	5.85	1.15%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

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Additional Federal Income Tax Information

For the year ended December 31, 2017, the Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Amount
RS Partners Fund	22%
RS Value Fund	19%
RS Large Cap Alpha Fund	61%
RS Investors Fund	24%

Dividends qualified for corporate dividends received deductions of:

Amount
RS Partners Fund	20%
RS Value Fund	20%
RS Large Cap Alpha Fund	14%
RS Investors Fund	21%

For the year ended December 31, 2017, the Funds designated short-term capital gain distributions in the amount of:

Amount
RS Partners Fund	$27,885,158
RS Value Fund	21,343,252
RS Large Cap Alpha Fund	5,123,169
RS Investors Fund	2,473,494

For the year ended December 31, 2017, the Funds designated long-term capital gain distributions in the amount of:

Amount
RS Partners Fund	$88,114,651
RS Value Fund	81,534,328
RS Large Cap Alpha Fund	42,902,726
RS Investors Fund	7,358,125
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Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of each of the Funds at a meeting, which was called for that purpose, on December 5, 2017. The Board also considered information relating to the Funds and the Agreement provided throughout the year and at a meeting on October 24, 2017. The Board noted that prior to each Fund's reorganization on July 29, 2016, each Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  Total expenses of each Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of each Fund individually. In addition, the Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees, with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by FUSE Research Network, LLC ("FUSE") and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of each Fund's peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of

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similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which are generally viewed as a method by which the investment adviser shares economies of scale as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following each Fund's reorganization, each Fund is managed by substantially the same investment management team that managed the comparable predecessor fund.

With respect to the Global Natural Resources Fund, the Board considered the relative roles and responsibilities of the Adviser and the Fund's sub-adviser and noted that, among other things: (1) the sub-advisory fees for the Fund would be paid by the Adviser and, therefore, would not be a direct expense of the Fund; and (2) the Adviser would supervise the sub-adviser.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

RS Partners Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, outperformed the peer group for the one-year period, and underperformed the peer group for the three-, five- and ten-year periods. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) that management will continue to monitor the Fund's performance in the upcoming year, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Value Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group for the one-year period, and underperformed both the benchmark index and the peer group for the three-, five- and ten-year periods.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) that the Fund had performed well during the most recent period

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reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Large Cap Alpha Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the three- and five-year periods and the peer group for the one-, three- and five-year periods, and outperformed the benchmark index for the one- and ten-year periods and the peer group for the ten-year period. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual fund; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) that management will continue to monitor the Fund's performance in the upcoming year, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Investors Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one-, three- and ten-year periods, outperformed the benchmark index for the five-year period, outperformed the peer group for the one-, five- and ten-year periods, and underperformed the peer group for the three-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) that the Fund had generally performed well as compared to its peers during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Global Natural Resources Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, outperformed the peer group for the one- and three-year periods, and underperformed the peer group for the five- and ten-year periods. The Board discussed the Fund's investment strategy with the Adviser.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) that the Fund had performed in line with expectations, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement,

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on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

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Considerations of the Board in Approving the SailingStone Investment Sub-Advisory Agreement

The Board approved the investment sub-advisory agreement between the Adviser and SailingStone Capital Partners LLC (the "Sub-Adviser") (the "Sub-Advisory Agreement") on behalf of the Global Natural Resources Fund at meetings, which were each called for that purpose, on August 30, 2017, and December 5, 2017. The Board also considered information relating to the Funds and the Sub-Advisory Agreement provided throughout the year and at a meeting on October 24, 2017. The Board noted that prior to the Fund's reorganization on July 29, 2016, the Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016, and sub-advised by the Sub-Adviser. In considering whether to approve the Sub-Advisory Agreement, the Board requested, and the Sub-Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board reviewed numerous factors with respect to the Fund including the Sub-Adviser's history as sub-adviser for the predecessor fund and the services to be provided by the Sub-Adviser as the sub-adviser.

In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Sub-Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that could benefit Fund shareholders as the Fund grows;

•  Representations by the Adviser that the sub-advisory fee for the Fund is within the range of fees agreed to in the market for similar services;

•  Whether the fee would be sufficient to enable the Sub-Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser as a result of its sub-advisory relationship with the Fund;

•  The capabilities and financial condition of the Sub-Adviser;

•  The nature, quality and extent of the oversight and compliance services provided by the Adviser;

•  The historical relationship between the predecessor fund and the Sub-Adviser; and

•  Current economic and industry trends.

The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus. The Board recognized that because the sub-advisory fees are paid by the Adviser, any arrangement by the Sub-Adviser to reduce its fee as the Fund grows would have no direct impact on the Fund or its shareholders. The Board considered the relative roles and responsibilities of the Adviser and the Sub-Adviser and the Adviser's representation that the fees to be paid to the Sub-Adviser are within the range of sub-advisory fees paid to other sub-advisers for similar services.

The Board considered the Fund's total operating expense ratio on a net and gross basis as compared with a universe of comparable mutual funds compiled by FUSE Research Network, LLC ("FUSE") and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of each Fund's peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among

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Victory Portfolios	Supplemental Information — continued December 31, 2017

  (Unaudited)

other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board noted that, following the Fund's reorganization, the Fund is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to the Fund. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

Global Natural Resources Fund

The Board noted that the Global Natural Resources Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board considered that the Fund's Class A net annual expense ratio was reasonable as compared to the median expense ratio for the peer group. The Board then compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2017, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, outperformed the peer group for the one- and three-year periods, and underperformed the peer group for the five- and ten-year periods.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board concluded, among other things, that the Sub-Advisory Agreement, with respect to the Fund, was consistent with the best interests of the Fund and its shareholders and unanimously approved the Sub-Advisory Agreement (including the fees to be charged for services thereunder), on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services and the estimated profitability of the Sub-Adviser's relationship with the Fund;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser, which have resulted in the Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Fund; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

88

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VPRSVF-AR (12/17)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics in included as an Exhibit.

(b)         During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2017	2016
(a) Audit Fees (1)	$395,520	$384,000
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	108,027	104,880
(d) All Other Fees (4)	0	0

(1)    Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)    Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)    Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, international tax fee transactions and tax planning.  Such tax services included the review of income and excise tax returns for the Registrant.

(4)    For the fiscal years ended December 31, 2017 and December 31, 2016, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2017 and 2016 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) Not applicable.

(g)

2017	$653,289
2016	$367,890

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment advisor (and the advisor’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.         Audit Committee of Listed Registrants.

Not applicable.

Item 6.         Investments.

(a)       Not applicable.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	March 9, 2018

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	March 9, 2018